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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22167

Allianz Funds Multi-Strategy Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: November 30, 2011

Date of reporting period: May 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss 3507.

ITEM 1. REPORT TO SHAREHOLDERS

Semiannual Report

May 31, 2011

Allianz Multi-Strategy Funds

SHARE CLASSES A, B, C, D, R, P, INSTITUTIONAL, ADMINISTRATIVE

Allianz Global Investors Solutions 2015 Fund

Allianz Global Investors Solutions 2020 Fund

Allianz Global Investors Solutions 2030 Fund

Allianz Global Investors Solutions 2040 Fund

Allianz Global Investors Solutions 2050 Fund

Allianz Global Investors Solutions Global Allocation Fund (formerly Allianz Global Investors Solutions Core Allocation Fund)

Allianz Global Investors Solutions Global Growth Allocation Fund (formerly Allianz Global Investors Solutions Growth Allocation Fund)

Allianz Global Investors Solutions Retirement Income Fund

Allianz AGIC Convertible Fund

Allianz AGIC Focused Opportunity Fund

Allianz AGIC High Yield Bond Fund

Allianz AGIC International Growth Fund

Allianz AGIC International Growth Opportunities Fund

Allianz AGIC Micro Cap Fund

Allianz AGIC Small to Mid Cap Growth Fund

Allianz AGIC Ultra Micro Cap Fund

Allianz AGIC U.S. Emerging Growth Fund (formerly Allianz AGIC Emerging Growth Fund)

Allianz NFJ Global Dividend Value Fund

Allianz RCM All Alpha Fund

Allianz RCM All Horizons Fund

Allianz RCM China Equity Fund

Allianz RCM Disciplined Equity Fund

Allianz RCM Global EcoTrendsSM Fund

Allianz RCM Global Water Fund

Allianz RCM International Opportunities Fund

Allianz RCM Redwood Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Multi-Strategy Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectuses. Please read the prospectus carefully before you invest or send money.

President’s Letter 2–3

Fund Summaries 4–55

Important Information 56–57

Benchmark Descriptions 58–59

Schedules of Investments 60–83

Statements of Assets and Liabilities 84–91

Statements of Operations 92–95

Statements of Changes in Net Assets 96–102

Financial Highlights 104–139

Notes to Financial Statements 140–176

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements 177–178

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, small company risk, foreign investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Allianz Global Investors Solutions target-date funds seek to manage risk and return by blending two separately-managed portfolios: a return-generating portfolio for growth potential, and a defensive portfolio for principal protection. The balance grows increasingly defensive over time until the target date is reached, after which the Fund’s assets roll into a retirement income strategy. The principal value of the Funds is not guaranteed at any time, including the target date. Please refer to the Fund’s applicable current prospectus for complete details.

Brian S. Shlissel

President

Dear Shareholders:

After a promising start to calendar year 2011, the U.S. economy has encountered significant headwinds which have slowed down growth. Certain issues are well known and have been experienced for some time — stubbornly high unemployment, severe fiscal woes at the federal and many state government levels, and a housing market that is slow to recover.

As is the case, from time to time, there have been so-called “black swan” events — dramatic, unforeseen developments that can surprise the markets and add to investor concerns. Two such events in the past six months have been region-wide uprisings in the Middle East and an earthquake, tsunami and nuclear meltdown in Japan. The turmoil in the Middle East has placed upward pressure on oil prices, while the Japanese tragedy rippled through the global supply chain, hampering a broad swath of the manufacturing sector. Less surprising but no less significant has been the ongoing sovereign debt crisis in Europe, which shows few signs of dissipating, and a slowdown in the world’s second-largest economy, China.

Six Months in Review

The U.S. slowdown was reflected in the latest gross domestic product (“GDP”) data, which is the value of all final goods and services produced in a specific country and is the broadest measure of economic activity and the principal indicator of economic performance. After expanding at an annualized rate of 3.1% during the fourth quarter of 2010, GDP eased to a 1.8% growth rate between January and March 2011.

The slowdown was accompanied by a reversal in the unemployment rate. After inching downward for several months, unemployment moved higher in April and May 2011, rising to 9.1%, according to the U.S. Labor Department.

This data suggests that significant slack remains in the U.S. economy. The Federal Reserve (the “Fed”) hinted that it would maintain key interest rates at rock bottom levels, and Fed Chairman Ben Bernanke indicated that the economy would continue to grow “at a moderate pace that is both uneven across sectors and frustratingly slow.” Still, the Fed confirmed it would end its second round of “quantitative easing” as scheduled at the end of June 2011.

All told, this less than sanguine outlook began taking a toll on financial markets during the final weeks of the six-month reporting period. U.S. stocks, as measured by the Standard & Poor’s 500 Index (“S&P 500”), fell during May, although still returned 15.03% for the six months ended May 31, 2011. At one point, the S&P 500 had doubled from its low of March 2009, the fastest such gain in 75 years. Two measures of stock performance in developed international and global markets, the MSCI EAFE (Europe, Australasia and Far East) Index and the MSCI World Index, returned 14.92% and 14.85%, respectively, in dollar-denominated terms, while the MSCI Emerging Markets Index registered a 9.76% return for the reporting period.

With respect to bonds during the six-month reporting period, the Barclays Capital U.S. Credit Index returned 3.12% and the Barclays Capital High Yield Index advanced 7.93%. In contrast, the Barclays Capital U.S. Government Bond Index returned 3.12% and the broader bond market index, as measured by the Barclays Capital U.S. Aggregate Bond Index, rose 1.91%.

2	Allianz Multi-Strategy Funds

Positioned to Face Today’s Challenges

Since the recession officially ended in mid-2009, the U.S. economy’s annualized growth rate has averaged 2.8%. Given the headwinds discussed above, a more robust expansion, at this point in time, is difficult to envision.

Much depends on the behavior of American consumers, who represent approximately two-thirds of U.S. economic activity. Currently this behavior reflects caution. Rather than spending, the data indicates that Americans are paying down debt and saving more. This may be healthy on an individual basis, but not for an economy largely dependant on consumer consuming. The degree to which Americans continue to pull back will say much about future economic growth.

On behalf of Allianz Global Investors Fund Management and our Sub-Advisers, thank you for investing with us. We appreciate your business and trust. We encourage you to consult with your financial advisor and to visit our website, www.allianzinvestors.com, for additional information.

Sincerely,

Brian S. Shlissel

President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

Semiannual Report	May 31, 2011	3

Allianz Global Investors Solutions 2015 Fund

(Unaudited)

Portfolio Insights

For the six-month period ended May 31, 2011, Class A Shares of the Allianz Global Investors Solutions 2015 Fund returned 6.00%, at Net Asset Value (“NAV”), underperforming the Dow Jones Real Return 2015 Index (the “benchmark index”), which returned 7.26% during the reporting period.

Allianz Global Investors Solutions 2015 Fund seeks capital growth and current income consistent with a 2015 retirement target-date by investing in Underlying Funds. These Underlying Funds are grouped into two asset classes: (1) return-generating, such as U.S. and global equities, commodities, real estate, and high-yield and emerging markets bonds and (2) defensive assets, such as Treasury Inflation-Protected Securities, short-term bonds, and core U.S. and global bonds.

During the reporting period, the Fund held overweight positions in domestic and non-U.S. fixed-income assets and equities and underweight positions in real return assets (real estate and commodities) and TIPS relative to its benchmark.

Both the return-generating and defensive portfolio underperformed during the period, largely due to positioning in real return assets including TIPS. The defensive portfolio underperformed due to both having below-benchmark duration and being underweight in TIPS. The return-generating portfolio underperformed due to being underweight in real estate overall and, within the real estate holdings, having a significant off-benchmark position in global real estate. U.S. real estate was the best performing asset class in the benchmark over the period. Selection in equities, commodities and return-generating fixed income was positive. On average, the Fund was relatively overweight in return-generating assets (1%) and underweight in defensive assets (1%) versus its benchmark over the period.

At the end of the reporting period, the Fund was positioned in approximately 65% defensive and 35% return-generating holdings as compared to the 70% defensive and 30% return-generating allocation of its 2015 portfolio glide path. The Fund’s greatest active exposure relative to its benchmark was return-generating fixed-income, which we believe offered the portfolio exposure to wide risk spreads yet allowed downside protection during periods of significant market volatility. Economic and financial data continue to indicate a slow but sustained recovery in real economic growth and corporate profits. Real activity continues to be driven by increases in productivity which is evident in strong performance by suppliers of raw materials and infrastructure inputs. In contrast, Europe and the U.S. continue to keep rates low in light of job losses, leading to investors’ increased appetite for instruments offering higher yields and return. All our portfolios are within risk expectations.

Average Annual Total Return for the period ended May 31, 2011

	6 Months*	1 Year	Fund Inception† (12/29/08)
Allianz Global Investors Solutions 2015 Fund Class A	6.00%	14.69%	15.75%
Allianz Global Investors Solutions 2015 Fund Class A (adjusted)	0.17%	8.38%	13.08%
Allianz Global Investors Solutions 2015 Fund Class C	5.59%	13.81%	14.88%
Allianz Global Investors Solutions 2015 Fund Class C (adjusted)	4.59%	12.81%	14.88%
Allianz Global Investors Solutions 2015 Fund Class D	5.99%	14.61%	15.78%
Allianz Global Investors Solutions 2015 Fund Class R	5.83%	14.38%	15.49%
Allianz Global Investors Solutions 2015 Fund Class P	6.05%	14.83%	15.99%
Allianz Global Investors Solutions 2015 Fund Institutional Class	6.10%	14.93%	16.10%
Allianz Global Investors Solutions 2015 Fund Administrative Class	5.96%	14.68%	15.82%
Dow Jones Real Return Target Date (DJ RR 2015) Index	7.26%	15.54%	14.01%
Lipper Mixed-Asset Target 2015 Funds Average	8.86%	17.67%	16.50%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 56 and 57 for more information. The Fund’s gross expense ratios are 6.08% for Class A shares, 7.84% for Class C shares, 6.35% for Class D shares, 6.38% for Class R shares, 5.99% for Class P shares, 5.87% for Institutional Class shares and 6.15% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.11% for Class A shares, 1.86% for Class C shares, 1.11% for Class D shares, 1.36% for Class R shares, 0.91% for Class P shares, 0.81% for Institutional Class shares and 1.06% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

* Cumulative Return

4	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2015 Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2011

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Fund Allocation

PIMCO Real Return	22.1%
PIMCO 1-5 Year U.S TIPS Index	14.8%
PIMCO Short-Term	14.0%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	4.0%
Allianz AGIC Income & Growth	4.0%
PIMCO Total Return	4.0%
PIMCO Income	3.0%
Allianz NFJ Dividend Value	3.0%
Other	30.8%
Cash & Equivalents – Net	0.3%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,060.00	$1,055.90	$1,059.90	$1,058.30	$1,060.50	$1,061.00	$1,059.60
Expenses Paid During Period	$2.57	$6.41	$2.57	$3.85	$1.54	$1.03	$2.31

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,022.44	$1,018.70	$1,022.44	$1,021.19	$1,023.44	$1,023.93	$1,022.69
Expenses Paid During Period	$2.52	$6.29	$2.52	$3.78	$1.51	$1.01	$2.27

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.50% for Class A, 1.25% for Class C, 0.50% for Class D, 0.75% for Class R, 0.30% for Class P , 0.20% for Institutional Class and 0.45% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	May 31, 2011	5

Allianz Global Investors Solutions 2020 Fund

(Unaudited)

Portfolio Insights

For the six-month period ended May 31, 2011, Class A Shares of the Allianz Global Investors Solutions 2020 Fund returned 6.76%, at NAV, underperforming the Dow Jones Real Return 2020 Index (the “benchmark index”), which returned 7.92% during the reporting period.

Allianz Global Investors Solutions 2020 Fund seeks capital growth and current income consistent with a 2020 retirement target-date by investing in Underlying Funds. These Underlying Funds are grouped into two asset classes: (1) return-generating, such as U.S. and global equities, commodities, real estate, and high-yield and emerging markets bonds and (2) defensive assets, such as Treasury Inflation-Protected Securities, short-term bonds, and core U.S. and global bonds.

During the reporting period, the Fund held overweight positions in domestic and non-U.S. fixed-income assets and equities and underweight positions in real return assets (real estate and commodities) and TIPS relative to its benchmark.

Both the return-generating and defensive portfolio underperformed during the period, largely due to positioning in real return assets including TIPS. The defensive portfolio underperformed due to both having below-benchmark duration and being underweight in TIPS. The return-generating portfolio underperformed due to being underweight in real estate overall and, within the real estate holdings, having a significant off-benchmark position in global real estate. U.S. real estate was the best performing asset class in the benchmark over the period. Selection in equities, commodities and return-generating fixed income was positive. On average, the Fund was relatively overweight in return-generating assets (3%) and underweight in defensive assets (3%) versus its benchmark over the period.

At the end of the reporting period, the Fund was positioned in approximately 58% defensive and 42% return-generating holdings, as compared to the 63% defensive and 37% return-generating allocation of its 2020 portfolio glide path. The Fund’s greatest active exposure relative to its benchmark was return-generating fixed-income, which we believe offered the portfolio exposure to wide risk spreads yet allowed downside protection during periods of significant market volatility. Economic and financial data continue to indicate a slow but sustained recovery in real economic growth and corporate profits. Real activity continues to be driven by increases in productivity which is evident in strong performance by suppliers of raw materials and infrastructure inputs. In contrast, Europe and the U.S. continue to keep rates low in light of job losses, leading to investors’ increased appetite for instruments offering higher yields and return. All our portfolios are within risk expectations.

Average Annual Total Return for the period ended May 31, 2011

	6 Months*	1 Year	Fund Inception† (12/29/08)
Allianz Global Investors Solutions 2020 Fund Class A	6.76%	16.01%	16.58%
Allianz Global Investors Solutions 2020 Fund Class A (adjusted)	0.88%	9.63%	13.88%
Allianz Global Investors Solutions 2020 Fund Class C	6.37%	15.12%	15.70%
Allianz Global Investors Solutions 2020 Fund Class C (adjusted)	5.37%	14.12%	15.70%
Allianz Global Investors Solutions 2020 Fund Class D	6.78%	16.03%	16.58%
Allianz Global Investors Solutions 2020 Fund Class R	6.66%	15.73%	16.30%
Allianz Global Investors Solutions 2020 Fund Class P	6.88%	16.30%	16.83%
Allianz Global Investors Solutions 2020 Fund Institutional Class	6.92%	16.40%	16.94%
Allianz Global Investors Solutions 2020 Fund Administrative Class	6.79%	16.08%	16.66%
Dow Jones Real Return Target Date (DJ RR 2020) Index	7.92%	16.75%	14.98%
Lipper Mixed-Asset Target 2020 Funds Average	9.61%	19.27%	17.76%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 56 and 57 for more information. The Fund’s gross expense ratios are 7.16% for Class A shares, 8.69% for Class C shares, 6.59% for Class D shares, 6.94% for Class R shares, 6.57% for Class P shares, 6.44% for Institutional Class shares and 6.72% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.17% for Class A shares, 1.92% for Class C shares, 1.17% for Class D shares, 1.42% for Class R shares, 0.97% for Class P shares, 0.87% for Institutional Class shares and 1.12% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

* Cumulative Return

6	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2020 Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2011

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Fund Allocation

PIMCO Real Return	21.3%
PIMCO Short-Term	12.9%
PIMCO 1-5 Year U.S. TIPS Index	10.8%
Allianz AGIC Income & Growth	4.0%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	4.0%
Allianz NFJ Dividend Value	3.3%
PIMCO Commodity RealReturn Strategy	3.2%
PIMCO Income	3.0%
Other	36.5%
Cash & Equivalents – Net	1.0%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,067.60	$1,063.70	$1,067.80	$1,066.60	$1,068.80	$1,069.20	$1,067.90
Expenses Paid During Period	$2.73	$6.59	$2.73	$4.02	$1.70	$1.19	$2.47

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,022.29	$1,018.55	$1,022.29	$1,021.04	$1,023.29	$1,023.78	$1,022.54
Expenses Paid During Period	$2.67	$6.44	$2.67	$3.93	$1.66	$1.16	$2.42

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.53% for Class A, 1.28% for Class C, 0.53% for Class D, 0.78% for Class R, 0.33% for Class P , 0.23% for Institutional Class and 0.48% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	May 31, 2011	7

Allianz Global Investors Solutions 2030 Fund

(Unaudited)

Portfolio Insights

For the six-month period ended May 31, 2011, Class A Shares of the Allianz Global Investors Solutions 2030 Fund returned 9.48%, at NAV, underperforming the Dow Jones Real Return 2030 Index (the “benchmark index”), which returned 10.30% during the reporting period.

Allianz Global Investors Solutions 2030 Fund seeks capital growth and current income consistent with a 2030 retirement target-date by investing in Underlying Funds. These Underlying Funds are grouped into two asset classes: (1) return-generating, such as U.S. and global equities, commodities, real estate, and high-yield and emerging markets bonds and (2) defensive assets, such as Treasury Inflation-Protected Securities, short-term bonds, and core U.S. and global bonds.

During the reporting period, the Fund held overweight positions in domestic and non-U.S. fixed-income assets and equities and underweight positions in real return assets (real estate and commodities) and TIPS relative to its benchmark.

Both the return-generating and defensive portfolio underperformed during the period, largely due to positioning in real return assets including TIPS. The defensive portfolio underperformed due to both having below-benchmark duration and being underweight in TIPS. The return-generating portfolio underperformed due to being underweight in real estate overall and, within the real estate holdings, having a significant off-benchmark position in global real estate. U.S. real estate was the best performing asset class in the benchmark over the period. Selection in equities, commodities and return-generating fixed income was positive. On average, the Fund was relatively overweight in return-generating assets (3%) and underweight in defensive assets (3%) versus its benchmark over the period.

At the end of the reporting period, the Fund was positioned in approximately 37% defensive and 63% return-generating holdings as compared to the 41% defensive and 59% return-generating allocation of its 2030 portfolio glide path. The Fund’s greatest active exposure relative to its benchmark was return-generating fixed-income, which we believe offered the portfolio exposure to wide risk spreads yet allowed downside protection during periods of significant market volatility. Economic and financial data continue to indicate a slow but sustained recovery in real economic growth and corporate profits. Real activity continues to be driven by increases in productivity which is evident in strong performance by suppliers of raw materials and infrastructure inputs. In contrast, Europe and the U.S. continue to keep rates low in light of job losses, leading to investors’ increased appetite for instruments offering higher yields and return. All our portfolios are within risk expectations.

Average Annual Total Return for the period ended May 31, 2011

	6 Months*	1 Year	Fund Inception† (12/29/08)
Allianz Global Investors Solutions 2030 Fund Class A	9.48%	21.40%	20.48%
Allianz Global Investors Solutions 2030 Fund Class A (adjusted)	3.46%	14.72%	17.70%
Allianz Global Investors Solutions 2030 Fund Class C	9.19%	20.56%	19.74%
Allianz Global Investors Solutions 2030 Fund Class C (adjusted)	8.19%	19.56%	19.74%
Allianz Global Investors Solutions 2030 Fund Class D	9.50%	21.40%	20.58%
Allianz Global Investors Solutions 2030 Fund Class R	9.40%	21.11%	20.32%
Allianz Global Investors Solutions 2030 Fund Class P	9.61%	21.64%	20.86%
Allianz Global Investors Solutions 2030 Fund Institutional Class	9.66%	21.75%	20.97%
Allianz Global Investors Solutions 2030 Fund Administrative Class	9.53%	21.45%	20.67%
Dow Jones Real Return Target Date (DJ RR 2030) Index	10.30%	21.22%	18.46%
Lipper Mixed-Asset Target 2030 Funds Average	11.74%	23.03%	20.21%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 56 and 57 for more information. The Fund’s gross expense ratios are 6.23% for Class A shares, 8.16% for Class C shares, 6.40% for Class D shares, 6.56% for Class R shares, 6.18% for Class P shares, 6.06% for Institutional Class shares and 6.32% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.95% for Class C shares, 1.20% for Class D shares, 1.45% for Class R shares, 1.00% for Class P shares, 0.90% for Institutional Class shares and 1.15% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

* Cumulative Return

8	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2030 Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2011

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Fund Allocation

PIMCO Short-Term	13.1%
PIMCO Real Return	10.4%
PIMCO 1-5 Year U.S. TIPS Index	6.0%
Allianz RCM Disciplined Equity	5.0%
Allianz NFJ International Value	4.8%
Allianz RCM International Opportunities	4.8%
Allianz AGIC Income & Growth	4.5%
Allianz NFJ Global Dividend Value	4.5%
Other	46.6%
Cash & Equivalents – Net	0.3%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,094.80	$1,091.90	$1,095.00	$1,094.00	$1,096.10	$1,096.60	$1,095.30
Expenses Paid During Period	$2.87	$6.78	$2.92	$4.23	$1.88	$1.36	$2.66

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,022.19	$1,018.45	$1,022.14	$1,020.89	$1,023.14	$1,023.64	$1,022.39
Expenses Paid During Period	$2.77	$6.54	$2.82	$4.08	$1.82	$1.31	$2.57

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.55% for Class A, 1.30% for Class C, 0.56% for Class D, 0.81% for Class R, 0.36% for Class P, 0.26% for Institutional Class and 0.51% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	May 31, 2011	9

Allianz Global Investors Solutions 2040 Fund

(Unaudited)

Portfolio Insights

For the six-month period ended May 31, 2011, Class A Shares of the Allianz Global Investors Solutions 2040 Fund returned 12.82%, at NAV, outperforming the Dow Jones Real Return 2040 Index (the “benchmark index”), which returned 12.75% during the reporting period.

Allianz Global Investors Solutions 2040 Fund seeks capital growth and current income consistent with a 2040 retirement target-date by investing in Underlying Funds. These Underlying Funds are grouped into two asset classes: (1) return-generating, such as U.S. and global equities, commodities, real estate, and high-yield and emerging markets bonds and (2) defensive assets, such as Treasury Inflation-Protected Securities, short-term bonds, and core U.S. and global bonds.

During the reporting period, the Fund held overweight positions in equities and domestic and non-U.S. fixed-income assets and underweight positions in real return assets (real estate and commodities) and TIPS relative to its benchmark.

Both the return-generating and defensive portfolio underperformed during the period, largely due to positioning in real return assets including TIPS. The defensive portfolio underperformed due to both having below-benchmark duration and being underweight in TIPS. The return-generating portfolio underperformed due to being underweight in real estate overall and, within the real estate holdings, having a significant off-benchmark position in global real estate. U.S. real estate was the best performing asset class in the benchmark over the period. Selection in equities, commodities and return-generating fixed income was positive.

On average, the Fund was relatively overweight in return-generating assets (3%) and underweight in defensive assets (3%) versus its benchmark over the period.

At the end of the reporting period, the Fund was positioned in approximately 12% defensive and 88% return-generating holdings, as compared with the 5% defensive and 95% return-generating allocation of its 2040 portfolio glide path. The Fund’s greatest active exposure relative to its benchmark was return-generating fixed-income, which we believe offered the portfolio exposure to wide risk spreads yet allowed downside protection during periods of significant market volatility. Economic and financial data continue to indicate a slow but sustained recovery in real economic growth and corporate profits. Real activity continues to be driven by increases in productivity which is evident in strong performance by suppliers of raw materials and infrastructure inputs. In contrast, Europe and the U.S. continue to keep rates low in light of job losses, leading to investors’ increased appetite for instruments offering higher yields and return. All our portfolios are within risk expectations.

Average Annual Total Return for the period ended May 31, 2011

	6 Months*	1 Year	Fund Inception† (12/29/08)
Allianz Global Investors Solutions 2040 Fund Class A	12.82%	27.77%	24.49%
Allianz Global Investors Solutions 2040 Fund Class A (adjusted)	6.62%	20.74%	21.61%
Allianz Global Investors Solutions 2040 Fund Class C	12.44%	26.92%	23.51%
Allianz Global Investors Solutions 2040 Fund Class C (adjusted)	11.44%	25.92%	23.51%
Allianz Global Investors Solutions 2040 Fund Class D	12.82%	27.83%	24.42%
Allianz Global Investors Solutions 2040 Fund Class R	12.70%	27.53%	24.18%
Allianz Global Investors Solutions 2040 Fund Class P	12.95%	28.11%	24.73%
Allianz Global Investors Solutions 2040 Fund Institutional Class	12.99%	28.20%	24.86%
Allianz Global Investors Solutions 2040 Fund Administrative Class	12.87%	27.92%	24.53%
Dow Jones Real Return Target Date (DJ RR 2040) Index	12.75%	25.93%	21.98%
Lipper Mixed-Asset Target 2040 Funds Average	12.81%	25.02%	21.37%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 56 and 57 for more information. The Fund’s gross expense ratios are 6.89% for Class A shares, 7.56% for Class C shares, 7.48% for Class D shares, 7.40% for Class R shares, 7.00% for Class P shares, 6.88% for Institutional Class shares and 7.14% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.33% for Class A shares, 2.08% for Class C shares, 1.33% for Class D shares, 1.58% for Class R shares, 1.13% for Class P shares, 1.03% for Institutional Class shares and 1.28% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

* Cumulative Return

10	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2040 Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2011

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Fund Allocation

PIMCO Short-Term	7.9%
Allianz RCM International Opportunities	6.9%
Allianz NFJ International Value	6.8%
Allianz NFJ Dividend Value	6.5%
Allianz RCM Disciplined Equity	6.5%
PIMCO Commodity RealReturn Strategy	6.3%
Allianz NFJ Global Dividend Value	5.7%
Allianz AGIC Income & Growth	5.4%
Other	47.0%
Cash & Equivalents – Net	1.0%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,128.20	$1,124.40	$1,128.20	$1,127.00	$1,129.50	$1,129.90	$1,128.70
Expenses Paid During Period	$2.65	$6.57	$2.76	$4.08	$1.70	$1.12	$2.49

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,022.44	$1,018.75	$1,022.34	$1,021.09	$1,023.34	$1,023.88	$1,022.59
Expenses Paid During Period	$2.52	$6.24	$2.62	$3.88	$1.61	$1.06	$2.37

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.50% for Class A, 1.24% for Class C, 0.52% for Class D, 0.77% for Class R, 0.32% for Class P, 0.21% for Institutional Class and 0.47% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	May 31, 2011	11

Allianz Global Investors Solutions 2050 Fund

(Unaudited)

Portfolio Insights

For the six-month period ended May 31, 2011, Class A Shares of the Allianz Global Investors Solutions 2050 Fund returned 13.75%, at NAV, underperforming the Dow Jones Real Return 40+ Index (the “benchmark index”), which returned 13.85% during the reporting period.

Allianz Global Investors Solutions 2050 Fund seeks capital growth and current income consistent with a 2050 retirement target-date by investing in Underlying Funds. These Underlying Funds are grouped into two asset classes: (1) return-generating, such as U.S. and global equities, commodities, real estate, and high-yield and emerging markets bonds and (2) defensive assets, such as Treasury Inflation-Protected Securities, short-term bonds, and core U.S. and global bonds.

During the reporting period, the Fund held overweight positions in domestic and non-U.S. fixed-income assets and underweight positions in equities, real return assets (real estate and commodities) and TIPS relative to its benchmark.

Both the return-generating and defensive portfolio underperformed during the period, largely due to positioning in real return assets including TIPS. The defensive portfolio underperformed due to both having below-benchmark duration and being underweight in TIPS. The return-generating portfolio underperformed due to being underweight in real estate overall and, within the real estate holdings, having a significant off-benchmark position in global real estate. U.S. real estate was the best performing asset class in the benchmark over the period. Selection in equities, commodities and return-generating fixed income was positive.

On average, the Fund was relatively overweight in return-generating assets (4%) and underweight in defensive assets (5%) versus its benchmark over the period.

At the end of the reporting period, the Fund was positioned in approximately 6% defensive and 94% return-generating holdings, as compared to the 100% return-generating allocation of its 2050 portfolio glide path. The Fund’s greatest active exposure relative to its benchmark was return-generating fixed-income, which we believe offered the portfolio exposure to wide risk spreads yet allowed downside protection during periods of significant market volatility. Economic and financial data continue to indicate a slow but sustained recovery in real economic growth and corporate profits. Real activity continues to be driven by increases in productivity which is evident in strong performance by suppliers of raw materials and infrastructure inputs. In contrast, Europe and the U.S. continue to keep rates low in light of job losses, leading to investors’ increased appetite for instruments offering higher yields and return. All our portfolios are within risk expectations.

Average Annual Total Return for the period ended May 31, 2011

	6 Months*	1 Year	Fund Inception† (12/29/08)
Allianz Global Investors Solutions 2050 Fund Class A	13.75%	29.53%	25.13%
Allianz Global Investors Solutions 2050 Fund Class A (adjusted)	7.49%	22.40%	22.24%
Allianz Global Investors Solutions 2050 Fund Class C	13.35%	28.59%	24.30%
Allianz Global Investors Solutions 2050 Fund Class C (adjusted)	12.35%	27.59%	24.30%
Allianz Global Investors Solutions 2050 Fund Class D	13.80%	29.59%	25.20%
Allianz Global Investors Solutions 2050 Fund Class R	13.64%	29.23%	24.91%
Allianz Global Investors Solutions 2050 Fund Class P	13.86%	29.84%	25.47%
Allianz Global Investors Solutions 2050 Fund Institutional Class	13.91%	29.94%	25.58%
Allianz Global Investors Solutions 2050 Fund Administrative Class	13.78%	29.64%	25.28%
Dow Jones Real Return 40+ Index	13.85%	28.10%	23.52%
Lipper Mixed-Asset Target 2050+ Funds Average	13.16%	25.45%	21.82%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 56 and 57 for more information. The Fund’s gross expense ratios are 7.20% for Class A shares, 8.29% for Class C shares, 7.28% for Class D shares, 7.41% for Class R shares, 7.00% for Class P shares, 6.89% for Institutional Class shares and 7.15% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.35% for Class A shares, 2.10% for Class C shares, 1.35% for Class D shares, 1.60% for Class R shares, 1.15% for Class P shares, 1.05% for Institutional Class shares and 1.30% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

* Cumulative Return

12	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2050 Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2011

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Fund Allocation

Allianz NFJ International Value	7.0%
Allianz NFJ Dividend Value	7.0%
Allianz RCM International Opportunities	7.0%
Allianz RCM Disciplined Equity	6.9%
PIMCO Commodity RealReturn Strategy	6.9%
Allianz NFJ Global Dividend Value	6.0%
Allianz AGIC Income & Growth	6.0%
Allianz AGIC Opportunity	5.0%
Other	47.7%
Cash & Equivalents – Net	0.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,137.50	$1,133.50	$1,138.00	$1,136.40	$1,138.60	$1,139.10	$1,137.80
Expenses Paid During Period	$2.72	$6.70	$2.72	$4.05	$1.71	$1.12	$2.51

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,022.39	$1,018.65	$1,022.39	$1,021.14	$1,023.34	$1,023.88	$1,022.59
Expenses Paid During Period	$2.57	$6.34	$2.57	$3.83	$1.61	$1.06	$2.37

For each class of the Fund, expenses (net of fee waiver and reimbursement) are equal to the annualized expense ratio for the class (0.51% for Class A, 1.26% for Class C, 0.51% for Class D, 0.76% for Class R, 0.32% for Class P, 0.21% for Institutional Class and 0.47% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	May 31, 2011	13

Allianz Global Investors Solutions Global Allocation Fund (formerly Allianz Global Investors Solutions Core Allocation Fund)

(Unaudited)

Portfolio Insights

For the six-month period ended May 31, 2011, Class A Shares of the Allianz Global Investors Solutions Global Allocation Fund returned 10.27%, at NAV, outperforming the blended 60% MSCI All Country World and 40% Barclays Capital U.S. Aggregate Bond Index (the “benchmark index”), which returned 9.21% during the reporting period.

Allianz Global Investors Solutions Global Allocation Fund seeks after-inflation capital appreciation and current income by investing in Underlying Funds. These Underlying Funds are grouped into two asset classes: (1) return-generating, such as U.S. and global equities, commodities, real estate, and high-yield and emerging markets bonds and (2) defensive assets, such as Treasury Inflation-Protected Securities, short-term bonds, and core U.S. and global bonds.

During the reporting period, the Fund held off-benchmark positions in commodities, real estate, non-U.S. fixed income assets and TIPS and underweight positions in equities and U.S. fixed income assets relative to its blended benchmark.

The Fund’s outperformance relative to its benchmark was due to both positive selection and allocation effects. The portfolio’s allocation to real return assets added value as did underweight exposure to defensive fixed income. Selection in defensive fixed income detracted from performance due to having below-benchmark duration.

At the end of the reporting period, the Fund was positioned in approximately 31% defensive and 69% return-generating holdings, which is close its model allocation of 35% defensive and

65% return-generating. The Fund’s greatest active exposure relative to its benchmark was return-generating fixed-income, which we believe offered the portfolio exposure to wide risk spreads yet allowed downside protection during periods of significant market volatility. Economic and financial data continue to indicate a slow but sustained recovery in real economic growth and corporate profits. Emerging market activity continues to be driven by increases in productivity which is evident in strong performance by suppliers of raw materials and infrastructure inputs. In contrast, Europe and the U.S. continue to keep rates low in light of job losses, leading to investors’ increased appetite for instruments offering higher yields and return. All our portfolios are within risk expectations.

Average Annual Total Return for the period ended May 31, 2011

	6 Months*	1 Year	5 Years	10 Years	Fund Inception† (9/30/98)
Allianz Global Investors Solutions Global Allocation Fund Class A	10.27%	22.96%	5.62%	5.69%	6.34%
Allianz Global Investors Solutions Global Allocation Fund Class A (adjusted)	4.20%	16.20%	4.43%	5.10%	5.86%
Allianz Global Investors Solutions Global Allocation Fund Class B	9.76%	21.98%	4.83%	5.14%	5.90%
Allianz Global Investors Solutions Global Allocation Fund Class B (adjusted)	4.76%	16.98%	4.51%	5.14%	5.90%
Allianz Global Investors Solutions Global Allocation Fund Class C	9.95%	22.01%	4.85%	4.91%	5.55%
Allianz Global Investors Solutions Global Allocation Fund Class C (adjusted)	8.95%	21.01%	4.85%	4.91%	5.55%
Allianz Global Investors Solutions Global Allocation Fund Class D	10.27%	22.95%	5.62%	5.70%	6.35%
Allianz Global Investors Solutions Global Allocation Fund Class R	10.10%	22.54%	5.36%	5.44%	6.08%
Allianz Global Investors Solutions Global Allocation Fund Class P	10.29%	23.07%	5.83%	5.92%	6.56%
Allianz Global Investors Solutions Global Allocation Fund Institutional Class	10.49%	23.27%	6.12%	6.19%	6.86%
Allianz Global Investors Solutions Global Allocation Fund Administrative Class	10.29%	22.99%	5.68%	5.76%	6.40%
MSCI All Country World Index	14.15%	28.15%	3.48%	4.62%	5.26%
60% MSCI AC World Index, 40% Barclays Capital U.S. Aggregate Bond Index	9.21%	19.11%	5.22%	5.50%	5.83%
Barclays Capital U.S. Aggregate Bond Index	1.91%	5.84%	6.63%	5.82%	5.70%
Lipper Mixed-Asset Target Allocation Moderate Funds Average	9.55%	18.21%	4.27%	4.24%	5.02%

† The Fund began operations on 9/30/98. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 9/30/98.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 56 and 57 for more information. The Fund’s gross expense ratios are 2.23% for Class A shares, 3.00% for Class B shares, 2.97% for Class C shares, 2.22% for Class D shares, 2.45% for Class R shares, 2.20% for Class P shares, 1.96% for Institutional Class shares and 2.18% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares, 1.25% for Class D shares, 1.50% for Class R shares, 1.05% for Class P shares, 0.95% for Institutional Class shares and 1.20% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

* Cumulative Return

14	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Global Allocation Fund (formerly Allianz Global Investors Solutions Core Allocation Fund) (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2011

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Fund Allocation

PIMCO Short-Term	9.9%
Allianz RCM International Opportunities	6.5%
Allianz NFJ International Value	6.5%
PIMCO Real Return	6.0%
Allianz NFJ Global Dividend Value	4.5%
PIMCO Floating Income	4.5%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	4.0%
Allianz RCM Disciplined Equity	4.0%
Other	53.9%
Cash & Equivalents – Net	0.2%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,102.70	$1,097.60	$1,099.50	$1,102.70	$1,101.00	$1,102.90	$1,104.90	$1,102.90
Expenses Paid During Period	$2.57	$6.48	$6.49	$2.46	$3.88	$1.52	$1.00	$2.31

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,022.49	$1,018.75	$1,018.75	$1,022.59	$1,021.24	$1,023.49	$1,023.98	$1,022.74
Expenses Paid During Period	$2.47	$6.24	$6.24	$2.37	$3.73	$1.46	$0.96	$2.22

For each class of the Fund, expenses (net of fee waiver and reimbursement) are equal to the annualized expense ratio for the class ( 0.49% for Class A, 1.24% for Class B, 1.24% for Class C, 0.47% for Class D, 0.74% for Class R, 0.29% for Class P, 0.19% for Institutional Class and 0.44% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	May 31, 2011	15

Allianz Global Investors Solutions Global Growth Allocation Fund (formerly Allianz Global Investors Solutions Growth Allocation Fund)

(Unaudited)

Portfolio Insights

For the six-month period ended May 31, 2011, Class A Shares of the Allianz Global Investors Solutions Global Growth Allocation Fund returned 13.18%, at NAV, underperforming the MSCI All Country World Index (the “benchmark index”), which returned 14.15%.

Allianz Global Investors Solutions Global Growth Allocation Fund seeks primarily after-inflation capital appreciation and, secondarily, current income by investing in Underlying Funds. These Underlying Funds are grouped into two asset classes: (1) return-generating, such as U.S. and global equities, commodities, real estate, and high-yield and emerging markets bonds and (2) defensive assets, such as Treasury Inflation-Protected Securities, short-term bonds, and core U.S. and global bonds.

During the reporting period, the Fund held overweight positions in domestic and non-U.S. fixed-income assets, commodities, and real estate and underweight positions in equities, relative to its benchmark.

The Fund’s underperformance relative to its benchmark was due predominantly to off-benchmark exposure to fixed income, which underperformed equities for the period, in both the return-generating and defensive portfolios. The equity portion of the portfolio outperformed the MSCI All Country World Index. Exposure to real assets also added value.

At the end of the reporting period, the Fund was positioned in approximately 4% defensive and 96% return-generating holdings. The Fund’s greatest active exposure relative to its benchmark was return-generating fixed-income, which we believe offered the portfolio exposure to wide risk spreads yet allowed downside protection during periods of significant market volatility. Economic and financial data continue to indicate a slow but sustained recovery in real economic growth and corporate profits. Emerging market activity continues to be driven by increases in productivity which is evident in strong performance by suppliers of raw materials and infrastructure inputs. In contrast, Europe and the U.S. continue to keep rates low in light of job losses, leading to investors’ increased appetite for instruments offering higher yields and return. All our portfolios are within risk expectations.

Average Annual Total Return for the period ended May 31, 2011

	6 Months*	1 Year	Fund Inception† (4/27/09)
Allianz Global Investors Solutions Global Growth Allocation Fund Class A	13.18%	29.06%	28.96%
Allianz Global Investors Solutions Global Growth Allocation Fund Class A (adjusted)	6.95%	21.96%	25.52%
Allianz Global Investors Solutions Global Growth Allocation Fund Class C	12.77%	28.10%	28.06%
Allianz Global Investors Solutions Global Growth Allocation Fund Class C (adjusted)	11.77%	27.10%	28.06%
Allianz Global Investors Solutions Global Growth Allocation Fund Class D	13.17%	29.01%	29.00%
Allianz Global Investors Solutions Global Growth Allocation Fund Class R	12.99%	28.72%	28.67%
Allianz Global Investors Solutions Global Growth Allocation Fund Class P	13.24%	29.24%	29.25%
Allianz Global Investors Solutions Global Growth Allocation Fund Institutional Class	13.33%	29.41%	29.40%
Allianz Global Investors Solutions Global Growth Allocation Fund Administrative Class	13.20%	29.11%	29.07%
MSCI All Country World Index	14.15%	28.15%	27.14%
Lipper Mixed-Asset Target Allocation Growth Funds Average	11.16%	21.46%	21.38%

† The Fund began operations on 4/27/09. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 4/30/09.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 56 and 57 for more information. The Fund’s gross expense ratios are 6.56% for Class A shares, 7.20% for Class C shares, 6.40% for Class D shares, 6.53% for Class R shares, 6.13% for Class P shares, 6.03% for Institutional Class shares and 6.28% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.35% for Class A shares, 2.10% for Class C shares, 1.35% for Class D shares, 1.60% for Class R shares, 1.15% for Class P shares, 1.05% for Institutional Class shares and 1.30% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

* Cumulative Return

16	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Global Growth Allocation Fund (formerly Allianz Global Investors Solutions Growth Allocation Fund) (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2011

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Fund Allocation

Allianz RCM International Opportunities	8.0%
Allianz NFJ International Value	8.0%
Allianz NFJ Global Dividend Value	7.0%
Allianz RCM Disciplined Equity	7.0%
Allianz NFJ Dividend Value	7.0%
PIMCO Floating Income	5.9%
Allianz AGIC Emerging Markets Opportunities	5.0%
Allianz AGIC International Growth Opportunities	5.0%
Other	46.2%
Cash & Equivalents – Net	0.9%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,131.80	$1,127.70	$1,131.70	$1,129.90	$1,132.40	$1,133.30	$1,132.00
Expenses Paid During Period	$2.60	$6.58	$2.66	$3.98	$1.59	$1.06	$2.39

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,022.49	$1,018.75	$1,022.44	$1,021.19	$1,023.44	$1,023.93	$1,022.69
Expenses Paid During Period	$2.47	$6.24	$2.52	$3.78	$1.51	$1.01	$2.27

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.49% for Class A, 1.24% for Class C, 0.50% for Class D, 0.75% for Class R, 0.30% for Class P, 0.20% for Institutional Class and 0.45% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	May 31, 2011	17

Allianz Global Investors Solutions Retirement Income Fund

(Unaudited)

Portfolio Insights

For the six-month period ended May 31, 2011, Class A Shares of the Allianz Global Investors Solutions Retirement Income Fund returned 5.43%, at NAV, underperforming the Dow Jones Real Return Today Index (the “benchmark index”), which returned 6.98% during the reporting period.

Allianz Global Investors Solutions Retirement Income Fund seeks current income and, secondarily, capital appreciation by investing in Underlying Funds. These Underlying Funds are grouped into two asset classes: (1) return-generating, such as U.S. and global equities, commodities, real estate, and high-yield and emerging markets bonds and (2) defensive assets, such as Treasury Inflation-Protected Securities, short-term bonds, and core U.S. and global bonds.

During the reporting period, the Fund held overweight positions in domestic and non-U.S. fixed-income assets and underweight positions in equities, real return assets (real estate and commodities) and TIPS relative to its benchmark.

Both the return-generating and defensive portfolio underperformed during the period, largely due to positioning in real return assets including TIPS. The defensive portfolio underperformed due to both having below-benchmark duration and being underweight in TIPS. The return-generating portfolio underperformed due to being underweight real estate overall and, within the real estate holdings, having a significant off-benchmark position in global real estate. U.S. real estate was the best performing asset class in the benchmark over the period. Selection in equities, commodities and return-generating fixed income was positive. On average, the Fund was relatively underweight in return-generating assets (2%) and overweight in defensive assets (1%) versus its benchmark over the period.

At the end of the reporting period, the Fund was positioned in approximately 70% defensive and 30% return-generating holdings, as compared with the 75% defensive and 25% return-generating allocation of its Retirement portfolio glide path. The Fund’s greatest active exposure relative to its benchmark was return-generating fixed-income, which we believe offered the portfolio exposure to wide risk spreads yet allowed downside protection during periods of significant market volatility. Economic and financial data continue to indicate a slow but sustained recovery in real economic growth and corporate profits. Real activity continues to be driven by increases in productivity which is evident in strong performance by suppliers of raw materials and infrastructure inputs. In contrast, Europe and the U.S. continue to keep rates low in light of job losses, leading to investors’ increased appetite for instruments offering higher yields and return. All our portfolios are within risk expectations.

Average Annual Total Return for the period ended May 31, 2011

	6 Months*	1 Year	Fund Inception† (12/29/08)
Allianz Global Investors Solutions Retirement Income Fund Class A	5.43%	13.40%	14.91%
Allianz Global Investors Solutions Retirement Income Fund Class A (adjusted)	–0.37%	7.16%	12.26%
Allianz Global Investors Solutions Retirement Income Fund Class C	5.00%	12.48%	14.06%
Allianz Global Investors Solutions Retirement Income Fund Class C (adjusted)	4.00%	11.48%	14.06%
Allianz Global Investors Solutions Retirement Income Fund Class D	5.35%	13.36%	14.88%
Allianz Global Investors Solutions Retirement Income Fund Class R	5.23%	13.03%	14.62%
Allianz Global Investors Solutions Retirement Income Fund Class P	5.49%	13.64%	15.15%
Allianz Global Investors Solutions Retirement Income Fund Institutional Class	5.56%	13.71%	15.27%
Allianz Global Investors Solutions Retirement Income Fund Administrative Class	5.45%	13.45%	14.98%
Dow Jones Real Return Target Date (DJ RR Today) Index	6.98%	15.01%	13.52%
Lipper Mixed-Asset Target Allocation Conservative Funds Average	6.49%	13.34%	14.16%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 56 and 57 for more information. The Fund’s gross expense ratios are 5.87% for Class A shares, 6.74% for Class C shares, 6.33% for Class D shares, 6.20% for Class R shares, 5.71% for Class P shares, 5.62% for Institutional Class shares and 5.86% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.85% for Class C shares, 1.10% for Class D shares, 1.35% for Class R shares, 0.90% for Class P shares, 0.80% for Institutional Class shares and 1.05% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

* Cumulative Return

18	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Retirement Income Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2011

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Fund Allocation

PIMCO Real Return	25.1%
PIMCO Short-Term	14.8%
PIMCO 1-5 Year U.S. TIPS Index	14.5%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	4.0%
PIMCO Income	4.0%
Allianz AGIC Income & Growth	4.0%
PIMCO Total Return	4.0%
Allianz NFJ Dividend Value	2.9%
Other	25.3%
Cash & Equivalents – Net	1.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,054.30	$1,050.00	$1,053.50	$1,052.30	$1,054.90	$1,055.60	$1,054.50
Expenses Paid During Period	$2.66	$6.49	$2.66	$3.94	$1.64	$1.13	$2.41

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,022.34	$1,018.60	$1,022.34	$1,021.09	$1,023.34	$1,023.83	$1,022.59
Expenses Paid During Period	$2.62	$6.39	$2.62	$3.88	$1.61	$1.11	$2.37

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.52% for Class A, 1.27% for Class C, 0.52% for Class D, 0.77% for Class R, 0.32% for Class P, 0.22% for Institutional and 0.47% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	May 31, 2011	19

Allianz AGIC Convertible Fund

(Unaudited)

Portfolio Insights

For the six-month period ended May 31, 2011, Class A Shares of Allianz AGIC Convertible Fund returned 12.03%, at NAV, outperforming the BofA Merrill Lynch All Convertibles Index (the “benchmark index”) return of 10.29%.

The convertible market demonstrated its resiliency during the six-month reporting period as it produced strong results. Despite a number of challenges, including the European sovereign debt crisis, geopolitical unrest in the Middle East and Northern Africa, the devastating earthquake in Japan, inflationary pressures and softening economic data, the convertible market posted a double-digit gain. While the issues mentioned above led to periods of increased volatility and periodic flights to quality, investors tended to quickly refocus on the positives associated with the ongoing economic expansion, rising corporate profits and improving corporate balance sheets.

Within the convertible universe, below-investment grade issuers and smaller-capitalized companies outperformed in the period. Total return convertibles also outperformed the yield, or busted, categories.

While the convertible market was resilient, new issuance remained below historic levels. Many companies are still accessing the corporate debt markets instead of the convertible markets given the low interest rate environment and lack of shareholder dilution with corporate debt.

Security selection enhances performance

The Fund posted strong absolute and relative results during the six-month period, driven largely by security selection. In particular, selection was strongest within the Health Care, Consumer Discretionary and Energy sectors as these companies provided the greatest upside to earnings. Separately, the Industrials sector was the top detractor as fears of a global economic slowdown pressured this sector. Overall, we were rewarded for focusing on companies differentiating themselves from their peers and those with good earnings visibility, as they generally outperformed the market. We continued to adhere to our disciplined investment approach that calls on emphasizing companies that are exceeding expectations and improving their fundamental characteristics.

The Fund’s aggregate conversion premium at the end of the period was approximately 19%. We believe the Fund remains well positioned to participate on the upside and protect on the downside. At the end of the reporting period, the Fund’s largest sector weightings were in Technology, Healthcare, Consumer Discretionary and Industrials.

Average Annual Total Return for the period ended May 31, 2011

	6 Months*	1 Year	5 Years	10 Years	Fund Inception† (4/19/93)
Allianz AGIC Convertible Fund Class A	12.03%	27.91%	9.30%	7.06%	10.83%
Allianz AGIC Convertible Fund Class A (adjusted)	5.88%	20.87%	8.07%	6.46%	10.48%
Allianz AGIC Convertible Fund Class C	11.66%	27.02%	8.49%	6.27%	10.00%
Allianz AGIC Convertible Fund Class C (adjusted)	10.66%	26.02%	8.49%	6.27%	10.00%
Allianz AGIC Convertible Fund Class D	12.08%	27.96%	9.31%	7.07%	10.83%
Allianz AGIC Convertible Fund Class R	11.91%	27.61%	9.03%	6.80%	10.55%
Allianz AGIC Convertible Fund Class P	12.11%	28.14%	9.52%	7.29%	11.06%
Allianz AGIC Convertible Fund Institutional Class	12.18%	28.27%	9.63%	7.40%	11.17%
Allianz AGIC Convertible Fund Administrative Class	12.04%	27.90%	9.30%	7.06%	10.83%
BofA Merrill Lynch All Convertibles Index	10.29%	20.97%	6.08%	5.65%	8.26%
Lipper Convertible Securities Funds Average	10.76%	22.52%	5.59%	5.49%	8.68%

† The Fund began operations on 4/19/93. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 4/30/93.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 56 and 57 for more information. The Fund’s gross expense ratios are 0.90% for Class A shares, 1.65% for Class C shares, 0.90% for Class D shares, 1.15% for Class R shares, 0.75% for Class P shares, 0.65% for Institutional Class shares and 0.90% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 0.90% for Class A shares, 1.65% for Class C shares, 0.90% for Class D shares, 1.15% for Class R shares, 0.75% for Class P shares, 0.65% for Institutional Class shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

* Cumulative Return

20	Allianz Multi-Strategy Funds

Allianz AGIC Convertible Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2011

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry Allocation

Communications	8.2%
Technology	8.1%
Pharmaceuticals	7.0%
Oil & Gas	6.4%
Telecommunications	4.8%
Computers & Peripherals	4.3%
Healthcare	3.8%
Multi-Media	3.7%
Other	50.4%
Cash & Equivalents – Net	3.3%

Moody’s Ratings*

(as a % of total investments)

* The letter ratings are provided to indicate the creditworthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest). Ratings do not apply to the Fund.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,120.30	$1,116.60	$1,120.80	$1,119.10	$1,121.10	$1,121.80	$1,120.40
Expenses Paid During Period	$5.02	$9.18	$5.02	$6.34	$4.12	$3.60	$5.18

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,020.19	$1,016.26	$1,020.19	$1,018.95	$1,021.04	$1,021.54	$1,020.04
Expenses Paid During Period	$4.78	$8.75	$4.78	$6.04	$3.93	$3.43	$4.94

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.95% for Class A, 1.74% for Class C, 0.95% for Class D, 1.20% for Class R, 0.78% for Class P, 0.68% for Institutional Class and 0.98% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	May 31, 2011	21

Allianz AGIC Focused Opportunity Fund

(Unaudited)

Portfolio Insights

From its inception on December 27, 2010 through May 31, 2011, Class A Shares, at NAV, of Allianz AGIC Focused Opportunity Fund returned 17.87%, outperforming its benchmark, the Russell 2500 Growth Index (the “benchmark index”), which returned 11.47% during the reporting period.

The U.S. stock market generated strong results during the period from the Fund’s inception through May 31, 2011. There were several issues facing investors during the period, including continued high unemployment, weakness in the housing market, geopolitical events, the natural disaster in Japan, the ongoing European sovereign debt crisis and inflationary pressures. However, to a great extent, investors looked past these issues and focused on the ongoing economic expansion and corporate profits that were often better than expected. In most cases, periods of market weakness were quickly replaced with renewed investor risk appetite. However, part of the market’s gains were given back in May 2011, as stock prices weakened given concerns regarding the sustainability of the economic recovery.

Gains in the market were broad based during the reporting period, as seven of the 10 sectors in the benchmark index generated double-digit gains. The best-performing sector, by far, was Consumer Staples, followed by Telecommunication Services and Health Care. In contrast, the Industrials, Financials and Energy sectors produced more modest gains.

Stock Selection drives performance

Stock selection was the main driver of the Fund’s outperformance versus the benchmark index, whereas sector allocation modestly detracted from results. Holdings in the Information Technology, Energy and Consumer Discretionary sectors added the most value during the period. This was somewhat offset by stock selection in the financials and industrials sectors.

From a sector allocation perspective, an underweight to Consumer Staples and overweight to Energy detracted the most from results. In contrast, having underweights to financials and materials were the most beneficial for performance during the reporting period. As of May 31, 2011, the Fund’s largest overweights relative to the benchmark index were in the Energy, Information Technology and Industrials sectors. The largest relative underweights were in the Consumer Discretionary, Materials and Financials sectors.

Cumulative Total Return for the period ended May 31, 2011

Fund Inception† (12/27/10)
Allianz AGIC Focused Opportunity Fund Class A	17.87%
Allianz AGIC Focused Opportunity Fund Class A (adjusted)	11.38%
Allianz AGIC Focused Opportunity Fund Institutional Class	18.13%
Russell 2500 Growth Index	11.47%
Lipper Multi-Cap Growth Funds Average	8.26%

† The Fund began operations on 12/27/10. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/10.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 56 and 57 for more information. The Fund’s gross expense ratios are 3.31% for Class A shares and 2.96% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.45% for Class A shares and 1.10% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

22	Allianz Multi-Strategy Funds

Allianz AGIC Focused Opportunity Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2011

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry Allocation

Oil, Gas & Consumable Fuels	12.8%
Health Care Equipment & Supplies	8.6%
Software	8.0%
Communications Equipment	7.8%
Internet Software & Services	5.8%
Semiconductors & Semiconductor Equipment	5.1%
Hotels, Restaurants & Leisure	5.1%
Biotechnology	4.7%
Other	40.4%
Cash & Equivalents – Net	1.7%

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class
Beginning Account Value (12/27/10)	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,178.70	$1,181.30
Expenses Paid During Period	$6.71	$5.09

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,017.70	$1,019.45
Expenses Paid During Period	$7.29	$5.54

The Fund commenced operations on December 27, 2010. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning December 1, 2010.

For each class of the Fund, expenses (net of fee waiver and reimbursement) are equal to the annualized expense ratio for the class (1.45% for Class A and 1.10% for Institutional Class), multiplied by the average account value over the period, multiplied by 155/365 for the Actual expense example and 182/365 for the Hypothetical expense example.

Semiannual Report	May 31, 2011	23

Allianz AGIC High Yield Bond Fund

(Unaudited)

Portfolio Insights

For the six-month period ended May 31, 2011, Class A Shares, at NAV, of Allianz AGIC High Yield Bond Fund returned 8.29%, outperforming its benchmark, the BofA Merrill Lynch High Yield Master II Index (the “benchmark index”), which returned 7.86% during the reporting period.

As was the case throughout much of 2009 and 2010, the high yield market posted strong returns during the six-month period. Many of the factors that supported the market in recent years remained intact, including generally better than expected corporate profits, strengthening corporate balance sheets, falling defaults and typically solid demand from investors seeking incremental yield in the low interest rate environment. Against this backdrop, lower rated credits produced the best results, as higher rated BB-rated securities within the benchmark index returned 6.99% over the period, whereas lower rated CCC-rated credits gained 11.31%. High yield new issuance was robust during the six-month period, fueled by refinancing of existing high yield credits as companies looked to take advantage of low interest rates.

Issue selection drives performance

Issue selection contributed to relative performance. In particular, holdings in the Energy, Diversified Financial Services and Transportation Ex-Air/Rail industries benefited results. Strong issue selection was also evident by the number of Fund holdings that were taken out via tenders due to merger, acquisition and refinancing activity. Another meaningful contributor to relative performance was the avoidance of securities that lagged the benchmark index. The Fund was also rewarded for its lack of exposure to low-coupon, long-duration issues.

On a relative basis, lagging industry allocations included Insurance, Publishing/Printing and Telecommunications—Wireline. Specifically, weighting effects were the primary driver of attribution differential for these industries. Also detracting somewhat from performance was the Fund’s lack of exposure to low price/distressed issues. These securities, as a whole, outperformed the benchmark index as investor risk appetite was typically robust.

We actively participated in the new issue market and identified what we believe to be numerous compelling opportunities. Given the abundance of new issuance, we were able to be highly selective with our purchases and the securities added were diversified among a variety of industries.

As previously discussed, a number of holdings exited the portfolio due to corporate actions, such as calls and tenders. Additionally, sales continued to be concentrated among issuers that appreciated in price to levels that we felt were no longer attractive on a relative value basis.

Average Annual Total Return for the period ended May 31, 2011

	6 Months*	1 Year	5 Years	10 Years	Fund Inception† (7/31/96)
Allianz AGIC High Yield Bond Fund Class A	8.29%	18.48%	9.01%	7.89%	8.25%
Allianz AGIC High Yield Bond Fund Class A (adjusted)	2.33%	11.96%	7.79%	7.28%	7.84%
Allianz AGIC High Yield Bond Fund Class C	7.99%	17.91%	8.25%	7.11%	7.47%
Allianz AGIC High Yield Bond Fund Class C (adjusted)	6.99%	16.91%	8.25%	7.11%	7.47%
Allianz AGIC High Yield Bond Fund Class D	8.50%	18.72%	9.06%	7.91%	8.27%
Allianz AGIC High Yield Bond Fund Class R	8.31%	18.44%	8.78%	7.64%	8.00%
Allianz AGIC High Yield Bond Fund Class P	8.49%	18.88%	9.21%	8.07%	8.43%
Allianz AGIC High Yield Bond Fund Institutional Class	8.54%	19.24%	9.54%	8.41%	8.77%
Allianz AGIC High Yield Bond Fund Administrative Class	8.39%	18.69%	9.04%	7.90%	8.26%
BofA Merrill Lynch High Yield Master II Index	7.86%	18.09%	9.34%	8.58%	7.56%
Lipper High Current Yield Funds Average	7.53%	17.24%	7.17%	7.06%	6.02%

† The Fund began operations on 7/31/96. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 7/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 56 and 57 for more information. The Fund’s gross expense ratios are 0.96% for Class A shares, 1.71% for Class C shares, 0.96% for Class D shares, 1.21% for Class R shares, 0.81% for Class P shares, 0.71% for Institutional Class shares and 0.96% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 0.96% for Class A shares, 1.71% for Class C shares, 0.96% for Class D shares, 1.21% for Class R shares, 0.81% for Class P shares, 0.60% for Institutional Class shares and 0.96% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

* Cumulative Return

24	Allianz Multi-Strategy Funds

Allianz AGIC High Yield Bond Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2011

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry Allocation

Oil & Gas	10.9%
Commercial Services	10.0%
Telecommunications	9.6%
Financial Services	5.7%
Retail	4.8%
Multi-Media	4.5%
Auto Components	4.0%
Transportation	3.2%
Other	36.6%
Cash & Equivalents – Net	10.7%

Moody’s Ratings*

(as a % of total investments)

* The letter ratings are provided to indicate the creditworthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest). Ratings do not apply to the Fund

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,082.90	$1,079.90	$1,085.00	$1,083.10	$1,084.90	$1,085.40	$1,083.90
Expenses Paid During Period	$5.14	$9.07	$5.20	$6.44	$4.37	$3.22	$5.09

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,020.00	$1,016.21	$1,019.95	$1,018.75	$1,020.74	$1,021.84	$1,020.04
Expenses Paid During Period	$4.99	$8.80	$5.04	$6.24	$4.23	$3.13	$4.94

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.99% for Class A, 1.75% for Class C, 1.00% for Class D, 1.24% for Class R, 0.84% for Class P , 0.62% for Institutional Class and 0.98% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	May 31, 2011	25

Allianz AGIC International Growth Fund

(Unaudited)

Portfolio Insights

For the six-month period ended May 31, 2011, Class A Shares, at NAV, of Allianz AGIC International Growth Fund returned 16.23%, outperforming its benchmark, the MSCI EAFE Index (the “benchmark index”), which returned 14.92% during the reporting period.

The international stock market generated strong results during the six-month period. There were several issues facing investors over this timeframe, including the ongoing European sovereign debt crisis, geopolitical events, the natural disaster in Japan and inflationary pressures. However, to a great extent, investors looked past these issues and focused on the ongoing global economic expansion and corporate profits that were often better than expected. In most cases, periods of market weakness were quickly replaced with renewed investor risk appetite. However, part of the market’s gains were given back in May 2011, as stock prices weakened given concerns regarding the sustainability of the economic recovery.

Gains in the international equity market were broad-based during the reporting period, as all benchmark index sectors were positive and eight of the 10 sectors generated double-digit gains. The best-performing sectors were Energy, Health Care and Consumer Staples. In contrast, the Utilities and Information Technology sectors produced more modest gains. With the exception of Greece, each country in the benchmark was positive for the period, where Norway, Ireland, and Spain were the top benchmark index performers.

Stock selection drives performance

Stock selection was the main driver of the Fund’s outperformance of the benchmark index, whereas sector allocation modestly detracted from results. In particular, stock selection and overweight positions in Information Technology and Consumer Discretionary sectors added most to results, as did an underweight position in Utilities. Conversely, stock selection in Financials reduced results, as well as an underweight to the Energy sector and selections in the Materials sector. Results were boosted by a sizeable underweight to Japan as well as stock selection and a portfolio overweight in Germany. Meanwhile, negative stock selection in Switzerland and Denmark offset performance as did a relative underweight to France.

As of May 31, 2011, the Fund’s largest overweights relative to the benchmark index were in the Information Technology, Consumer Discretionary and Health Care sectors. The largest relative underweights were in the Financials, Utilities and Telecommunication Services sectors. Country positioning consisted of an overweight to Germany and Hong Kong with largest underweight allocations in Japan, France, and Spain.

Average Annual Total Return for the period ended May 31, 2011

	6 Months*	1 Year	5 Years	10 Years	Fund Inception† (12/27/96)
Allianz AGIC International Growth Fund Class A	16.23%	36.02%	3.85%	5.11%	7.62%
Allianz AGIC International Growth Fund Class A (adjusted)	9.84%	28.54%	2.68%	4.52%	7.19%
Allianz AGIC International Growth Fund Class C	15.77%	34.74%	3.10%	4.34%	6.82%
Allianz AGIC International Growth Fund Class C (adjusted)	14.77%	33.74%	3.10%	4.34%	6.82%
Allianz AGIC International Growth Fund Class D	16.29%	36.07%	3.88%	5.12%	7.63%
Allianz AGIC International Growth Fund Class R	16.09%	35.56%	3.60%	4.85%	7.35%
Allianz AGIC International Growth Fund Class P	16.20%	36.12%	4.12%	5.38%	7.90%
Allianz AGIC International Growth Fund Institutional Class	16.26%	36.49%	4.28%	5.52%	8.02%
MSCI EAFE Index	14.92%	30.69%	1.73%	5.35%	4.91%
Lipper International Large-Cap Growth Funds Average	13.64%	31.87%	3.59%	5.84%	5.85%

† The Fund began operations on 12/27/96. Benchmark return and Lipper performance comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 56 and 57 for more information. The Fund’s gross expense ratios are 2.89% for Class A shares, 4.29% for Class C shares, 3.59% for Class D shares, 4.03% for Class R shares, 3.71% for Class P shares and 1.60% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.56% for Class A shares, 2.31% for Class C shares, 1.56% for Class D shares, 1.82% for Class R shares, 1.30% for Class P shares and 0.97% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

* Cumulative Return

26	Allianz Multi-Strategy Funds

Allianz AGIC International Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2011

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

United Kingdom	20.4%
Germany	15.1%
Japan	8.8%
Hong Kong	5.6%
France	5.6%
Australia	5.6%
Switzerland	5.4%
Belgium	5.2%
Other	24.3%
Cash & Equivalents – Net	4.0%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,162.30	$1,157.70	$1,162.90	$1,160.90	$1,162.00	$1,162.60
Expenses Paid During Period	$7.60	$11.67	$7.55	$9.00	$6.58	$5.28

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,017.90	$1,014.11	$1,017.95	$1,016.60	$1,018.85	$1,020.04
Expenses Paid During Period	$7.09	$10.90	$7.04	$8.40	$6.14	$4.94

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.41% for Class A, 2.17% for Class C, 1.40% for Class D, 1.67% for Class R, 1.22% for Class P and 0.98% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	May 31, 2011	27

Allianz AGIC International Growth Opportunities Fund

(Unaudited)

Portfolio Insights

For the six-month period ended May 31, 2011, Class A Shares, at NAV, of Allianz AGIC International Growth Opportunities Fund returned 13.60%, underperforming its benchmark, the S&P Developed Ex-US Small Cap Growth Index (the “benchmark index”), which returned 18.37% during the reporting period.

The international stock market generated strong results during the six-month period. There were several issues facing investors over this timeframe, including the ongoing European sovereign debt crisis, geopolitical events, the natural disaster in Japan and inflationary pressures. However, to a great extent, investors looked past these issues and focused on the ongoing global economic expansion and corporate profits that were often better than expected. In most cases, periods of market weakness were quickly replaced with renewed investor risk appetite. However, part of the market’s gains were given back in May 2011, as stock prices weakened given concerns regarding the sustainability of the economic recovery.

Gains in the international equity market were broad-based during the reporting period, as all 10 sectors in the benchmark index generated double-digit gains. The best-performing sectors were Information Technology, Energy and Industrials. In contrast, Health Care, Consumer Staples and Materials produced more modest gains. From a country standpoint, performance of the benchmark index was led by Europe, with Ireland, France and Italy as the top performers. Conversely, Asia was among the more modest performers, including countries such as Hong Kong and Japan.

Stock selection drives performance

Stock selection and country allocation, and to a lesser extent, sector allocation detracted from the Fund’s results during the period. In particular, negative stock selection in Financials, Health Care and

Consumer Discretionary detracted from results. This was somewhat offset by stock selection in the Information Technology, Energy and Utilities sectors. Investments in China, Hong Kong, and Brazil were the largest sources of underperformance from a country perspective as overweight allocations and negative stock selection detracted from results. Conversely, an underweight position to Japan and positive stock selections helped as did overweight allocations and selections in Germany and the United Kingdom.

As of May 31, 2011, the Fund’s largest overweight sectors relative to the benchmark index consisted of Information Technology, Health Care and Energy. The largest relative underweights were in the Industrials, Consumer Staples, and Financials sectors. From a country standpoint, the United Kingdom, China, and Brazil were overweight allocations, while Japan, Canada, and Australia were the largest country underweights.

Average Annual Total Return for the period ended May 31, 2011

	6 Months*	1 Year	5 Years	10 Years	Fund Inception† (12/31/97)
Allianz AGIC International Growth Opportunities Fund Class A	13.60%	44.70%	5.73%	9.87%	14.23%
Allianz AGIC International Growth Opportunities Fund Class A (adjusted)	7.35%	36.74%	4.54%	9.24%	13.75%
Allianz AGIC International Growth Opportunities Fund Class C	13.18%	43.69%	4.95%	9.05%	13.39%
Allianz AGIC International Growth Opportunities Fund Class C (adjusted)	12.18%	42.69%	4.95%	9.05%	13.39%
Allianz AGIC International Growth Opportunities Fund Class D	13.59%	44.73%	5.74%	9.87%	14.23%
Allianz AGIC International Growth Opportunities Fund Class R	13.41%	44.34%	5.47%	9.59%	13.95%
Allianz AGIC International Growth Opportunities Fund Class P	13.64%	45.04%	6.01%	10.19%	14.61%
Allianz AGIC International Growth Opportunities Fund Institutional Class	13.73%	45.22%	6.15%	10.32%	14.70%
Allianz AGIC International Growth Opportunities Fund Administrative Class	13.58%	44.71%	5.73%	9.87%	14.23%
S&P Developed Ex-US Small Cap Growth Index	18.37%	39.22%	3.72%	10.16%	8.84%
Lipper International Small/Mid-Cap Growth Funds Average	14.25%	39.32%	4.12%	10.70%	11.54%

† The Fund began operations on 12/31/97. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/97.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 56 and 57 for more information. The Fund’s gross expense ratios are 1.48% for Class A shares, 2.23% for Class C shares, 1.48% for Class D shares, 1.73% for Class R shares, 1.33% for Class P shares, 1.23% for Institutional Class shares and 1.48% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.48% for Class A shares, 2.23% for Class C shares, 1.48% for Class D shares, 1.73% for Class R shares, 1.32% for Class P shares, 1.19% for Institutional Class shares and 1.48% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

* Cumulative Return

28	Allianz Multi-Strategy Funds

Allianz AGIC International Growth Opportunities Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2011

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

United Kingdom	26.1%
Germany	10.9%
China	9.5%
Japan	9.3%
Canada	5.2%
Singapore	4.9%
Hong Kong	4.3%
France	4.1%
Other	23.9%
Cash & Equivalents – Net	1.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,136.00	$1,131.80	$1,135.90	$1,134.10	$1,136.40	$1,137.30	$1,135.80
Expenses Paid During Period	$8.04	$12.01	$8.31	$9.26	$7.08	$6.45	$7.99

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,017.40	$1,013.66	$1,017.15	$1,016.26	$1,018.30	$1,018.90	$1,017.45
Expenses Paid During Period	$7.59	$11.35	$7.85	$8.75	$6.69	$6.09	$7.54

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.51% for Class A, 2.26% for Class C, 1.56% for Class D, 1.74% for Class R, 1.33% for Class P, 1.21% for Institutional Class and 1.50% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	May 31, 2011	29

Allianz AGIC Micro Cap Fund

(Unaudited)

Portfolio Insights

For the six-month period ended May 31, 2011, Institutional Class Shares, at NAV, of Allianz AGIC Micro Cap Fund returned 19.53%, modestly underperforming its benchmark, the Russell Microcap Growth Index (the “benchmark index”), which returned 20.06% during the reporting period.

The U.S. stock market generated strong results during the six-month period. There were several issues facing investors during the period, including continued high unemployment, weakness in the housing market, geopolitical events, the natural disaster in Japan, the ongoing European sovereign debt crisis and inflationary pressures. However, to a great extent, investors looked past these issues and focused on the ongoing economic expansion and corporate profits that were often better than expected. In most cases, periods of market weakness were quickly replaced with renewed investor risk appetite. However, part of the market’s gains were given back in May 2011, as stock prices weakened given concerns regarding the sustainability of the economic recovery.

Gains in the market were broad-based during the reporting period, as eight of the 10 sectors in the benchmark index generated double-digit gains. The best-performing sectors were Health Care, Industrials and Consumer Staples. The only negative performer was the Utilities sector, as it returned –1.62% over the period.

Stock selection drives performance

Security selection was the main driver of the Fund’s performance versus the benchmark index. Specifically, holdings in the Energy, Materials and Consumer Discretionary sectors added the most value during the period. This was partially offset by stock selection in the Industrials, Health Care and Consumer Staples sectors.

From a sector allocation perspective, an underweight to Health Care and an overweight to Energy detracted the most from results. As of May 31, 2011, the Fund’s largest overweights relative to the benchmark index were in the Industrials, Energy and Materials sectors. The largest relative underweights were in the Health Care, Consumer Discretionary and Telecommunication Services sectors.

Average Annual Total Return for the period ended May 31, 2011

	6 Months*	1 Year	5 Years	10 Years	Fund Inception† (7/12/95)
Allianz AGIC Micro Cap Fund Class P	19.52%	37.27%	5.31%	7.59%	12.16%
Allianz AGIC Micro Cap Fund Institutional Class	19.53%	37.35%	5.40%	7.69%	12.27%
Russell Microcap Growth Index	20.06%	34.70%	2.48%	4.46%	5.79%
Lipper Small-Cap Growth Funds Average	19.79%	36.99%	5.47%	5.26%	8.29%

† The Fund began operations on 7/12/95. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 6/30/05.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 56 and 57 for more information. The Fund’s gross expense ratios are 1.93% for Class P shares and 1.53% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.65% for Class P shares and 1.53% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

* Cumulative Return

30	Allianz Multi-Strategy Funds

Allianz AGIC Micro Cap Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2011

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry Allocation

Machinery	8.2%
Software	8.2%
Health Care Equipment & Supplies	7.5%
Semiconductors & Semiconductor Equipment	6.1%
Internet Software & Services	5.1%
Trading Companies & Distributors	5.0%
Oil, Gas & Consumable Fuels	4.8%
Energy Equipment & Services	4.5%
Other	47.1%
Cash & Equivalents – Net	3.5%

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class
Beginning Account Value*	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,079.60	$1,195.30
Expenses Paid During Period	$7.29	$8.37

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,016.70	$1,017.30
Expenses Paid During Period	$8.30	$7.70

*Class P commenced operations on December 27, 2010. The Actual expense example for Class P is based on the period since inception; the Actual expense example for Institutional Class and the Hypothetical expense example for each class is based on the period beginning December 1, 2010.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.65% for Class P and 1.53% for Institutional Class), multiplied by the average account value over the period, multiplied by 155(182 for Institutional Class)/365 for the Actual expense example and 182/365 for the Hypothetical expense example.

Semiannual Report	May 31, 2011	31

Allianz AGIC Small to Mid Cap Growth Fund

(Unaudited)

Portfolio Insights

For the six-month period ended May 31, 2011, Institutional Class Shares, at NAV, of Allianz AGIC Small to Mid Cap Growth Fund returned 21.00%, modestly outperforming its benchmark, the Russell 2500 Growth Index (the “benchmark index”), which returned 20.65% during the reporting period.

The U.S. stock market generated strong results during the six-month period. There were several issues facing investors during the period, including continued high unemployment, weakness in the housing market, geopolitical events, the natural disaster in Japan, the ongoing European sovereign debt crisis and inflationary pressures. However, to a great extent, investors looked past these issues and focused on the ongoing economic expansion and corporate profits that were often better than expected. In most cases, periods of market weakness were quickly replaced with renewed investor risk appetite. However, part of the market’s gains were given back in May 2011, as stock prices weakened given concerns regarding the sustainability of the economic recovery.

Gains in the market were broad-based during the reporting period, as all 10 of the sectors in the benchmark index generated double-digit gains. The best-performing sector, by far, was Consumer Staples, followed by Health Care and Information Technology. In contrast, Utilities, Industrials and Financials produced more modest gains.

Stock selection drives performance

Stock selection was the main driver of the Fund’s outperformance versus the benchmark index. In particular, holdings in the Industrials, Consumer Discretionary and Financials sectors added the most value during the period. This was partially offset by stock selection in the Information Technology, Energy and Health Care sectors.

From a sector allocation perspective, an overweight to industrials and an underweight to Health Care detracted the most from results. As of May 31, 2011, the Fund’s largest overweights relative to the benchmark index were in the Industrials, Energy and Materials sectors. The largest relative underweights were in the Health Care, Consumer Discretionary and Information Technology sectors.

Average Annual Total Return for the period ended May 31, 2011

	6 Months*	1 Year	Fund Inception† (7/31/07)
Allianz AGIC Small to Mid Cap Growth Fund Institutional Class	21.00%	36.06%	4.43%
Russell 2500 Growth Index	20.65%	37.83%	5.62%
Lipper Small-Cap Core Funds Average	16.75%	29.22%	3.07%

† The Fund began operations on 7/31/07. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 7/31/07.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 56 and 57 for more information. The Fund’s gross expense ratio is 4.34% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratio net of this reduction is 0.90% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

* Cumulative Return

32	Allianz Multi-Strategy Funds

Allianz AGIC Small to Mid Cap Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2011

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry Allocation

Machinery	9.3%
Software	6.9%
Chemicals	6.5%
Semiconductors & Semiconductor Equipment	6.1%
Specialty Retail	5.0%
Trading Companies & Distributors	4.8%
Oil, Gas & Consumable Fuels	4.5%
Health Care Equipment & Supplies	4.5%
Other	50.6%
Cash & Equivalents – Net	1.8%

Shareholder Expense Example	Actual Performance
Institutional Class
Beginning Account Value (12/1/10)	$1,000.00
Ending Account Value (5/31/11)	$1,210.00
Expenses Paid During Period	$5.23

Hypothetical Performance
(5% return before expenses)
Institutional Class
Beginning Account Value (12/1/10)	$1,000.00
Ending Account Value (5/31/11)	$1,020.19
Expenses Paid During Period	$4.78

For the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio of 0.95% multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	May 31, 2011	33

Allianz AGIC Ultra Micro Cap Fund

(Unaudited)

Portfolio Insights

For the six-month period ended May 31, 2011, Institutional Class Shares, at NAV, of Allianz AGIC Ultra Micro Cap Fund returned 23.71%, outperforming its benchmark, the Russell Microcap Growth Index (the “benchmark index”), which returned 20.06% during the reporting period.

The U.S. stock market generated strong results during the six-month period. There were several issues facing investors during the period, including continued high unemployment, weakness in the housing market, geopolitical events, the natural disaster in Japan, the ongoing European sovereign debt crisis and inflationary pressures. However, to a great extent, investors looked past these issues and focused on the ongoing economic expansion and corporate profits that were often better than expected. In most cases, periods of market weakness were quickly replaced with renewed investor risk appetite. However, part of the market’s gains were given back in May 2011, as stock prices weakened given concerns regarding the sustainability of the economic recovery.

Gains in the market were broad-based during the reporting period, as eight of the 10 sectors in the benchmark index generated double-digit gains. The best-performing sectors were Health Care, Industrials and Consumer Staples. The only negative performer was the Utilities sector, as it returned –1.62% over the period.

Stock selection drives performance

Stock selection was the primary driver of the Fund’s outperformance versus the benchmark index. In particular, holdings in the Health Care, Information Technology and Energy sectors added the most value during the period. This was partially offset by stock selection in the Industrials and Financials sectors.

From a sector allocation perspective, an underweight to Health Care and an overweight to Energy detracted the most from results. As of May 31, 2011, the Fund’s largest overweights relative to the benchmark index were in the Industrials, Energy and Materials sectors. The largest relative underweights were in the Health Care, Financials and Consumer Staples sectors.

Average Annual Total Return for the period ended May 31, 2011

	6 Months*	1 Year	Fund Inception† (1/28/08)
Allianz AGIC Ultra Micro Cap Fund Class P	23.54%	45.30%	15.80%
Allianz AGIC Ultra Micro Cap Fund Institutional Class	23.71%	45.57%	15.95%
Russell Microcap Growth Index	20.06%	34.70%	6.38%
Lipper Small-Cap Core Funds Average	16.75%	29.22%	6.53%

† The Fund began operations on 1/28/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 1/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 56 and 57 for more information. The Fund’s gross expense ratios are 6.83% for Class P shares and 3.81% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 2.41% for Class P shares and 2.23% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

* Cumulative Return

34	Allianz Multi-Strategy Funds

Allianz AGIC Ultra Micro Cap Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2011

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry Allocation

Machinery	7.7%
Software	7.5%
Health Care Equipment & Supplies	7.0%
Electronic Equipment, Instruments & Components	5.0%
Semiconductors & Semiconductor Equipment	5.0%
Energy Equipment & Services	4.8%
Oil, Gas & Consumable Fuels	4.3%
Trading Companies & Distributors	3.9%
Other	51.7%
Cash & Equivalents – Net	3.1%

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class
Beginning Account Value*	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,125.40	$1,237.10
Expenses Paid During Period	$10.88	$12.49

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,012.91	$1,013.76
Expenses Paid During Period	$12.09	$11.25

*Class P commenced operations on December 27, 2010. The Actual expense example for Class P is based on the period since inception; the Actual expense example for Institutional Class and the Hypothetical expense example for each class is based on the period beginning December 1, 2010.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (2.41% for Class P and 2.24% for Institutional Class), multiplied by the average account value over the period, multiplied by 155 (182 for Institutional Class)/365 for the Actual expense example and 182/365 for the Hypothetical expense example.

Semiannual Report	May 31, 2011	35

Allianz AGIC U.S. Emerging Growth Fund (formerly Allianz AGIC Emerging Growth Fund)

(Unaudited)

Portfolio Insights

For the six-month period ended May 31, 2011, Class A Shares, at NAV, of Allianz U.S. Emerging Growth Fund returned 21.86%, outperforming its benchmark, the Russell 2000 Growth Index (the “benchmark index”), which returned 19.39% during the reporting period.

The U.S. stock market generated strong results during the six-month period. There were several issues facing investors during the period, including continued high unemployment, weakness in the housing market, geopolitical events, the natural disaster in Japan, the ongoing European sovereign debt crisis and inflationary pressures. However, to a great extent, investors looked past these issues and focused on the ongoing economic expansion and corporate profits that were often better than expected. In most cases, periods of market weakness were quickly replaced with renewed investor risk appetite. However, part of the market’s gains were given back in May 2011, as stock prices weakened given concerns regarding the sustainability of the economic recovery.

Gains in the market were broad based during the reporting period, as nine of the 10 sectors in the benchmark index generated double-digit gains. The best-performing sectors were Health Care, Telecommunication Services and Energy. In contrast, Utilities, Consumer Discretionary and Industrials produced more modest gains.

Stock selection drives performance

Stock selection was the main driver of the Fund’s outperformance versus the benchmark index. In particular, holdings in the Industrials, Consumer Discretionary and Consumer Staples sectors added the most value during the period. This was partially offset by stock selection in the Information Technology and Energy sectors.

From a sector allocation perspective, an underweight to Health Care and an overweight to Industrials detracted the most from results. During the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Industrials, Energy and Materials sectors. The largest relative underweights were in the Health Care, Consumer Discretionary and Information Technology sectors.

Average Annual Total Return for the period ended May 31, 2011

	6 Months*	1 Year	5 Years	10 Years	Fund Inception† (10/1/93)
Allianz AGIC U.S. Emerging Growth Fund Class A	21.86%	38.35%	5.85%	4.86%	7.50%
Allianz AGIC U.S. Emerging Growth Fund Class A (adjusted)	15.16%	30.74%	4.66%	4.27%	7.16%
Allianz AGIC U.S. Emerging Growth Fund Class C	21.50%	37.42%	5.07%	4.09%	6.71%
Allianz AGIC U.S. Emerging Growth Fund Class C (adjusted)	20.50%	36.42%	5.07%	4.09%	6.71%
Allianz AGIC U.S. Emerging Growth Fund Class D	21.94%	38.44%	5.86%	4.87%	7.51%
Allianz AGIC U.S. Emerging Growth Fund Class R	21.77%	38.07%	5.60%	4.61%	7.24%
Allianz AGIC U.S. Emerging Growth Fund Class P	22.03%	38.72%	6.12%	5.13%	7.77%
Allianz AGIC U.S. Emerging Growth Fund Institutional Class	22.12%	38.88%	6.23%	5.24%	7.88%
Russell 2000 Growth Index	19.39%	36.79%	6.26%	5.14%	6.37%
Lipper Small-Cap Core Funds Average	16.75%	29.22%	4.28%	7.59%	10.23%

† The Fund began operations on 10/1/93. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 9/30/93.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 56 and 57 for more information. The Fund’s gross expense ratios are 2.35% for Class A shares, 3.10% for Class C shares, 2.35% for Class D shares, 2.60% for Class R shares, 2.10% for Class P shares and 1.58% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.50% for Class A shares, 2.25% for Class C shares, 1.50% for Class D shares, 1.75% for Class R shares, 1.25% for Class P shares and 1.15% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

* Cumulative Return

36	Allianz Multi-Strategy Funds

Allianz AGIC U.S. Emerging Growth Fund (formerly Allianz AGIC Emerging Growth Fund) (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2011

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry Allocation

Machinery	6.8%
Software	6.0%
Oil, Gas & Consumable Fuels	5.9%
Specialty Retail	5.3%
Semiconductors & Semiconductor Equipment	5.2%
Trading Companies & Distributors	4.8%
Chemicals	4.7%
Health Care Providers & Services	4.7%
Other	54.4%
Cash & Equivalents – Net	2.2%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,136.50	$1,133.60	$1,136.50	$1,135.10	$1,138.00	$1,221.20
Expenses Paid During Period	$7.11	$10.65	$7.11	$8.29	$5.93	$6.48

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,017.45	$1,013.71	$1,017.45	$1,016.21	$1,018.70	$1,019.10
Expenses Paid During Period	$7.54	$11.30	$7.54	$8.80	$6.29	$5.89

* Class A, Class C, Class D, Class R and Class P commenced operations on December 20, 2010. The Actual expense example for Class A, Class C, Class D, Class R and Class P is based on the period since inception; the Actual expense example for Institutional Class and the Hypothetical expense example for each class is based on the period beginning December 1, 2010.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.50% for Class A, 2.25% for Class C, 1.50% for Class D, 1.75% for Class R, 1.25% for Class P and 1.17% for Institutional Class), multiplied by the average account value over the period, multiplied by 162 (182 for Institutional Class) /365 for the Actual expense example and 182/365 for the Hypothetical expense example.

Semiannual Report	May 31, 2011	37

Allianz NFJ Global Dividend Value Fund

(Unaudited)

Portfolio Insights

For the six-month period ended May 31, 2011, Class A Shares, at NAV, of Allianz NFJ Global Dividend Value Fund returned 15.54%, outperforming its benchmark, the MSCI All Country World Index (the “benchmark index”), which returned 14.15% during the reporting period.

The U.S. stock market generated strong results during the six-month period. There were several issues facing investors during the period, including continued high unemployment, weakness in the housing market, geopolitical events, the natural disaster in Japan, the ongoing European sovereign debt crisis and inflationary pressures. However, to a great extent, investors looked past these issues and focused on the ongoing economic expansion and corporate profits that were often better than expected. In most cases, periods of market weakness were quickly replaced with renewed investor risk appetite. However, part of the market’s gains were given back in May 2011, as stock prices weakened given concerns regarding the sustainability of the economic recovery.

Gains in the market were broad-based during the reporting period, as nine of the 10 sectors in the benchmark index generated double-digit gains. The best-performing sectors were Energy, Health Care and Consumer Staples. In contrast, Utilities, Information Technology and Consumer Discretionary produced more modest gains.

Stock selection drives performance

Stock selection was the main driver of the Fund’s outperformance versus the benchmark index, whereas sector allocation modestly detracted from results. Holdings in the Consumer

Discretionary, Utilities and Health Care sectors added the most value during the period. This was somewhat offset by stock selection in the Telecommunication Services, Materials and Information Technology sectors.

From a sector allocation perspective, overweights to Utilities, Telecommunication Services and Consumer Staples detracted the most from results. In contrast, having an overweight to Energy and underweights to Information Technology and Consumer Discretionary were the most beneficial for performance during the reporting period. During the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Telecommunications Services, Utilities and Energy sectors. The largest relative underweights were in the Consumer Discretionary, Materials and Financials sectors.

Average Annual Total Return for the period ended May 31, 2011

	6 Months*	1 Year	Fund Inception† (6/26/09)
Allianz NFJ Global Dividend Value Fund Class A	15.54%	28.69%	21.97%
Allianz NFJ Global Dividend Value Fund Class A (adjusted)	9.18%	21.61%	18.45%
Allianz NFJ Global Dividend Value Fund Class C	15.10%	27.76%	21.07%
Allianz NFJ Global Dividend Value Fund Class C (adjusted)	14.10%	26.76%	21.07%
Allianz NFJ Global Dividend Value Fund Class D	15.56%	28.71%	21.98%
Allianz NFJ Global Dividend Value Fund Class P	15.72%	28.96%	22.22%
Allianz NFJ Global Dividend Value Fund Institutional Class	15.73%	29.10%	22.34%
MSCI All Country World Index	14.15%	28.15%	22.47%
Lipper Global Multi-Cap Value Funds Average	14.51%	27.90%	26.04%

† The Fund began operations on 6/26/09. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 6/30/09.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 56 and 57 for more information. The Fund’s gross expense ratios are 4.55% for Class A shares, 5.11% for Class C shares, 4.53% for Class D shares, 4.45% for Class P shares and 3.40% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.51% for Class A shares, 2.25% for Class C shares, 1.51% for Class D shares, 1.31% for Class P shares and 1.20% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

* Cumulative Return

38	Allianz Multi-Strategy Funds

Allianz NFJ Global Dividend Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2011

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

United States	32.2%
United Kingdom	10.1%
France	9.5%
Brazil	7.7%
Korea (Republic of)	5.5%
Sweden	3.9%
Switzerland	3.8%
Japan	3.8%
Other	19.1%
Cash & Equivalents – Net	4.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,155.40	$1,151.00	$1,155.60	$1,157.20	$1,157.30
Expenses Paid During Period	$8.06	$12.07	$8.06	$6.99	$6.45

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,017.45	$1,013.71	$1,017.45	$1,018.45	$1,018.95
Expenses Paid During Period	$7.54	$11.30	$7.54	$6.54	$6.04

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.50% for Class A, 2.25% for Class C, 1.50% for Class D, 1.30% for Class P, and 1.20% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	May 31, 2011	39

Allianz RCM All Alpha Fund

(Unaudited)

Portfolio Insights

From its inception on March 31, 2011 through May 31, 2011, the Allianz RCM Alpha Fund, Class A had a slightly negative return of –0.27%, at NAV, while keeping an overall market-neutral exposure. Equity exposure positively contributed to the Fund’s total return while foreign exchange exposures negatively contributed to the Fund’s return. The Fund had no significant change in inputs allocation. It kept net exposure close to zero and gross exposure between 150% to 190%.

Among equities, health care contributed the most to the Fund’s return. Four out of the five top stock contributors were health care holdings. Technology detracted the most during this period. Four of the five top detractors were technology holdings.

In terms of regions, North America and Europe contributed positively while Asia Pacific contributed negatively. Certain Chinese ADR solar names contributed negatively during April and May which impacted the overall Chinese ADR performance.

Stocks around the globe posted strong gains in April amid strong corporate earnings reports and assurances from the Federal Reserve that they will keep interest rates low for an extended period. The S&P 500 Index returned 2.96%, MSCI Europe was up 8.15%, and MSCI AC Asia Pacific gained 2.84%. However, global stocks fell in May as investors worried about the strength of the global economic recovery. Investors are worried about a slowdown in China and economic numbers out of Europe were somewhat disappointing. Additionally, the sovereign debt problem in Europe continues to make headlines again, as some question the stability of the European Union and whether Greece will be able to manage its debts in a manner that doesn’t destabilize markets. In May, the S&P 500 Index returned

–1.13%, MSCI Europe was down –3.08%, and MSCI AC Asia Pacific lost 2.04%.

Beginning in mid-February, unexpected shocks in the Middle East, Japan, and indebted euro-zone countries weighed on the U.S. market. Most recently, a soft patch of economic data in the U.S. has also led to volatility in the markets.

While stocks may continue to be volatile in the near-term, the Fund will continue to focus on generating returns from the dispersions of the long/short positions and maintaining a neutral exposure to the overall market. Through low correlated input and the portfolio construction process, the Fund aims to deliver risk-adjusted returns that have a low correlation to the overall equity market, thus it can be a valuable component in our clients’ overall long term asset allocation plan.

Cumulative Total Return for the period ended May 31, 2011

Fund Inception† (3/31/11)
Allianz RCM All Alpha Fund Class A	–0.27%
Allianz RCM All Alpha Fund Class A (adjusted)	–5.75%
Allianz RCM All Alpha Fund Class C	–0.40%
Allianz RCM All Alpha Fund Class C (adjusted)	–1.40%
Allianz RCM All Alpha Fund Class D	–0.27%
Allianz RCM All Alpha Fund Class P	–0.20%
Allianz RCM All Alpha Fund Institutional Class	–0.20%
BofA Merrill Lynch 3-Month U.S. Treasury Bill	0.03%
Lipper Equity Market Neutral Funds Average	0.42%

† The Fund began operations on 3/31/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 3/31/11.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 56 and 57 for more information. The Fund’s gross expense ratios are 6.08% for Class A shares, 6.83% for Class C shares, 6.08% for Class D shares, 5.93% for Class P shares and 5.83% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 2.71% for Class A shares, 3.46% for Class C shares, 2.71% for Class D shares, 2.46% for Class P shares and 2.36% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

40	Allianz Multi-Strategy Funds

Allianz RCM All Alpha Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2011

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

United States	39.3%
China	19.5%
Hong Kong	13.5%
United Kingdom	4.0%
Germany	1.8%
Bermuda	1.5%
Canada	0.8%
Netherlands	0.7%
Other	2.0%
Cash & Equivalents – Net (including Securities Sold Short)	16.9%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (3/31/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$997.30	$996.00	$997.30	$997.30	$997.30
Expenses Paid During Period	$5.46	$6.65	$5.74	$4.99	$4.82

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,008.63	$1,005.04	$1,007.78	$1,010.02	$1,010.52
Expenses Paid During Period	$16.38	$19.95	$17.22	$14.98	$14.49

The Fund commenced operations on March 31, 2011. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning December 1, 2010.

For each class of the Fund, expenses (net of fee waiver and reimbursement) are equal to the annualized expense ratio for the class (3.27% for Class A, 3.99% for Class C, 3.44% for Class D, 2.99% for Class P and 2.89% for Institutional Class), multiplied by the average account value over the period, multiplied by 61/365 for the Actual expense example and 182/365 for the Hypothetical expense example.

Semiannual Report	May 31, 2011	41

Allianz RCM All Horizons Fund

(Unaudited)

Portfolio Insights

For the six-month period ended May 31, 2011, Class A Shares of the Allianz RCM All Horizons Fund returned 11.04%, at NAV, compared to 14.85% of the MSCI World Index. Stock selection was the main detractor for relative performance, although cash also had a negative impact on performance. The Fund’s sector exposure, particularly the overweights in Energy and Health Care, were positive.

The events in Japan had the largest impact on results. While an underweight position was positive, this was more than offset by weakness in many of the portfolio’s individual Japanese holdings and also contributed to a negative contribution in Information Technology. Overall, stock selection in Japan accounted for almost half of the Fund’s relative underperformance.

Holdings in Financials and Materials also detracted from the Fund’s performance during the period.

Stock selection was positive in the Health Care, Telecommunications Services and Consumer Staples sectors.

Global equity markets largely shrugged off geopolitical worries and finished the period solidly. Markets fell sharply in the first half of March as equities came under pressure from turmoil in the Arab world, higher oil prices and the tragic events in Japan. Nonetheless, equities outside of Japan recovered most of their losses by the end of the quarter and this positive trend continued in April as stocks remained supported by solid corporate earnings announcements. However, markets fell in May on signs that US economic growth was slowing and amid renewed fears about debt contagion as the European Central Bank and Eurozone countries discussed additional measures to address Greece’s debt crisis. Markets are also worried about the end of the Federal Reserve’s quantitative easing policy (QE2) in June and the implications for interest rates.

The outlook for global equities remains mixed with momentum slowing in both developed and developing countries as indicated by recent soft economic data out of the US. Inflationary pressures continue to be a concern despite some respite from lower commodity prices. Central banks in Emerging Markets and Europe are gradually tightening but monetary policy will remain relatively accommodative. Overall we continue to anticipate a benign external environment characterized by modest growth, negative real interest rates and moderate equity returns. Volatility and stock correlations have subsided from peak levels and while macro developments will likely continue to impact markets, investors are increasingly evaluating and rewarding individual companies on the basis of fundamentals. We continue to emphasize well-managed cash generative companies that are benefiting from secular growth trends, pricing power and buoyant corporate liquidity.

Average Annual Total Return for the period ended May 31, 2011

	6 Months*	1 Year	Fund Inception† (7/15/08)
Allianz RCM All Horizons Fund Class A	11.04%	27.96%	–0.03%
Allianz RCM All Horizons Fund Class A (adjusted)	4.93%	20.92%	–1.97%
Allianz RCM All Horizons Fund Class C	10.61%	27.01%	–0.82%
Allianz RCM All Horizons Fund Class C (adjusted)	9.61%	26.01%	–0.82%
Allianz RCM All Horizons Fund Class D	11.05%	27.85%	–0.03%
Allianz RCM All Horizons Fund Class P	11.21%	28.32%	0.25%
Allianz RCM All Horizons Fund Institutional Class	11.23%	28.45%	0.35%
MSCI World Index	14.85%	28.07%	3.06%
Lipper Global Large-Cap Growth Funds Average	13.10%	29.61%	1.03%

† The Fund began operations on 7/15/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 7/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 56 and 57 for more information. The Fund’s gross expense ratios are 10.98% for Class A shares, 11.74% for Class C shares, 29.09% for Class D shares, 11.06% for Class P shares and 10.97% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.66% for Class A shares, 2.41% for Class C shares, 1.66% for Class D shares, 1.40% for Class P shares and 1.30% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

* Cumulative Return

42	Allianz Multi-Strategy Funds

Allianz RCM All Horizons Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2011

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

United States	42.0%
Australia	19.2%
United Kingdom	4.6%
Germany	3.8%
Netherlands	3.6%
France	3.2%
Finland	3.1%
Bermuda	2.5%
Other	6.4%
Cash & Equivalents – Net	11.6%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,110.40	$1,106.10	$1,110.50	$1,112.10	$1,112.30
Expenses Paid During Period	$8.73	$12.65	$8.73	$7.37	$6.85

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,016.65	$1,012.91	$1,016.65	$1,017.95	$1,018.45
Expenses Paid During Period	$8.35	$12.09	$8.35	$7.04	$6.54

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.66% for Class A, 2.41% for Class C, 1.66% for Class D, 1.40% for Class P and 1.30% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	May 31, 2011	43

Allianz RCM China Equity Fund

(Unaudited)

Portfolio Insights

The Allianz RCM China Equity Fund posted a return of –2.37%, at NAV, versus the MSCI China Index return of 4.11% during the six months ending May 31, 2011, resulting in an underperformance of 6.48%. The underperformance was largely attributable to the stock selection in the information technology and financials sectors. Whereas, stock picking in the consumer discretionary sector helped the Fund’s return. During the review period, we reduced exposure in mid and small capitalization stocks as investors became more risk-averse and started to express concern about growth. This was followed by a return to large capitalization names that tend to be more defensive in terms of liquidity. Investments in mid and small cap stocks, especially in the consumer staples, industrial, and cement sectors cemented profits for the Fund during the period.

Equity markets remained volatile during the period due to concern over the global economic slowdown. Including the continuous unrest in Libya, the massive earthquake in north-eastern Japan and the rising concern of the Eurozone debt crisis. Notwithstanding these negative events, both Hong Kong stocks and H-shares remained range bound during the period. Investors became cautious as a result of the slowdown of China’s economy and in anticipation of further tightening policies by the central government to control inflation and the real estate market. On the policy front, the People’s Bank of China continued to increase the required reserve ratio to absorb excess liquidity and ease inflationary pressure.

In the short term, we would expect China and Hong Kong stocks to consolidate as investors discount the risk that economic growth in China and globally will slow down more significantly than expected. This will trigger concerns over potential earnings downgrade that will undermine share price performance in the short term. However, this should present opportunities to accumulate China/Hong Kong equities based on the deals in China’s economic growth and a credit policy that is likely to be eased earlier than expected to pre-empt a ‘hard landing’ scenario.

Cumulative Total Return for the period ended May 31, 2011

	6 Months	Fund Inception† (6/7/10)
Allianz RCM China Equity Fund Class A	–2.37%	28.94%
Allianz RCM China Equity Fund Class A (adjusted)	–7.74%	21.85%
Allianz RCM China Equity Fund Class C	–2.78%	28.20%
Allianz RCM China Equity Fund Class C (adjusted)	–3.74%	27.20%
Allianz RCM China Equity Fund Class D	–2.36%	29.14%
Allianz RCM China Equity Fund Class P	–2.21%	29.54%
Allianz RCM China Equity Fund Institutional Class	–2.21%	29.61%
MSCI China Index	4.11%	22.11%
Lipper China Region Funds Average	2.65%	26.25%

† The Fund began operations on 6/7/10. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 5/31/2010.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 56 and 57 for more information. The Fund’s gross expense ratios are 8.21% for Class A shares, 8.88% for Class C shares, 8.10% for Class D shares, 8.13% for Class P shares and 8.01% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.70% for Class A shares, 2.45% for Class C shares, 1.70% for Class D shares, 1.50% for Class P shares and 1.40% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

44	Allianz Multi-Strategy Funds

Allianz RCM China Equity Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2011

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry Allocation

Commercial Banks	20.8%
Oil, Gas & Consumable Fuels	12.9%
Insurance	7.4%
Real Estate Management & Development	5.0%
Specialty Retail	4.6%
Communications Equipment	4.3%
Electronic Equipment, Instruments & Components	4.0%
Wireless Telecommunication Services	3.1%
Other	33.4%
Cash & Equivalents – Net	4.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$976.30	$972.20	$976.40	$977.90	$977.90
Expenses Paid During Period	$8.57	$12.83	$8.97	$7.89	$7.40

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,016.26	$1,011.92	$1,015.86	$1,016.95	$1,017.45
Expenses Paid During Period	$8.75	$13.09	$9.15	$8.05	$7.54

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.74% for Class A, 2.61% for Class C, 1.82% for Class D, 1.60% for Class P and 1.50% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	May 31, 2011	45

Allianz RCM Disciplined Equity Fund

(Unaudited)

Portfolio Insights

For the six-month period ending May 31, 2011, the Class A shares of Allianz RCM Disciplined Equity Fund returned 14.37%, at NAV, slightly underperforming the benchmark S&P 500 Index return of 15.03%.

On a sector basis, the portfolio’s overweight exposure to energy and underweight exposure to consumer discretionary stocks positively contributed to relative returns while the portfolio’s overweight exposure to the technology sector negatively impacted the Fund’s performance.

U.S. equity indices overcame some major setbacks and appreciated during the period. The S&P 500 Index rose 15.03% as healthy corporate profits supported stock prices. Corporate profits for S&P 500 companies were approximately 20% higher in Q1 2011 compared to a year earlier. Nearly 70% of the companies that reported results beat analysts’ expectations and revenue growth was also stronger than expected.

However, unrest in the Middle East and North Africa (MENA) weighed on stocks during the period. Stocks pulled back in late February as civil unrest spread to Libya, OPEC’s 10th largest crude oil exporter. The price of crude oil futures surged higher, up nearly 25% during the first 4 months of 2011, but abated in May.

The S&P 500 Index declined to a 2011 low in mid-March as the turmoil in the MENA region was followed by an earthquake—and the resulting tsunami and nuclear crisis—in Japan.

Disappointing economic readings released in May also weighed on stocks. Reports indicated the housing market remained weak, consumers slowed spending and consumer optimism unexpectedly fell.

Consumer spending growth remains somewhat guarded as home prices are still falling, and despite the recent pullback in commodity prices, the prices of essential goods like energy, food and clothing remain high. Recent data show manufacturing and private payroll growth have both recently cooled amid supply-chain disruptions in Japan and adverse weather. While economic activity appears to have been disrupted in May, we are watching for signs that this slowdown will prove to be temporary.

In terms of policy, while the Fed’s quantitative easing program will lapse at the end of June, there is no indication a tightening campaign will start before 2012, as current inflation pressures are judged to be transitory. Measures to rein in the fiscal deficit over the intermediate term are also under serious discussion, and we would expect to hear more about clear proposals over the next couple of months.

In the coming months, we will continue to adhere to our investment process and remain focused on identifying undervalued companies undergoing positive change.

Average Annual Total Return for the period ended May 31, 2011

	6 Months*	1 Year	Fund Inception† (7/15/08)
Allianz RCM Disciplined Equity Fund Class A	14.37%	25.30%	7.43%
Allianz RCM Disciplined Equity Fund Class A (adjusted)	8.08%	18.41%	5.34%
Allianz RCM Disciplined Equity Fund Class C	13.94%	24.37%	6.64%
Allianz RCM Disciplined Equity Fund Class C (adjusted)	12.94%	23.37%	6.64%
Allianz RCM Disciplined Equity Fund Class D	14.39%	25.18%	7.43%
Allianz RCM Disciplined Equity Fund Class P	14.53%	25.59%	7.73%
Allianz RCM Disciplined Equity Fund Institutional Class	14.57%	25.69%	7.81%
S&P 500 Index	15.03%	25.95%	5.97%
Lipper Large-Cap Core Funds Average	13.95%	23.98%	3.61%

† The Fund began operations on 7/15/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 7/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 56 and 57 for more information. The Fund’s gross expense ratios are 2.24% for Class A shares, 2.92% for Class C shares, 2.68% for Class D shares, 2.04% for Class P shares and 1.93% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.25% for Class A shares, 2.00% for Class C shares, 1.25% for Class D shares, 1.05% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

* Cumulative Return

46	Allianz Multi-Strategy Funds

Allianz RCM Disciplined Equity Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2011

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry Allocation

Oil, Gas & Consumable Fuels	9.1%
Software	7.9%
Pharmaceuticals	6.9%
Energy Equipment & Services	6.7%
Diversified Telecommunication Services	4.8%
Aerospace & Defense	4.5%
Financial Services	4.4%
Capital Markets	4.4%
Other	49.8%
Cash & Equivalents – Net	1.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,143.70	$1,139.40	$1,143.90	$1,145.30	$1,145.70
Expenses Paid During Period	$6.95	$10.93	$6.90	$5.67	$5.19

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/10)	$1000.00	$1000.00	$1000.00	$1000.00	$1000.00
Ending Account Value (5/31/11)	$1,018.45	$1,014.71	$1,018.50	$1,019.65	$1,020.09
Expenses Paid During Period	$6.54	$10.30	$6.49	$5.34	$4.89

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.30% for Class A, 2.05% for Class C, 1.29% for Class D, 1.06% for Class P and 0.97% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	May 31, 2011	47

Allianz RCM Global EcoTrendsSM Fund

(Unaudited)

Portfolio Insights

For the six-month period ended May 31, 2011, Class A Shares of the Allianz RCM Global EcoTrends Fund produced strong NAV returns of 14.76%, outperforming its benchmark, the FTSE ET50 Index, which returned 9.90% over the same period.

The relative outperformance was largely due to stock selection. Stock selection with Energy Efficiency, Wind and Solar sub-sectors contributed most to performance. Stock selection within the Materials and Utilities sectors detracted from relative performance.

The tragedy in Japan after the March earthquake and tsunami and subsequent nuclear crisis had a large impact on environmental stocks as investors focused attention on low carbon energy alternatives and the price of renewable energy stocks spiked.

Although the full scope of the tragedy in Japan is still unfolding, the ramifications of the nuclear crisis have potentially significant longer term implications for companies in the environmental technology sector. The Japanese Prime Minister, Naoto Kan, outlined a new energy policy that would emphasise solar and wind power, with the aim that Japan should receive 20% of its total energy supply from renewable sources in a decade or so.

Germany’s coalition government also announced a reversal of policy that will see all the country’s nuclear power plants phased out by 2022. Before March’s moratorium on the older power plants, Germany relied on nuclear power for 23% of its energy. This change should mean extra demand for renewable energy.

However many of these gains seen in March were given back in April and May. The wind names gave up most of the gains as the investors realised that little had changed in the wind demand-supply fundamentals in the short term. Solar companies were hit by fears of sharply falling selling prices of solar panels as demand was soft in Europe.

We continue to find opportunities within the Energy Efficiency sub sector of Eco-Energy. The Energy Efficiency sector shows good signs of growth, in particular LED companies.

We believe the prospects for renewable energy stocks such as wind and solar have significantly improved over the long term in the aftermath of the nuclear crisis in Japan.

Wind will be a major beneficiary as the cheapest renewable source of electricity. Wind and natural gas have been the largest contributors to new power additions in the US and Europe over recent years. Installation growth may accelerate if nuclear life extension or new plants are not considered an option. Even in China, Wind now accounts for almost 20% of new power capacity.

Longer term, Solar remains a great opportunity, but we believe the sector still suffers from the need to reduce selling prices drastically over the next 6-12 months that will hurt margins as further cost reduction slows. This is in response to reductions in feed-in tariffs in Italy and Germany. Growth in 2011 is likely to be modest due to strong growth during 2010. China is the low cost producer with the scale to increase market share, although earnings/returns may be downgraded.

Water related companies’ business models should continue to benefit from tightening regulation on water quality and water quality control in developed markets as well as continued investments in basic water and waste water infrastructure in emerging markets.

It is important to remember that the many themes in which the fund invests are multi-year in duration. In the US, the Environmental Protection Agency’s expected rulings in 2011 relating to tougher pollution control requirements for coal plants will be critical for green technology growth.

Average Annual Total Return for the period ended May 31, 2011

	6 Months*	1 Year	Fund Inception† (1/31/07)
Allianz RCM Global EcoTrendsSM Fund Class A	14.76%	21.08%	–2.12%
Allianz RCM Global EcoTrendsSM Fund Class A (adjusted)	8.45%	14.42%	–3.39%
Allianz RCM Global EcoTrendsSM Fund Class C	14.35%	20.20%	–2.77%
Allianz RCM Global EcoTrendsSM Fund Class C (adjusted)	13.35%	19.20%	–2.77%
Allianz RCM Global EcoTrendsSM Fund Class D	14.86%	21.18%	–2.03%
Allianz RCM Global EcoTrendsSM Fund Class P	14.90%	21.26%	–1.84%
Allianz RCM Global EcoTrendsSM Fund Institutional Class	14.97%	21.46%	–1.74%
FTSE ET 50 Index	9.90%	14.24%	–1.41%
Lipper Global Natural Resources Funds Average	15.06%	34.12%	6.97%

† The reorganization of Allianz RCM Global EcoTrendsSM Fund, a closed-end interval fund, into an open-end mutual fund was approved by the Fund’s shareholders on August 20, 2008. This transition took place on September 2, 2008. Benchmark return and Lipper performance comparisons began on 1/31/07.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 56 and 57 for more information. The Fund’s gross expense ratios are 1.74% for Class A shares, 2.51% for Class C shares, 1.73% for Class D shares, 1.57% for Class P shares and 1.39% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.64% for Class A shares, 2.40% for Class C shares, 1.65% for Class D shares, 1.45% for Class P shares and 1.35% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

* Cumulative Return

48	Allianz Multi-Strategy Funds

Allianz RCM Global EcoTrendsSM Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2011

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

United States	34.7%
Germany	10.0%
Hong Kong	6.5%
United Kingdom	5.6%
Denmark	5.1%
Spain	4.7%
Austria	4.5%
Taiwan	4.4%
Other	23.8%
Cash & Equivalents – Net	0.7%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,148.20	$1,143.50	$1,148.60	$1,149.00	$1,149.70
Expenses Paid During Period	$9.27	$13.31	$9.05	$8.30	$7.56

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,016.31	$1,012.52	$1,016.50	$1,017.20	$1,017.90
Expenses Paid During Period	$8.70	$12.49	$8.50	$7.80	$7.09

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.73% for Class A, 2.49% for Class C, 1.69% for Class D, 1.55% for Class P and 1.41% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	May 31, 2011	49

Allianz RCM Global Water Fund

(Unaudited)

Portfolio Insights

During the six-month period ended May 31, 2011, Class A Shares of the Allianz RCM Global Water Fund returned 15.56%, at NAV, slightly lagging its benchmark, the S&P Global Water Index, which returned 16.07%.

The best contributing performers were Andritz, which we have a high conviction in and continue to like for its competitive position in hydropower, and, in the analytical and testing equipment space, Danaher and Waters Corp, as well as Idex and Halma.

The strongest negative contributors resulted from adverse currency impacts and our small cash position. The Fund was also negatively impacted due to an overweight position in a water chemical leader. Performance was also impacted by reducing two holdings too late as the outlook for investments in U.S. infrastructure deteriorated. We anticipate avoiding public U.S. infrastructure-related companies for the time being, as we believe better opportunities exist elsewhere. For example, we have instead increased our holdings in late cyclical industrial companies.

For the six-month period ended May 31, 2011, water theme-related companies showed good growth, especially in the industrial segment as capacity utilization continued to increase. This is beneficial for water-related business models due to the strong relationship between water consumption and scale of industrial output, remembering that industrial consumption is one of the main drivers behind water demand. As oil and gas exploration, mining and power generation require vast amounts of water.

The second driver for growth came from the agricultural sector, where droughts and increasing crop prices globally created strong demand for irrigation equipment enabling farmers to achieve higher crop yields with less water used.

Thirdly, rising regulation regarding the quality control of food and water resulted in good growth for analytical and testing equipment, as well as water treatment and filtration products. This segment’s attractiveness was also underscored by a number of M&A announcements.

Water efficiency remains a top priority for China, which is suffering from chronic shortages and has to reconcile its growing water demand from increased industrial activity with its increasing irrigation needs for farming and agriculture. Further, apart from the demand for enough water in terms of volume, the desire for tap water sufficiently safe to drink may also result in investments in filtration, disinfection and waste water treatment throughout the emerging markets. We believe this may create growth opportunities for companies already established in the developed markets offering the technology and expertise needed to provide the necessary infrastructure, which is still in its infancy in most emerging markets’ cities.

We also believe that constrained public budgets will result in more encouragement for private companies to enter the water market via public-private partnerships, privatization or guaranteed attractive returns on investments in the water infrastructure. This could open additional investment opportunities for privately owned water utilities already familiar with operating water networks.

Water is not substitutable, but essential, for human well-being, agriculture and industrial production. The theme of water forms the basis for a number of structural growth drivers such as the industrialized of the emerging markets, the demand for more irrigation due to climate change and increased investment needs in local water networks due to urbanization. The pressure on these drivers continues to increase, which is why we believe water technology remains a highly attractive long term investment.

Average Annual Total Return for the period ended May 31, 2011

	6 Months*	1 Year	Fund Inception† (3/31/08)
Allianz RCM Global Water Fund Class A	15.56%	37.43%	1.30%
Allianz RCM Global Water Fund Class A (adjusted)	9.21%	29.87%	–0.49%
Allianz RCM Global Water Fund Class C	15.20%	36.40%	0.54%
Allianz RCM Global Water Fund Class C (adjusted)	14.20%	35.40%	0.54%
Allianz RCM Global Water Fund Class D	15.45%	37.50%	1.28%
Allianz RCM Global Water Fund Class P	15.65%	37.88%	1.55%
Allianz RCM Global Water Fund Institutional Class	15.78%	38.08%	1.64%
S&P Global Water Index	16.07%	34.82%	2.87%
Lipper Global Natural Resources Funds Average	15.06%	34.12%	–1.13%

† The Fund began operations on 3/31/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 3/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 56 and 57 for more information. The Fund’s gross expense ratios are 1.80% for Class A shares, 2.60% for Class C shares, 2.74% for Class D shares, 1.64% for Class P shares and 1.48% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.71% for Class A shares, 2.46% for Class C shares, 1.70% for Class D shares, 1.51% for Class P shares and 1.40% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

* Cumulative Return

50	Allianz Multi-Strategy Funds

Allianz RCM Global Water Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2011

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

United States	41.1%
United Kingdom	17.6%
Switzerland	8.6%
Austria	5.6%
France	5.6%
Sweden	5.4%
Netherlands	2.7%
Brazil	2.5%
Other	6.7%
Cash & Equivalents – Net	4.2%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,155.60	$1,152.00	$1,154.50	$1,156.50	$1,157.80
Expenses Paid During Period	$8.76	$12.98	$9.45	$7.85	$6.99

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,016.80	$1,012.86	$1,016.16	$1,017.65	$1,018.45
Expenses Paid During Period	$8.20	$12.14	$8.85	$7.34	$6.54

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.63% for Class A, 2.42% for Class C, 1.76% for Class D, 1.46% for Class P and 1.30% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	May 31, 2011	51

Allianz RCM International Opportunities Fund

(Unaudited)

Portfolio Insights

For the six-month period ending May 31, 2011, Class A Shares of the Allianz RCM International Opportunities Fund, had at NAV return of 13.02%. In comparison, the Fund’s benchmark, the MSCI EAFE Index, achieved a total return of 14.92% for the same period. Stock selection and the Fund’s Cash position were the main detractors to the Fund’s performance. The Fund’s country exposure was positive.

The events in Japan had the largest impact on results. While an underweight position was positive, this was more than offset by broad weakness in many of the portfolio’s individual Japanese holdings including Sony, Nidec, Hitachi Construction, Honda Motor, Sumitomo Mitsui Financial and Kubota Corp. In fact, six out of the ten weakest holdings were Japanese. As a result, stock selection in the Industrials, Consumer Discretionary and Financials sectors was weak. Not owning Tokyo Electric Power, which suffered major damage to its Fukushima nuclear, offset some of these losses.

Stock selection in the Information Technology and Energy sectors did contribute positively to results.

One of the attributes of the Fund is the flexibility to invest in Emerging Markets. The world’s largest independent semiconductor foundry, rose on strong order momentum driven by demand for smart phones and tablet PCs.

Global equity markets largely shrugged off geopolitical worries and finished the period in solidly positive territory. Markets fell sharply in the first half of March as equities came under pressure from turmoil in the Arab world, higher oil prices and the tragic events in Japan. Nonetheless, equities outside of Japan recovered most of their losses by the end of the quarter and this positive trend continued in April as stocks remained supported by solid corporate earnings announcements. However, markets fell in May on signs that US economic growth was slowing and amid renewed fears about debt contagion as the European Central Bank and Eurozone countries discussed additional measures to address Greece’s debt crisis. Markets are also worried about the end of the Federal Reserve’s quantitative easing policy (QE2) in June and the implications for interest rates.

The outlook for global equities remains mixed with momentum slowing in both developed and developing countries as indicated by recent soft economic data out of the US. Inflationary pressures continue to be a concern despite some respite from lower commodity prices. Central banks in Emerging Markets and Europe are gradually tightening but monetary policy will remain relatively accommodative. Overall we continue to anticipate a benign external environment characterized by modest growth, negative real interest rates and moderate equity returns. Volatility and stock correlations have subsided from peak levels and while macro developments will likely continue to impact markets, investors are increasingly evaluating and rewarding individual companies on the basis of fundamentals. We continue to emphasis well-managed cash generative companies that are benefiting from secular growth trends, pricing power and buoyant corporate liquidity.

Average Annual Total Return for the period ended May 31, 2011

	6 Months*	1 Year	Fund Inception† (7/15/08)
Allianz RCM International Opportunities Fund Class A	13.02%	30.40%	–1.40%
Allianz RCM International Opportunities Fund Class A (adjusted)	6.81%	23.23%	–3.32%
Allianz RCM International Opportunities Fund Class C	12.62%	29.40%	–2.15%
Allianz RCM International Opportunities Fund Class C (adjusted)	11.62%	28.40%	–2.15%
Allianz RCM International Opportunities Fund Class D	13.03%	30.41%	–1.42%
Allianz RCM International Opportunities Fund Class P	13.22%	30.80%	–1.15%
Allianz RCM International Opportunities Fund Institutional Class	13.23%	30.92%	–1.06%
MSCI EAFE Index	14.92%	30.69%	0.67%
Lipper International Large-Cap Core Funds Average	14.78%	30.92%	–0.63%

† The Fund began operations on 7/15/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 7/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 56 and 57 for more information. The Fund’s gross expense ratios are 2.86% for Class A shares, 4.24% for Class C shares, 7.98% for Class D shares, 2.70% for Class P shares and 2.61% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.56% for Class A shares, 2.31% for Class C shares, 1.56% for Class D shares, 1.30% for Class P shares and 1.20% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

* Cumulative Return

52	Allianz Multi-Strategy Funds

Allianz RCM International Opportunities Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2011

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Country Allocation

United Kingdom	21.4%
Japan	16.5%
Germany	13.2%
France	8.5%
Switzerland	5.3%
Netherlands	4.5%
Sweden	4.2%
Hong Kong	3.9%
Other	18.5%
Cash & Equivalents – Net	4.0%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,130.20	$1,126.20	$1,130.30	$1,132.20	$1,132.30
Expenses Paid During Period	$8.29	$12.25	$8.29	$6.91	$6.38

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,017.15	$1,013.41	$1,017.15	$1,018.45	$1,018.95
Expenses Paid During Period	$7.85	$11.60	$7.85	$6.54	$6.04

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.56% for Class A, 2.31% for Class C, 1.56% for Class D, 1.30% for Class P and 1.20% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	May 31, 2011	53

Allianz RCM Redwood Fund

(Unaudited)

Portfolio Insights

The Allianz RCM Redwood Fund (inception December 27, 2010) finished the initial period ended May 31, 2011 with a solid absolute return achieved with only half the volatility of the S&P 500 Index. Class A Shares of the Allianz RCM Redwood Fund, returned 3.00%, at NAV, for the period ended May 31, 2011, while the CBOE S&P 500 Buy/Write Index gained 4.30% and the S&P 500 Index gained 7.85%. The Fund also provided downside protection as the market retreated during the periods from late February to mid-March and in May.

The biggest contributors to the Fund’s returns included telecommunications and industrials holdings. Conversely, technology holdings, along with financial services holdings negatively impacted the Fund’s return.

U.S. equity indices overcame some major setbacks and appreciated during the six months under review. The S&P 500 Index rose 15.03% as healthy corporate profits supported stock prices. Corporate profits for S&P 500 companies were approximately 20% higher in Q1 2011 compared to a year earlier. Nearly 70% of the companies that reported results beat analysts’ expectations and revenue growth was also stronger than expected.

However, unrest in the Middle East and North Africa (MENA) weighed on stocks during the period. Stocks pulled back in late February as civil unrest spread to Libya, OPEC’s 10th largest crude oil exporter. The price of crude oil futures surged higher, up nearly 25% during the first 4 months of 2011, but abated in May. The S&P 500 Index declined to a 2011 low in mid-March as the turmoil in the MENA region was followed by an earthquake—and the resulting tsunami and nuclear crisis—in Japan.

Disappointing economic readings released in May also weighed on stocks. Reports indicated the housing market remained weak, consumers slowed spending and consumer optimism unexpectedly fell.

Normally, one of these issues would make markets jittery, let alone the panoply of crises and disasters experienced during the time period. Still, the S&P 500 did not decline for more than 3 consecutive days in Q1. The CBOE Market Volatility Index (VIX) spiked from below 16 in mid-January to nearly 30 at the onset of the Japan disasters. During this time, the Fund behaved as it was designed; offering protection in down markets.

The spike in the VIX should be seen as an expected response in the marketplace. We were able to layer in some new attractive positions. However, the speed with which the VIX declined back to lower levels was the fastest in its recorded history. The entire move took just 4 days. This means that investors were willing to discount all potential negative events in the market and almost immediately re-invest back into the “risk-on” trade. The VIX reached a 2011 low in late April of 14.62 and ended the period below 16.

While stocks may continue to be volatile in the near-term, we maintain our positive view on U.S. equities over the next 12 months. The economic recovery has entered into its second year and is growing at a 2–3% year/year pace for real GDP. Consumer spending growth remains somewhat guarded as home prices are still falling, and despite the recent pullback in commodity prices, the prices of essential goods like energy, food and clothing remain high. Recent data show manufacturing and private payroll growth have both recently cooled amid supply-chain disruptions in Japan and adverse weather. While economic activity appears to have been disrupted in May, we are watching for signs that this slowdown will prove to be temporary. We do not believe the economy is slipping back into recession.

Cumulative Total Return for the period ended May 31, 2011

Fund Inception† (12/27/10)
Allianz RCM Redwood Fund Class A	3.00%
Allianz RCM Redwood Fund Class A (adjusted)	–2.67%
Allianz RCM Redwood Fund Class C	2.67%
Allianz RCM Redwood Fund Class C (adjusted)	1.73%
Allianz RCM Redwood Fund Class D	3.07%
Allianz RCM Redwood Fund Class P	3.13%
Allianz RCM Redwood Fund Institutional Class	3.13%
BofA Merrill Lynch 3-Month U.S. Treasury Bill	0.08%
S&P 500 Index	7.85%
Lipper Equity Market Neutral Funds Average	1.23%

† The Fund began operations on 12/27/10. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/10.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 56 and 57 for more information. The Fund’s gross expense ratios are 4.31% for Class A shares, 5.06% for Class C shares, 4.31% for Class D shares, 4.06% for Class P shares and 3.96% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.75% for Class A shares, 2.50% for Class C shares, 1.75% for Class D shares, 1.50% for Class P shares and 1.40% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

54	Allianz Multi-Strategy Funds

Allianz RCM Redwood Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2011

The benchmark cumulative return began on the last day of the month of the Fund’s inception date.

Industry Allocation

Computers & Peripherals	9.3%
Oil, Gas & Consumable Fuels	7.4%
Metals & Mining	7.4%
Semiconductors & Semiconductor Equipment	7.0%
Machinery	6.7%
Financial Services	6.7%
Road & Rail	4.8%
Health Care Providers & Services	4.5%
Other	51.8%
Cash & Equivalents – Net (including Options Written)	(5.6)%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/27/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,030.00	$1,026.70	$1,030.70	$1,031.30	$1,031.30
Expenses Paid During Period	$7.54	$10.76	$7.55	$6.47	$6.04

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,016.21	$1,012.47	$1,016.21	$1,017.45	$1,017.95
Expenses Paid During Period	$8.80	$12.54	$8.80	$7.54	$7.04

The Fund commenced operations on December 27, 2010. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning December 1, 2010.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.75% for Class A, 2.50% for Class C, 1.75% for Class D, 1.50% for Class P and 1.40% for Institutional Class), multiplied by the average account value over the period, multiplied by 155/365 for the Actual expense example and 182/365 for the Hypothetical expense example.

Semiannual Report	May 31, 2011	55

Important Information

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for Allianz RCM Global EcoTrendsSM Fund is the A share class, and the C, D, P, and Institutional Class shares were first offered in 9/08. Prior to this date, the Fund was a closed-end interval fund. The oldest share classes for Allianz RCM Global Water Fund are A, C, D, and P, and the Institutional Class shares were first offered in 7/08. The oldest share class for Allianz AGIC International Growth Fund is the Institutional share class and the A, C, D, P and R share classes were first offered in 2/09. Allianz Global Investors Solutions Global Allocation Fund (formerly Allianz Global Investors Solutions Core Allocation Fund) reorganized on May 4, 2009 when its predecessor merged into the Trust. The Global Allocation Fund’s shares were first offered in 9/98. On April 12, 2010, the following funds reorganized when their predecessors merged into series of the Trust (including fund’s inception date): Allianz AGIC Convertible Fund (4/93), Allianz AGIC High Yield Bond Fund (7/96), Allianz AGIC International Growth Opportunities Fund (12/97), Allianz AGIC Emerging Growth Fund (10/93), Allianz AGIC Micro Cap Fund (7/95), Allianz AGIC Ultra Micro Cap Fund (1/08), Allianz AGIC Small to Mid Cap Growth Fund (7/07). For each of these new AGIC funds, Institutional Class is the oldest share class, except that for AGIC International Growth Opportunities Fund, the oldest share class of the predecessor fund merged into Class P.

Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”) for shares redeemed in the first year. Class D shares are continuously offered through financial service firms, such as broker-dealers or registered investment advisers. Class R shares are generally available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and healthcare benefit funding plans. Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries.

As of November 1, 2009, Class B shares of Allianz Multi-Strategy Funds are no longer available for purchase, except through exchanges and dividend reinvestments.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date.

Proxy Voting

The Trust’s Investment Manager and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds Multi-Strategy Trust (the “Trust”) as the policies and procedures that the Sub-Advisers will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Sub-Advisers may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes), on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes). In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

56	Allianz Multi-Strategy Funds

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

Shareholders of a Fund incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through May 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

All the information on the Fund Summary pages, including Portfolio Insights, Average Annual Total Return and Cumulative Return charts, Shareholder Expense Examples and Allocation Summaries, is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, www.allianzinvestors.com, 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes).

Semiannual Report	May 31, 2011	57

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
Barclays Capital U.S. Aggregate Bond Index	The Barclays Capital U.S. Aggregate Bond Index is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market.

Barclays Capital U.S. Government Bond Index

The Barclays Capital U.S. Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. Government or any agency thereof, quasi-federal corporations or corporate debt guaranteed by the U.S. Government.

BofA Merrill Lynch 3-Month U.S. Treasury Bill	The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index comprised of a single issue purchased at the beginning of the month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but, not beyond three months from the rebalancing date.

BofA Merrill Lynch All Convertibles Index	The BofA Merrill Lynch All Convertibles Index is a widely used, unmanaged index that measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

BofA Merrill Lynch High Yield Master II Index	The BofA Merrill Lynch High Yield Master II Index is an unmanaged index consisting of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default.

Dow Jones Real Return Target Date Index; DJ RR 2015 Index; DJ RR 2020 Index; DJ RR 2030 Index; DJ RR 2040 Index; DJ RR 40+ Index; DJ RR Today Index	Each Dow Jones Real Return Target Date Index is a composite of other indexes. The sub-indexes represent traditional stocks and bonds in addition to real return assets such as inflation-linked bonds, commodities and real estate securities that are considered to potentially counterbalance inflation. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

FTSE ET 50 Index	The FTSE ET 50 Index is comprised of the 50 largest environmental technology companies by market capitalization (approximately $650 million to $9 billion) from a global universe of 400 pure-play environmental technology companies.

MSCI All Country Asia Pacific Index	The MSCI All Country Asia Pacific Index is a market capitalization weighted index composed of companies representative of the market structure of 15 developed and emerging market countries in the Asia Pacific regions including Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand. The index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

MSCI All Country World Index (Also known as: MSCI AC World Index and MSCI ACWI)	The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of May 2010 the MSCI ACWI consisted of 45 country indices comprising 24 developed and 21 emerging market country indices.

MSCI China Index	The MSCI China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that includes China-affiliated corporations (“Red-chips” or “P-chips”) and China-incorporated corporations listed as “H-shares” on the Hong Kong Exchange or listed as B-shares on the Shanghai and Shenzhen exchanges.

58	Allianz Multi-Strategy Funds

Benchmark Descriptions (Cont.)

Index	Description

MSCI EAFE Index	The MSCI Europe Australasia Far East (MSCI EAFE) Index is a widely recognized, unmanaged index of issuers located in the countries of Europe, Australia, and the Far East.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI Europe Index	The MSCI Europe Index is a market capitalization weighted index composed of over 500 securities representing 15 European countries, including Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the UK.

MSCI World Index	The MSCI World Index is a free float adjusted market capitalization index that is designed to measure global developed market equity.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500 Growth Index	The Russell 2500 Growth Index is an unmanaged index composed of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Microcap Growth Index	The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

S&P Developed Ex-US Small Cap Growth Index	The Standard & Poor’s Developed Ex-US Small Cap Growth Index is an unmanaged index representing small capitalization securities, defined as the bottom 15% of any given country’s available market capitalization excluding the U.S.

S&P Global Water Index	The Standard & Poor’s Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific invest ability requirements. The Index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets.

Semiannual Report	May 31, 2011	59

Schedules of Investments

May 31, 2011 (unaudited)

Allianz Global Investors Solutions 2015 Fund

	Shares	Value

ALLIANZ FUNDS (a)(b)—18.8%
AGIC Emerging Markets Opportunities	4,532	$132,334
AGIC Income & Growth	33,522	439,141
AGIC International	9,225	135,610
AGIC Opportunity (c)	6,438	168,148
NFJ Dividend Value	26,490	328,211
NFJ International Value	10,994	242,859
NFJ Renaissance	5,882	112,162
NFJ Small-Cap Value	5,136	167,221
RCM Global Resources (c)	11,647	218,144
RCM Large-Cap Growth	7,530	108,137

Total Allianz Funds (cost—$1,742,063)		2,051,967

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—9.1%
AGIC International Growth Opportunities	4,057	142,925
AGIC U.S. Emerging Growth (c)	6,835	107,170
NFJ Global Dividend Value	11,004	219,976
RCM Disciplined Equity	16,291	274,663
RCM International Opportunities	17,213	244,081

Total Allianz Funds Multi-Strategy Trust (cost—$786,730)		988,815

EXCHANGE-TRADED FUNDS—17.1%
iShares Barclays TIPS Bond	2,326	257,860
PIMCO 1-5 Year U.S. TIPS Index (a)	30,053	1,610,240

Total Exchange-Traded Funds (cost—$1,836,524)		1,868,100

OTHER MUTUAL FUNDS (e)—2.0%
ING Global Real Estate (cost—$197,587)	12,621	222,255

PIMCO FUNDS (a)(b)—52.7%
Commodity RealReturn Strategy	22,447	217,730
Floating Income	30,398	275,105
Foreign Bond (U.S. Dollar-Hedged)	41,955	439,693
Income	28,715	330,510
Real Return	206,987	2,417,610
RealEstateRealReturn Strategy	21,132	111,788
Short-Term	154,020	1,526,334
Total Return	39,517	437,062

Total PIMCO Funds (cost—$5,302,477)		5,755,832

Total Investments (cost—$9,865,381)—99.7%		10,886,969

Other assets less liabilities—0.3%		28,882

Net Assets—100.0%		$10,915,851

Allianz Global Investors Solutions 2020 Fund

	Shares	Value

ALLIANZ FUNDS (a)(b)—20.6%
AGIC Emerging Markets Opportunities	3,355	$97,975
AGIC Income & Growth	19,609	256,880
AGIC International	6,684	98,251
AGIC Opportunity (c)	3,603	94,110
AGIC Systematic Growth	4,409	65,654
NFJ Dividend Value	17,072	211,520
NFJ International Value	7,212	159,313
NFJ Renaissance	3,343	63,747
NFJ Small-Cap Value	2,900	94,414
RCM Global Resources (c)	6,356	119,054
RCM Large-Cap Growth	4,538	65,166

Total Allianz Funds (cost—$1,048,117)		1,326,084

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—11.5%
AGIC International Growth Opportunities	3,654	128,734
AGIC U.S. Emerging Growth (c)	4,127	64,715
NFJ Global Dividend Value	9,599	191,875
RCM Disciplined Equity	11,429	192,695
RCM International Opportunities	11,383	161,406

Total Allianz Funds Multi-Strategy Trust (cost—$535,222)		739,425

EXCHANGE-TRADED FUNDS—12.9%
iShares Barclays TIPS Bond	1,177	130,482
PIMCO 1-5 Year U.S. TIPS Index (a)	13,015	697,344

Total Exchange-Traded Funds (cost—$804,607)		827,826

OTHER MUTUAL FUNDS (e)—2.7%
ING Global Real Estate (cost—$150,043)	9,748	171,671

PIMCO FUNDS (a)(b)—51.3%
Commodity RealReturn Strategy	21,357	207,164
Floating Income	20,741	187,701
Foreign Bond (U.S. Dollar-Hedged)	24,289	254,550
Income	16,773	193,057
Real Return	117,120	1,367,956
RealEstateRealReturn Strategy	13,598	71,935
Short-Term	83,622	828,696
Total Return	17,390	192,332

Total PIMCO Funds (cost—$2,933,608)		3,303,391

Total Investments (cost—$5,471,597)—99.0%		6,368,397

Other assets less liabilities—1.0%		66,751

Net Assets—100.0%		$6,435,148

Allianz Global Investors Solutions 2030 Fund

	Shares	Value

ALLIANZ FUNDS (a)(b)—31.8%
AGIC Emerging Markets Opportunities	8,425	$246,022
AGIC Income & Growth	26,716	349,981
AGIC International	12,345	181,473
AGIC Opportunity (c)	8,758	228,768
AGIC Systematic Growth	5,070	75,491
NFJ Dividend Value	27,361	339,008
NFJ International Value	16,897	373,247
NFJ Renaissance	3,929	74,918
NFJ Small-Cap Value	6,498	211,560
RCM Global Resources (c)	12,984	243,188
RCM Large-Cap Growth	8,994	129,154

Total Allianz Funds (cost—$1,914,584)		2,452,810

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—18.6%
AGIC International Growth Opportunities	6,146	216,508
AGIC U.S. Emerging Growth (c)	7,401	116,055
NFJ Global Dividend Value	17,387	347,566
RCM Disciplined Equity	22,869	385,577
RCM International Opportunities	26,267	372,466

Total Allianz Funds Multi-Strategy Trust (cost—$1,049,123)		1,438,172

EXCHANGE-TRADED FUNDS (a)—6.0%
PIMCO 1-5 Year U.S. TIPS Index (cost—$457,600)	8,679	465,021

OTHER MUTUAL FUNDS (e)—3.1%
ING Global Real Estate (cost—$209,939)	13,619	239,833

PIMCO FUNDS (a)(b)—40.2%
Commodity RealReturn Strategy	32,476	315,013
Floating Income	29,740	269,145
Foreign Bond (U.S. Dollar-Hedged)	22,138	232,000
Income	13,489	155,260
Real Return	68,392	798,814
RealEstateRealReturn Strategy	31,617	167,254
Short-Term	101,885	1,009,685
Total Return	13,939	154,166

Total PIMCO Funds (cost—$2,792,571)		3,101,337

Total Investments (cost—$6,423,817)—99.7%		7,697,173

Other assets less liabilities—0.3%		23,632

Net Assets—100.0%		$7,720,805

60	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

Schedules of Investments

May 31, 2011 (unaudited)

Allianz Global Investors Solutions 2040 Fund

	Shares	Value

ALLIANZ FUNDS (a)(b)—44.5%
AGIC Emerging Markets Opportunities	9,506	$277,567
AGIC Income & Growth	26,604	348,508
AGIC International	17,288	254,133
AGIC Opportunity (c)	10,807	282,289
AGIC Systematic Growth	8,584	127,820
NFJ Dividend Value	33,429	414,188
NFJ International Value	19,654	434,153
NFJ Renaissance	5,045	96,204
NFJ Small-Cap Value	7,815	254,465
RCM Global Resources (c)	12,401	232,270
RCM Large-Cap Growth	8,901	127,813

Total Allianz Funds (cost—$2,193,497)		2,849,410

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—24.6%
AGIC International Growth Opportunities	6,733	237,215
AGIC U.S. Emerging Growth (c)	7,345	115,172
NFJ Global Dividend Value	18,229	364,391
RCM Disciplined Equity	24,499	413,055
RCM International Opportunities	31,239	442,964

Total Allianz Funds Multi-Strategy Trust (cost—$1,135,932)		1,572,797

EXCHANGE-TRADED FUNDS (a)—2.7%
PIMCO 1-5 Year U.S. TIPS Index (cost—$172,701)	3,275	175,475

OTHER MUTUAL FUNDS (e)—4.6%
ING Global Real Estate (cost—$259,335)	16,775	295,410

PIMCO FUNDS (a)(b)—22.6%
Commodity RealReturn Strategy	41,809	405,551
Floating Income	34,869	315,560
RealEstateRealReturn Strategy	40,876	216,233
Short-Term	51,453	509,903

Total PIMCO Funds (cost—$1,236,929)		1,447,247

Total Investments (cost—$4,998,394)—99.0%		6,340,339

Other assets less liabilities—1.0%		63,239

Net Assets—100.0%		$6,403,578

Allianz Global Investors Solutions 2050 Fund

	Shares	Value

ALLIANZ FUNDS (a)(b)—48.4%
AGIC Emerging Markets Opportunities	9,942	$290,312
AGIC Income & Growth	28,294	370,653
AGIC International	18,930	278,271
AGIC Opportunity (c)	12,006	313,611
AGIC Systematic Growth	8,558	127,427
NFJ Dividend Value	35,178	435,860
NFJ International Value	19,847	438,413
NFJ Renaissance	5,011	95,554
NFJ Small-Cap Value	8,774	285,683
RCM Global Resources (c)	13,466	252,213
RCM Large-Cap Growth	8,860	127,226

Total Allianz Funds (cost—$2,321,003)		3,015,223

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—26.0%
AGIC International Growth Opportunities	7,065	248,905
AGIC U.S. Emerging Growth (c)	8,124	127,386
NFJ Global Dividend Value	18,778	375,366
RCM Disciplined Equity	25,659	432,609
RCM International Opportunities	30,723	435,649

Total Allianz Funds Multi-Strategy Trust (cost—$1,171,689)		1,619,915

OTHER MUTUAL FUNDS (e)—4.8%
ING Global Real Estate (cost—$261,483)	16,906	297,708

PIMCO FUNDS (a)(b)—20.3%
Commodity RealReturn Strategy	44,468	431,338
Floating Income	33,923	307,002
RealEstateRealReturn Strategy	42,275	223,635
Short-Term	31,001	307,226

Total PIMCO Funds (cost—$1,044,019)		1,269,201

Total Investments (cost—$4,798,194)—99.5%		6,202,047

Other assets less liabilities—0.5%		28,139

Net Assets—100.0%		$6,230,186

Allianz Global Investors Solutions Global Allocation Fund

	Shares	Value

ALLIANZ FUNDS (a)(b)—36.9%
AGIC Emerging Markets Opportunities	302,309	$8,827,409
AGIC Income & Growth	669,026	8,764,239
AGIC International	684,469	10,061,700
AGIC Opportunity (c)	243,462	6,359,240
AGIC Systematic Growth	177,917	2,649,186
NFJ Dividend Value	515,218	6,383,553
NFJ International Value	748,909	16,543,389
NFJ Large Cap Value	342,090	5,107,401
NFJ Renaissance	203,272	3,876,398
NFJ Small-Cap Value	195,230	6,356,678
RCM Global Resources (c)	535,902	10,037,451
RCM Large-Cap Growth	616,206	8,848,712

Total Allianz Funds (cost—$69,605,586)		93,815,356

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—21.3%
AGIC International Growth Opportunities	238,300	8,395,287
AGIC U.S. Emerging Growth (c)	487,159	7,638,658
NFJ Global Dividend Value	576,438	11,523,003
RCM Disciplined Equity	599,309	10,104,350
RCM International Opportunities	1,168,756	16,572,955

Total Allianz Funds Multi-Strategy Trust (cost—$40,671,581)		54,234,253

EXCHANGE-TRADED FUNDS (a)—3.9%
PIMCO 1-5 Year U.S. TIPS Index (cost—$9,773,270)	185,349	9,930,999

OTHER MUTUAL FUNDS (d)—3.6%
ING Global Real Estate (cost—$8,050,183)	515,281	9,058,646

PIMCO FUNDS (a)(b)—34.1%
Commodity RealReturn Strategy	385,552	3,739,858
Floating Income	1,264,344	11,442,309
Foreign Bond (U.S. Dollar-Hedged)	978,350	10,253,113
Income	784,613	9,030,898
Real Return	1,308,277	15,280,678
RealEstateRealReturn Strategy	496,559	2,626,796
Short-Term	2,542,710	25,198,257
Total Return	812,573	8,987,054

Total PIMCO Funds (cost—$79,868,038)		86,558,963

	Principal Amount (000s)
Repurchase Agreement—0.1%
State Street Bank & Trust Co., dated 5/31/11, 0.01%, due 6/1/11, proceeds $318,000; collateralized by U.S. Treasury Bills, 0.032%, due 6/16/11, valued at $324,995
(cost—$318,000)	$318	318,000

Total Investments (cost—$208,286,658)—99.9%		253,916,217

Other assets less liabilities—0.1%		152,745

Net Assets—100.0%		$254,068,962

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	61

Schedules of Investments

May 31, 2011 (unaudited)

Allianz Global Investors Solutions Global Growth Allocation Fund

	Shares	Value

ALLIANZ FUNDS (a)(b)—49.9%
AGIC Emerging Markets Opportunities	19,878	$580,426
AGIC Income & Growth	39,232	513,942
AGIC International	39,236	576,773
AGIC Opportunity (c)	19,841	518,258
AGIC Systematic Growth	15,381	229,020
NFJ Dividend Value	64,797	802,833
NFJ International Value	41,476	916,203
NFJ Renaissance	12,012	229,076
NFJ Small-Cap Value	15,858	516,325
RCM Global Resources (c)	27,503	515,133
RCM Large-Cap Growth	23,945	343,855

Total Allianz Funds (cost—$4,785,614)		5,741,844

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—30.0%
AGIC International Growth Opportunities	16,400	577,755
AGIC U.S. Emerging Growth (c)	22,039	345,579
NFJ Global Dividend Value	40,237	804,328
RCM Disciplined Equity	47,693	804,108
RCM International Opportunities	65,263	925,432

Total Allianz Funds Multi-Strategy Trust (cost—$2,793,046)		3,457,202

OTHER MUTUAL FUNDS (e)—4.7%
ING Global Real Estate (cost—$487,914)	30,765	541,776

PIMCO FUNDS (a)(b)—14.5%
Commodity RealReturn Strategy	35,392	343,305
Floating Income	75,550	683,727
RealEstateRealReturn Strategy	43,683	231,080
Short-Term	41,312	409,401

Total PIMCO Funds (cost—$1,481,517)		1,667,513

	Principal Amount (000s)
Repurchase Agreement—2.3%
State Street Bank & Trust Co., dated 5/31/11, 0.01%, due 6/1/11, proceeds $263,000; collateralized by U.S. Treasury Bills, 0.032%, due 6/16/11, valued at $269,996
(cost—$263,000)	$263	263,000

Total Investments (cost—$9,811,091)—101.4%		11,671,335

Liabilities in excess of other assets—(1.4)%		(157,729)

Net Assets—100.0%		$11,513,606

Allianz Global Investors Solutions Retirement Income Fund

	Shares	Value

ALLIANZ FUNDS (a)(b)—16.4%
AGIC Emerging Markets Opportunities	2,632	$76,866
AGIC Income & Growth	29,259	383,290
AGIC International	7,888	115,949
AGIC Opportunity (c)	3,657	95,535
NFJ Dividend Value	23,046	285,538
NFJ International Value	8,647	191,008
NFJ Small-Cap Value	4,400	143,283
RCM Global Resources (c)	10,572	198,008
RCM Large-Cap Growth	6,628	95,182

Total Allianz Funds (cost—$1,332,575)		1,584,659

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—7.5%
AGIC International Growth Opportunities	2,751	96,916
NFJ Global Dividend Value	9,497	189,840
RCM Disciplined Equity	14,384	242,516
RCM International Opportunities	13,692	194,154

Total Allianz Funds Multi-Strategy Trust (cost—$581,559)		723,426

EXCHANGE-TRADED FUNDS—16.8%
iShares Barclays TIPS Bond	1,971	218,505
PIMCO 1-5 Year U.S. TIPS Index (a)	26,126	1,399,831

Total Exchange-Traded Funds (cost—$1,583,541)		1,618,336

OTHER MUTUAL FUNDS (e)—2.0%
ING Global Real Estate (cost—$169,882)	10,987	193,473

PIMCO FUNDS (a)(b)—55.9%
Commodity RealReturn Strategy	15,613	151,449
Floating Income	15,536	140,605
Foreign Bond (U.S. Dollar-Hedged)	36,670	384,296
Income	33,349	383,845
Real Return	207,643	2,425,267
RealEstateRealReturn Strategy	18,293	96,772
Short-Term	144,234	1,429,355
Total Return	34,619	382,891

Total PIMCO Funds (cost—$4,923,193)		5,394,480

Total Investments (cost—$8,590,750)—98.6%		9,514,374

Other assets less liabilities—1.4%		138,035

Net Assets—100.0%		$9,652,409

Notes to Schedules of Investments for Allianz Global Investors Solutions Funds:
(a) Affiliated fund.

(b) Institutional Class share of each mutual fund.

(c) Non-income producing.

(d) Class I share of each mutual fund.

(e) Class W share of each mutual fund.

Glossary:
TIPS—Treasury Inflation Protected Securities

62	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

Schedules of Investments

Allianz AGIC Convertible Fund

May 31, 2011 (unaudited)

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value

CONVERTIBLE BONDS—84.1%
Aerospace & Defense—2.5%
RTI International Metals, Inc.,
3.00%, 12/1/15	NR/NR	$6,820	$8,840,425
Triumph Group, Inc.,
2.625%, 10/1/26	NR/NR	5,975	10,314,344

			19,154,769

Auto Components—0.9%
Titan International, Inc. (a)(b),
5.625%, 1/15/17	NR/NR	2,360	6,790,900

Automotive—2.1%
Ford Motor Co.,
4.25%, 11/15/16	Ba3/B+	2,625	4,780,781
4.25%, 12/15/36	Ba3/B+	905	1,630,131
Navistar International Corp.,
3.00%, 10/15/14	NR/B	6,575	9,599,500

			16,010,412

Biotechnology—2.3%
Cubist Pharmaceuticals, Inc.,
2.50%, 11/1/17	NR/NR	4,880	7,149,200
Illumina, Inc. (a)(b),
0.25%, 3/15/16	NR/NR	9,850	10,428,688

			17,577,888

Building & Construction—1.2%
MasTec, Inc.,
4.00%, 6/15/14	NR/NR	6,385	9,617,406

Commercial Services—3.7%
Alliance Data Systems Corp.,
1.75%, 8/1/13	NR/NR	8,010	10,272,825
Dollar Financial Corp.,
3.00%, 4/1/28	NR/NR	7,690	10,275,763
Hertz Global Holdings, Inc.,
5.25%, 6/1/14	NR/B-	3,675	7,639,406

			28,187,994

Communications—8.2%
Equinix, Inc.,
4.75%, 6/15/16	NR/B-	7,415	10,575,644
Interpublic Group of Cos., Inc.,
4.75%, 3/15/23	Ba2/BB+	8,385	10,418,362
Level 3 Communications, Inc.,
15.00%, 1/15/13	NR/CCC	3,345	5,218,200
Priceline.com, Inc. (a)(b),
1.25%, 3/15/15	NR/BBB-	5,000	8,943,750
Symantec Corp., Ser. B,
1.00%, 6/15/13	NR/BBB	8,530	10,523,888
VeriSign, Inc.,
3.25%, 8/15/37	NR/NR	6,755	8,046,894
WebMD Health Corp. (a)(b),
2.50%, 1/31/18	NR/NR	9,265	9,230,256

			62,956,994

Computers & Peripherals—4.3%
EMC Corp.,
1.75%, 12/1/13	NR/A-	6,810	12,351,638
NetApp, Inc.,
1.75%, 6/1/13	NR/NR	6,140	10,844,775
SanDisk Corp.,
1.50%, 8/15/17	NR/BB-	8,675	9,954,562

			33,150,975

Containers & Packaging—1.1%
Owens-Brockway Glass Container, Inc. (a)(b),
3.00%, 6/1/15	Ba3/BB	7,875	8,209,688

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value

Diversified Manufacturing—1.0%
Actuant Corp. (e),
2.672%, 11/15/23	NR/B+	$5,735	$7,405,319

Electrical Equipment—2.6%
EnerSys (e),
3.375%, 6/1/38	B1/BB	8,715	10,022,250
General Cable Corp.,
0.875%, 11/15/13	Ba3/B+	7,285	7,822,269
General Cable Corp., VRN (e),
4.50%, 11/15/29	B2/B	1,320	1,808,400

			19,652,919

Energy—2.6%
Alpha Natural Resources, Inc.,
2.375%, 4/15/15	NR/BB	7,790	10,234,112
Peabody Energy Corp.,
4.75%, 12/15/41	Ba3/B+	8,040	10,170,600

			20,404,712

Healthcare—3.8%
Alere, Inc.,
3.00%, 5/15/16	NR/B-	8,740	10,149,325
Hologic, Inc. (e),
2.00%, 12/15/37	NR/BB+	8,420	9,998,750
Kinetic Concepts, Inc. (a)(b),
3.25%, 4/15/15	NR/BB-	7,075	9,321,313

			29,469,388

Healthcare & Hospitals—2.2%
LifePoint Hospitals, Inc.,
3.50%, 5/15/14	NR/B	6,940	7,703,400
Molina Healthcare, Inc.,
3.75%, 10/1/14	NR/NR	8,125	9,485,938

			17,189,338

Hotels/Gaming—2.4%
Gaylord Entertainment Co. (a)(b),
3.75%, 10/1/14	NR/NR	6,500	8,783,125
MGM Resorts International,
4.25%, 4/15/15	Caa1/CCC+	8,385	9,779,006

			18,562,131

Insurance—1.2%
American Equity Investment Life Holding Co. (a)(b),
3.50%, 9/15/15	NR/NR	7,775	9,368,875

Machinery—3.2%
AGCO Corp.,
1.25%, 12/15/36	NR/BB+	7,015	9,715,775
Greenbrier Cos., Inc. (a)(b),
3.50%, 4/1/18	NR/NR	10,180	10,485,400
Roper Industries, Inc. (e),
zero coupon, 1/15/34	Ba1/BB+	4,470	4,637,625

			24,838,800

Materials & Processing—3.4%
Alcoa, Inc.,
5.25%, 3/15/14	Baa3/BBB-	2,550	6,856,312
Allegheny Technologies, Inc.,
4.25%, 6/1/14	NR/BBB-	5,845	10,133,769
Steel Dynamics, Inc.,
5.125%, 6/15/14	NR/BB+	7,600	9,338,500

			26,328,581

Multi-Media—3.7%
Liberty Media LLC,
3.125%, 3/30/23	B1/BB-	7,760	9,399,300
3.50%, 1/15/31	B1/BB-	15,525	8,791,031

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value

XM Satellite Radio, Inc. (a)(b),
7.00%, 12/1/14	NR/BB-	$6,695	$10,352,144

			28,542,475

Oil & Gas—5.3%
Cameron International Corp.,
2.50%, 6/15/26	Baa1/BBB+	5,100	6,987,000
Chesapeake Energy Corp.,
2.50%, 5/15/37	Ba3/BB+	9,345	10,407,994
Newpark Resources, Inc.,
4.00%, 10/1/17	NR/CCC+	5,395	6,635,850
Oil States International, Inc.,
2.375%, 7/1/25	NR/BB	3,390	8,470,762
Pioneer Natural Resources Co.,
2.875%, 1/15/38	NR/BB+	5,285	8,403,150

			40,904,756

Pharmaceuticals—6.0%
Akorn, Inc. (a)(b)(c),
3.50%, 6/1/16	NR/NR	5,570	5,911,162
BioMarin Pharmaceutical, Inc.,
1.875%, 4/23/17	NR/B	6,925	10,370,188
Endo Pharmaceuticals Holdings, Inc.,
1.75%, 4/15/15	NR/NR	6,640	10,043,000
Mylan, Inc.,
3.75%, 9/15/15	NR/BB	1,250	2,373,438
Valeant Pharmaceuticals International, Inc. (a)(b),
5.375%, 8/1/14	NR/NR	2,115	7,836,075
Viropharma, Inc.,
2.00%, 3/15/17	NR/NR	7,725	9,636,937

			46,170,800

Real Estate Investment Trust—3.7%
Boston Properties L.P.,
3.75%, 5/15/36	NR/A-	7,730	9,324,312
Developers Diversified Realty Corp.,
1.75%, 11/15/40	NR/NR	8,705	9,357,875
Host Hotels & Resorts L.P. (a)(b),
2.50%, 10/15/29	NR/BB+	6,920	9,679,350

			28,361,537

Retail—2.1%
Iconix Brand Group, Inc. (a)(b),
2.50%, 6/1/16	NR/NR	5,660	6,020,825
Saks, Inc.,
2.00%, 3/15/24	B2/BB-	9,590	10,153,412

			16,174,237

Technology—8.1%
Cadence Design Systems, Inc. (a)(b),
2.625%, 6/1/15	NR/NR	6,255	9,601,425
Concur Technologies, Inc. (a)(b),
2.50%, 4/15/15	NR/NR	7,720	8,974,500
Micron Technology, Inc.,
1.875%, 6/1/27	NR/NR	8,020	9,162,850
Nuance Communications, Inc.,
2.75%, 8/15/27	NR/BB-	7,515	10,013,738
ON Semiconductor Corp.,
2.625%, 12/15/26	NR/BB	5,840	7,467,900
RightNow Technologies, Inc. (a)(b),
2.50%, 11/15/30	NR/NR	400	510,220
Salesforce.com, Inc.,
0.75%, 1/15/15	NR/NR	4,105	7,619,906
VeriFone Systems, Inc.,
1.375%, 6/15/12	NR/B	7,580	9,389,725

			62,740,264

Telecommunications—4.8%
Anixter International, Inc.,
1.00%, 2/15/13	NR/B+	8,300	10,146,750
Ciena Corp.,
0.875%, 6/15/17	NR/B	7,700	7,459,375

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	63

Schedules of Investments

May 31, 2011 (unaudited)

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value

Ixia (a)(b),
3.00%, 12/15/15	NR/NR	$8,455	$9,596,425
JDS Uniphase Corp.,
1.00%, 5/15/26	NR/NR	8,820	9,514,575

			36,717,125

Toys—0.7%
Jakks Pacific, Inc. (a)(b),
4.50%, 11/1/14	NR/NR	3,735	5,392,406

Wholesale—1.0%
WESCO International, Inc.,
6.00%, 9/15/29	NR/B	3,600	7,704,000

Total Convertible Bonds (cost—$578,590,351)			647,584,689

		Shares
CONVERTIBLE PREFERRED STOCK—7.7%
Auto Components—1.3%
Goodyear Tire & Rubber Co.,
5.875%, 4/1/14	NR/NR	169,440	9,934,267

Financial Services—1.3%
AMG Capital Trust I,
5.10%, 4/15/36	NR/BB	193,840	9,446,792

Household Durables—1.2%
Stanley Black & Decker, Inc.,
4.75%, 11/17/15	Baa3/BBB+	78,860	9,502,630

Insurance—1.4%
MetLife, Inc. (d),
5.00%, 9/11/13	NR/BBB-	131,450	10,872,230

Oil, Gas & Consumable Fuels—1.3%
Apache Corp., Ser. D,
6.00%, 8/1/13	NR/NR	151,870	10,103,911

Road/Rail—1.2%
2010 Swift Mandatory Common Exchange Security Trust (a)(b),
6.00%, 12/31/13	NR/NR	682,100	9,295,659

Total Convertible Preferred Stock (cost—$54,268,619)			59,155,489

		Principal Amount (000s)
SHORT-TERM INVESTMENTS—9.2%
Convertible Bonds—4.9%
Auto Components—0.9%
BorgWarner, Inc.,
3.50%, 4/15/12	NR/BBB	$3,245	7,224,181

Biotechnology—0.9%
United Therapeutics Corp.,
0.50%, 10/15/11	NR/NR	4,100	7,067,375

Healthcare & Hospitals—1.0%
AMERIGROUP Corp.,
2.00%, 5/15/12	NR/BB+	4,835	8,153,019

Oil & Gas—1.1%
Core Laboratories L.P.,
0.25%, 10/31/11	NR/NR	3,725	8,367,281

Pharmaceuticals—1.0%
Mylan, Inc.,
1.25%, 3/15/12	NR/BB	6,735	7,442,175

Total Convertible Bonds (cost—$30,675,211)			38,254,031

	Principal Amount (000s)	Value
Repurchase Agreement—4.3%
State Street Bank & Trust Co., dated 5/31/11, 0.01%, due 6/1/11, proceeds $32,873,009; collateralized by U.S. Treasury Bills, 0.032%, due 6/16/11, valued at $33,534,531
(cost—$32,873,000)	$32,873	$32,873,000

Total Short-Term Investments (cost—$63,548,211)		71,127,031

Total Investments (cost—$696,407,181)—101.0%		777,867,209

Liabilities in excess of other assets—(1.0)%		(7,892,994)

Net Assets—100.0%		$769,974,215

Notes to Schedule of Investments:
(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $164,732,186, representing 21.4% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Delayed-delivery. To be delivered after May 31, 2011.

(d) Non-income producing.

(e) Step Bond—Coupon is a fixed rate for an initial period then resets at a specific date and rate.

Glossary:
NR—Not Rated

VRN—Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on May 31, 2011.

Allianz AGIC Focused Opportunity Fund

	Shares	Value

COMMON STOCK—98.3%
Aerospace & Defense—3.0%
AerCap Holdings NV (a)	9,775	$132,549

Airlines—2.3%
Copa Holdings S.A., Class A	1,600	99,984

Automobiles—1.9%
Tesla Motors, Inc. (a)	2,800	84,392

Biotechnology—4.7%
BioMarin Pharmaceutical, Inc. (a)	4,725	133,387
United Therapeutics Corp. (a)	1,125	72,641

		206,028

Capital Markets—2.8%
Och-Ziff Capital Management Group LLC	8,225	121,812

Chemicals—1.7%
Intrepid Potash, Inc. (a)	2,375	76,451

Commercial Services & Supplies—1.6%
Mobile Mini, Inc. (a)	3,025	68,062

Communications Equipment—7.8%
Acme Packet, Inc. (a)	775	58,660
Ciena Corp. (a)	3,875	103,656
Sycamore Networks, Inc.	7,300	176,952

		339,268

Construction & Engineering—1.6%
Chicago Bridge & Iron Co. NV	1,875	71,362

Diversified Consumer Services—2.0%
American Public Education, Inc. (a)	2,000	87,560

Electrical Equipment—1.7%
Polypore International, Inc. (a)	1,125	73,744

Energy Equipment & Services—2.4%
Weatherford International Ltd. (a)	5,300	104,781

Health Care Equipment & Supplies—8.6%
Abaxis, Inc. (a)	2,750	85,608
Align Technology, Inc. (a)	3,325	81,462
Intuitive Surgical, Inc. (a)	275	95,975
NuVasive, Inc. (a)	3,300	111,507

		374,552

Hotels, Restaurants & Leisure—5.1%
International Game Technology	7,350	126,714
Life Time Fitness, Inc. (a)	2,575	94,734

		221,448

Household Durables—1.5%
Tempur-Pedic International, Inc. (a)	975	63,414

Internet & Catalog Retail—2.7%
Shutterfly, Inc. (a)	1,975	119,724

Internet Software & Services—5.8%
Ancestry.com, Inc. (a)	1,375	56,554
Constant Contact, Inc. (a)	4,050	97,403
VistaPrint NV (a)	1,975	97,130

		251,087

Machinery—3.7%
Terex Corp. (a)	1,600	47,440
Wabash National Corp. (a)	11,625	112,414

		159,854

Metals & Mining—3.0%
Globe Specialty Metals, Inc.	3,875	87,808
Horsehead Holding Corp. (a)	3,350	44,689

		132,497

64	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

Schedules of Investments

May 31, 2011 (unaudited)

	Shares	Value

Oil, Gas & Consumable Fuels—12.8%
Carrizo Oil & Gas, Inc. (a)	3,375	$128,959
Comstock Resources, Inc. (a)	5,850	175,909
PetroHawk Energy Corp. (a)	9,500	251,465

		556,333

Pharmaceuticals—2.4%
Salix Pharmaceuticals Ltd. (a)	2,625	105,079

Semiconductors & Semiconductor Equipment—5.1%
Inphi Corp. (a)	4,025	79,856
Netlogic Microsystems, Inc. (a)	3,725	142,742

		222,598

Software—8.0%
BMC Software, Inc. (a)	2,075	115,847
BroadSoft, Inc. (a)	3,300	130,482
Citrix Systems, Inc. (a)	1,175	102,954

		349,283

Specialty Retail—2.0%
Cabela’s, Inc. (a)	3,600	88,416

Textiles, Apparel & Luxury Goods—2.4%
Deckers Outdoor Corp. (a)	675	61,493
Under Armour, Inc., Class A (a)	650	42,367

		103,860

Trading Companies & Distributors—1.7%
United Rentals, Inc. (a)	2,650	72,451

Total Investments (cost—$3,993,774)—98.3%		4,286,589

Other assets less liabilities—1.7%		74,484

Net Assets—100.0%		$4,361,073

Notes to Schedule of Investments:
(a) Non-income producing.

Allianz AGIC High Yield Bond Fund

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value

CORPORATE BONDS & NOTES—89.3%
Aerospace & Defense—2.6%
BE Aerospace, Inc.,
8.50%, 7/1/18	Ba3/BB	$675	$749,250
TransDigm, Inc. (a)(b),
7.75%, 12/15/18	B3/B-	905	966,087
Triumph Group, Inc.,
8.00%, 11/15/17	B1/B+	1,420	1,528,275

			3,243,612

Apparel & Textiles—0.9%
Quiksilver, Inc.,
6.875%, 4/15/15	Caa1/CCC+	1,095	1,075,838

Auto Components—4.0%
American Axle & Manufacturing, Inc.,
7.875%, 3/1/17	B2/B-	1,515	1,560,450
Commercial Vehicle Group, Inc. (a)(b),
7.875%, 4/15/19	B2/B-	1,485	1,525,838
Cooper-Standard Automotive, Inc.,
8.50%, 5/1/18	B2/B+	1,115	1,213,956
Titan International, Inc. (a)(b),
7.875%, 10/1/17	B1/B+	680	734,400

			5,034,644

Automotive—3.0%
Chrysler Group LLC (a)(b),
8.25%, 6/15/21	B2/B	1,610	1,614,025
Jaguar Land Rover PLC (a)(b),
7.75%, 5/15/18	B1/B+	755	771,044
Navistar International Corp.,
8.25%, 11/1/21	B1/BB-	1,205	1,330,019

			3,715,088

Building & Construction—3.1%
Beazer Homes USA, Inc. (a)(b),
9.125%, 5/15/19	Caa2/CCC	760	723,900
Dycom Investments, Inc. (a)(b),
7.125%, 1/15/21	Ba3/BB-	1,190	1,234,625
MasTec, Inc.,
7.625%, 2/1/17	B1/B+	655	671,375
Standard Pacific Corp.,
8.375%, 5/15/18	B3/B	1,190	1,216,775

			3,846,675

Chemicals—1.6%
Huntsman International LLC,
8.625%, 3/15/20	B3/B-	785	881,162
Momentive Performance Materials, Inc.,
11.50%, 12/1/16	Caa2/CCC	1,000	1,082,500

			1,963,662

Commercial Services—10.0%
Avis Budget Car Rental LLC,
7.75%, 5/15/16	B2/B	1,415	1,462,756
Cardtronics, Inc.,
8.25%, 9/1/18	B2/BB-	960	1,053,600
CDRT Merger Sub, Inc. (a)(b),
8.125%, 6/1/19	Caa1/B-	950	960,688
Cenveo Corp. (a)(b),
10.50%, 8/15/16	Caa1/CCC+	1,490	1,508,625
Deluxe Corp. (a)(b),
7.00%, 3/15/19	Ba2/BB-	625	631,250
Hertz Corp. (a)(b),
6.75%, 4/15/19	B2/B-	990	1,004,850
Interactive Data Corp. (a)(b),
10.25%, 8/1/18	Caa1/B-	565	631,388
KAR Auction Services, Inc.,
8.75%, 5/1/14	B3/B	830	858,012
National Money Mart Co.,
10.375%, 12/15/16	B2/B+	1,060	1,188,525

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value

PHH Corp.,
9.25%, 3/1/16	Ba2/BB+	$780	$871,650
RR Donnelley & Sons Co. (c),
7.25%, 5/15/18	Ba1/BB+	715	724,790
RSC Equipment Rental, Inc.,
8.25%, 2/1/21	Caa1/B-	980	1,016,750
United Rentals North America, Inc.,
8.375%, 9/15/20	Caa1/CCC+	590	616,550

			12,529,434

Communications—0.7%
Affinion Group, Inc.,
11.50%, 10/15/15	Caa1/B-	780	815,100

Consumer Products—1.1%
Jarden Corp.,
7.50%, 5/1/17	B2/B	430	460,100
Revlon Consumer Products Corp.,
9.75%, 11/15/15	B2/B	895	977,788

			1,437,888

Diversified Manufacturing—1.5%
Park-Ohio Industries, Inc. (a)(b),
8.125%, 4/1/21	B3/CCC+	1,190	1,222,725
Polypore International, Inc. (a)(b),
7.50%, 11/15/17	B3/B-	645	688,538

			1,911,263

Electrical Equipment—0.5%
General Cable Corp.,
7.125%, 4/1/17	Ba3/B+	620	642,475

Electronics—2.3%
Kemet Corp.,
10.50%, 5/1/18	B1/B+	1,295	1,466,588
NXP BV (a)(b),
9.75%, 8/1/18	B3/B-	1,165	1,351,400

			2,817,988

Energy—1.1%
Patriot Coal Corp.,
8.25%, 4/30/18	B3/B+	1,330	1,418,112

Financial Services—5.7%
CIT Group, Inc.,
7.00%, 5/1/16	B2/B+	1,400	1,408,750
Community Choice Financial, Inc. (a)(b),
10.75%, 5/1/19	B3/B-	1,700	1,755,250
International Lease Finance Corp.,
8.25%, 12/15/20	B1/BBB-	1,230	1,383,750
SLM Corp.,
8.45%, 6/15/18	Ba1/BBB-	1,000	1,129,019
Springleaf Finance Corp.,
6.90%, 12/15/17	B3/B	1,520	1,451,600

			7,128,369

Healthcare—0.6%
Hanger Orthopedic Group, Inc.,
7.125%, 11/15/18	NR/B	745	767,350

Healthcare & Hospitals—0.7%
HCA, Inc.,
9.25%, 11/15/16	B2/BB-	860	922,350

Hotels/Gaming—2.2%
Caesars Entertainment Operating Co., Inc.,
11.25%, 6/1/17	B3/B	315	355,950
12.75%, 4/15/18 (d)	Caa3/CCC	1,245	1,296,356
MGM Resorts International,
11.375%, 3/1/18	Caa1/CCC+	955	1,103,025

			2,755,331

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	65

Schedules of Investments

May 31, 2011 (unaudited)

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value

Household Products—0.6%
Libbey Glass, Inc.,
10.00%, 2/15/15	B2/B	$688	$753,360

Internet Software & Services—1.9%
Earthlink, Inc. (a)(b),
8.875%, 5/15/19	B2/B-	1,050	996,187
Equinix, Inc.,
8.125%, 3/1/18	Ba2/BB-	1,215	1,318,275

			2,314,462

Leisure—0.9%
NCL Corp. Ltd.,
9.50%, 11/15/18 (a)(b)	Caa1/B+	715	772,200
11.75%, 11/15/16	B2/BB	305	357,994

			1,130,194

Metals & Mining—1.4%
Taseko Mines Ltd.,
7.75%, 4/15/19	B3/B	855	872,100
Thompson Creek Metals Co., Inc. (a)(b),
7.375%, 6/1/18	B3/B	885	899,381

			1,771,481

Multi-Media—4.5%
Cablevision Systems Corp.,
8.625%, 9/15/17	B1/B+	1,210	1,370,325
Cambium Learning Group, Inc. (a)(b),
9.75%, 2/15/17	B2/B	1,230	1,242,300
CCO Holdings LLC,
6.50%, 4/30/21	B1/BB-	1,220	1,207,800
Clear Channel Worldwide Holdings, Inc.,
9.25%, 12/15/17	B2/B	940	1,029,300
Mediacom Broadband LLC,
8.50%, 10/15/15	B3/B-	780	814,125

			5,663,850

Oil & Gas—10.9%
Allis-Chalmers Energy, Inc.,
9.00%, 1/15/14	Caa1/B-	810	830,250
Basic Energy Services, Inc. (a)(b),
7.75%, 2/15/19	B3/B-	770	812,350
BreitBurn Energy Partners L.P.,
8.625%, 10/15/20	B3/B	1,465	1,576,706
Carrizo Oil & Gas, Inc. (a)(b),
8.625%, 10/15/18	B3/B-	1,480	1,579,900
Concho Resources, Inc.,
7.00%, 1/15/21	B3/BB	1,650	1,732,500
Energy XXI Gulf Coast, Inc. (a)(b),
9.25%, 12/15/17	Caa1/B	1,405	1,517,400
EV Energy Partners L.P . (a)(b),
8.00%, 4/15/19	B3/B-	1,080	1,125,900
PetroHawk Energy Corp.,
7.25%, 8/15/18	B3/B+	1,025	1,080,094
Pioneer Drilling Co.,
9.875%, 3/15/18	NR/B	870	947,212
United Refining Co. (a)(b),
10.50%, 2/28/18	B3/B	1,485	1,522,125
Venoco, Inc. (a)(b),
8.875%, 2/15/19	Caa1/B	850	861,688

			13,586,125

Paper/Paper Products—1.2%
Verso Paper Holdings LLC (a)(b),
8.75%, 2/1/19	B2/B	1,445	1,452,225

Pharmaceuticals—0.7%
Endo Pharmaceuticals Holdings, Inc. (a)(b),
7.00%, 12/15/20	Ba3/BB-	855	884,925

Real Estate Investment Trust—0.5%
CB Richard Ellis Services, Inc.,
11.625%, 6/15/17	Ba2/B+	485	574,725

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value
Retail—4.8%
Brown Shoe Co., Inc. (a)(b),
7.125%, 5/15/19	B3/B+	$965	$940,875
DineEquity, Inc. (a)(b),
9.50%, 10/30/18	B3/CCC+	1,265	1,391,500
Inergy L.P. (a)(b),
6.875%, 8/1/21	Ba3/B+	760	783,750
Neiman Marcus Group, Inc.,
10.375%, 10/15/15	Caa1/B-	1,580	1,670,850
Rite Aid Corp.,
8.625%, 3/1/15	Caa3/CCC	1,365	1,272,863

			6,059,838

Shipbuilding—0.8%
Huntington Ingalls Industries, Inc. (a)(b),
6.875%, 3/15/18	Ba3/B+	1,015	1,063,212

Technology—2.7%
Advanced Micro Devices, Inc.,
8.125%, 12/15/17	Ba3/B+	1,100	1,168,750
First Data Corp.,
9.875%, 9/24/15	Caa1/B-	1,345	1,395,437
Freescale Semiconductor, Inc.,
8.875%, 12/15/14	Caa2/CCC	745	781,319

			3,345,506

Telecommunications—9.6%
Cincinnati Bell, Inc.,
8.75%, 3/15/18	B3/CCC+	1,590	1,542,300
Crown Castle International Corp.,
9.00%, 1/15/15	B1/B-	500	557,500
EH Holding Corp. (a)(b)(c),
7.625%, 6/15/21	B3/B-	600	616,500
Hughes Network Systems LLC,
9.50%, 4/15/14	B1/B	990	1,024,650
Intelsat Jackson Holdings S.A. (a)(b),
7.25%, 4/1/19	B3/B	995	1,007,438
ITC Deltacom, Inc.,
10.50%, 4/1/16	B1/B-	1,135	1,259,850
MetroPCS Wireless, Inc.,
6.625%, 11/15/20	B2/B	1,215	1,215,000
Nextel Communications, Inc.,
7.375%, 8/1/15	Ba3/BB-	965	975,856
NII Capital Corp.,
8.875%, 12/15/19	B2/B+	720	801,000
West Corp.,
11.00%, 10/15/16	Caa1/B-	1,685	1,817,694
Windstream Corp.,
8.625%, 8/1/16	Ba3/B+	1,070	1,128,850

			11,946,638

Trading Companies & Distributors—1.4%
Aircastle Ltd.,
9.75%, 8/1/18	Ba3/BB+	1,560	1,766,700

Transportation—3.2%
Quality Distribution LLC (a)(b),
9.875%, 11/1/18	Caa1/B-	1,315	1,387,325
Swift Services Holdings, Inc. (a)(b),
10.00%, 11/15/18	Caa1/B-	1,510	1,683,650
Western Express, Inc. (a)(b),
12.50%, 4/15/15	Caa1/CCC+	1,000	977,500

			4,048,475

Utilities—1.9%
Edison Mission Energy,
7.00%, 5/15/17	B3/B-	1,650	1,373,625
Texas Competitive Electric Holdings Co. LLC (a)(b),
11.50%, 10/1/20	B2/CCC	500	508,750
15.00%, 4/1/21	Caa3/CC	500	437,500

			2,319,875

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value
Wholesale—0.7%
WESCO Distribution, Inc.,
7.50%, 10/15/17	B1/B	$890	$921,150

Total Corporate Bonds & Notes
(cost—$105,639,176)			111,627,920

Repurchase Agreement—4.8%
State Street Bank & Trust Co., dated 5/31/11, 0.01%, due 6/1/11, proceeds $6,002,002; collateralized by U.S. Treasury Bills, 0.032%, due 6/16/11, valued at $6,124,914
(cost—$6,002,000)		6,002	6,002,000

Total Investments (cost—$111,641,176)—94.1%			117,629,920

Other assets less liabilities—5.9%			7,338,424

Net Assets—100.0%			$124,968,344

Notes to Schedule of Investments:
(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $41,789,214, representing 33.4% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Delayed-delivery. To be delivered after May 31, 2011.

(d) Fair-Valued—Security with a value of $1,296,356 representing 1.0% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

Glossary:
NR—Not Rated

66	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

Schedules of Investments

May 31, 2011 (unaudited)

Allianz AGIC International Growth Fund

	Shares	Value

COMMON STOCK—96.0%
Australia—5.6%
BHP Billiton Ltd.	52,889	$2,518,608
Incitec Pivot Ltd.	443,060	1,823,441
Rio Tinto Ltd.	26,823	2,342,957

		6,685,006

Belgium—5.2%
Anheuser-Busch InBev NV	37,396	2,261,179
Bekaert S.A.	16,222	1,725,142
Umicore S.A.	40,757	2,253,498

		6,239,819

Brazil—1.4%
Vale S.A. ADR	52,400	1,690,424

Canada—3.0%
Imperial Oil Ltd.	51,005	2,533,272
Penn West Petroleum Ltd.	41,598	1,075,962

		3,609,234

China—4.1%
Baidu, Inc. ADR (c)	8,400	1,139,964
China Resources Cement Holdings Ltd.	1,542,000	1,519,971
Industrial & Commercial Bank of China, Class H	1,374,000	1,158,032
Shanghai Industrial Holdings Ltd.	286,000	1,045,477

		4,863,444

Denmark—3.2%
Novo Nordisk A/S, Class B	24,290	3,053,614
Pandora A/S	24,175	821,366

		3,874,980

France—5.6%
Cie Generale d’Optique Essilor International S.A.	24,784	2,011,458
Eutelsat Communications S.A.	41,347	1,837,558
L’Oreal Prime de Fidelite (Bonus Shares) (a)	12,929	1,631,150
Technip S.A.	11,533	1,244,761

		6,724,927

Germany—15.1%
Adidas AG	26,727	2,018,224
Aixtron SE	43,664	1,742,327
Bayerische Motoren Werke AG	37,500	3,327,555
Fresenius Medical Care AG & Co. KGaA	25,382	1,838,356
Infineon Technologies AG	208,098	2,417,934
Kabel Deutschland Holding AG (c)	32,098	2,190,584
Siemens AG	20,490	2,748,198
Wacker Chemie AG	8,217	1,839,392

		18,122,570

Hong Kong—5.6%
AIA Group Ltd. (c)	588,793	2,080,305
Hongkong Land Holdings Ltd.	169,000	1,252,297
Li & Fung Ltd.	468,000	1,048,244
Power Assets Holdings Ltd.	166,500	1,186,105
Wharf Holdings Ltd.	162,000	1,196,500

		6,763,451

Italy—1.7%
Saipem SpA	38,229	2,024,007

Japan—8.8%
Canon, Inc.	26,200	1,258,212
Fanuc Corp.	15,900	2,454,179
Komatsu Ltd.	58,100	1,744,817
Mitsubishi Corp.	43,700	1,110,933

	Shares	Value

Mitsubishi Estate Co., Ltd.	56,000	$1,000,643
Mitsubishi UFJ Financial Group, Inc.	252,400	1,164,007
Murata Manufacturing Co., Ltd.	8,000	503,772
Nitto Denko Corp.	23,800	1,249,996

		10,486,559

Korea (Republic of)—2.0%
Hyundai Motor Co.	10,386	2,437,224

Malaysia—1.0%
CIMB Group Holdings Bhd.	424,400	1,179,958

Netherlands—3.7%
ASML Holding NV	29,537	1,151,975
Heineken NV	34,494	2,079,696
Nutreco NV	15,536	1,187,278

		4,418,949

Norway—1.2%
DnB NOR ASA	97,035	1,463,948

South Africa—1.9%
Aspen Pharmacare Holdings Ltd. (c)	84,130	1,079,590
Clicks Group Ltd.	195,186	1,229,347

		2,308,937

Switzerland—5.4%
Cie Financiere Richemont S.A.	42,708	2,791,382
Nestle S.A.	56,578	3,637,487

		6,428,869

Taiwan—1.1%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	91,800	1,253,988

United Kingdom—20.4%
Admiral Group PLC	76,606	2,173,547
Aggreko PLC	45,825	1,410,084
ARM Holdings PLC	152,569	1,437,745
BG Group PLC	45,967	1,067,313
British American Tobacco PLC	29,252	1,312,584
HSBC Holdings PLC	264,141	2,760,755
HSBC Holdings PLC (d)	50,000	525,165
Imagination Technologies Group PLC (c)	183,187	1,490,940
Petrofac Ltd.	59,915	1,585,910
Shire PLC	85,233	2,699,774
Standard Chartered PLC	68,842	1,848,301
Telecity Group PLC (c)	136,616	1,221,125
Tullow Oil PLC	92,874	2,066,496
Vodafone Group PLC	994,287	2,764,704

		24,364,443

Total Common Stock (cost—$88,690,082)		114,940,737

	Principal Amount (000s)
Repurchase Agreement—2.6%
State Street Bank & Trust Co., dated 5/31/11, 0.01%, due 6/1/11, proceeds $3,090,001; collateralized by U.S. Treasury Bills, 0.032%, due 6/16/11, valued at $3,154,956
(cost—$3,090,000)	$3,090	3,090,000

Total Investments (cost—$91,780,082) (b)—98.6%		118,030,737

Other assets less liabilities—1.4%		1,725,640

Net Assets—100.0%		$119,756,377

Notes to Schedule of Investments:
(a) Fair-Valued—Security with a value of $1,631,150, representing 1.4% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Securities with an aggregate value of $103,746,367, representing 86.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

(d) Security trading on Hong Kong Stock Exchange.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	67

Schedules of Investments

May 31, 2011 (unaudited)

Allianz AGIC International Growth Opportunities Fund

	Shares	Value

COMMON STOCK—95.2%
Australia—1.3%
Mount Gibson Iron Ltd. (c)	976,933	$1,942,210

Belgium—2.6%
Bekaert S.A.	22,579	2,401,182
Umicore S.A.	28,164	1,557,218

		3,958,400

Brazil—2.2%
Drogasil S.A.	233,900	1,660,390
Mills Estruturas e Servicos de Engenharia S.A.	120,700	1,612,648

		3,273,038

Canada—5.2%
Calfrac Well Services Ltd.	77,405	2,746,745
Capstone Mining Corp. (c)	498,903	1,838,348
Home Capital Group, Inc.	31,550	1,836,306
Southern Pacific Resource Corp. (c)	794,972	1,386,698

		7,808,097

China—9.5%
7 Days Group Holdings Ltd. ADR (c)	124,900	2,486,759
Boer Power Holdings Ltd.	1,397,000	1,393,712
Concord Medical Services Holdings Ltd. ADR (c)	218,100	953,097
Huabao International Holdings Ltd.	1,217,000	1,718,151
International Mining Machinery Holdings Ltd. (c)	1,634,500	1,787,395
Jiayuan.com International Ltd. ADR (c)	125,400	1,748,076
Minth Group Ltd.	1,006,000	1,359,150
Mongolian Mining Corp. (c)	1,473,500	1,727,084
Noah Holdings Ltd. ADR (c)	92,600	1,188,984
Peace Mark Holdings Ltd. (a)(c)	2,428,000	—

		14,362,408

Finland—1.5%
Outotec Oyj	39,437	2,301,973

France—4.1%
EDF Energies Nouvelles S.A.	34,433	1,999,371
Ingenico	90,157	4,189,959

		6,189,330

Germany—10.8%
Carl Zeiss Meditec AG	110,608	2,556,365
Deutsche Wohnen AG (c)	117,029	1,839,107
GEA Group AG	80,961	2,727,895
Kabel Deutschland Holding AG (c)	65,841	4,493,433
Kloeckner & Co. SE	55,953	1,663,925
Rhoen Klinikum AG	59,841	1,507,090
Wirecard AG	83,374	1,487,035

		16,274,850

Hong Kong—4.3%
Dah Sing Financial Holdings Ltd.	284,800	1,618,063
Guotai Junan International Holdings Ltd.	4,539,000	1,990,419
VTech Holdings Ltd.	244,200	2,921,234

		6,529,716

	Shares	Value

Ireland—1.3%
Smurfit Kappa Group PLC (c)	153,407	$1,905,448

Japan—9.3%
Air Water, Inc.	161,000	1,929,818
FP Corp.	35,900	2,091,608
K’s Holdings Corp.	59,900	2,266,141
Nabtesco Corp.	98,300	2,230,431
Start Today Co., Ltd.	112,800	2,367,561
Tadano Ltd.	344,000	1,841,504
Torishima Pump Manufacturing Co., Ltd.	91,200	1,304,040

		14,031,103

Malaysia—2.8%
Alliance Financial Group Bhd.	2,316,800	2,348,132
Supermax Corp. Bhd.	1,498,000	1,841,319

		4,189,451

Netherlands—4.0%
Ten Cate NV	65,246	2,706,392
Unit 4 NV	90,026	3,293,488

		5,999,880

Norway—1.6%
Petroleum Geo-Services ASA (c)	149,840	2,430,240

Singapore—4.9%
Goodpack Ltd.	1,767,000	2,937,007
Hyflux Ltd.	1,080,500	1,787,639
M1 Ltd.	1,343,000	2,646,576

		7,371,222

Switzerland—3.7%
Dufry Group (c)	24,582	3,199,205
Partners Group Holding AG	11,893	2,338,966

		5,538,171

United Kingdom—26.1%
ARM Holdings PLC	278,391	2,623,438
Britvic PLC	206,490	1,533,789
Carphone Warehouse Group PLC (c)	418,173	2,684,507
Chemring Group PLC	215,775	2,367,777
Cookson Group PLC	200,294	2,271,346
Croda International PLC	102,211	3,283,871
Dechra Pharmaceuticals PLC	223,745	1,803,496
Hargreaves Lansdown PLC	343,258	3,578,631
Hikma Pharmaceuticals PLC	139,010	1,944,322
IG Group Holdings PLC	466,453	3,451,596
Inchcape PLC	429,256	2,785,188
John Wood Group PLC	178,169	1,848,875
Meggitt PLC	336,324	2,035,021
Petrofac Ltd.	78,375	2,074,534
SuperGroup PLC (c)	126,445	2,320,906
Victrex PLC	107,137	2,663,753

		39,271,050

Total Common Stock (cost—$107,900,272)		143,376,587

PREFERRED STOCK—1.6%
Brazil—1.6%
Banco do Estado do Rio Grande do Sul, Class B (cost—$647,270)	221,400	2,440,277

	Shares	Value

RIGHTS (c)—0.1%
Germany—0.1%
Kloeckner & Co. SE, expires 6/9/11 (cost—$0)	55,953	$180,369

	Units
EQUITY-LINKED SECURITY (c)—1.3%
Credit Suisse-Giant Manufacturing Co., Ltd., expires 8/22/11 (cost—$922,144)	535,068	1,958,349

	Principal Amount (000s)
Repurchase Agreement—0.7%
State Street Bank & Trust Co., dated 5/31/11, 0.01%, due 6/1/11, proceeds $951,000; collateralized by U.S. Treasury Bills, 0.032%, due 6/16/11, valued at $974,986
(cost—$951,000)	$951	951,000

Total Investments (cost—$110,420,686) (b)—98.9%		148,906,582

Other assets less liabilities—1.1%		1,680,188

Net Assets—100.0%		$150,586,770

Notes to Schedule of Investments:
(a) Fair-Valued—Security with a value of $0. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Securities with an aggregate value of $108,678,468, representing 72.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:
ADR—American Depositary Receipt

68	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

Schedules of Investments

May 31, 2011 (unaudited)

Allianz AGIC Micro Cap Fund

	Shares	Value

COMMON STOCK—96.5%
Air Freight & Logistics—0.8%
Air Transport Services Group, Inc. (a)	63,100	$470,095

Auto Components—2.2%
Amerigon, Inc. (a)	36,300	603,669
Stoneridge, Inc. (a)	30,400	465,728
Tower International, Inc. (a)	15,500	267,840

		1,337,237

Biotechnology—1.9%
Dusa Pharmaceuticals, Inc. (a)	96,700	637,253
Micromet, Inc. (a)	38,600	238,934
Neurocrine Biosciences, Inc. (a)	14,700	121,506
OncoGenex Pharmaceutical, Inc. (a)	10,900	190,859

		1,188,552

Capital Markets—2.7%
Calamos Asset Management, Inc., Class A	32,900	493,171
HFF, Inc., Class A (a)	36,200	591,146
Internet Capital Group, Inc. (a)	43,900	572,017

		1,656,334

Chemicals—3.5%
LSB Industries, Inc. (a)	21,000	994,140
TPC Group, Inc. (a)	16,900	614,822
Zagg, Inc. (a)	50,700	521,196

		2,130,158

Commercial Banks—0.5%
WesBanco, Inc.	15,600	309,036

Commercial Services & Supplies—1.6%
Metalico, Inc. (a)	93,000	550,560
Team, Inc. (a)	20,100	462,300

		1,012,860

Communications Equipment—3.0%
AudioCodes Ltd. (a)	55,000	294,250
Ceragon Networks Ltd. (a)	40,700	449,735
Powerwave Technologies, Inc. (a)	135,500	512,190
ShoreTel, Inc. (a)	55,004	605,044

		1,861,219

Computers & Peripherals—2.1%
Datalink Corp. (a)	66,500	480,130
OCZ Technology Group, Inc. (a)	67,200	563,136
Stratasys, Inc. (a)	7,200	253,440

		1,296,706

Containers & Packaging—0.6%
Boise, Inc.	46,400	391,616

Diversified Financial Services—0.7%
Encore Capital Group, Inc. (a)	13,800	456,642

Electrical Equipment—0.5%
Global Power Equipment Group, Inc. (a)	11,100	312,132

Electronic Equipment, Instruments & Components—4.0%
Kemet Corp. (a)	41,000	603,520
LeCroy Corp. (a)	45,000	582,300
Measurement Specialties, Inc. (a)	17,400	665,550
Newport Corp. (a)	34,800	633,012

		2,484,382

	Shares	Value

Energy Equipment & Services—4.5%
Basic Energy Services, Inc. (a)	15,400	$418,880
Dawson Geophysical Co. (a)	9,269	328,539
Global Geophysical Services, Inc. (a)	30,300	525,402
Gulf Island Fabrication, Inc.	16,900	574,600
Matrix Service Co. (a)	39,000	521,430
Union Drilling, Inc. (a)	39,800	415,512

		2,784,363

Food Products—0.7%
SunOpta, Inc. (a)	54,200	421,134

Health Care Equipment & Supplies—7.5%
Alphatec Holdings, Inc. (a)	120,100	455,179
Antares Pharma, Inc. (a)	175,400	324,490
Cantel Medical Corp.	18,500	438,635
Cardiovascular Systems, Inc. (a)	37,500	556,125
Endologix, Inc. (a)	35,700	305,949
ICU Medical, Inc. (a)	11,500	498,640
Imris, Inc. (a)	36,900	274,167
Natus Medical, Inc. (a)	24,700	414,713
OraSure Technologies, Inc. (a)	65,300	562,886
SurModics, Inc. (a)	23,500	342,160
Synergetics USA, Inc. (a)	76,900	432,178

		4,605,122

Health Care Providers & Services—2.8%
Bio-Reference Labs, Inc. (a)	19,520	486,634
Continucare Corp. (a)	62,200	292,962
MWI Veterinary Supply, Inc. (a)	5,600	472,080
U.S. Physical Therapy, Inc.	19,100	491,634

		1,743,310

Health Care Technology—3.0%
Computer Programs & Systems, Inc.	7,600	476,900
Merge Healthcare, Inc. (a)	82,100	498,347
Omnicell, Inc. (a)	31,400	483,874
Transcend Services, Inc. (a)	14,000	372,960

		1,832,081

Hotels, Restaurants & Leisure—0.6%
Shuffle Master, Inc. (a)	34,700	377,883

Internet & Catalog Retail—1.0%
Valuevision Media, Inc., Class A (a)	80,900	585,716

Internet Software & Services—5.1%
Internap Network Services Corp. (a)	77,700	641,025
LivePerson, Inc. (a)	50,800	602,488
Perficient, Inc. (a)	34,700	386,905
Saba Software, Inc. (a)	54,600	539,994
Vocus, Inc. (a)	20,100	547,524
Web.com Group, Inc. (a)	33,500	399,655

		3,117,591

IT Services—1.0%
Virtusa Corp. (a)	30,000	604,500

Machinery—8.2%
Altra Holdings, Inc. (a)	23,500	619,225
American Railcar Industries, Inc. (a)	20,400	489,600
Commercial Vehicle Group, Inc. (a)	29,200	452,016
Dynamic Materials Corp.	13,900	313,028
Graham Corp.	19,500	444,795
Greenbrier Cos., Inc. (a)	22,100	575,926
Kadant, Inc. (a)	12,000	353,040

	Shares	Value

NN, Inc. (a)	42,100	$610,871
Titan International, Inc.	28,200	775,218
Wabash National Corp. (a)	45,000	435,150

		5,068,869

Metals & Mining—2.9%
AM Castle & Co. (a)	21,100	389,928
Horsehead Holding Corp. (a)	32,400	432,216
Materion Corp. (a)	13,800	547,446
Universal Stainless & Alloy (a)	11,500	418,715

		1,788,305

Oil, Gas & Consumable Fuels—4.8%
Abraxas Petroleum Corp. (a)	142,500	627,000
Approach Resources, Inc. (a)	22,600	588,504
Georesources, Inc. (a)	22,200	549,894
Kodiak Oil & Gas Corp. (a)	68,100	466,485
Magnum Hunter Resources Corp. (a)	99,600	710,148

		2,942,031

Paper & Forest Products—1.4%
KapStone Paper and Packaging Corp. (a)	26,600	437,570
Neenah Paper, Inc.	19,500	452,205

		889,775

Personal Products—1.1%
Elizabeth Arden, Inc. (a)	22,100	679,133

Pharmaceuticals—0.6%
Jazz Pharmaceuticals, Inc. (a)	13,200	386,628

Professional Services—2.3%
Acacia Research—Acacia Technologies (a)	17,000	658,920
Mistras Group, Inc. (a)	27,200	473,552
SFN Group, Inc. (a)	30,200	313,778

		1,446,250

Semiconductors & Semiconductor Equipment—6.1%
AXT, Inc. (a)	56,300	458,282
Ceva, Inc. (a)	19,100	655,703
EZchip Semiconductor Ltd. (a)	8,200	295,528
FSI International, Inc. (a)	85,600	377,496
PDF Solutions, Inc. (a)	58,800	371,028
Photronics, Inc. (a)	60,300	605,412
Silicon Image, Inc. (a)	69,700	528,326
Silicon Motion Technology Corp. ADR (a)	36,400	444,080

		3,735,855

Software—8.2%
Allot Communications Ltd. (a)	12,700	196,596
Bottomline Technologies, Inc. (a)	28,600	743,600
Callidus Software, Inc. (a)	73,900	435,271
Clicksoftware Technologies Ltd.	42,800	456,248
Kenexa Corp. (a)	23,400	739,908
Magic Software Enterprises Ltd. (a)	67,600	369,096
Magma Design Automation, Inc. (a)	106,300	741,974
OPNET Technologies, Inc.	22,100	865,657
PROS Holdings, Inc. (a)	29,100	488,880

		5,037,230

Specialty Retail—3.4%
Body Central Corp. (a)	18,600	450,864
Cost Plus, Inc. (a)	43,700	395,048
Lithia Motors, Inc., Class A	35,200	630,080
Shoe Carnival, Inc. (a)	22,100	601,562

		2,077,554

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	69

Schedules of Investments

May 31, 2011 (unaudited)

	Shares	Value

Textiles, Apparel & Luxury Goods—2.2%
Oxford Industries, Inc.	15,300	$580,635
Perry Ellis International, Inc. (a)	18,500	577,292
Unifi, Inc. (a)	13,234	183,953

		1,341,880

Trading Companies & Distributors—5.0%
Aceto Corp.	50,200	353,910
CAI International, Inc. (a)	27,800	649,408
DXP Enterprises, Inc. (a)	23,500	608,650
H&E Equipment Services, Inc. (a)	31,600	458,516
SeaCube Container Leasing Ltd.	32,100	576,195
Titan Machinery, Inc. (a)	16,400	439,356

		3,086,035

Total Common Stock (cost—$41,210,599)		59,458,214

	Principal Amount (000s)
Repurchase Agreement—4.1%
State Street Bank & Trust Co., dated 5/31/11, 0.01%, due 6/1/11, proceeds $2,535,001; collateralized by U.S. Treasury Bills, 0.032%, due 6/16/11, valued at $2,589,964
(cost—$2,535,000)	$2,535	2,535,000

Total Investments (cost—$43,745,599)—100.6%		61,993,214

Liabilities in excess of other assets—(0.6)%		(386,132)

Net Assets—100.0%		$61,607,082

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

Allianz AGIC Small to Mid Cap Growth Fund

	Shares	Value

COMMON STOCK—98.2%
Aerospace & Defense—0.8%
Triumph Group, Inc.	300	$28,056

Auto Components—1.4%
Goodyear Tire & Rubber Co. (a)	1,600	28,368
Modine Manufacturing Co. (a)	1,300	20,644

		49,012

Biotechnology—2.1%
Alexion Pharmaceuticals, Inc. (a)	660	31,297
BioMarin Pharmaceutical, Inc. (a)	800	22,584
United Therapeutics Corp. (a)	300	19,371

		73,252

Capital Markets—1.5%
Blackstone Group L.P.	1,500	25,860
KKR & Co. L.P.	1,500	25,785

		51,645

Chemicals—6.5%
Albemarle Corp.	400	28,336
Celanese Corp., Ser. A	700	36,463
CF Industries Holdings, Inc.	200	30,756
Georgia Gulf Corp. (a)	700	19,838
Olin Corp.	1,000	24,020
PolyOne Corp.	1,800	27,414
Terra Nitrogen Co. L.P.	200	25,360
TPC Group, Inc. (a)	900	32,742

		224,929

Commercial Services & Supplies—0.7%
Steelcase, Inc., Class A	2,200	23,914

Communications Equipment—1.9%
ADTRAN, Inc.	500	21,430
JDS Uniphase Corp. (a)	800	16,152
Polycom, Inc. (a)	500	28,705

		66,287

Computers & Peripherals—0.8%
NCR Corp. (a)	1,400	27,328

Construction & Engineering—1.6%
Chicago Bridge & Iron Co. NV	700	26,642
MasTec, Inc. (a)	1,400	29,470

		56,112

Consumer Finance—1.6%
Dollar Financial Corp. (a)	1,300	29,523
First Cash Financial Services, Inc. (a)	600	25,050

		54,573

Containers & Packaging—0.7%
Rock-Tenn Co., Class A	300	23,049

Diversified Telecommunication Services—0.7%
AboveNet, Inc.	300	23,421

Electrical Equipment—2.3%
Belden, Inc.	800	28,752
EnerSys (a)	700	25,060
General Cable Corp. (a)	600	25,050

		78,862

Electronic Equipment, Instruments & Components—3.2%
Coherent, Inc. (a)	400	22,440
Kemet Corp. (a)	1,666	24,524
Newport Corp. (a)	1,100	20,009
OSI Systems, Inc. (a)	500	19,990
Vishay Intertechnology, Inc. (a)	1,400	22,218

		109,181

	Shares	Value

Energy Equipment & Services—2.3%
Global Industries Ltd. (a)	2,600	$16,302
Matrix Service Co. (a)	1,700	22,729
McDermott International, Inc. (a)	800	16,976
Pioneer Drilling Co. (a)	1,600	23,424

		79,431

Food Products—3.0%
B&G Foods, Inc.	1,200	22,248
Corn Products International, Inc.	400	22,692
Darling International, Inc. (a)	1,700	32,555
Dean Foods Co. (a)	1,900	26,372

		103,867

Health Care Equipment & Supplies—4.5%
Hill-Rom Holdings, Inc.	600	27,384
Hologic, Inc. (a)	2,400	51,600
Kinetic Concepts, Inc. (a)	400	23,736
Orthofix International NV (a)	600	24,498
Sirona Dental Systems, Inc. (a)	500	27,030

		154,248

Health Care Providers & Services—2.3%
DaVita, Inc. (a)	300	25,215
Health Management Associates, Inc., Class A (a)	2,400	27,360
Team Health Holdings, Inc. (a)	1,200	26,880

		79,455

Hotels, Restaurants & Leisure—0.9%
Wyndham Worldwide Corp.	900	31,329

Household Durables—1.6%
Harman International Industries, Inc.	500	23,985
Tempur-Pedic International, Inc. (a)	500	32,520

		56,505

Internet & Catalog Retail—0.8%
Valuevision Media, Inc., Class A (a)	3,900	28,236
Internet Software & Services—1.8%
IAC/InterActiveCorp. (a)	700	25,746
Vocus, Inc. (a)	800	21,792
WebMD Health Corp. (a)	300	14,304

		61,842

IT Services—1.3%
Sapient Corp. (a)	1,700	24,973
VeriFone Systems, Inc. (a)	400	19,252

		44,225

Life Sciences Tools & Services—0.7%
Bruker Corp. (a)	1,200	23,664

Machinery—9.3%
AGCO Corp. (a)	600	31,002
American Railcar Industries, Inc. (a)	1,100	26,400
Chart Industries, Inc. (a)	500	24,290
Flowserve Corp.	200	24,246
Greenbrier Cos., Inc. (a)	1,000	26,060
Manitowoc Co., Inc.	1,400	25,228
Navistar International Corp. (a)	400	26,348
Robbins & Myers, Inc.	600	26,436
Sauer-Danfoss, Inc. (a)	600	32,040
SPX Corp.	300	24,873
Wabash National Corp. (a)	2,200	21,274
WABCO Holdings, Inc. (a)	500	34,275

		322,472

Marine—0.6%
Seaspan Corp.	1,100	19,096

70	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

Schedules of Investments

May 31, 2011 (unaudited)

	Shares	Value

Media—3.1%
Interpublic Group of Cos., Inc.	2,400	$28,632
Liberty Media Corp.—Capital, Ser. A (a)	600	54,684
Liberty Media Corp.—Starz, Ser. A (a)	300	22,881

		106,197

Metals & Mining—3.6%
Allegheny Technologies, Inc.	400	26,800
Carpenter Technology Corp.	500	26,285
Globe Specialty Metals, Inc.	1,100	24,926
Horsehead Holding Corp. (a)	1,700	22,678
Walter Energy, Inc.	200	24,910

		125,599

Oil, Gas & Consumable Fuels—4.5%
Alpha Natural Resources, Inc. (a)	400	21,916
Atlas Pipeline Partners L.P.	800	28,400
Berry Petroleum Co., Class A	500	26,205
Brigham Exploration Co. (a)	600	18,684
Clayton Williams Energy, Inc. (a)	200	14,998
Golar LNG Ltd.	700	22,302
Western Refining, Inc. (a)	1,400	24,402

		156,907

Personal Products—1.3%
Herbalife Ltd.	800	45,024

Pharmaceuticals—1.8%
Endo Pharmaceuticals Holdings, Inc. (a)	500	20,815
Impax Laboratories, Inc. (a)	600	16,110
Mylan, Inc. (a)	1,100	25,899

		62,824

Real Estate Management & Development—2.3%
Altisource Portfolio Solutions S.A. (a)	600	21,432
CB Richard Ellis Group, Inc., Class A (a)	1,100	29,073
Forest City Enterprises, Inc., Class A (a)	1,600	30,672

		81,177

Road & Rail—1.5%
Genesee & Wyoming, Inc., Class A (a)	400	23,740
Kansas City Southern (a)	500	29,445

		53,185

Semiconductors & Semiconductor Equipment—6.1%
ASM International NV	600	25,314
Atmel Corp. (a)	1,700	25,534
Integrated Device Technology, Inc. (a)	2,800	23,492
Novellus Systems, Inc. (a)	600	21,762
ON Semiconductor Corp. (a)	2,400	26,928
Photronics, Inc. (a)	2,800	28,112
Silicon Image, Inc. (a)	2,400	18,192
Silicon Motion Technology Corp. ADR (a)	1,700	20,740
Skyworks Solutions, Inc. (a)	840	21,395

		211,469

Software—6.9%
Ariba, Inc. (a)	700	23,478
Cadence Design Systems, Inc. (a)	2,800	29,932
Compuware Corp. (a)	1,800	18,342
Magma Design Automation, Inc. (a)	6,400	44,672
Mentor Graphics Corp. (a)	2,000	26,820
Nuance Communications, Inc. (a)	1,070	23,497

	Shares	Value

Rovi Corp. (a)	470	$27,241
TIBCO Software, Inc. (a)	600	16,854
Verint Systems, Inc. (a)	800	27,152

		237,988

Specialty Retail—5.0%
Abercrombie & Fitch Co., Class A	400	30,308
Express, Inc.	1,100	23,232
GNC Holdings, Inc., Class A (a)	1,600	32,528
Lithia Motors, Inc., Class A	1,600	28,640
PetSmart, Inc.	700	31,710
Select Comfort Corp. (a)	1,500	24,510

		170,928

Textiles, Apparel & Luxury Goods—0.7%
Hanesbrands, Inc. (a)	800	24,248

Trading Companies & Distributors—4.8%
Aircastle Ltd.	2,100	26,334
DXP Enterprises, Inc. (a)	1,100	28,490
RSC Holdings, Inc. (a)	1,900	25,403
Rush Enterprises, Inc., Class A (a)	1,300	25,961
TAL International Group, Inc.	800	26,984
WESCO International, Inc. (a)	600	33,360

		166,532

Transportation Infrastructure—0.8%
Macquarie Infrastructure Co. LLC	1,100	27,973

Wireless Telecommunication Services—0.9%
MetroPCS Communications, Inc. (a)	1,700	30,430

Total Investments (cost—$2,543,298)—98.2%		3,394,472

Other assets less liabilities—1.8%		62,221

Net Assets—100.0%		$3,456,693

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

Allianz AGIC Ultra Micro Cap Fund

	Shares	Value

COMMON STOCK—96.9%
Aerospace & Defense—2.8%
Astronics Corp. (a)	1,900	$50,939
CPI Aerostructures, Inc. (a)	5,200	73,164
LMI Aerospace, Inc. (a)	3,000	64,020

		188,123

Air Freight & Logistics—0.8%
Park-Ohio Holdings Corp. (a)	2,500	53,150

Auto Components—3.9%
Amerigon, Inc. (a)	4,300	71,509
Motorcar Parts of America, Inc. (a)	7,900	121,265
Stoneridge, Inc. (a)	4,300	65,876

		258,650

Biotechnology—1.4%
Dusa Pharmaceuticals, Inc. (a)	14,000	92,260

Chemicals—2.5%
Flotek Industries, Inc. (a)	11,200	99,456
Zagg, Inc. (a)	6,500	66,820

		166,276

Commercial Services & Supplies—2.3%
Metalico, Inc. (a)	12,790	75,717
Multi-Color Corp.	3,300	74,613

		150,330

Communications Equipment—2.7%
AudioCodes Ltd. (a)	14,679	78,533
Silicom Ltd. (a)	4,900	102,410

		180,943

Computers & Peripherals—2.2%
Datalink Corp. (a)	8,800	63,536
OCZ Technology Group, Inc. (a)	10,100	84,638

		148,174

Construction & Engineering—1.0%
Furmanite Corp. (a)	8,300	62,914

Containers & Packaging—0.9%
UFP Technologies, Inc. (a)	3,600	57,672

Diversified Telecommunication Services—2.1%
8x8, Inc. (a)	22,100	75,361
inContact, Inc. (a)	16,400	65,108

		140,469

Electrical Equipment—2.4%
Coleman Cable, Inc. (a)	6,300	89,271
Magnetek, Inc. (a)	30,400	70,528

		159,799

Electronic Equipment, Instruments & Components—5.0%
Gerber Scientific, Inc. (a)	6,100	59,109
LeCroy Corp. (a)	7,900	102,226
Measurement Specialties, Inc. (a)	3,100	118,575
PC Connection, Inc. (a)	5,700	49,761

		329,671

Energy Equipment & Services—4.8%
Bolt Technology Corp. (a)	4,300	58,996
ENGlobal Corp. (a)	13,100	51,090
Geokinetics, Inc. (a)	5,400	47,250
Mitcham Industries, Inc. (a)	6,000	87,360
Union Drilling, Inc. (a)	6,900	72,036

		316,732

Food Products—1.1%
Coffee Holding Co., Inc.	8,900	74,404

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	71

Schedules of Investments

May 31, 2011 (unaudited)

	Shares	Value

Health Care Equipment & Supplies—7.0%
AtriCure, Inc. (a)	5,400	$76,788
Cardiovascular Systems, Inc. (a)	5,900	87,497
LeMaitre Vascular, Inc.	7,700	54,362
Spectranetics Corp. (a)	8,800	52,888
SurModics, Inc. (a)	3,300	48,048
Synergetics USA, Inc. (a)	14,200	79,804
Trinity Biotech PLC ADR (a)	5,900	62,245

		461,632

Health Care Providers & Services—1.1%
U.S. Physical Therapy, Inc.	2,910	74,903

Health Care Technology—3.3%
HealthStream, Inc. (a)	9,600	122,400
Transcend Services, Inc. (a)	3,500	93,240

		215,640

Hotels, Restaurants & Leisure—0.8%
Famous Dave's Of America, Inc. (a)	5,500	54,780

Household Durables—0.6%
Mad Catz Interactive, Inc. (a)	22,900	41,678

Internet & Catalog Retail—2.0%
Valuevision Media, Inc., Class A (a)	18,000	130,320

Internet Software & Services—3.8%
Internap Network Services Corp. (a)	9,200	75,900
Saba Software, Inc. (a)	10,800	106,812
SPS Commerce, Inc. (a)	4,100	68,470

		251,182

IT Services—1.0%
Computer Task Group, Inc. (a)	4,900	65,758

Life Sciences Tools & Services—1.3%
Medtox Scientific, Inc.	4,900	82,761

Machinery—7.7%
Graham Corp.	2,700	61,587
Hardinge, Inc.	3,600	39,096
Hurco Cos., Inc. (a)	2,300	68,839
Key Technology, Inc. (a)	3,200	56,736
Lydall, Inc. (a)	5,100	60,996
Manitex International, Inc. (a)	11,100	56,277
NN, Inc. (a)	6,000	87,060
Twin Disc, Inc.	2,400	80,064

		510,655

Media—0.6%
interCLICK, Inc. (a)	5,700	39,102

Metals & Mining—1.8%
Handy & Harman Ltd. (a)	5,000	60,000
Universal Stainless & Alloy (a)	1,700	61,897

		121,897

Multiline Retail—0.8%
Gordmans Stores, Inc. (a)	2,900	50,431

Oil, Gas & Consumable Fuels—4.3%
Abraxas Petroleum Corp. (a)	18,300	80,520
Callon Petroleum Co. (a)	8,600	61,318
Magnum Hunter Resources Corp. (a)	11,400	81,282
Triangle Petroleum Corp. (a)	9,200	63,664

		286,784

Paper & Forest Products—0.6%
Neenah Paper, Inc.	1,800	41,742

Professional Services—0.8%
Barrett Business Services, Inc.	3,300	50,424

	Shares	Value

Road & Rail—2.7%
Celadon Group, Inc. (a)	3,626	$50,764
Quality Distribution, Inc. (a)	10,350	124,303

		175,067

Semiconductors & Semiconductor Equipment—5.0%
AXT, Inc. (a)	8,600	70,004
FSI International, Inc. (a)	12,800	56,448
Nova Measuring Instruments Ltd. (a)	6,800	69,700
PDF Solutions, Inc. (a)	10,400	65,624
Silicon Motion Technology
Corp. ADR (a)	5,400	65,880

		327,656

Software—7.5%
Allot Communications Ltd. (a)	5,800	89,784
Callidus Software, Inc. (a)	10,100	59,489
Convio, Inc. (a)	5,700	65,094
ePlus., Inc. (a)	2,200	57,816
Fundtech Ltd. (a)	3,700	66,452
Magic Software Enterprises Ltd. (a)	10,700	58,422
Magma Design Automation, Inc. (a)	14,000	97,720

		494,777

Specialty Retail—2.4%
Cache, Inc. (a)	11,400	59,166
Cost Plus, Inc. (a)	5,200	47,008
TravelCenters of America LLC (a)	9,900	52,965

		159,139

Textiles, Apparel & Luxury Goods—2.0%
Perry Ellis International, Inc. (a)	2,200	68,651
Rocky Brands, Inc. (a)	5,200	61,698

		130,349

Trading Companies & Distributors—3.9%
CAI International, Inc. (a)	4,900	114,464
DXP Enterprises, Inc. (a)	3,000	77,700
Titan Machinery, Inc. (a)	2,500	66,975

		259,139

Total Common Stock (cost—$4,573,227)		6,405,383

	Principal Amount (000s)
Repurchase Agreement—4.6%
State Street Bank & Trust Co., dated 5/31/11, 0.01%, due 6/1/11, proceeds $301,000; collateralized by U.S. Treasury Bills, 0.032%, due 6/16/11, valued at $309,996
(cost—$301,000)	$301	301,000

Total Investments (cost—$4,874,227)—101.5%		6,706,383

Liabilities in excess of other assets—(1.5)%		(99,065)

Net Assets—100.0%		$6,607,318

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depository Receipt

Allianz AGIC U.S. Emerging Growth Fund

	Shares	Value

COMMON STOCK—97.8%
Aerospace & Defense—1.3%
AAR Corp.	5,300	$139,867
Triumph Group, Inc.	1,700	158,984

		298,851

Air Freight & Logistics—0.6%
Atlas Air Worldwide Holdings, Inc. (a)	2,000	126,580

Auto Components—0.6%
Modine Manufacturing Co. (a)	8,300	131,804

Biotechnology—2.0%
BioMarin Pharmaceutical, Inc. (a)	4,000	112,920
Incyte Corp. Ltd. (a)	6,400	113,472
Onyx Pharmaceuticals, Inc. (a)	2,800	118,860
Regeneron Pharmaceuticals, Inc. (a)	1,800	108,036

		453,288

Capital Markets—0.6%
BGC Partners, Inc., Class A	15,600	129,636

Chemicals—4.7%
Georgia Gulf Corp. (a)	4,000	113,360
Koppers Holdings, Inc.	3,000	120,390
LSB Industries, Inc. (a)	4,600	217,764
Olin Corp.	6,300	151,326
PolyOne Corp.	9,600	146,208
Terra Nitrogen Co. L.P.	1,200	152,160
TPC Group, Inc. (a)	4,000	145,520

		1,046,728

Commercial Services & Supplies—2.5%
Deluxe Corp.	5,400	138,996
Knoll, Inc.	8,000	153,520
Metalico, Inc. (a)	21,300	126,096
Steelcase, Inc., Class A	13,200	143,484

		562,096

Communications Equipment—2.4%
ADTRAN, Inc.	3,100	132,866
Finisar Corp. (a)	3,900	93,678
Ixia (a)	10,100	158,974
Powerwave Technologies, Inc. (a)	40,100	151,578

		537,096

Computers & Peripherals—1.7%
Electronics for Imaging, Inc. (a)	5,300	95,665
OCZ Technology Group, Inc. (a)	16,800	140,784
Silicon Graphics International Corp. (a)	7,900	142,990

		379,439

Construction & Engineering—1.6%
Chicago Bridge & Iron Co. NV	4,400	167,464
MasTec, Inc. (a)	9,200	193,660

		361,124

Consumer Finance—1.4%
Dollar Financial Corp. (a)	7,750	176,003
First Cash Financial Services, Inc. (a)	3,400	141,950

		317,953

Containers & Packaging—0.6%
Rock-Tenn Co., Class A	1,800	138,294

72	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

Schedules of Investments

May 31, 2011 (unaudited)

	Shares	Value

Diversified Telecommunication Services—0.6%
AboveNet, Inc.	1,700	$132,719

Electrical Equipment—2.6%
Belden, Inc.	4,700	168,918
EnerSys (a)	3,700	132,460
General Cable Corp. (a)	3,500	146,125
GrafTech International Ltd. (a)	6,400	135,296

		582,799

Electronic Equipment, Instruments & Components—4.5%
Anixter International, Inc.	2,000	135,380
Coherent, Inc. (a)	2,500	140,250
Kemet Corp. (a)	10,800	158,976
Newport Corp. (a)	7,700	140,063
OSI Systems, Inc. (a)	3,800	151,924
Rogers Corp. (a)	3,200	150,176
Vishay Intertechnology, Inc. (a)	8,400	133,308

		1,010,077

Energy Equipment & Services—2.3%
Basic Energy Services, Inc. (a)	4,900	133,280
Global Industries Ltd. (a)	15,000	94,050
Pioneer Drilling Co. (a)	9,900	144,936
RPC, Inc.	5,200	130,936

		503,202

Food & Staples Retailing—0.7%
Pricesmart, Inc.	3,400	158,610

Food Products—3.8%
B&G Foods, Inc.	6,100	113,094
Darling International, Inc. (a)	10,900	208,735
Dean Foods Co. (a)	12,600	174,888
Diamond Foods, Inc.	2,700	200,961
Hain Celestial Group, Inc. (a)	4,200	150,192

		847,870

Health Care Equipment & Supplies—2.9%
Accuray, Inc. (a)	13,400	102,376
Hill-Rom Holdings, Inc.	2,900	132,356
Natus Medical, Inc. (a)	5,700	95,703
NuVasive, Inc. (a)	4,600	155,434
Orthofix International NV (a)	3,800	155,154

		641,023

Health Care Providers & Services—4.7%
Air Methods Corp. (a)	1,900	115,995
Health Management Associates, Inc., Class A (a)	14,800	168,720
MedQuist Holdings, Inc. (a)	10,200	136,578
MWI Veterinary Supply, Inc. (a)	1,600	134,880
Select Medical Holdings Corp. (a)	14,100	133,950
Team Health Holdings, Inc. (a)	8,000	179,200
WellCare Health Plans, Inc. (a)	3,500	172,375

		1,041,698

Hotels, Restaurants & Leisure—1.3%
Buffalo Wild Wings, Inc. (a)	1,800	112,752
Six Flags Entertainment Corp.	2,100	167,370

		280,122

Internet Software & Services—1.7%
IAC/InterActiveCorp. (a)	3,900	143,442
Internap Network Services Corp. (a)	18,100	149,325
IntraLinks Holdings, Inc. (a)	4,300	88,795

		381,562

IT Services—2.1%
Sapient Corp. (a)	12,500	183,625
VeriFone Systems, Inc. (a)	2,300	110,699
Wright Express Corp. (a)	3,200	172,672

		466,996

	Shares	Value

Leisure Equipment & Products—0.8%
Polaris Industries, Inc.	1,700	$187,595

Life Sciences Tools & Services—0.6%
Bruker Corp. (a)	6,200	122,264

Machinery—6.8%
Chart Industries, Inc. (a)	2,500	121,450
CIRCOR International, Inc.	3,200	141,792
Colfax Corp. (a)	6,600	148,698
Greenbrier Cos., Inc. (a)	6,000	156,360
Manitowoc Co., Inc.	8,100	145,962
Nordson Corp.	3,500	182,070
Robbins & Myers, Inc.	4,200	185,052
Sauer-Danfoss, Inc. (a)	3,200	170,880
Titan International, Inc.	4,900	134,701
Wabash National Corp. (a)	14,700	142,149

		1,529,114

Marine—0.5%
Seaspan Corp.	6,900	119,784

Media—2.5%
Knology, Inc. (a)	9,600	149,856
Liberty Media Corp.—Capital, Ser. A (a)	2,900	264,306
Sinclair Broadcast Group, Inc., Class A	15,600	150,072

		564,234

Metals & Mining—3.3%
Carpenter Technology Corp.	3,000	157,710
Globe Specialty Metals, Inc.	7,400	167,684
Haynes International, Inc.	2,600	146,302
Horsehead Holding Corp. (a)	9,200	122,728
Worthington Industries, Inc.	6,500	141,895

		736,319

Oil, Gas & Consumable Fuels—5.9%
Atlas Pipeline Partners L.P.	4,500	159,750
Berry Petroleum Co., Class A	2,400	125,784
Brigham Exploration Co. (a)	3,300	102,762
Clayton Williams Energy, Inc. (a)	1,100	82,489
Golar LNG Ltd.	4,900	156,114
Gulfport Energy Corp. (a)	4,000	118,360
Kodiak Oil & Gas Corp. (a)	19,900	136,315
Patriot Coal Corp. (a)	6,100	141,093
Western Refining, Inc. (a)	8,800	153,384
World Fuel Services Corp.	3,800	139,004

		1,315,055

Pharmaceuticals—2.0%
Endo Pharmaceuticals Holdings, Inc. (a)	4,100	170,683
Impax Laboratories, Inc. (a)	5,000	134,250
Jazz Pharmaceuticals, Inc. (a)	5,000	146,450

		451,383

Professional Services—0.6%
Acacia Research—Acacia Technologies (a)	3,600	139,536

Real Estate Management & Development—1.5%
Altisource Portfolio Solutions S.A. (a)	4,300	153,596
Forest City Enterprises, Inc., Class A (a)	9,200	176,364

		329,960

Road & Rail—1.9%
Avis Budget Group, Inc. (a)	9,200	161,828
Genesee & Wyoming, Inc., Class A (a)	2,000	118,700
RailAmerica, Inc. (a)	9,400	147,674

		428,202

	Shares	Value

Semiconductors & Semiconductor Equipment—5.2%
Advanced Energy Industries, Inc. (a)	8,800	$130,680
ASM International NV	3,600	151,884
Integrated Device Technology, Inc. (a)	16,800	140,952
Kulicke & Soffa Industries, Inc. (a)	12,700	154,305
Photronics, Inc. (a)	17,900	179,716
Silicon Image, Inc. (a)	15,800	119,764
TriQuint Semiconductor, Inc. (a)	9,000	116,550
Ultratech, Inc. (a)	5,000	158,850

		1,152,701

Software—6.0%
Ariba, Inc. (a)	3,300	110,682
Aspen Technology, Inc. (a)	10,100	167,155
Cadence Design Systems, Inc. (a)	17,800	190,282
Compuware Corp. (a)	9,500	96,805
Magic Software Enterprises Ltd. (a)	18,900	103,194
Magma Design Automation, Inc. (a)	28,600	199,628
Mentor Graphics Corp. (a)	12,500	167,625
TIBCO Software, Inc. (a)	6,300	176,967
Verint Systems, Inc. (a)	3,900	132,366

		1,344,704

Specialty Retail—5.3%
ANN, Inc. (a)	4,600	129,490
Body Central Corp. (a)	4,900	118,776
Express, Inc.	7,200	152,064
GNC Holdings, Inc., Class A (a)	8,000	162,640
Lithia Motors, Inc., Class A	8,800	157,520
Men’s Wearhouse, Inc.	4,400	151,492
Sally Beauty Holdings, Inc. (a)	10,000	167,600
Select Comfort Corp. (a)	9,000	147,060

		1,186,642

Textiles, Apparel & Luxury Goods—2.2%
Deckers Outdoor Corp. (a)	1,600	145,760
Oxford Industries, Inc.	5,600	212,520
Steven Madden Ltd. (a)	2,300	128,202

		486,482

Trading Companies & Distributors—4.8%
Aircastle Ltd.	13,500	169,290
Kaman Corp.	4,200	151,536
RSC Holdings, Inc. (a)	10,300	137,711
Rush Enterprises, Inc., Class A (a)	7,400	147,778
TAL International Group, Inc.	5,000	168,650
Titan Machinery, Inc. (a)	4,800	128,592
WESCO International, Inc. (a)	3,000	166,800

		1,070,357

Transportation Infrastructure—0.7%
Macquarie Infrastructure Co. LLC	6,500	165,295

Total Common Stock (cost—$16,436,292)		21,859,194

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	73

Schedules of Investments

May 31, 2011 (unaudited)

	Principal Amount (000s)	Value

Repurchase Agreement—1.4%
State Street Bank & Trust Co., dated 5/31/11, 0.01%, due 6/1/11, proceeds $324,000; collateralized by U.S. Treasury Bills, 0.032%, due 6/16/11, valued at $334,995
(cost—$324,000)	$324	$324,000

Total Investments (cost—$16,760,292)—99.2%		22,183,194

Other assets less liabilities—0.8%		174,452

Net Assets—100.0%		$22,357,646

Notes to Schedule of Investments:
(a) Non-income producing.

Allianz NFJ Global Dividend Value Fund

	Shares	Value

COMMON STOCK—95.6%
Australia—2.0%
Telstra Corp. Ltd.	227,400	$734,591

Brazil—7.7%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	11,600	713,864
Cia Energetica de Minas Gerais ADR	34,400	656,696
Tele Norte Leste Participacoes S.A. ADR	41,700	745,179
Vale S.A. ADR	20,300	654,878

		2,770,617

Canada—1.9%
Toronto-Dominion Bank/The	8,100	697,734

China—1.9%
China Mobile Ltd. ADR	14,600	668,242

France—9.5%
Sanofi	18,000	1,427,459
Societe Generale	11,000	655,950
Total S.A.	22,800	1,316,941

		3,400,350

Germany—3.7%
RWE AG	11,100	647,867
Siemens AG	5,200	697,444

		1,345,311

Hong Kong—3.7%
Cathay Pacific Airways Ltd.	280,200	671,487
First Pacific Co., Ltd.	757,900	653,626

		1,325,113

Japan—3.8%
Mitsubishi Corp.	26,400	671,135
Mizuho Financial Group, Inc.	442,900	695,093

		1,366,228

Korea (Republic of)—5.5%
POSCO	1,500	610,147
SK Telecom Co., Ltd.	9,400	1,384,068

		1,994,215

Norway—2.0%
Seadrill Ltd.	19,600	710,190

Russian Federation—2.0%
Lukoil OAO ADR	10,900	700,870

Spain—1.9%
Banco Santander S.A.	58,242	694,132

Sweden—3.9%
Electrolux AB, Ser. B	25,800	702,932
Svenska Cellulosa AB, Class B	44,100	686,769

		1,389,701

Switzerland—3.8%
Credit Suisse Group AG (b)	15,900	683,646
Zurich Financial Services AG (b)	2,600	696,553

		1,380,199

United Kingdom—10.1%
AstraZeneca PLC	13,900	725,592
BAE Systems PLC	136,200	741,629
Diageo PLC	35,600	758,774
Marks & Spencer Group PLC	110,800	729,194
Unilever PLC	21,300	691,447

		3,646,636

	Shares	Value

United States—32.2%
Altria Group, Inc.	26,000	$729,560
Annaly Capital Management, Inc., REIT	79,500	1,441,335
Axis Capital Holdings Ltd.	18,300	602,802
CenturyLink, Inc.	17,107	738,851
ConocoPhillips	8,900	651,658
Intel Corp.	33,500	754,085
International Business Machines Corp.	4,200	709,506
JPMorgan Chase & Co.	8,400	360,760
Kimberly-Clark Corp.	10,400	710,320
KLA-Tencor Corp.	16,300	702,530
Marathon Oil Corp.	12,700	687,959
Microsoft Corp.	26,600	665,266
Northrop Grumman Corp.	11,000	718,190
Pfizer, Inc.	35,000	750,750
Pitney Bowes, Inc.	27,200	649,808
Xerox Corp.	69,500	709,595

		11,582,975

Total Common Stock (cost—$32,253,977)		34,407,104

	Principal Amount (000s)
Repurchase Agreement—2.8%
State Street Bank & Trust Co., dated 5/31/11, 0.01%, due 6/1/11, proceeds $1,030,000; collateralized by U.S. Treasury Bills, 0.032%, due 6/16/11, valued at $1,054,985
(cost—$1,030,000)	$1,030	1,030,000

Total Investments (cost—$33,283,977) (a)—98.4%		35,437,104

Other assets less liabilities—1.6%		558,808

Net Assets—100.0%		$35,995,912

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $17,986,666 representing 50.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust

74	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

Schedules of Investments

May 31, 2011 (unaudited)

Allianz RCM All Alpha Fund

	Shares	Value

COMMON STOCK—82.6%
Bermuda—1.5%
Marvell Technology Group Ltd. (b)	4,596	$74,639

Canada—0.8%
AEterna Zentaris, Inc. (b)	16,454	41,793

China—19.5%
Bank of China Ltd., Class H	138,000	76,368
Beijing Enterprises Holdings Ltd.	4,000	20,378
China Coal Energy Co., Ltd., Class H	20,000	27,131
China Construction Bank Corp., Class H	88,000	83,124
China Everbright International Ltd.	99,000	42,434
China Life Insurance Co., Ltd., Class H	17,000	59,509
China National Materials Co., Ltd., Class H	30,000	28,180
China Shenhua Energy Co., Ltd., Class H	4,500	22,469
Chongqing Rural Commercial Bank, Class H (b)	35,000	24,921
CNOOC Ltd.	40,000	100,325
Comba Telecom Systems Holdings Ltd.	36,850	40,900
Digital China Holdings Ltd.	38,000	72,465
GZI Transportation Ltd.	44,000	23,265
Industrial & Commercial Bank of China, Class H	121,000	101,981
Kunlun Energy Co., Ltd	16,000	27,962
Ping An Insurance Group Co. of China Ltd., Class H	2,000	21,480
Sinofert Holdings Ltd. (b)	32,000	14,817
Sino-Ocean Land Holdings Ltd.	59,000	31,282
Sinopec Shanghai Petrochemical Co., Ltd., Class H (b)	68,000	32,193
Tingyi Cayman Islands Holding Corp.	4,000	12,304
Trina Solar Ltd. ADR (b)	1,372	31,487
Yanzhou Coal Mining Co., Ltd.	6,000	25,141
Zhongsheng Group Holdings Ltd. (b)	13,000	25,466
Zhuzhou CSR Times Electric Co., Ltd., Class H	11,000	37,797

		983,379

France—0.5%
Danone	163	11,975
LVMH Moet Hennessy Louis Vuitton S.A.	88	15,354

		27,329

Germany—1.3%
Asian Bamboo AG	207	8,963
Metro AG	254	16,973
Symrise AG	876	27,408
ThyssenKrupp AG	247	11,769

		65,113

Hong Kong—13.5%
ASM Pacific Technology Ltd.	1,500	20,269
BOC Hong Kong Holdings Ltd.	12,500	38,499
Champion, REIT	117,000	66,835
Dah Sing Financial Holdings Ltd.	3,600	20,453
Great Eagle Holdings Ltd.	11,000	38,427
Hang Seng Bank Ltd.	2,600	41,618
Hong Kong Exchange and
Clearing Ltd.	2,200	49,226
Hutchison Whampoa Ltd.	7,000	81,082

	Shares	Value

Jardine Matheson Holdings Ltd.	1,200	$62,884
Kerry Properties Ltd.	8,000	40,866
Li & Fung Ltd.	8,000	17,919
Natural Beauty Bio-Technology Ltd.	80,000	16,165
PCCW Ltd.	104,000	40,147
Sa Sa International Holdings Ltd.	32,000	19,431
Sun Hung Kai Properties Ltd.	2,000	31,169
Swire Pacific Ltd.	4,500	69,576
Wynn Macau Ltd.	6,800	23,812

		678,378

Israel—0.3%
Protalix BioTherapeutics, Inc. (b)	2,436	15,103

Netherlands—0.7%
Heineken NV	202	12,179
NXP Semiconductor NV (b)	806	22,995

		35,174

Singapore—0.6%
Avago Technologies Ltd.	918	31,019

Switzerland—0.6%
TE Connectivity, Ltd.	782	28,801

United Kingdom—4.0%
Aegis Group PLC	6,181	14,426
Anglo American PLC	245	12,267
Carnival PLC	353	14,221
HSBC Holdings PLC	6,400	67,221
Kazakhmys PLC	1,000	21,734
Mothercare PLC	1,570	11,307
Reckitt Benckiser Group PLC	359	20,334
Rio Tinto PLC	135	9,407
Tesco PLC	2,389	16,512
Xstrata PLC	658	15,517

		202,946

United States—39.3%
Akamai Technologies, Inc. (b)	2,781	94,373
Amazon.com, Inc. (b)	121	23,799
Apple, Inc. (b)	203	70,609
Ardea Biosciences, Inc. (b)	2,250	56,228
Broadcom Corp., Class A (b)	624	22,452
Brocade Communications Systems, Inc. (b)	14,419	96,175
Dendreon Corp. (b)	2,410	102,160
Endo Pharmaceuticals Holdings, Inc. (b)	803	33,429
Endologix, Inc. (b)	1,366	11,707
Finisar Corp. (b)	958	23,011
Forest Laboratories, Inc. (b)	935	33,679
Gen-Probe, Inc. (b)	553	45,230
Google, Inc., Class A (b)	113	59,779
Henry Schein, Inc. (b)	432	30,918
Hospira, Inc. (b)	539	29,801
Human Genome Sciences, Inc. (b)	3,394	92,894
Immunogen, Inc. (b)	1,774	21,572
International Rectifier Corp. (b)	885	25,470
Ironwood Pharmaceuticals, Inc. (b)	2,654	40,128
KV Pharmaceutical Co., Class A (b)	12,565	40,082
LogMeIn, Inc. (b)	723	31,465
MAP Pharmaceuticals, Inc. (b)	1,010	17,160
Masimo Corp.	416	12,779
Maxim Integrated Products, Inc.	1,118	30,466
Medivation, Inc. (b)	1,499	36,141
Microsemi Corp. (b)	1,501	33,097
Monolithic Power Systems, Inc. (b)	1,270	21,971
NetApp, Inc. (b)	1,161	63,588

	Shares	Value

NetFlix, Inc. (b)	348	$94,238
NuVasive, Inc. (b)	1,282	43,319
ON Semiconductor Corp. (b)	5,757	64,594
Owens & Minor, Inc.	894	30,932
Pharmacyclics, Inc. (b)	2,477	17,488
Pharmasset, Inc. (b)	585	59,787
QUALCOMM, Inc.	357	20,917
Riverbed Technology, Inc. (b)	754	28,592
Salesforce.com, Inc. (b)	484	73,694
Sangamo Biosciences, Inc. (b)	2,300	16,330
Seattle Genetics, Inc. (b)	914	17,704
Sirona Dental Systems, Inc. (b)	800	43,248
Spectrum Pharmaceuticals, Inc. (b)	4,157	39,575
SuccessFactors, Inc. (b)	1,582	55,481
United Therapeutics Corp. (b)	228	14,722
Veeco Instruments, Inc. (b)	570	32,826
Watson Pharmaceuticals, Inc. (b)	688	44,273
XenoPort, Inc. (b)	10,358	80,274

		1,978,157

Total Common Stock (cost—$4,127,018)		4,161,831

PREFERRED STOCK—0.5%
Germany—0.5%
Porsche Automobil Holding SE (cost—$23,354)	360	25,113

Total Investments, before securities sold short (cost—$4,150,372)—83.1%		4,186,944

SECURITIES SOLD SHORT—(48.6)%
Belgium—(0.2)%
Anheuser-Busch InBev NV	191	(11,549)

Finland—(0.4)%
Nokia Oyj ADR	3,099	(21,755)

France—(0.7)%
Air Liquide S.A.	99	(13,797)
Societe Television Francaise 1	1,270	(22,831)

		(36,628)

Germany—(2.1)%
Beiersdorf AG	175	(11,605)
Daimler AG	146	(10,355)
HeidelbergCement AG	269	(18,770)
Leoni AG	249	(14,026)
SAP AG ADR	800	(49,736)

		(104,492)

India—(0.4)%
Infosys Technologies Ltd. ADR	320	(19,760)

Israel—(1.7)%
Check Point Software Technologies Ltd. (b)	818	(44,925)
Teva Pharmaceutical Industries Ltd. ADR	790	(40,211)

		(85,136)

Italy—(0.5)%
Fiat SpA	2,324	(24,790)

Netherlands—(0.6)%
ASML Holding NV	511	(19,934)
Koninklijke Ahold NV	679	(9,699)

		(29,633)

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	75

Schedules of Investments

May 31, 2011 (unaudited)

	Shares	Value

Switzerland—(1.8)%
Holcim Ltd. (b)	376	$(30,044)
STMicroelectronics NV	2,254	(25,177)
Syngenta AG (b)	93	(32,146)

		(87,367)

United Kingdom—(2.5)%
Amdocs Ltd. (b)	1,057	(32,175)
ARM Holdings PLC ADR	903	(25,781)
ITV PLC (b)	13,681	(16,030)
Marks & Spencer Group PLC	3,847	(25,318)
Next PLC	309	(11,571)
Unilever PLC	513	(16,653)

		(127,528)

United States—(37.7)%
Acme Packet, Inc. (b)	271	(20,512)
Agilent Technologies, Inc. (b)	587	(29,274)
Allos Therapeutics, Inc. (b)	6,449	(14,188)
Allscripts Healthcare Solutions, Inc. (b)	841	(16,913)
Altera Corp.	780	(37,510)
Amgen, Inc. (b)	1,012	(61,266)
Amphenol Corp., Class A	588	(31,787)
Ansys, Inc. (b)	586	(33,619)
Applied Materials, Inc.	3,152	(43,435)
Ariba, Inc. (b)	763	(25,591)
athenahealth, Inc. (b)	779	(34,876)
Autodesk, Inc. (b)	702	(30,172)
Auxilium Pharmaceuticals, Inc. (b)	2,201	(49,280)
Becton Dickinson & Co.	308	(26,965)
Celgene Corp. (b)	817	(49,763)
Corning, Inc.	1,535	(30,930)
Covance, Inc. (b)	770	(45,322)
Coventry Health Care, Inc. (b)	935	(32,893)
Cypress Semiconductor Corp. (b)	945	(22,132)
DealerTrack Holdings, Inc. (b)	1,011	(23,425)
Delcath Systems, Inc. (b)	1,981	(11,985)
Eli Lilly & Co.	1,262	(48,562)
Express Scripts, Inc. (b)	523	(31,097)
Fiserv, Inc. (b)	509	(32,841)
Gartner, Inc. (b)	662	(25,838)
Health Care Select Sector SPDR	4,572	(165,141)
HeartWare International, Inc. (b)	614	(44,730)
Integrated Device Technology, Inc. (b)	2,932	(24,599)
International Business Machines Corp.	297	(50,172)
Intuit, Inc. (b)	375	(20,239)
Jabil Circuit, Inc.	1,234	(26,630)
KLA-Tencor Corp.	566	(24,395)
Laboratory Corp. of America Holdings (b)	261	(26,317)
Medco Health Solutions, Inc. (b)	666	(39,753)
Medtronic, Inc.	737	(29,996)
Micrel, Inc.	2,565	(30,190)
Micron Technology, Inc. (b)	3,052	(31,130)
Motorola Mobility Holdings, Inc. (b)	1,077	(27,076)
National Instruments Corp.	822	(24,002)
Oracle Corp.	1,264	(43,254)
Pacific Biosciences of California, Inc. (b)	2,903	(34,749)
Parexel International Corp. (b)	1,235	(30,923)
Patterson Cos., Inc.	935	(32,337)
Paychex, Inc.	1,014	(32,752)
Shutterfly, Inc. (b)	768	(46,556)
Solera Holdings, Inc.	547	(32,322)
Stericycle, Inc. (b)	391	(34,834)
Synchronoss Technologies, Inc. (b)	764	(24,524)
Texas Instruments, Inc.	1,170	(41,301)

	Shares	Value

Thermo Fisher Scientific, Inc. (b)	737	$(48,237)
Varian Medical Systems, Inc. (b)	1,016	(68,621)
Viropharma, Inc. (b)	1,117	(21,614)
Wright Medical Group, Inc. (b)	2,011	(31,271)

		(1,897,841)

Total Securities Sold Short (proceeds received—$2,448,771)		(2,446,479)

Total Investments, net of securities sold short (cost—$1,701,601) (a)—34.5%		1,740,465

Other assets less other liabilities—65.5%		3,298,912

Net Assets—100.0%		$5,039,377

Notes to Schedule of Investments:
(a) Securities (including securities sold short) with an aggregate value of $1,675,847, representing 33.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust
SPDR—Standard & Poor’s Depositary Receipts

Allianz RCM All Horizons Fund

	Shares	Value

COMMON STOCK —88.4%
Australia—19.2%
Australia & New Zealand Banking Group Ltd.	3,122	$73,931
Bionomics Ltd. (b)	119,313	89,131
Fortescue Metals Group Ltd.	10,296	71,985
Mesoblast Ltd. (b)	8,979	77,510
Starpharma Holdings Ltd. (b)	44,385	74,944
Telstra Corp. Ltd.	32,538	105,110

		492,611

Bermuda—2.5%
Marvell Technology Group Ltd. (b)	3,999	64,944

Canada—1.9%
Suncor Energy, Inc.	1,180	49,266

Denmark—2.0%
Pandora A/S	1,471	49,978

Finland—3.1%
Fortum Oyj	2,395	80,134

France—3.2%
Legrand S.A.	1,906	80,724

Germany—3.8%
Adidas AG	1,281	96,732

Japan—2.5%
Honda Motor Co., Ltd.	1,700	64,738

Netherlands—3.6%
Akzo Nobel NV	1,274	92,291

United Kingdom—4.6%
BHP Billiton PLC	1,268	50,285
Shire PLC	2,108	66,771

		117,056

United States—42.0%
Abbott Laboratories	1,622	84,750
Alpha Natural Resources, Inc. (b)	928	50,845
Citigroup, Inc.	1,390	57,198
Estee Lauder Cos., Inc., Class A	652	66,837
Flowserve Corp.	422	51,159
Freeport-McMoRan
Copper & Gold, Inc.	1,038	53,602
Google, Inc., Class A (b)	133	70,360
Health Net, Inc. (b)	2,328	74,706
Intel Corp.	2,316	52,133
Marathon Oil Corp.	991	53,682
National-Oilwell Varco, Inc.	672	48,774
Pfizer, Inc.	3,369	72,265
Roper Industries, Inc.	1,005	83,887
Southwestern Energy Co. (b)	1,287	56,332
U.S. Bancorp	3,730	95,488
Wells Fargo & Co.	3,734	105,934

		1,077,952

Total Common Stock (cost—$2,029,979)		2,266,426

	Principal Amount (000s)
Repurchase Agreement—11.3%
State Street Bank & Trust Co., dated 5/31/11, 0.01%, due 6/1/11, proceeds $290,000; collateralized by U.S. Treasury Bills, 0.032%, due 6/16/11, valued at $299,996
(cost—$290,000)	$290	290,000

76	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

Schedules of Investments

May 31, 2011 (unaudited)

Value

Total Investments (cost—$2,319,979) (a)—99.7%	$2,556,426

Other assets less liabilities—0.3%	8,770

Net Assets—100.0%	$2,565,196

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $944,152, representing 36.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Allianz RCM China Equity Fund

	Shares	Value

COMMON STOCK—95.5%
China—82.3%
Anhui Conch Cement Co., Ltd., Class H	4,000	$17,815
Bank of China Ltd., Class H	563,500	311,836
BBMG Corp., Class H	58,500	87,752
Beijing Enterprises Holdings Ltd.	23,500	119,718
China Coal Energy Co., Ltd., Class H	95,000	128,873
China Construction Bank Corp., Class H	405,800	383,316
China Everbright International Ltd.	297,000	127,300
China Life Insurance Co., Ltd., Class H	84,500	295,793
China Minsheng Banking Corp., Ltd., Class H	50,500	47,896
China Mobile Ltd.	21,000	192,357
China National Materials Co., Ltd., Class H	87,000	81,722
China Oilfield Services Ltd., Class H	56,000	111,138
China Shenhua Energy Co., Ltd., Class H	28,500	142,302
China Telecom Corp. Ltd., Class H	194,000	116,296
Chongqing Rural Commercial Bank, Class H (b)	112,000	79,746
CNOOC Ltd.	167,000	418,857
Comba Telecom Systems Holdings Ltd.	171,600	190,459
CSR Corp. Ltd., Class H	56,000	56,351
Digital China Holdings Ltd.	131,000	249,814
GZI Transportation Ltd.	222,000	117,384
Industrial & Commercial Bank of China, Class H	575,335	484,903
Kunlun Energy Co., Ltd	70,000	122,333
Ping An Insurance Group Co. of China Ltd., Class H	16,000	171,843
Poly Hong Kong Investments Ltd.	145,000	102,445
Pou Sheng International Holdings Ltd. (b)	328,000	59,069
Qingling Motors Co., Ltd.	276,000	87,412
Sinofert Holdings Ltd. (b)	90,000	41,674
Sino-Ocean Land Holdings Ltd.	145,000	76,880
Sinopec Shanghai Petrochemical Co., Ltd., Class H (b)	212,000	100,367
Tingyi Cayman Islands Holding Corp.	42,000	129,192
Yantai Changyu Pioneer Wine Co., Ltd.	15,116	176,867
Zhongsheng Group Holdings Ltd. (b)	75,000	146,922
Zhuzhou CSR Times Electric Co., Ltd., Class H	34,700	119,231
ZTE Corp., Class H	22,560	80,133

		5,175,996

Hong Kong—13.2%
Daphne International Holdings Ltd.	68,000	65,309
Hong Kong Exchange and Clearing Ltd.	4,800	107,402
Kerry Properties Ltd.	27,000	137,924
Natural Beauty Bio-Technology Ltd.	550,000	111,130
Pico Far East Holdings Ltd.	528,000	103,955
Sa Sa International Holdings Ltd.	132,000	80,152

	Shares	Value

Varitronix International Ltd.	238,000	$151,953
Wynn Macau Ltd.	19,600	68,635

		826,460

Total Common Stock (cost—$5,591,693)		6,002,456

	Principal Amount (000s)
Repurchase Agreement—3.7%
State Street Bank & Trust Co., dated 5/31/11, 0.01%, due 6/1/11, proceeds $231,000; collateralized by U.S. Treasury Bills, 0.032%, due 6/16/11, valued at $239,997
(cost—$231,000)	$231	231,000

Total Investments (cost—$5,822,693) (a)—99.2%		6,233,456

Other assets less liabilities—0.8%		53,010

Net Assets—100.0%		$6,286,466

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $5,825,589, representing 92.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	77

Schedules of Investments

May 31, 2011 (unaudited)

Allianz RCM Disciplined Equity Fund

	Shares	Value
COMMON STOCK—98.5%
Aerospace & Defense—4.5%
Boeing Co.	28,230	$2,202,787

Beverages—3.1%
PepsiCo, Inc.	21,380	1,520,546

Biotechnology—2.7%
Amgen, Inc. (a)	22,300	1,350,042

Capital Markets—4.4%
Morgan Stanley	21,600	521,856
Northern Trust Corp.	19,420	947,502
SEI Investments Co.	29,400	695,016

		2,164,374

Chemicals—1.8%
Air Products & Chemicals, Inc.	9,180	872,926

Communications Equipment—4.0%
Brocade Communications Systems, Inc. (a)	40,300	268,801
Cisco Systems, Inc. (a)	37,600	631,680
QUALCOMM, Inc.	18,700	1,095,633

		1,996,114

Computers & Peripherals—3.6%
Apple, Inc. (a)	2,280	793,052
EMC Corp. (a)	34,200	973,674

		1,766,726

Diversified Financial Services—1.8%
JPMorgan Chase & Co.	20,100	869,124

Diversified Telecommunication Services—4.8%
AT&T, Inc.	45,800	1,445,448
Verizon Communications, Inc.	25,100	926,943

		2,372,391

Electronic Equipment, Instruments & Components—4.3%
Corning, Inc.	58,600	1,180,790
FLIR Systems, Inc.	26,140	944,961

		2,125,751

Energy Equipment & Services—6.7%
Cameron International Corp. (a)	18,310	872,655
National-Oilwell Varco, Inc.	12,230	887,653
Schlumberger Ltd.	17,900	1,534,388

		3,294,696

Financial Services—4.4%
PNC Financial Services Group, Inc.	10,560	659,155
U.S. Bancorp	21,010	537,856
Wells Fargo & Co.	34,800	987,276

		2,184,287

Food & Staples Retailing—2.4%
Wal-Mart Stores, Inc.	21,470	1,185,573

Food Products—2.7%
Archer-Daniels-Midland Co.	41,050	1,330,430

Health Care Equipment & Supplies—3.5%
Medtronic, Inc.	26,790	1,090,353
Varian Medical Systems, Inc. (a)	9,500	641,630

		1,731,983

Hotels, Restaurants & Leisure—1.3%
McDonald’s Corp.	8,100	660,474

Household Products—2.4%
Procter & Gamble Co.	17,520	1,173,840

	Shares	Value
Industrial Conglomerates—4.3%
General Electric Co.	109,200	$2,144,688

Insurance—3.0%
Chubb Corp.	7,930	520,129
MetLife, Inc.	22,200	979,020

		1,499,149

Internet Software & Services—1.9%
eBay, Inc. (a)	30,900	963,153

Machinery—0.7%
Caterpillar, Inc.	3,210	339,618

Metals & Mining—2.4%
Freeport-McMoRan Copper & Gold, Inc.	22,540	1,163,966

Oil, Gas & Consumable Fuels—9.1%
Chevron Corp.	13,770	1,444,610
Exxon Mobil Corp.	26,310	2,196,096
Williams Cos., Inc.	27,700	869,503

		4,510,209

Pharmaceuticals—6.9%
Abbott Laboratories	22,990	1,201,228
Johnson & Johnson	15,180	1,021,462
Pfizer, Inc.	54,500	1,169,025

		3,391,715

Semiconductors & Semiconductor Equipment—3.9%
Intel Corp.	58,320	1,312,783
Texas Instruments, Inc.	18,040	636,812

		1,949,595

Software—7.9%
Activision Blizzard, Inc.	43,690	523,843
Adobe Systems, Inc. (a)	35,700	1,236,291
Autodesk, Inc. (a)	18,770	806,735
Electronic Arts, Inc. (a)	25,460	621,479
Intuit, Inc. (a)	6,670	359,980
Nuance Communications, Inc. (a)	17,500	384,300

		3,932,628

Total Common Stock (cost—$43,148,954)		48,696,785

	Principal Amount (000s)
Repurchase Agreement—1.2%
State Street Bank & Trust Co., dated 5/31/11, 0.01%, due 6/1/11, proceeds $592,000; collateralized by U.S. Treasury Bills, 0.032%, due 6/16/11, valued at $604,992
(cost—$592,000)	$592	592,000

Total Investments (cost—$43,740,954)—99.7%		49,288,785

Other assets less liabilities—0.3%		174,636

Net Assets—100.0%		$49,463,421

Notes to Schedule of Investments:
(a) Non-income producing.

Allianz RCM Global EcoTrendsSM Fund

	Shares	Value
COMMON STOCK—99.3%
Australia—2.2%
Sims Metal Management Ltd.	67,876	$1,240,925

Austria—4.5%
Andritz AG	24,098	2,543,057

Belgium—1.2%
Hansen Transmissions International NV (d)	971,485	691,175

Canada—0.4%
Stantec, Inc. (d)	8,337	254,882

China—3.0%
China Everbright International Ltd.	1,263,000	541,349
Suntech Power Holdings Co., Ltd. ADR (d)	54,842	445,317
Trina Solar Ltd. ADR (d)	16,481	378,239
Yingli Green Energy Holding Co., Ltd. ADR (d)	36,374	333,913

		1,698,818

Denmark—5.1%
Novozymes A/S, Class B	12,189	2,049,421
Vestas Wind Systems A/S (d)	28,734	869,285

		2,918,706

Finland—1.9%
Outotec Oyj	18,662	1,089,318

France—3.4%
Bureau Veritas S.A.	12,538	1,054,017
EDF Energies Nouvelles S.A.	11,170	648,592
Suez Environnement Co.	11,297	237,452

		1,940,061

Germany—10.0%
Aixtron AG	45,658	1,821,894
Rational AG	5,120	1,330,438
Siemens AG	8,898	1,193,434
SMA Solar Technology AG	2,801	306,613
Wacker Chemie AG	4,730	1,058,820

		5,711,199

Hong Kong—6.5%
China Datang Corp. Renewable Power Co., Ltd. (d)	1,499,375	443,731
China Water Affairs Group Ltd.	862,000	320,414
Fook Woo Group Holdings Ltd. (d)	944,000	290,384
GCL Poly Energy Holdings Ltd.	2,784,000	1,501,636
Kunlun Energy Co., Ltd	130,000	227,189
Nine Dragons Paper Holdings Ltd.	963,000	916,526

		3,699,880

Ireland—2.4%
Kingspan Group PLC	131,361	1,380,003

Japan—3.7%
Horiba Ltd.	35,400	1,082,201
Kurita Water Industries Ltd.	35,800	1,031,321

		2,113,522

Netherlands—0.6%
Arcadis NV	15,244	358,859

Philippines—1.9%
Energy Development Corp.	6,796,893	1,069,340

Russian Federation—2.0%
Gazprom OAO ADR (d)	77,554	1,143,921

78	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

Schedules of Investments

May 31, 2011 (unaudited)

	Shares	Value

Spain—4.7%
EDP Renovaveis S.A. (d)	82,027	$561,305
Gamesa Corp. Tecnologica S.A. (d)	125,699	1,192,312
Iberdrola Renovables S.A.	206,551	915,225

		2,668,842

Switzerland—1.1%
ABB Ltd. (d)	23,860	641,524

Taiwan—4.4%
Epistar Corp.	148,000	492,056
Epistar Corp. GDR (a)(b)	113,000	1,873,540
Tong Hsing Electronic Industries Ltd.	30,000	130,766

		2,496,362

United Kingdom—5.6%
Aveva Group PLC	19,249	528,892
RPS Group PLC	290,579	1,183,056
Spectris PLC	56,570	1,467,873

		3,179,821

United States—34.7%
Coherent, Inc. (d)	2,236	125,440
Covanta Holding Corp.	35,157	596,614
Cree, Inc. (d)	26,719	1,172,697
Danaher Corp.	28,143	1,534,638
Donaldson Co., Inc.	16,451	982,289
Eaton Corp.	17,624	910,632
EnerNOC, Inc. (d)	13,099	236,437
First Solar, Inc. (d)	5,324	661,507
Itron, Inc. (d)	15,539	796,374
ITT Corp.	16,301	939,264
Nalco Holding Co.	60,270	1,720,106
Ormat Technologies, Inc.	8,435	185,654
Pall Corp.	26,528	1,488,221
Polypore International, Inc. (d)	5,788	379,403
Range Resources Corp.	33,038	1,847,485
Rubicon Technology, Inc. (d)	6,259	143,581
Southwestern Energy Co. (d)	32,548	1,424,626
Stericycle, Inc. (d)	22,694	2,021,808
Tetra Tech, Inc. (d)	25,424	618,566
Thermo Fisher Scientific, Inc. (d)	7,856	514,175
Veeco Instruments, Inc. (d)	25,618	1,475,341

		19,774,858

Total Common Stock (cost—$54,324,405)		56,615,073

	Principal Amount (000s)
Repurchase Agreement—0.9%
State Street Bank & Trust Co., dated 5/31/11, 0.01%, due 6/1/11, proceeds $514,000; collateralized by U.S. Treasury Bills, 0.113%, due 11/10/11, valued at $524,738
(cost—$514,000)	$514	514,000

Total Investments (cost—$54,838,405) (c)—100.2%		57,129,073

Liabilities in excess of other assets—(0.2)%		(137,854)

Net Assets—100.0%		$56,991,219

Notes to Schedule of Investments:
(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Fair-Valued—Security with a value of $1,873,540, representing 3.3% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Securities with an aggregate value of $28,240,944, representing 49.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Non-income producing.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt

Allianz RCM Global Water Fund

	Shares	Value

COMMON STOCK—95.2%
Austria—5.6%
Andritz AG	40,381	$4,261,399

Brazil—2.5%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	30,854	1,898,755

Canada—1.8%
Stantec, Inc. (c)	44,844	1,370,985

China—0.4%
China Everbright International Ltd.	619,000	265,316
Duoyuan Global Water, Inc. ADR (a)(c)	14,000	54,320

		319,636

Finland—2.0%
Kemira Oyj	84,187	1,507,438

France—5.6%
Suez Environnement Co.	99,105	2,083,090
Veolia Environnement S.A.	69,776	2,123,695

		4,206,785

Hong Kong—0.5%
China Water Affairs Group Ltd.	962,000	357,585

Japan—1.4%
Kurita Water Industries Ltd.	37,300	1,074,533

Netherlands—2.7%
Arcadis NV	56,125	1,321,238
Wavin NV (c)	43,215	714,958

		2,036,196

Sweden—5.4%
Alfa Laval AB	183,986	4,053,171

Switzerland—8.6%
Geberit AG (c)	26,845	6,488,366

United Kingdom—17.6%
Halma PLC	330,847	2,150,293
Hyder Consulting PLC	56,256	337,312
Northumbrian Water Group PLC	410,624	2,449,952
Pennon Group PLC	174,538	1,941,237
Rotork PLC	25,580	727,124
RPS Group PLC	404,239	1,645,808
Severn Trent PLC	87,130	2,173,808
United Utilities Group PLC	182,023	1,865,236

		13,290,770

United States—41.1%
American Water Works Co., Inc.	98,044	2,942,301
Aqua America, Inc.	98,081	2,233,305
Danaher Corp.	86,906	4,738,984
Flowserve Corp.	7,211	874,190
Franklin Electric Co., Inc.	25,404	1,130,478
IDEX Corp.	80,904	3,668,187
ITT Corp.	70,705	4,074,022
Lindsay Corp.	17,299	1,160,417
Nalco Holding Co.	164,019	4,681,102
Pentair, Inc.	50,000	2,024,000
Roper Industries, Inc.	12,664	1,057,064
Waters Corp. (c)	7,381	727,471
Watts Water Technologies, Inc., Class A	51,371	1,797,471

		31,108,992

Total Common Stock (cost—$61,689,836)		71,974,611

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	79

Schedules of Investments

May 31, 2011 (unaudited)

	Shares	Value

PREFERRED STOCK—0.6%
Germany—0.6%
KSB AG (cost—$375,772)	500	$422,796

	Principal Amount (000s)
Repurchase Agreement—3.4%
State Street Bank & Trust Co., dated 5/31/11, 0.01%, due 6/1/11, proceeds $2,604,001; collateralized by U.S. Treasury Bills, 0.032%, due 6/16/11, valued at $2,659,963
(cost—$2,604,000)	$2,604	2,604,000

Total Investments (cost—$64,669,608) (b)—99.2%		75,001,407

Other assets less liabilities—0.8%		618,966

Net Assets—100.0%		$75,620,373

Notes to Schedule of Investments:
(a) Fair-Valued—Security with a value of $54,320, representing 0.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Securities with an aggregate value of $33,531,283, representing 44.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:
ADR—American Depositary Receipt

Allianz RCM International Opportunities Fund

	Shares	Value

COMMON STOCK—94.7%
Australia—2.2%
Australia & New Zealand Banking Group Ltd.	21,744	$514,911

Belgium—1.6%
Anheuser-Busch InBev NV	6,086	367,995

Brazil—3.3%
Itau Unibanco Holding S.A. ADR	11,998	273,914
Localiza Rent A Car S.A.	10,900	181,695
MRV Engenharia e Participacoes S.A.	22,400	206,573
Petroleo Brasileiro S.A. ADR	2,984	103,336

		765,518

China—1.8%
CNOOC Ltd.	122,000	305,992
Dongfeng Motor Group Co., Ltd.	72,000	127,412

		433,404

Denmark—1.6%
Novo Nordisk A/S, Class B	2,985	375,259

France—8.5%
BNP Paribas	7,385	578,653
Eutelsat Communications S.A.	6,175	274,432
Legrand S.A.	5,533	234,337
LVMH Moet Hennessy Louis Vuitton S.A.	2,148	374,774
Technip S.A.	2,247	242,519
Vinci S.A.	4,288	277,679

		1,982,394

Germany—11.9%
Adidas AG	4,363	329,461
BASF SE	6,010	557,347
Bayer AG	3,894	320,029
Daimler AG	4,622	327,806
Fresenius SE & Co. KGaA	3,033	318,838
Muenchener Rueckversicherungs AG	1,065	163,692
SAP AG	5,308	330,238
Siemens AG	3,292	441,536

		2,788,947

Hong Kong—2.6%
AIA Group Ltd. (b)	97,375	344,042
BOC Hong Kong Holdings Ltd.	88,000	271,034

		615,076

Ireland—1.3%
WPP PLC	23,607	294,470

Israel—1.3%
Check Point Software Technologies Ltd. (b)	5,543	304,422

Japan—16.5%
Canon, Inc.	8,800	422,605
Hitachi Construction Machinery Co., Ltd.	10,700	226,532
Honda Motor Co., Ltd.	12,600	479,820
Ibiden Co., Ltd.	7,300	237,262
Inpex Corp.	31	225,267
Kubota Corp.	33,000	298,399
Mitsui & Co., Ltd.	23,200	396,839
Murata Manufacturing Co., Ltd.	3,800	239,292
Nidec Corp.	2,500	224,767
SMC Corp.	2,600	418,344
Sony Corp.	15,200	406,896
Sumitomo Mitsui Financial Group, Inc.	10,400	300,597

		3,876,620

	Shares	Value

Korea (Republic of)—1.2%
Samsung Electronics Co., Ltd. GDR	690	$286,488

Netherlands—4.5%
Akzo Nobel NV	3,745	271,294
Koninklijke DSM NV	7,257	487,330
Unilever NV Dutch Certificate	9,007	294,297

		1,052,921

Portugal—1.1%
Galp Energia SGPS S.A., Class B	12,018	255,202

Spain—3.1%
Banco Santander S.A.	35,383	421,697
Telefonica S.A.	12,797	311,199

		732,896

Sweden—4.2%
Atlas Copco AB, Class A	21,990	580,003
Skandinaviska Enskilda Banken AB, Class A	45,566	409,254

		989,257

Switzerland—5.3%
Nestle S.A.	11,931	767,063
Novartis AG	7,394	477,067

		1,244,130

Taiwan—1.3%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	21,417	292,556

United Kingdom—21.4%
BG Group PLC	14,621	339,487
BHP Billiton PLC	14,081	558,408
Centrica PLC	51,942	272,343
Compass Group PLC	30,244	294,674
HSBC Holdings PLC	55,389	578,916
Inmarsat PLC	21,987	218,501
Prudential PLC	23,395	284,645
Royal Dutch Shell PLC, Class A	12,241	442,614
Shire PLC	8,765	277,633
Spectris PLC	7,315	189,809
Standard Chartered PLC	19,195	515,356
Vodafone Group PLC	203,413	565,608
Xstrata PLC	20,150	475,185

		5,013,179

Total Common Stock (cost—$19,216,278)		22,185,645

PREFERRED STOCK—1.3%
Germany—1.3%
Henkel AG & Co. KGaA (cost—$238,163)	4,447	315,154

	Principal Amount (000s)
Repurchase Agreement—3.3%
State Street Bank & Trust Co., dated 5/31/11, 0.01%, due 6/1/11, proceeds $763,000; collateralized by U.S. Treasury Bills, 0.032%, due 6/16/11, valued at $779,989
(cost—$763,000)	$763	763,000

Total Investments (cost—$20,217,441) (a)—99.3%		23,263,799

80	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

Schedules of Investments

May 31, 2011 (unaudited)

Value

Other assets less liabilities—0.7%	$170,109

Net Assets—100.0%	$23,433,908

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $20,851,815, representing 89.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt

RCM Redwood Fund

	Shares	Value

COMMON STOCK (a)—105.6%
Aerospace & Defense—3.9%
BE Aerospace, Inc. (b)	2,700	$101,034
Boeing Co.	1,600	124,848

		225,882

Air Freight & Logistics—2.6%
FedEx Corp.	1,600	149,824

Airlines—1.0%
United Continental Holdings, Inc. (b)	2,400	57,960

Auto Components—2.0%
Lear Corp.	2,300	116,886

Automobiles—1.7%
Tesla Motors, Inc. (b)	3,200	96,448

Biotechnology—1.0%
Dendreon Corp. (b)	1,400	59,346

Capital Markets—1.7%
Goldman Sachs Group, Inc.	700	98,511

Chemicals—2.9%
Monsanto Co.	600	42,624
Potash Corp. of Saskatchewan, Inc.	2,200	124,520

		167,144

Communications Equipment—2.4%
ADTRAN, Inc.	1,800	77,148
Finisar Corp. (b)	2,500	60,050

		137,198

Computers & Peripherals—9.3%
Apple, Inc. (b)	500	173,915
Dell, Inc. (b)	6,400	102,912
Hewlett-Packard Co.	3,500	130,830
NetApp, Inc. (b)	2,300	125,971

		533,628

Construction & Engineering—1.8%
Quanta Services, Inc. (b)	5,300	104,675

Consumer Finance—2.5%
Discover Financial Services	6,000	143,040

Diversified Financial Services—1.8%
JPMorgan Chase & Co.	2,400	103,776

Electronic Equipment, Instruments & Components—1.3%
Corning, Inc.	3,800	76,570

Financial Services—6.7%
Fifth Third Bancorp	8,700	113,622
Visa, Inc., Class A	2,100	170,226
Wells Fargo & Co.	3,600	102,132

		385,980

Health Care Providers & Services—4.5%
Aetna, Inc.	3,900	170,352
Centene Corp. (b)	2,600	90,480

		260,832

Hotels, Restaurants & Leisure—3.6%
Carnival Corp., UNIT	2,600	100,906
Las Vegas Sands Corp. (b)	2,500	103,850

		204,756

Insurance—1.9%
Aflac, Inc.	2,300	109,917

	Shares	Value

Internet Software & Services—2.4%
Akamai Technologies, Inc. (b)	2,100	$71,264
Yahoo!, Inc. (b)	4,200	69,510

		140,774

Leisure Equipment & Products—1.9%
Hasbro, Inc.	2,400	109,776

Machinery—6.7%
Deere & Co.	700	60,256
Joy Global, Inc.	2,200	197,230
Paccar, Inc.	2,600	130,000

		387,486

Media—2.4%
CBS Corp., Class B	5,000	139,750

Metals & Mining—7.4%
Allegheny Technologies, Inc.	1,400	93,800
Cliffs Natural Resources, Inc.	700	63,490
Steel Dynamics, Inc.	5,500	94,050
U.S. Steel Corp.	2,100	96,831
Vale S.A. ADR	2,400	77,424

		425,595

Oil, Gas & Consumable Fuels—7.4%
Arch Coal, Inc.	5,200	155,428
Consol Energy, Inc.	3,400	174,318
Peabody Energy Corp.	1,600	98,176

		427,922

Paper & Forest Products—2.5%
International Paper Co.	4,500	140,490

Pharmaceuticals—3.5%
Abbott Laboratories	1,800	94,050
Pfizer, Inc.	5,100	109,395

		203,445

Road & Rail—4.8%
Avis Budget Group, Inc. (b)	8,200	144,238
Hertz Global Holdings, Inc. (b)	8,100	130,815

		275,053

Semiconductors & Semiconductor Equipment—7.0%
Broadcom Corp., Class A (b)	2,400	86,352
First Solar, Inc. (b)	700	86,975
Marvell Technology Group Ltd. (b)	6,300	102,312
MEMC Electronic Materials, Inc. (b)	6,800	71,536
Skyworks Solutions, Inc. (b)	2,200	56,034

		403,209

Software—2.2%
Adobe Systems, Inc. (b)	3,600	124,668

Specialty Retail—2.2%
Guess?, Inc.	2,700	123,444

Wireless Telecommunication Services—2.6%
Sprint Nextel Corp., Ser. 1 (b)	25,200	147,420

Total Common Stock (cost—$5,962,019)		6,081,405

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	81

Schedules of Investments

May 31, 2011 (unaudited)

	Principal Amount (000s)	Value

Repurchase Agreement—17.7%
State Street Bank & Trust Co., dated 5/31/11, 0.01%, due 6/1/11, proceeds $1,018,000; collateralized by U.S. Treasury Bills, 0.032%, due 6/16/11, valued at $1,039,985
(cost—$1,018,000)	$1,018	$1,018,000

Total Investments, before options written (cost—$6,980,019)—123.3%		7,099,405

	Contracts
OPTIONS WRITTEN (b)—(23.4)%
Call Options—(23.0)%
Abbott Laboratories (CBOE), strike price $45, expires 1/21/12	18	(13,680)
Adobe Systems, Inc. (CBOE), strike price $30, expires 10/22/11	36	(20,160)
ADTRAN, Inc. (CBOE), strike price $35, expires 8/20/11	18	(14,850)
Aetna, Inc. (CBOE), strike price $30, expires 1/21/12	39	(54,308)
Aflac, Inc. (CBOE), strike price $45, expires 1/21/12	23	(13,570)
Akamai Technologies, Inc. (CBOE),
strike price $32.50, expires 1/21/12	21	(10,290)
Allegheny Technologies, Inc. (CBOE),
strike price $40, expires 1/21/12	14	(38,430)
Apple, Inc. (CBOE), strike price $260, expires 1/21/12	1	(9,261)
strike price $300, expires 1/21/12	4	(24,740)
Arch Coal, Inc. (CBOE), strike price $20, expires 1/21/12	38	(39,140)
strike price $25, expires 1/21/12	14	(8,960)
Avis Budget Group, Inc. (CBOE), strike price $12.50, expires 1/21/12	82	(46,822)
BE Aerospace, Inc. (CBOE), strike price $30, expires 7/16/11	27	(20,385)
Boeing Co. (CBOE), strike price $65, expires 8/20/11	5	(6,638)
strike price $60, expires 1/21/12	11	(20,735)
Broadcom Corp. (CBOE), strike price $35, expires 11/19/11	24	(9,360)
Carnival Corp. (CBOE), strike price $35, expires 1/21/12	26	(15,340)
CBS Corp. (CBOE), strike price $22.50, expires 1/21/12	50	(31,750)
Centene Corp. (CBOE), strike price $25, expires 9/17/11	26	(26,650)

	Contracts	Value

Cliffs Natural Resources, Inc. (CBOE),
strike price $65, expires 10/22/11	7	$(18,830)
Consol Energy, Inc. (CBOE), strike price $40, expires 1/21/12	34	(43,690)
Corning, Inc. (CBOE), strike price $19, expires 8/20/11	38	(6,422)
Deere & Co. (CBOE), strike price $60, expires 1/21/12	7	(19,180)
Dell, Inc. (CBOE), strike price $12.50, expires 1/21/12	64	(25,280)
Dendreon Corp. (CBOE), strike price $25, expires 8/20/11	8	(14,000)
strike price $30, expires 8/20/11	6	(7,605)
Discover Financial Services (CBOE),
strike price $17.50, expires 1/21/12	60	(40,500)
FedEx Corp. (CBOE), strike price $70, expires 1/21/12	6	(14,760)
strike price $85, expires 1/19/13	10	(17,825)
Fifth Third Bancorp (CBOE), strike price $10, expires 1/21/12	44	(14,080)
strike price $12.50, expires 1/21/12	43	(5,891)
Finisar Corp. (CBOE), strike price $18, expires 9/17/11	25	(16,500)
First Solar, Inc. (CBOE), strike price $105, expires 12/17/11	7	(17,465)
Goldman Sachs Group, Inc. (CBOE),
strike price $135, expires 1/21/12	3	(4,170)
strike price $160, expires 1/21/12	4	(1,560)
Guess?, Inc. (CBOE), strike price $35, expires 6/18/11	27	(28,080)
Hasbro, Inc. (CBOE), strike price $42.50, expires 1/21/12	24	(12,360)
Hertz Global Holdings, Inc. (CBOE),
strike price $10, expires 1/21/12	81	(52,650)
Hewlett-Packard Co. (CBOE), strike price $40, expires 8/20/11	10	(570)
strike price $40, expires 1/21/12	25	(4,625)
International Paper Co. (CBOE), strike price $20, expires 1/21/12	45	(51,975)
Joy Global, Inc. (CBOE), strike price $80, expires 7/16/11	6	(6,090)
strike price $75, expires 10/22/11	10	(17,450)
strike price $80, expires 10/22/11	6	(8,292)
JPMorgan Chase & Co. (CBOE), strike price $40, expires 1/21/12	24	(11,760)

	Contracts	Value

Las Vegas Sands Corp. (CBOE), strike price $30, expires 1/21/12	25	$(33,062)
Lear Corp. (CBOE), strike price $40, expires 9/17/11	23	(25,415)
Marvell Technology Group Ltd. (CBOE),
strike price $14, expires 8/20/11	63	(15,120)
MEMC Electronic Materials, Inc. (CBOE), strike price $10, expires 1/21/12	68	(11,152)
Monsanto Co. (CBOE), strike price $47.50, expires 1/21/12	6	(14,385)
NetApp, Inc. (CBOE), strike price $45, expires 12/17/11	23	(26,495)
Paccar, Inc. (CBOE), strike price $45, expires 8/20/11	26	(15,340)
Peabody Energy Corp. (CBOE), strike price $50, expires 1/21/12	16	(22,400)
Pfizer, Inc. (CBOE), strike price $17.50, expires 1/21/12	51	(20,757)
Potash Corp. of Saskatchewan, Inc. (CBOE),
strike price $41.67, expires 1/21/12	22	(35,530)
Quanta Services, Inc. (CBOE), strike price $20, expires 1/21/12	53	(10,070)
Skyworks Solutions, Inc. (CBOE), strike price $25, expires 8/20/11	22	(4,752)
Sprint Nextel Corp. (CBOE), strike price $4, expires 1/21/12	252	(50,400)
Steel Dynamics, Inc. (CBOE), strike price $15, expires 1/21/12	55	(16,335)
Tesla Motors, Inc. (CBOE), strike price $21, expires 9/17/11	32	(29,920)
U.S. Steel Corp. (CBOE), strike price $45, expires 7/16/11	21	(5,544)
United Continental Holdings, Inc. (CBOE),
strike price $15, expires 1/19/13	24	(27,300)
Vale S.A. ADR (CBOE), strike price $30, expires 1/21/12	24	(10,020)
Visa, Inc. (CBOE), strike price $65, expires 9/17/11	21	(35,070)
Wells Fargo & Co. (CBOE), strike price $27.50, expires 1/19/13	36	(15,660)
Yahoo!, Inc. (CBOE), strike price $15, expires 1/21/12	42	(11,046)

		(1,322,452)

82	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

Schedules of Investments

May 31, 2011 (unaudited)

	Contracts	Value

Put Options—(0.4)%
American Express Co. (CBOE), strike price $40, expires 1/21/12	41	$(4,592)
Bank of America Corp. (CBOE), strike price $12, expires 8/20/11	35	(2,450)
strike price $12.50, expires 1/21/12	18	(2,700)
Coach, Inc. (CBOE), strike price $40, expires 1/21/12	18	(1,260)
Freeport-McMoRan Copper & Gold, Inc. (CBOE),
strike price $42, expires 8/20/11	22	(1,782)
General Electric Co. (CBOE), strike price $17.50, expires 1/21/12	53	(4,664)
Joy Global, Inc. (CBOE), strike price $50, expires 1/21/12	14	(1,197)
QUALCOMM, Inc. (CBOE), strike price $35, expires 1/21/12	18	(864)
Weatherford International Ltd. (CBOE),
strike price $15, expires 1/21/12	50	(3,450)
Zions Bancorporation (CBOE), strike price $20, expires 1/21/12	22	(2,024)

		(24,983)

Total Options Written (premiums received—$1,417,377)		(1,347,435)

Total Investments, net of options written (cost—$5,562,642)—99.9%		5,751,970

Other assets less other liabilities—0.1%		8,123

Net Assets—100.0%		$5,760,093

Notes to Schedule of Investments:
(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
UNIT—More than one class of securities traded together

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	83

Statements of Assets and Liabilities

May 31, 2011 (Unaudited)
	AGI Solutions 2015	AGI Solutions 2020	AGI Solutions 2030	AGI Solutions 2040	AGI Solutions 2050	AGI Solutions Global Allocation	AGI Solutions Global Growth Allocation

Assets:
Investments, at value	$480,115	$302,153	$239,833	$295,410	$297,708	$9,058,646	$541,776
Investments in Affiliates, at value	10,406,854	6,066,244	7,457,340	6,044,929	5,904,339	244,539,571	10,866,559
Repurchase agreements, at value	—	—	—	—	—	318,000	263,000
Cash	—	82,278	63,062	83,462	50,673	127	—
Foreign currency, at value	—	—	—	—	—	—	—
Receivable for investments sold	—	—	—	—	—	100,006	—
Receivable for investments in Affiliates sold	83,960	—	—	—	—	149,995	13,235
Receivable for Fund shares sold	750	96	21,032	—	7,077	161,589	101,917
Dividends and interest receivable (net of foreign taxes)	—	—	—	—	—	—	—
Dividends receivable from Affiliates	13,542	5,886	3,925	1,481	—	83,830	—
Receivable from Investment Manager	13,256	11,623	12,040	12,366	12,137	6,424	16,626
Tax reclaims receivable	—	—	—	—	—	—	—
Prepaid expenses and other assets	17,091	17,090	17,092	17,090	17,089	40,020	47,229
Total Assets	11,015,568	6,485,370	7,814,324	6,454,738	6,289,023	254,458,208	11,850,342

Liabilities:
Payable for investments purchased	—	—	—	—	—	—	11,128
Payable for investments in Affiliates purchased	—	—	—	—	—	—	185,585
Payable to custodian for cash overdraft	8,191	—	—	—	—	—	34,381
Payable for Fund shares redeemed	26,348	—	43,564	—	—	138,343	43,774
Investment management fees payable	—	—	—	—	—	—	—
Distribution fees payable	1,599	499	571	148	118	67,114	862
Servicing fees payable	988	221	328	109	81	39,935	1,282
Accrued expenses	62,591	49,502	49,056	50,903	58,638	143,854	59,724
Total Liabilities	99,717	50,222	93,519	51,160	58,837	389,246	336,736
Net Assets	$10,915,851	$6,435,148	$7,720,805	$6,403,578	$6,230,186	$254,068,962	$11,513,606

Net Assets Consist of:
Shares of beneficial interest:
Par value ($0.00001 per share)	$6	$3	$4	$3	$3	$222	$5
Paid-in-capital in excess of par	9,718,668	5,377,683	6,163,518	4,740,173	4,515,501	241,005,938	9,501,106
Undistributed (dividends in excess of) net investment income	52,016	23,477	10,761	10,872	13,556	(1,194,486)	11,196
Accumulated net realized gain (loss)	123,573	137,185	273,166	310,585	297,273	(31,372,271)	141,055
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	1,021,588	896,800	1,273,356	1,341,945	1,403,853	45,629,559	1,860,244
Net Assets	$10,915,851	$6,435,148	$7,720,805	$6,403,578	$6,230,186	$254,068,962	$11,513,606

Cost of Investments	$439,085	$268,348	$209,939	$259,335	$261,483	$8,050,183	$487,914
Cost of Investments in Affiliates	$9,426,296	$5,203,249	$6,213,878	$4,739,059	$4,536,711	$199,918,475	$9,060,177
Cost of Repurchase Agreements	$—	$—	$—	$—	$—	$318,000	$263,000
Cost of Foreign Currency	$—	$—	$—	$—	$—	$—	$—

84	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

AGI Solutions Retirement Income	AGIC Convertible	AGIC Focused Opportunity	AGIC High Yield Bond	AGIC International Growth	AGIC International Growth Opportunities	AGIC Micro Cap	AGIC Small to Mid Cap Growth

$411,978	$744,994,209	$4,286,589	$111,627,920	$114,940,737	$147,955,582	$59,458,214	$3,394,472
9,102,396	—	—	—	—	—	—	—
—	32,873,000	—	6,002,000	3,090,000	951,000	2,535,000	—
67,287	275,730	33,988	87	656	47	352	53,565
—	—	—	—	115,712	176,812	—	—
—	5,076,008	45,515	7,501,304	2,062,594	2,955,347	617,973	27,480
—	—	—	—	—	—	—	—
69,062	3,801,728	26,710	310,135	28,921	265,400	90,206	—
—	4,288,320	2,624	1,911,265	235,026	392,582	3,674	1,490
11,816	—	—	—	—	—	—	—
10,940	—	6,122	—	—	—	—	6,400
—	—	—	—	120,409	101,957	—	—
17,285	61,464	1,778	47,680	15,486	44,340	12,630	8,363
9,690,764	791,370,459	4,403,326	127,400,391	120,609,541	152,843,067	62,718,049	3,491,770

—	19,600,610	13,448	2,318,000	388,917	2,038,221	1,001,738	5,544
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	1,327,939	—	22,867	330,129	29,348	4,799	—
—	322,313	—	36,877	71,907	112,131	61,624	—
1,643	29,168	—	1,883	109	357	—	—
941	26,467	143	3,418	131	335	—	—
35,771	89,747	28,662	49,002	61,971	75,905	42,806	29,533
38,355	21,396,244	42,253	2,432,047	853,164	2,256,297	1,110,967	35,077
$9,652,409	$769,974,215	$4,361,073	$124,968,344	$119,756,377	$150,586,770	$61,607,082	$3,456,693

$5	$248	$2	$122	$210	$43	$40	$3
8,642,382	637,962,914	3,824,869	117,107,719	94,002,872	134,752,177	49,035,110	3,026,188
(30,721)	1,285,397	(8,791)	(79,730)	835,000	558,069	(373,605)	(4,738)
117,119	49,265,628	252,178	1,951,489	(1,347,189)	(23,247,091)	(5,302,078)	(415,934)
923,624	81,460,028	292,815	5,988,744	26,265,484	38,523,572	18,247,615	851,174
$9,652,409	$769,974,215	$4,361,073	$124,968,344	$119,756,377	$150,586,770	$61,607,082	$3,456,693

$371,550	$663,534,181	$3,993,774	$105,639,176	$88,690,082	$109,469,686	$41,210,599	$2,543,298
$8,219,200	$—	$—	$—	$—	$—	$—	$—
$—	$32,873,000	$—	$6,002,000	$3,090,000	$951,000	$2,535,000	$—
$—	$—	$—	$—	$115,200	$175,000	$—	$—

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	85

Statements of Assets and Liabilities  (Cont.)

May 31, 2011 (Unaudited)
	AGI Solutions 2015	AGI Solutions 2020	AGI Solutions 2030	AGI Solutions 2040	AGI Solutions 2050	AGI Solutions Global Allocation	AGI Solutions Global Growth Allocation

Net Assets:
Class A	$1,633,725	$302,895	$460,685	$195,301	$76,972	$86,254,291	$4,952,076
Class B	—	—	—	—	—	14,348,201	—
Class C	3,009,615	688,216	790,818	104,347	53,860	94,143,474	1,357,114
Class D	291,088	91,476	351,213	220,637	218,213	208,040	56,887
Class R	14,166	14,413	15,644	16,883	19,291	14,818	16,953
Class P	14,320	14,570	20,556	17,067	17,313	10,045,465	17,113
Institutional Class	5,938,668	5,309,061	6,066,132	5,832,338	5,827,287	47,255,724	5,096,404
Administrative Class	14,269	14,517	15,757	17,005	17,250	1,798,949	17,059

Shares Issued and Outstanding:
Class A	84,375	15,497	21,673	8,628	3,383	7,573,403	211,533
Class B	—	—	—	—	—	1,239,578	—
Class C	157,589	35,630	37,593	4,628	2,385	8,182,334	58,423
Class D	15,019	4,674	16,490	9,776	9,589	18,313	2,423
Class R	731	737	734	747	848	1,306	723
Class P	736	742	960	752	757	884,020	727
Institutional Class	305,082	270,127	283,146	256,730	254,754	4,186,872	216,425
Administrative Class	734	740	737	750	756	154,898	726

Net Asset Value and Redemption Price Per Share:*
Class A	$19.36	$19.55	$21.26	$22.63	$22.75	$11.39	$23.41
Class B	—	—	—	—	—	11.58	—
Class C	19.10	19.32	21.04	22.55	22.58	11.51	23.23
Class D	19.38	19.57	21.30	22.57	22.76	11.36	23.47
Class R	19.38	19.56	21.32	22.60	22.75	11.34	23.44
Class P	19.45	19.64	21.41	22.70	22.86	11.36	23.53
Institutional Class	19.47	19.65	21.42	22.72	22.87	11.29	23.55
Administrative Class	19.44	19.62	21.39	22.67	22.83	11.61	23.51
*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

86	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

AGI Solutions Retirement Income	AGIC Convertible	AGIC Focused Opportunity	AGIC High Yield Bond	AGIC International Growth	AGIC International Growth Opportunities	AGIC Micro Cap	AGIC Small to Mid Cap Growth

$1,634,157	$68,971,089	$606,529	$11,256,157	$374,783	$989,252	$—	$—
—	—	—	—	—	—	—	—
2,626,551	20,693,964	—	3,839,719	179,072	531,927	—	—
460,254	52,577,093	—	3,285,587	86,476	215,402	—	—
15,663	19,797	—	15,389	16,817	12,552	—	—
14,067	41,567,115	—	542,262	17,009	44,251,494	83,649	—
4,887,701	584,624,685	3,754,544	106,017,617	119,082,220	104,573,555	61,523,433	3,456,693
14,016	1,520,472	—	11,613	—	12,588	—	—

86,516	2,213,232	34,299	1,077,983	66,468	28,291	—	—
—	—	—	—	—	—	—	—
140,413	662,660	—	367,689	32,044	15,313	—	—
24,267	1,689,831	—	322,209	15,312	6,154	—	—
813	636	—	1,508	2,978	359	—	—
743	1,337,450	—	53,243	2,995	1,287,808	5,457	—
260,581	18,833,635	211,860	10,392,204	20,910,412	2,967,902	4,013,526	292,736
740	48,919	—	1,141	—	360	—	—

$18.89	$31.16	$17.68	$10.44	$5.64	$34.97	$—	$—
—	—	—	—	—	—	—	—
18.71	31.23	—	10.44	5.59	34.74	—	—
18.97	31.11	—	10.20	5.65	35.00	—	—
19.26	31.14	—	10.21	5.65	34.97	—	—
18.94	31.08	—	10.18	5.68	34.36	15.33	—
18.76	31.04	17.72	10.20	5.69	35.23	15.33	11.81
18.93	31.08	—	10.18	—	35.01	—	—

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	87

Statements of Assets and Liabilities  (Cont.)

May 31, 2011 (Unaudited)
	AGIC Ultra Micro Cap	AGIC U.S. Emerging Growth	NFJ Global Dividend Value	RCM All Alpha

Assets:
Investments, at value	$6,405,383	$21,859,194	$34,407,104	$4,186,944
Repurchase agreements, at value	301,000	324,000	1,030,000	—
Cash	161	832	300	858,868
Foreign currency, at value	—	—	31,810	—
Receivable for investments sold	23,987	346,078	592,189	384,614
Receivable for Fund shares sold	74,182	51,778	28,888	—
Dividends and interest receivable (net of foreign taxes)	1,238	11,579	297,008	11,288
Unrealized appreciation of forward foreign currency contracts	—	—	—	57,381
Tax reclaims receivable	—	—	9,137	46
Receivable from Investment Manager	—	—	—	5,004
Deposits with brokers for futures contracts collateral	—	—	—	105,574
Deposits with brokers for securities sold short collateral	—	—	—	2,393,968
Prepaid expenses and other assets	9,509	20,404	16,937	4,668
Total Assets	6,815,460	22,613,865	36,413,373	8,008,355

Liabilities:
Payable for investments purchased	109,341	192,145	361,020	371,427
Payable to custodian for foreign currency overdraft, at value	—	—	—	2,738
Securities sold short, at value	—	—	—	2,446,479
Options written, at value	—	—	—	—
Payable for Fund shares redeemed	67,352	35,210	6,774	—
Dividends payable on securities sold short	—	—	—	2,091
Payable for variation margin on futures contracts	—	—	—	38,745
Investment management fees payable	1,150	4,320	18,168	—
Distribution fees payable	—	124	1,686	6
Servicing fees payable	—	69	2,239	9
Payable for securities sold short expenses	—	—	—	2,311
Unrealized depreciation of forward foreign currency contracts	—	—	—	85,647
Accrued expenses	30,299	24,351	27,574	19,525
Total Liabilities	208,142	256,219	417,461	2,968,978
Net Assets	$6,607,318	$22,357,646	$35,995,912	$5,039,377

Net Assets Consist of:
Shares of beneficial interest:
Par value ($0.00001 per share)	$4	$14	$18	$3
Paid-in-capital in excess of par	4,598,601	15,547,172	32,280,891	5,051,178
Undistributed (dividends in excess of) net investment income	(69,499)	(51,439)	267,510	(4,861)
Accumulated net realized gain (loss)	246,056	1,438,997	1,293,491	37,809
Net unrealized appreciation (depreciation) of investments, futures contracts, options written, securities sold short and foreign currency transactions	1,832,156	5,422,902	2,154,002	(44,752)
Net Assets	$6,607,318	$22,357,646	$35,995,912	$5,039,377

Cost of Investments	$4,573,227	$16,436,292	$32,253,977	$4,150,372
Cost of Repurchase Agreements	$301,000	$324,000	$1,030,000	$—
Cost of Foreign Currency	$—	$—	$31,132	$2,541
Premiums Received for Options Written	$—	$—	$—	$—
Proceeds Received from Securities Sold Short	$—	$—	$—	$2,448,771

88	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

RCM All Horizons	RCM China Equity	RCM Disciplined Equity	RCM Global EcoTrendsSM	RCM Global Water	RCM International Opportunities	RCM Redwood

$2,266,426	$6,002,456	$48,696,785	$56,615,073	$72,397,407	$22,500,799	$6,081,405
290,000	231,000	592,000	514,000	2,604,000	763,000	1,018,000
449	372	547	908	851	920	391
284	2,407	—	29,646	20,514	485,867	—
20,172	—	81,591	—	—	17,740	54,892
—	19,000	69,945	38,666	461,146	20,509	—
7,486	42,904	110,838	50,145	366,020	100,258	7,086
—	—	—	—	—	—	—
168	—	—	56,094	144,733	26,277	—
13,574	7,565	—	—	—	—	5,767
—	—	—	—	—	—	—
—	—	—	—	—	—	—
35,581	13,179	37,591	11,766	30,441	35,615	4,427
2,634,140	6,318,883	49,589,297	57,316,298	76,025,112	23,950,985	7,171,968

53	—	22,770	—	—	456,287	54,368
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	1,347,435
—	—	15,127	196,945	198,527	4,997	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	20,763	38,382	57,497	3,934	—
57	125	865	4,106	14,876	86	47
97	466	1,430	11,146	11,338	40	287
—	—	—	—	—	—	—
3	—	—	—	—	44	—
68,734	31,826	64,921	74,500	122,501	51,689	9,738
68,944	32,417	125,876	325,079	404,739	517,077	1,411,875
$2,565,196	$6,286,466	$49,463,421	$56,991,219	$75,620,373	$23,433,908	$5,760,093

$2	$3	$29	$27	$75	$17	$4
2,604,614	5,501,907	43,338,997	91,247,176	80,242,232	20,516,316	5,618,023
(47,743)	12,503	197,453	(173,500)	408,040	246,015	(7,265)
(228,073)	361,253	379,111	(36,375,320)	(15,390,523)	(379,856)	(39,997)

236,396	410,800	5,547,831	2,292,836	10,360,549	3,051,416	189,328
$2,565,196	$6,286,466	$49,463,421	$56,991,219	$75,620,373	$23,433,908	$5,760,093

$2,029,979	$5,591,693	$43,148,954	$54,324,405	$62,065,608	$19,454,441	$5,962,019
$290,000	$231,000	$592,000	$514,000	$2,604,000	$763,000	$1,018,000
$282	$2,406	$—	$29,113	$20,552	$475,961	$—
$—	$—	$—	$—	$—	$—	$1,417,377
$—	$—	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	89

Statements of Assets and Liabilities  (Cont.)

May 31, 2011 (Unaudited)
	AGIC Ultra Micro Cap	AGIC U.S. Emerging Growth	NFJ Global Dividend Value	RCM All Alpha

Net Assets:
Class A	$—	$134,449	$6,761,011	$11,157
Class C	—	151,093	2,792,015	9,959
Class D	—	37,287	1,563,660	19,958
Class R	—	11,354	—	—
Class P	182,282	14,353	14,723	9,975
Institutional Class	6,425,036	22,009,110	24,864,503	4,988,328

Shares Issued and Outstanding:
Class A	—	8,591	336,826	746
Class C	—	9,679	140,445	667
Class D	—	2,382	78,096	1,334
Class R	—	726	—	—
Class P	11,736	916	733	667
Institutional Class	413,216	1,403,863	1,244,009	333,333

Net Asset Value and Redemption Price Per Share:*
Class A	$—	$15.65	$20.07	$14.96
Class C	—	15.61	19.88	14.94
Class D	—	15.65	20.02	14.96
Class R	—	15.63	—	—
Class P	15.53	15.67	20.09	14.96
Institutional Class	15.55	15.68	19.99	14.96
*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

90	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

RCM All Horizons	RCM China Equity	RCM Disciplined Equity	RCM Global EcoTrendsSM	RCM Global Water	RCM International Opportunities	RCM Redwood

$375,673	$1,705,919	$4,313,097	$46,801,663	$27,637,957	$36,575	$940,605
93,984	205,763	1,437,844	6,719,065	24,416,737	140,494	97,942
9,991	457,876	1,179,083	407,278	4,317,594	20,116	412,076
—	—	—	—	—	—	—
65,292	29,069	30,758	2,974,414	17,850,076	15,381	10,312
2,020,256	3,887,839	42,502,639	88,799	1,398,009	23,221,342	4,299,158

26,657	89,712	257,503	2,172,617	2,733,694	2,576	60,884
6,727	10,879	87,023	318,185	2,459,255	10,014	6,358
703	24,034	69,970	18,885	427,972	1,411	26,659
—	—	—	—	—	—	—
4,610	1,521	1,824	137,267	1,760,164	1,084	667
142,768	203,296	2,521,274	4,087	138,677	1,638,088	277,834

$14.09	$19.02	$16.75	$21.54	$10.11	$14.20	$15.45
13.97	18.91	16.52	21.12	9.93	14.03	15.40
14.22	19.05	16.85	21.57	10.09	14.25	15.46
—	—	—	—	—	—	—
14.16	19.11	16.87	21.67	10.14	14.19	15.47
14.15	19.12	16.86	21.73	10.08	14.18	15.47

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	91

Statements of Operations

Six Months ended May 31, 2011 (Unaudited)
	AGI Solutions 2015	AGI Solutions 2020	AGI Solutions 2030	AGI Solutions 2040	AGI Solutions 2050	AGI Solutions Global Allocation

Investment Income:
Interest	$7	$1	$1	$—	$—	$52
Dividends, net of foreign withholding taxes	5,967	4,627	3,146	3,776	3,814	105,230
Dividends from investments in Affiliates	156,570	111,659	125,739	102,359	100,146	4,045,238
Miscellaneous income	—	—	—	—	—	—
Total Income	162,544	116,287	128,886	106,135	103,960	4,150,520

Expenses:
Investment management fees	33,093	23,401	30,120	24,818	24,274	1,031,780
Distribution and/or servicing fees — Administrative Class	17	18	19	20	21	1,919
Distribution fees — Class B	—	—	—	—	—	61,879
Distribution fees — Class C	3,430	1,348	2,597	200	185	350,416
Distribution fees — Class R	17	18	19	20	23	18
Administrative servicing fees — Class P	7	7	8	8	8	3,908
Servicing fees — Class A	1,740	300	473	178	83	100,695
Servicing fees — Class B	—	—	—	—	—	20,626
Servicing fees — Class C	1,143	449	866	67	62	116,805
Servicing fees — Class D	290	163	397	282	267	139
Servicing fees — Class R	17	18	19	20	23	18
Sub-transfer agent fees — Class A	—	18	35	18	—	12,456
Sub-transfer agent fees — Class B	—	—	—	—	—	9,515
Sub-transfer agent fees — Class C	—	18	18	18	—	14,701
Sub-transfer agent fees — Class D	5	35	39	19	26	—
Sub-transfer agent fees — Class R	—	—	—	—	—	—
Sub-transfer agent fees — Class P	—	—	—	—	—	744
Sub-transfer agent fees — Institutional Class	36	70	93	7	3	3,806
Sub-transfer agent fees — Administrative Class	—	—	—	—	—	—
Legal fees	12,424	12,376	12,376	12,376	9,473	36,871
Trustees’ fees	2,816	740	752	746	992	50,421
Audit and tax service fees	11,625	11,648	11,648	11,648	11,717	20,687
Registration fees	13,998	13,880	13,880	14,199	13,880	24,917
Custodian and accounting agent fees	28,697	28,756	28,798	28,952	28,658	23,763
Shareholder communications expense	1,742	1,760	1,760	1,760	3,182	34,330
Transfer agent fees	3,053	3,094	3,076	3,082	2,886	51,514
Organizational expenses	—	—	—	—	—	—
Miscellaneous expenses	3,016	2,918	2,926	2,916	3,806	6,395
Total Expenses	117,166	101,035	109,919	101,354	99,569	1,978,323
Less: Fee Waiver/Reimbursement from Investment Manager	(101,593)	(91,802)	(96,016)	(94,212)	(92,719)	(1,040,918)
Net Expenses	15,573	9,233	13,903	7,142	6,850	937,405
Net Investment Income (Loss)	146,971	107,054	114,983	98,993	97,110	3,213,115

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	411	50	—	(21)	142	6,718
Investments in Affiliates	54,315	79,327	212,030	276,466	268,590	8,943,766
Foreign currency transactions	—	—	—	—	—	—
Net capital gain distributions received from underlying Affiliated funds	69,240	58,344	63,523	35,758	28,953	2,252,230
Net change in unrealized appreciation/depreciation of:
Investments	21,066	16,566	20,747	25,371	25,578	761,233
Investments in Affiliates	192,912	126,106	220,834	248,557	287,331	7,662,305
Foreign currency transactions	—	—	—	—	—	—
Net Realized and Change in Unrealized Gain	337,944	280,393	517,134	586,131	610,594	19,626,252
Net Increase in Net Assets Resulting from Investment Operations	$484,915	$387,447	$632,117	$685,124	$707,704	$22,839,367

92	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

AGI Solutions Global Growth Allocation	AGI Solutions Retirement Income	AGIC Convertible	AGIC Focused Opportunity	AGIC High Yield Bond	AGIC International Growth	AGIC International Growth Opportunities	AGIC Micro Cap	AGIC Small to Mid Cap Growth

$6	$4	$6,793,869	$1	$4,537,674	$1,930	$206	$80	$—
6,278	5,895	1,643,948	11,361	—	1,368,630	1,760,739	90,908	10,962
152,816	156,495	—	—	—	—	—	—	—
—	—	28,907	—	68,625	33	352	—	—
159,100	162,394	8,466,724	11,362	4,606,299	1,370,593	1,761,297	90,988	10,962

40,811	30,512	1,698,169	13,875	265,358	488,746	752,858	379,420	13,044

21	17	744	—	14	—	15	—	—
—	—	—	—	—	—	—	—	—
3,427	7,706	24,016	—	4,824	535	1,290	—	—
20	19	15	—	14	20	15	—	—
8	7	13,323	—	136	8	23,941	17	—
4,666	1,188	50,212	768	6,006	449	885	—	—
—	—	—	—	—	—	—	—	—
1,142	2,569	8,005	—	1,608	178	430	—	—
30	457	36,997	—	2,616	93	138	—	—
20	18	15	—	14	20	15	—	—
37	352	1	—	—	17	—	—	—
—	—	—	—	—	—	—	—	—
36	352	—	—	—	18	—	—	—
—	352	179	—	153	—	30	—	—
—	352	—	—	—	—	—	—	—
—	352	421	—	—	—	84	—	—
—	352	—	—	12	2,366	12	2,888	—
—	352	—	—	—	—	—	—	—
12,386	6,483	25,270	10,996	14,292	17,770	15,250	17,990	6,050
782	1,688	61,845	537	12,382	13,150	17,232	6,760	1,165
12,729	11,719	28,232	11,464	20,688	15,652	15,652	14,720	12,255
27,360	14,037	40,534	952	30,744	14,830	29,532	7,535	5,644
28,812	28,909	46,690	23,371	38,508	94,767	85,228	30,270	26,664
1,760	2,700	121,625	1,387	12,128	3,304	9,202	7,756	1,630
3,455	3,138	7,175	496	5,193	4,178	5,436	2,440	536
—	—	—	24,964	—	—	—	—	—
2,868	3,661	8,717	914	3,104	4,331	6,026	2,250	1,022
140,370	117,292	2,172,185	89,724	417,794	660,432	963,271	472,046	68,010

(120,402)	(95,516)	(14,430)	(69,571)	(57,160)	(92,267)	(23,085)	(7,453)	(52,507)
19,968	21,776	2,157,755	20,153	360,634	568,165	940,186	464,593	15,503
139,132	140,618	6,308,969	(8,791)	4,245,665	802,428	821,111	(373,605)	(4,541)

80	685	51,312,721	252,178	3,423,578	4,251,142	9,586,027	7,704,347	385,863
117,009	46,122	—	—	—	—	—	—	—
—	—	—	—	—	13,367	11,285	—	—

40,361	74,688	—	—	—	—	—	—	—

42,221	20,098	5,473,534	292,815	1,106,887	11,970,264	8,327,975	3,245,077	219,429
677,132	149,369	—	—	—	—	—	—	—
—	—	—	—	—	11,852	37,073	—	—
876,803	290,962	56,786,255	544,993	4,530,465	16,246,625	17,962,360	10,949,424	605,292
$1,015,935	$431,580	$63,095,224	$536,202	$8,776,130	$17,049,053	$18,783,471	$10,575,819	$600,751

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	93

Statements of Operations  (Cont.)

Six Months ended May 31, 2011 (Unaudited)
	AGIC Ultra Micro Cap	AGIC U.S. Emerging Growth	NFJ Global Dividend Value

Investment Income:
Interest	$11	$32	$73
Dividends, net of foreign withholding taxes	4,758	77,274	840,699
Miscellaneous income	—	—	—
Total Income	4,769	77,306	840,772

Expenses:
Investment management fees	49,524	95,680	117,321
Distribution fees — Class C	—	334	7,686
Distribution fees — Class R	—	12	—
Administrative servicing fees — Class P	95	6	9
Servicing fees — Class A	—	65	6,854
Servicing fees — Class C	—	111	2,562
Servicing fees — Class D	—	23	1,205
Servicing fees — Class R	—	12	—
Sub-transfer agent fees — Class A	—	—	170
Sub-transfer agent fees — Class C	—	—	170
Sub-transfer agent fees — Class D	—	—	170
Sub-transfer agent fees — Class P	—	—	170
Sub-transfer agent fees — Institutional Class	584	—	170
Legal fees	15,214	32,222	6,562
Dividends on securities sold short	—	—	—
Trustees’ fees	680	2,754	1,428
Audit and tax service fees	11,992	12,382	12,666
Registration fees	6,415	11,067	12,132
Custodian and accounting agent fees	26,854	32,370	48,907
Shareholder communications expense	2,100	4,000	1,770
Transfer agent fees	752	1,734	2,850
Organizational expenses	—	—	—
Excise tax expenses	—	—	2,186
Securities sold short expenses	—	—	—
Miscellaneous expenses	1,353	3,157	34
Total Expenses	115,563	195,929	225,022
Less: Fee Waiver/Reimbursement from Investment Manager	(41,294)	(71,217)	(38,952)
Net Expenses	74,269	124,712	186,070
Net Investment Income (Loss)	(69,500)	(47,406)	654,702

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	389,212	3,227,276	1,275,421
Futures contracts	—	—	—
Options written	—	—	—
Securities sold short	—	—	—
Foreign currency transactions	—	—	(16,581)
Net change in unrealized appreciation/depreciation of:
Investments	819,844	1,034,902	1,347,801
Futures contracts	—	—	—
Options written	—	—	—
Securities sold short	—	—	—
Foreign currency transactions	—	—	1,095
Net Realized and Change in Unrealized Gain (Loss)	1,209,056	4,262,178	2,607,736
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$1,139,556	$4,214,772	$3,262,438

94	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

RCM All Alpha	RCM All Horizons	RCM China Equity	RCM Disciplined Equity	RCM Global EcoTrendsSM	RCM Global Water	RCM International Opportunities	RCM Redwood

$4	$16	$12	$72	$29	$88	$43	$3
19,437	25,892	56,630	399,610	403,235	1,047,285	363,449	21,606
—	—	—	216	177	—	—	—
19,441	25,908	56,642	399,898	403,441	1,047,373	363,492	21,609

10,497	12,177	28,925	138,009	318,557	321,594	86,948	19,304
12	414	1,179	4,174	25,362	88,602	398	298
—	—	—	—	—	—	—	—
2	21	7	11	2,785	7,361	6	5
5	476	726	3,930	63,625	31,783	29	603
4	138	393	1,392	8,454	29,534	133	100
7	61	596	898	488	3,542	17	354
—	—	—	—	—	—	—	—
—	18	—	176	14,350	8,860	350	—
—	18	—	44	2,450	12,380	350	—
—	788	—	976	2	3,148	518	—
—	—	—	—	1,400	3,375	—	—
—	—	—	176	—	—	—	—
1,075	10,680	10,860	15,058	17,633	17,586	9,534	8,431
8,080	—	—	—	—	—	—	—
463	176	564	3,050	11,914	7,284	1,761	477
6,222	13,104	12,892	18,200	23,177	22,163	18,200	12,100
408	12,222	9,187	12,685	9,692	19,294	12,222	2,364
12,008	44,548	40,989	33,784	57,463	44,122	45,396	25,229
533	1,760	1,606	2,112	18,221	3,416	2,566	1,503
210	2,536	854	4,512	11,060	4,881	2,456	549
134,478	—	—	—	—	—	—	74,730
—	—	—	—	—	2,539	—	—
4,430	—	—	—	—	—	—	—
341	2,837	2,710	3,152	3,380	1,389	3,954	1,075
178,775	101,974	111,488	242,339	590,013	632,853	184,838	147,122
(154,473)	(83,904)	(68,852)	(39,117)	(19,367)	(564)	(61,426)	(118,248)
24,302	18,070	42,636	203,222	570,646	632,289	123,412	28,874
(4,861)	7,838	14,006	196,676	(167,205)	415,084	240,080	(7,265)

57,925	174,933	240,491	345,387	(1,392,847)	1,112,701	267,095	33,207
79,048	—	—	—	—	—	—	—
—	—	—	—	—	—	—	(73,204)
(96,357)	—	—	—	—	—	—	—
(2,807)	(1,157)	(636)	—	(22,317)	(15,123)	(28,881)	—

36,572	81,507	(376,790)	3,368,604	10,792,817	7,968,577	1,649,754	119,386
(55,153)	—	—	—	—	—	—	—
—	—	—	—	—	—	—	69,942
2,292	—	—	—	—	—	—	—
(28,463)	108	42	—	4,790	23,401	5,542	—
(6,943)	255,391	(136,893)	3,713,991	9,382,443	9,089,556	1,893,510	149,331
$(11,804)	$263,229	$(122,887)	$3,910,667	$9,215,238	$9,504,640	$2,133,590	$142,066

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	95

Statements of Changes in Net Assets

	AGI Solutions 2015		AGI Solutions 2020		AGI Solutions 2030

	Six Months ended May 31, 2011 (Unaudited)	Year ended November 30, 2010	Six Months ended May 31, 2011 (Unaudited)	Year ended November 30, 2010	Six Months ended May 31, 2011 (Unaudited)	Year ended November 30, 2010

Increase in Net Assets from:

Investment Operations:
Net investment income	$146,971	$180,409	$107,054	$162,226	$114,983	$156,996
Net realized gain (loss) on investments	411	9,181	50	7,007	—	—
Net realized gain on investments in Affiliates	54,315	82,793	79,327	74,317	212,030	157,757
Net capital gain distributions received from underlying Affiliated funds	69,240	36,312	58,344	32,566	63,523	45,276
Net change in unrealized appreciation/depreciation of investments	21,066	1,578	16,566	2,476	20,747	9,147
Net change in unrealized appreciation/depreciation of investments in Affiliates	192,912	218,269	126,106	176,867	220,834	227,383
Net increase in net assets resulting from investment operations	484,915	528,542	387,447	455,459	632,117	596,559

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(10,631)	(2,876)	(8,073)	(1,766)	(12,651)	(5,267)
Class B	—	—	—	—	—	—
Class C	(21,440)	(2,587)	(8,054)	(991)	(20,950)	(1,829)
Class D	(6,776)	(3,914)	(7,981)	(2,417)	(12,302)	(3,372)
Class R	(469)	(409)	(532)	(403)	(548)	(294)
Class P	(522)	(451)	(585)	(445)	(603)	(337)
Institutional Class	(216,651)	(161,476)	(211,840)	(145,464)	(219,910)	(111,659)
Administrative Class	(502)	(435)	(565)	(429)	(583)	(321)
Net realized capital gains
Class A	(4,210)	(540)	(3,051)	(507)	(8,381)	(1,611)
Class C	(8,692)	(555)	(3,333)	(314)	(14,720)	(626)
Class D	(2,724)	(734)	(3,073)	(693)	(8,047)	(1,035)
Class R	(202)	(85)	(218)	(128)	(384)	(103)
Class P	(203)	(84)	(219)	(126)	(386)	(103)
Institutional Class	(82,210)	(29,640)	(77,658)	(40,616)	(137,481)	(33,224)
Administrative Class	(203)	(85)	(219)	(127)	(385)	(104)
Total Dividends and Distributions to Shareholders	(355,435)	(203,871)	(325,401)	(194,426)	(437,331)	(159,885)

Fund Share Transactions:
Net proceeds from the sale of shares	5,391,889	1,305,368	783,034	1,214,638	966,058	1,346,210
Issued in reinvestment of dividends and distributions	345,333	203,871	323,246	193,669	433,832	158,030
Cost of shares redeemed	(1,282,320)	(84,878)	(153,120)	(75,680)	(183,828)	(212,520)
Net increase (decrease) from Fund share transactions	4,454,902	1,424,361	953,160	1,332,627	1,216,062	1,291,720
Total Increase in Net Assets	4,584,382	1,749,032	1,015,206	1,593,660	1,410,848	1,728,394

Net Assets:
Beginning of period	6,331,469	4,582,437	5,419,942	3,826,282	6,309,957	4,581,563
End of period*	$10,915,851	$6,331,469	$6,435,148	$5,419,942	$7,720,805	$6,309,957
* Including undistributed (dividends in excess of) net investment income of:	$52,016	$162,036	$23,477	$154,053	$10,761	$163,325

96	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

AGI Solutions 2040		AGI Solutions 2050		AGI Solutions Global Allocation		AGI Solutions Global Growth Allocation		AGI Solutions Retirement Income

Six Months ended May 31, 2011 (Unaudited)	Year ended November 30, 2010	Six Months ended May 31, 2011 (Unaudited)	Year ended November 30, 2010	Six Months ended May 31, 2011 (Unaudited)	Year ended November 30, 2010	Six Months ended May 31, 2011 (Unaudited)	Year ended November 30, 2010	Six Months ended May 31, 2011 (Unaudited)	Year ended November 30, 2010

$98,993	$160,641	$97,110	$157,604	$3,213,115	$4,912,755	$139,132	$168,551	$140,618	$164,809
(21)	616	142	—	6,718	—	80	171	685	8,988
276,466	216,185	268,590	219,447	8,943,766	7,637,097	117,009	145,969	46,122	63,004
35,758	41,618	28,953	40,089	2,252,230	1,879,089	40,361	43,000	74,688	30,171
25,371	10,704	25,578	10,647	761,233	247,230	42,221	11,641	20,098	1,079
248,557	128,368	287,331	148,318	7,662,305	7,273,373	677,132	196,181	149,369	232,579
685,124	558,132	707,704	576,105	22,839,367	21,949,544	1,015,935	565,513	431,580	500,630

(3,580)	(4,017)	(2,830)	(643)	(1,843,417)	(2,234,683)	(94,539)	(989)	(15,524)	(12,374)
—	—	—	—	(328,920)	(613,938)	—	—	—	—
(754)	(803)	(1,841)	(206)	(1,828,114)	(2,141,855)	(17,913)	(4,295)	(34,752)	(18,686)
(15,855)	(1,025)	(8,336)	(2,034)	(1,644)	(592)	(857)	(222)	(7,902)	(2,846)
(658)	(279)	(796)	(259)	(321)	(435)	(557)	(203)	(184)	(298)
(706)	(317)	(767)	(302)	(174,130)	(66,403)	(614)	(233)	(185)	(558)
(229,713)	(100,646)	(238,178)	(92,398)	(1,006,623)	(1,395,115)	(186,310)	(70,909)	(112,612)	(188,518)
(685)	(301)	(745)	(286)	(7,779)	(222)	(593)	(222)	(179)	(530)

(3,476)	(1,308)	(2,657)	(290)	—	—	(54,061)	(410)	(7,236)	(2,846)
(972)	(337)	(1,858)	(128)	—	—	(12,179)	(1,931)	(16,425)	(1,993)
(14,585)	(354)	(7,816)	(883)	—	—	(505)	(97)	(3,247)	(809)
(657)	(106)	(785)	(129)	—	—	(353)	(97)	(158)	(135)
(650)	(105)	(705)	(129)	—	—	(354)	(97)	(147)	(136)
(207,142)	(32,397)	(214,788)	(37,999)	—	—	(104,813)	(28,500)	(52,899)	(41,890)
(649)	(106)	(704)	(129)	—	—	(353)	(97)	(146)	(135)
(480,082)	(142,101)	(482,806)	(135,815)	(5,190,948)	(6,453,243)	(474,001)	(108,302)	(251,596)	(271,754)

905,103	609,451	721,828	258,038	40,374,049	51,752,620	5,792,991	2,626,056	3,442,298	2,453,476
479,646	142,092	482,806	135,815	4,181,440	5,421,410	473,469	108,260	229,309	258,233
(278,343)	(325,422)	(123,677)	(47,688)	(29,713,362)	(62,827,799)	(1,157,260)	(1,523,283)	(1,214,738)	(202,462)
1,106,406	426,121	1,080,957	346,165	14,842,127	(5,653,769)	5,109,200	1,211,033	2,456,869	2,509,247
1,311,448	842,152	1,305,855	786,455	32,490,546	9,842,532	5,651,134	1,668,244	2,636,853	2,738,123

5,092,130	4,249,978	4,924,331	4,137,876	221,578,416	211,735,884	5,862,472	4,194,228	7,015,556	4,277,433
$6,403,578	$5,092,130	$6,230,186	$4,924,331	$254,068,962	$221,578,416	$11,513,606	$5,862,472	$9,652,409	$7,015,556
$10,872	$163,830	$13,556	$169,939	$(1,194,486)	$783,347	$11,196	$173,447	$(30,721)	$(1)

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	97

Statements of Changes in Net Assets  (Cont.)

	AGIC Convertible		AGIC Focused Opportunity	AGIC High Yield Bond

	Six Months ended May 31, 2011 (Unaudited)	Year ended November 30, 2010	Period December 27, 2010** through May 31, 2011 (Unaudited)	Six Months ended May 31, 2011 (Unaudited)	Year ended November 30, 2010

Increase in Net Assets from:

Investment Operations:
Net investment income (loss)	$6,308,969	$11,104,901	$(8,791)	$4,245,665	$6,292,795
Net realized gain (loss) on investments and foreign currency transactions	51,312,721	41,619,727	252,178	3,423,578	3,179,130
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	5,473,534	31,210,486	292,815	1,106,887	1,027,878
Net increase in net assets resulting from investment operations	63,095,224	83,935,114	536,202	8,776,130	10,499,803

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(363,579)	(11,440)	—	(194,323)	(26,121)
Class C	(27,367)	(3)	—	(46,791)	(3,982)
Class D	(212,713)	(491)	—	(79,366)	(3,007)
Class R	(140)	(78)	—	(435)	(532)
Class P	(331,704)	(252,997)	—	(11,434)	(577)
Institutional Class	(6,881,275)	(6,200,528)	—	(4,273,686)	(6,111,671)
Administrative Class	(4,987)	(106)	—	(454)	(568)
Institutional Class — (converted)#	—	(4,642,295)	—	—	—
Class II — (liquidated)##	—	(514,654)	—	—	—
Class III — (liquidated)##	—	—	—	—	—
Net realized capital gains
Institutional Class	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(7,821,765)	(11,622,592)	—	(4,606,489)	(6,146,458)

Fund Share Transactions:
Net proceeds from the sale of shares	515,199,862	117,113,698 #	2,570,082	34,539,156	41,041,065
Issued in reorganization	—	—	—	—	—
Issued in reinvestment of dividends and distributions	2,450,584	2,731,505	—	4,370,503	5,698,486
Cost of shares redeemed	(308,521,637)	(107,797,022)#	(1,755,211)	(13,702,225)	(25,168,619)
Net increase (decrease) from Fund share transactions	209,128,809	12,048,181	814,871	25,207,434	21,570,932
Total Increase (Decrease) in Net Assets	264,402,268	84,360,703	1,351,073	29,377,075	25,924,277

Net Assets:
Beginning of period	505,571,947	421,211,244	3,010,000	95,591,269	69,666,992
End of period*	$769,974,215	$505,571,947	$4,361,073	$124,968,344	$95,591,269
* Including undistributed (dividends in excess of) net investment income of:	$1,285,397	$2,798,193	$(8,791)	$(79,730)	$281,094
**	Commencement of operations.
†	See Note 12(a) in the Notes to Financial Statements.
#	See Note 12(b) in the Notes to Financial Statements.
##	Share class of former Nicholas Applegate Institutional Funds.

98	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

AGIC International Growth		AGIC International Growth Opportunities		AGIC Micro Cap		AGIC Small to Mid Cap Growth

Six Months ended May 31, 2011 (Unaudited)	Year ended November 30, 2010	Six Months ended May 31, 2011 (Unaudited)	Year ended November 30, 2010	Six Months ended May 31, 2011 (Unaudited)	Year ended November 30, 2010	Six Months ended May 31, 2011 (Unaudited)	Year ended November 30, 2010

$802,428	$841,001	$821,111	$920,713	$(373,605)	$(730,371)	$(4,541)	$(11,590)
4,264,509	(730,769)	9,597,312	7,949,172	7,704,347	9,597,860	385,863	1,000,823
11,982,116	3,188,543	8,365,048	11,468,353	3,245,077	6,922,206	219,429	(201,421)
17,049,053	3,298,775	18,783,471	20,338,238	10,575,819	15,789,695	600,751	787,812

(1,346)	(921)	(6,118)	—	—	—	—	—
(31)	(317)	(3,632)	—	—	—	—	—
(438)	(272)	(709)	—	—	—	—	—
(41)	(131)	(181)	—	—	—	—	—
(100)	(155)	(187,858)	(417,626)	—	—	—	—
(804,332)	(114,067)	(1,412,519)	(160,879)	—	—	—	—
—	—	(200)	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	(456,260)	—	—	—	—

—	—	—	—	(4,046,549)	—	—	—
(806,288)	(115,863)	(1,611,217)	(1,034,765)	(4,046,549)	—	—	—

5,304,545	11,584,025	26,382,086	90,798,559	6,391,772	13,524,553	7,525	5,094
—	99,372,339 †	—	—	—	—	—	—
806,266	63,345	1,588,561	997,215	4,032,416	—	—	—
(7,209,514)	(17,168,366)	(30,711,514)	(91,646,953)	(12,937,851)	(25,716,370)	(5,525)	(2,500,000)
(1,098,703)	93,851,343	(2,740,867)	148,821	(2,513,663)	(12,191,817)	2,000	(2,494,906)
15,144,062	97,034,255	14,431,387	19,452,294	4,015,607	3,597,878	602,751	(1,707,094)

104,612,315	7,578,060	136,155,383	116,703,089	57,591,475	53,993,597	2,853,942	4,561,036
$119,756,377	$104,612,315	$150,586,770	$136,155,383	$61,607,082	$57,591,475	$3,456,693	$2,853,942
$835,000	$838,860	$558,069	$1,348,175	$(373,605)	$—	$(4,738)	$(197)

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	99

Statements of Changes in Net Assets  (Cont.)

	AGIC Ultra Micro Cap		AGIC U.S. Emerging Growth		NFJ Global Dividend Value

	Six Months ended May 31, 2011 (Unaudited)	Year ended November 30, 2010	Six Months ended May 31, 2011 (Unaudited)	Year ended November 30, 2010	Six Months ended May 31, 2011 (Unaudited)	Year ended November 30, 2010

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(69,500)	$(56,852)	$(47,406)	$(108,656)	$654,702	$208,232
Net realized gain on investments, futures contracts, options written, securities sold short and foreign currency transactions	389,212	555,145	3,227,276	3,010,764	1,258,840	340,920
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, securities sold short and foreign currency transactions	819,844	624,680	1,034,902	2,178,646	1,348,896	394,881
Net increase (decrease) in net assets resulting from investment operations	1,139,556	1,122,973	4,214,772	5,080,754	3,262,438	944,033

Dividends and Distributions to Shareholders from:
Net investment income
Class A	—	—	—	—	(92,276)	(32,058)
Class C	—	—	—	—	(27,687)	(17,554)
Class D	—	—	—	—	(17,080)	(6,184)
Class P	—	—	—	—	(255)	(580)
Institutional Class	—	—	—	—	(276,135)	(202,021)
Net realized capital gains
Class A	—	—	—	—	(25,382)	(5,976)
Class C	—	—	—	—	(18,876)	(2,073)
Class D	—	—	—	—	(3,160)	(731)
Class P	—	—	—	—	(198)	(236)
Institutional Class	(250,582)	—	—	—	(236,890)	(57,953)
Total Dividends and Distributions to Shareholders	(250,582)	—	—	—	(697,939)	(325,366)

Fund Share Transactions:
Net proceeds from the sale of shares	3,809,398	2,568,563	3,134,366	7,957,810	22,377,122	14,706,103
Issued in reinvestment of dividends and distributions	250,582	—	—	—	667,137	320,286
Cost of shares redeemed	(2,970,309)	(843,669)	(5,070,307)	(9,401,355)	(7,718,637)	(943,585)
Net increase (decrease) from Fund share transactions	1,089,671	1,724,894	(1,935,941)	(1,443,545)	15,325,622	14,082,804
Total Increase (Decrease) in Net Assets	1,978,645	2,847,867	2,278,831	3,637,209	17,890,121	14,701,471

Net Assets:
Beginning of period	4,628,673	1,780,806	20,078,815	16,441,606	18,105,791	3,404,320
End of period*	$6,607,318	$4,628,673	$22,357,646	$20,078,815	$35,995,912	$18,105,791
* Including undistributed (dividends in excess of) net investment income of:	$(69,499)	$1	$(51,439)	$(4,033)	$267,510	$26,241
**	Commencement of operations.

100	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

RCM All Alpha	RCM All Horizons		RCM China Equity		RCM Disciplined Equity		RCM Global EcoTrendsSM

Period March 31, 2011** through May 31, 2011 (Unaudited)	Six Months ended May 31, 2011 (Unaudited)	Year ended November 30, 2010	Six Months ended May 31, 2011 (Unaudited)	Period June 7, 2010** through November 30, 2010	Six Months ended May 31, 2011 (Unaudited)	Year ended November 30, 2010	Six Months ended May 31, 2011 (Unaudited)	Year ended November 30, 2010

$(4,861)	$7,838	$(2,930)	$14,006	$(3,448)	$196,676	$143,939	$(167,205)	$(550,656)
37,809	173,776	233,387	239,855	204,611	345,387	592,016	(1,415,164)	(8,556,084)
(44,752)	81,615	(72,348)	(376,748)	787,548	3,368,604	748,772	10,797,607	(918,027)
(11,804)	263,229	158,109	(122,887)	988,711	3,910,667	1,484,727	9,215,238	(10,024,767)

—	(14,794)	(582)	—	—	(9,587)	(5,407)	—	—
—	(5,555)	(1)	—	—	(117)	(36)	—	—
—	(7,645)	(47)	—	—	(1)	(850)	—	—
—	(496)	(49)	—	—	(69)	(42)	—	—
—	(103,421)	(12,658)	—	—	(133,383)	(64,574)	—	—

—	—	—	(2,208)	—	(47,644)	(60,608)	—	—
—	—	—	(6,781)	—	(17,264)	(23,070)	—	—
—	—	—	(6,588)	—	(9,796)	(4,193)	—	—
—	—	—	(221)	—	(289)	(371)	—	—
—	—	—	(65,473)	—	(476,981)	(436,490)	—	—
—	(131,911)	(13,337)	(81,271)	—	(695,131)	(595,641)	—	—

11,181	409,957	365,051	4,400,577	1,443,725	30,126,928	9,098,357	4,408,379	10,959,479
—	129,262	13,337	81,000	—	674,797	589,211	—	—
—	(373,605)	(61,164)	(2,939,142)	(484,247)	(5,016,177)	(3,584,364)	(24,337,926)	(36,249,662)
11,181	165,614	317,224	1,542,435	959,478	25,785,548	6,103,204	(19,929,547)	(25,290,183)
(623)	296,932	461,996	1,338,277	1,948,189	29,001,084	6,992,290	(10,714,309)	(35,314,950)

5,040,000	2,268,264	1,806,268	4,948,189	3,000,000	20,462,337	13,470,047	67,705,528	103,020,478
$5,039,377	$2,565,196	$2,268,264	$6,286,466	$4,948,189	$49,463,421	$20,462,337	$56,991,219	$67,705,528
$(4,861)	$(47,743)	$76,330	$12,503	$(1,503)	$197,453	$143,934	$(173,500)	$(6,295)

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	101

Statements of Changes in Net Assets  (Cont.)

	RCM Global Water		RCM International Opportunities		RCM Redwood

	Six Months ended May 31, 2011 (Unaudited)	Year ended November 30, 2010	Six Months ended May 31, 2011 (Unaudited)	Year ended November 30, 2010	Period December 27, 2010** through May 31, 2011 (Unaudited)

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$415,084	$88,772	$240,080	$172,276	$(7,265)
Net realized gain (loss) on investments, options written and foreign currency transactions	1,097,578	(1,698,760)	238,214	(19,909)	(39,997)
Net change in unrealized appreciation/depreciation of investments, options written and foreign currency transactions	7,991,978	6,407,746	1,655,296	38,767	189,328
Net increase (decrease) in net assets resulting from investment operations	9,504,640	4,797,758	2,133,590	191,134	142,066

Dividends to Shareholders from:
Net investment income
Class A	(4,490)	(25,562)	(58)	(230)	—
Class C	(26)	(55)	(130)	(21)	—
Class D	(8)	(517)	(3)	(51)	—
Class P	(3,468)	(19,546)	(91)	(45)	—
Institutional Class	(544)	(1,633)	(150,213)	(92,048)	—
Total Dividends to Shareholders	(8,536)	(47,313)	(150,495)	(92,395)	—

Fund Share Transactions:
Net proceeds from the sale of shares	19,165,858	13,616,098	8,416,492	1,388,543	2,758,507
Issued in reinvestment of dividends	2,840	12,275	150,495	92,395	—
Cost of shares redeemed	(11,010,442)	(19,309,004)	(180,244)	(1,029,155)	(180,480)
Net increase (decrease) from Fund share transactions	8,158,256	(5,680,631)	8,386,743	451,783	2,578,027
Total Increase (Decrease) in Net Assets	17,654,360	(930,186)	10,369,838	550,522	2,720,093

Net Assets:
Beginning of period	57,966,013	58,896,199	13,064,070	12,513,548	3,040,000
End of period*	$75,620,373	$57,966,013	$23,433,908	$13,064,070	$5,760,093
* Including undistributed (dividends in excess of) net investment income of:	$408,040	$1,492	$246,015	$156,430	$(7,265)
**	Commencement of operations.

102	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	103

Financial Highlights

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions 2015:
Class A
5/31/2011+	$19.28	$0.22	$0.89	$1.11	$(0.74)	$(0.29)
11/30/2010	18.38	0.48	1.22	1.70	(0.68)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.53	2.85	3.38	—	—
Class C
5/31/2011+	$19.09	$0.23	$0.79	$1.02	$(0.72)	$(0.29)
11/30/2010	18.25	0.36	1.19	1.55	(0.59)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.40	2.85	3.25	—	—
Class D
5/31/2011+	$19.30	$0.34	$0.75	$1.09	$(0.72)	$(0.29)
11/30/2010	18.40	0.52	1.18	1.70	(0.68)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.53	2.87	3.40	—	—
Class R
5/31/2011+	$19.27	$0.33	$0.75	$1.08	$(0.68)	$(0.29)
11/30/2010	18.35	0.53	1.13	1.66	(0.62)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.47	2.88	3.35	—	—
Class P
5/31/2011+	$19.37	$0.37	$0.75	$1.12	$(0.75)	$(0.29)
11/30/2010	18.43	0.61	1.13	1.74	(0.68)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.53	2.90	3.43	—	—
Institutional Class
5/31/2011+	$19.39	$0.38	$0.76	$1.14	$(0.77)	$(0.29)
11/30/2010	18.45	0.61	1.14	1.75	(0.69)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.55	2.90	3.45	—	—
Administrative Class
5/31/2011+	$19.34	$0.36	$0.75	$1.11	$(0.72)	$(0.29)
11/30/2010	18.40	0.58	1.14	1.72	(0.66)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.51	2.89	3.40	—	—
+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gains distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

104	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover Rate

$(1.03)	$19.36	6.00%	$1,634	0.50	%(c)	2.85	%(c)	2.31	%(c)	33%
(0.80)	19.28	9.67	229	0.50		5.47		2.62		24
—	18.38	22.53	78	0.50	(c)	9.98	(c)	3.36	(c)	21

$(1.01)	$19.10	5.59%	$3,010	1.25	%(c)	3.64	%(c)	2.56	%(c)	33%
(0.71)	19.09	8.88	305	1.25		7.23		1.99		24
—	18.25	21.67	71	1.25	(c)	8.61	(c)	2.61	(c)	21

$(1.01)	$19.38	5.99%	$291	0.50	%(c)	2.92	%(c)	3.59	%(c)	33%
(0.80)	19.30	9.62	204	0.50		5.74		2.84		24
—	18.40	22.67	91	0.50	(c)	8.84	(c)	3.36	(c)	21

$(0.97)	$19.38	5.83%	$14	0.75	%(c)	3.19	%(c)	3.48	%(c)	33%
(0.74)	19.27	9.43	13	0.75		5.77		2.87		24
—	18.35	22.33	12	0.75	(c)	7.76	(c)	3.11	(c)	21

$(1.04)	$19.45	6.05%	$14	0.30	%(c)	2.80	%(c)	3.93	%(c)	33%
(0.80)	19.37	9.88	14	0.30		5.38		3.32		24
—	18.43	22.87	12	0.30	(c)	6.52	(c)	3.56	(c)	21

$(1.06)	$19.47	6.10%	$5,939	0.20	%(c)	2.69	%(c)	4.01	%(c)	33%
(0.81)	19.39	10.02	5,553	0.20		5.26		3.32		24
—	18.45	23.00	4,306	0.20	(c)	6.42	(c)	3.66	(c)	21

$(1.01)	$19.44	5.96%	$14	0.45	%(c)	2.94	%(c)	3.79	%(c)	33%
(0.78)	19.34	9.75	13	0.45		5.54		3.17		24
—	18.40	22.67	12	0.45	(c)	6.67	(c)	3.41	(c)	21

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	105

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions 2020:
Class A
5/31/2011+	$19.43	$0.29	$0.97	$1.26	$(0.83)	$(0.31)
11/30/2010	18.58	0.52	1.18	1.70	(0.66)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.53	3.05	3.58	—	—
Class C
5/31/2011+	$19.21	$0.20	$0.98	$1.18	$(0.76)	$(0.31)
11/30/2010	18.46	0.32	1.22	1.54	(0.60)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.40	3.06	3.46	—	—
Class D
5/31/2011+	$19.43	$0.41	$0.85	$1.26	$(0.81)	$(0.31)
11/30/2010	18.59	0.52	1.17	1.69	(0.66)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.53	3.06	3.59	—	—
Class R
5/31/2011+	$19.40	$0.31	$0.92	$1.23	$(0.76)	$(0.31)
11/30/2010	18.55	0.55	1.09	1.64	(0.60)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.47	3.08	3.55	—	—
Class P
5/31/2011+	$19.51	$0.36	$0.92	$1.28	$(0.84)	$(0.31)
11/30/2010	18.62	0.64	1.10	1.74	(0.66)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.54	3.08	3.62	—	—
Institutional Class
5/31/2011+	$19.53	$0.36	$0.93	$1.29	$(0.86)	$(0.31)
11/30/2010	18.64	0.64	1.12	1.76	(0.68)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.55	3.09	3.64	—	—
Administrative Class
5/31/2011+	$19.48	$0.34	$0.92	$1.26	$(0.81)	$(0.31)
11/30/2010	18.60	0.61	1.10	1.71	(0.64)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.52	3.08	3.60	—	—
+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gains distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

106	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover Rate

$(1.14)	$19.55	6.76%	$303	0.53	%(c)	3.65	%(c)	3.06	%(c)	27%
(0.85)	19.43	9.60	154	0.53		6.52		2.79		23
—	18.58	23.87	40	0.53	(c)	10.16	(c)	3.38	(c)	25

$(1.07)	$19.32	6.37%	$688	1.28	%(c)	4.40	%(c)	2.12	%(c)	27%
(0.79)	19.21	8.72	204	1.28		8.05		1.72		23
—	18.46	23.07	30	1.28	(c)	10.57	(c)	2.63	(c)	25

$(1.12)	$19.57	6.78%	$91	0.53	%(c)	3.66	%(c)	4.28	%(c)	27%
(0.85)	19.43	9.54	187	0.53		5.95		2.80		23
—	18.59	23.93	65	0.53	(c)	10.35	(c)	3.38	(c)	25

$(1.07)	$19.56	6.66%	$14	0.78	%(c)	3.90	%(c)	3.26	%(c)	27%
(0.79)	19.40	9.25	13	0.78		6.30		2.99		23
—	18.55	23.67	12	0.78	(c)	8.76	(c)	3.13	(c)	25

$(1.15)	$19.64	6.88%	$15	0.33	%(c)	3.46	%(c)	3.71	%(c)	27%
(0.85)	19.51	9.81	14	0.33		5.93		3.44		23
—	18.62	24.13	13	0.33	(c)	6.56	(c)	3.58	(c)	25

$(1.17)	$19.65	6.92%	$5,309	0.23	%(c)	3.37	%(c)	3.78	%(c)	27%
(0.87)	19.53	9.90	4,834	0.23		5.80		3.44		23
—	18.64	24.27	3,654	0.23	(c)	6.46	(c)	3.68	(c)	25

$(1.12)	$19.62	6.79%	$15	0.48	%(c)	3.62	%(c)	3.56	%(c)	27%
(0.83)	19.48	9.63	14	0.48		6.08		3.29		23
—	18.60	24.00	12	0.48	(c)	6.71	(c)	3.43	(c)	25

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	107

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions 2030:
Class A
5/31/2011+	$20.78	$0.29	$1.60	$1.89	$(0.85)	$(0.56)
11/30/2010	19.36	0.50	1.59	2.09	(0.51)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.41	3.95	4.36	—	—
Class C
5/31/2011+	$20.59	$0.22	$1.59	$1.81	$(0.80)	$(0.56)
11/30/2010	19.28	0.26	1.66	1.92	(0.45)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.28	4.00	4.28	—	—
Class D
5/31/2011+	$20.82	$0.33	$1.56	$1.89	$(0.85)	$(0.56)
11/30/2010	19.40	0.47	1.62	2.09	(0.51)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.41	3.99	4.40	—	—
Class R
5/31/2011+	$20.80	$0.31	$1.57	$1.88	$(0.80)	$(0.56)
11/30/2010	19.37	0.49	1.54	2.03	(0.44)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.34	4.03	4.37	—	—
Class P
5/31/2011+	$20.92	$0.34	$1.58	$1.92	$(0.87)	$(0.56)
11/30/2010	19.45	0.58	1.56	2.14	(0.51)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.41	4.04	4.45	—	—
Institutional Class
5/31/2011+	$20.94	$0.36	$1.57	$1.93	$(0.89)	$(0.56)
11/30/2010	19.47	0.59	1.56	2.15	(0.52)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.43	4.04	4.47	—	—
Administrative Class
5/31/2011+	$20.88	$0.34	$1.58	$1.92	$(0.85)	$(0.56)
11/30/2010	19.43	0.55	1.54	2.09	(0.48)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.39	4.04	4.43	—	—
+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gains distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

108	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover Rate

$(1.41)	$21.26	9.48%	$461	0.55	%(c)	3.24	%(c)	2.82	%(c)	25%
(0.67)	20.78	11.07	286	0.63		5.46		2.57		33
—	19.36	29.07	179	0.63	(c)	9.16	(c)	2.47	(c)	11

$(1.36)	$21.04	9.19%	$791	1.30	%(c)	3.97	%(c)	2.11	%(c)	25%
(0.61)	20.59	10.17	542	1.38		7.39		1.32		33
—	19.28	28.53	78	1.38	(c)	9.74	(c)	1.72	(c)	11

$(1.41)	$21.30	9.50%	$351	0.56	%(c)	3.25	%(c)	3.16	%(c)	25%
(0.67)	20.82	11.04	295	0.63		5.63		2.41		33
—	19.40	29.33	123	0.63	(c)	8.98	(c)	2.47	(c)	11

$(1.36)	$21.32	9.40%	$16	0.81	%(c)	3.49	%(c)	2.94	%(c)	25%
(0.60)	20.80	10.73	14	0.88		5.79		2.53		33
—	19.37	29.13	13	0.88	(c)	7.74	(c)	2.22	(c)	11

$(1.43)	$21.41	9.61%	$20	0.36	%(c)	3.07	%(c)	3.30	%(c)	25%
(0.67)	20.92	11.27	14	0.43		5.41		2.97		33
—	19.45	29.67	13	0.43	(c)	6.37	(c)	2.67	(c)	11

$(1.45)	$21.42	9.66%	$6,066	0.26	%(c)	2.98	%(c)	3.42	%(c)	25%
(0.68)	20.94	11.35	5,145	0.33		5.29		3.02		33
—	19.47	29.80	4,163	0.33	(c)	6.27	(c)	2.77	(c)	11

$(1.41)	$21.39	9.53%	$16	0.51	%(c)	3.21	%(c)	3.24	%(c)	25%
(0.64)	20.88	11.04	14	0.58		5.55		2.82		33
—	19.43	29.53	13	0.58	(c)	6.52	(c)	2.52	(c)	11

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	109

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions 2040:
Class A
5/31/2011+	$21.88	$0.26	$2.40	$2.66	$(0.97)	$(0.94)
11/30/2010	20.08	0.73	1.71	2.44	(0.49)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.30	4.78	5.08	—	—
Class C
5/31/2011+	$21.65	$0.12	$2.45	$2.57	$(0.73)	$(0.94)
11/30/2010	19.92	0.57	1.69	2.26	(0.38)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.19	4.73	4.92	—	—
Class D
5/31/2011+	$21.88	$0.45	$2.21	$2.66	$(1.03)	$(0.94)
11/30/2010	20.05	0.52	1.92	2.44	(0.46)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.32	4.73	5.05	—	—
Class R
5/31/2011+	$21.85	$0.32	$2.32	$2.64	$(0.95)	$(0.94)
11/30/2010	20.03	0.59	1.80	2.39	(0.42)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.26	4.77	5.03	—	—
Class P
5/31/2011+	$21.97	$0.37	$2.33	$2.70	$(1.03)	$(0.94)
11/30/2010	20.12	0.68	1.80	2.48	(0.48)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.33	4.79	5.12	—	—
Institutional Class
5/31/2011+	$22.00	$0.38	$2.33	$2.71	$(1.05)	$(0.94)
11/30/2010	20.13	0.70	1.82	2.52	(0.50)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.35	4.78	5.13	—	—
Administrative Class
5/31/2011+	$21.93	$0.35	$2.33	$2.68	$(1.00)	$(0.94)
11/30/2010	20.09	0.65	1.80	2.45	(0.46)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.31	4.78	5.09	—	—
+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gains distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

110	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover Rate

$(1.91)	$22.63	12.82%	$195	0.50	%(c)	3.73	%(c)	2.34	%(c)	27%
(0.64)	21.88	12.48	79	0.56		5.99		3.57		44
—	20.08	33.87	23	0.56	(c)	11.53	(c)	1.93	(c)	13

$(1.67)	$22.55	12.44%	$105	1.24	%(c)	4.51	%(c)	1.09	%(c)	27%
(0.53)	21.65	11.61	22	1.31		6.66		2.82		44
—	19.92	32.80	42	1.31	(c)	11.89	(c)	1.18	(c)	13

$(1.97)	$22.57	12.82%	$221	0.52	%(c)	3.67	%(c)	4.07	%(c)	27%
(0.61)	21.88	12.49	177	0.56		6.58		2.51		44
—	20.05	33.67	45	0.56	(c)	10.43	(c)	1.93	(c)	13

$(1.89)	$22.60	12.70%	$17	0.77	%(c)	3.94	%(c)	2.93	%(c)	27%
(0.57)	21.85	12.19	15	0.81		6.50		2.90		44
—	20.03	33.53	14	0.81	(c)	10.01	(c)	1.68	(c)	13

$(1.97)	$22.70	12.95%	$17	0.32	%(c)	3.54	%(c)	3.36	%(c)	27%
(0.63)	21.97	12.64	15	0.36		6.10		3.35		44
—	20.12	34.13	13	0.36	(c)	6.43	(c)	2.13	(c)	13

$(1.99)	$22.72	12.99%	$5,832	0.21	%(c)	3.44	%(c)	3.41	%(c)	27%
(0.65)	22.00	12.83	4,769	0.26		5.98		3.43		44
—	20.13	34.20	4,100	0.26	(c)	6.33	(c)	2.23	(c)	13

$(1.94)	$22.67	12.87%	$17	0.47	%(c)	3.69	%(c)	3.21	%(c)	27%
(0.61)	21.93	12.48	15	0.51		6.24		3.20		44
—	20.09	33.93	13	0.51	(c)	6.58	(c)	1.98	(c)	13

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	111

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions 2050:
Class A
5/31/2011+	$22.00	$0.34	$2.52	$2.86	$(1.09)	$(1.02)
11/30/2010	20.07	0.62	1.93	2.55	(0.43)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.31	4.76	5.07	—	—
Class C
5/31/2011+	$21.85	$0.25	$2.51	$2.76	$(1.01)	$(1.02)
11/30/2010	19.96	0.43	1.96	2.39	(0.31)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.18	4.78	4.96	—	—
Class D
5/31/2011+	$22.01	$0.32	$2.54	$2.86	$(1.09)	$(1.02)
11/30/2010	20.09	0.62	1.93	2.55	(0.44)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.32	4.77	5.09	—	—
Class R
5/31/2011+	$21.97	$0.33	$2.51	$2.84	$(1.04)	$(1.02)
11/30/2010	20.06	0.61	1.88	2.49	(0.39)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.26	4.80	5.06	—	—
Class P
5/31/2011+	$22.10	$0.38	$2.51	$2.89	$(1.11)	$(1.02)
11/30/2010	20.14	0.71	1.89	2.60	(0.45)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.33	4.81	5.14	—	—
Institutional Class
5/31/2011+	$22.12	$0.38	$2.53	$2.91	$(1.14)	$(1.02)
11/30/2010	20.16	0.73	1.89	2.62	(0.47)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.34	4.82	5.16	—	—
Administrative Class
5/31/2011+	$22.06	$0.37	$2.50	$2.87	$(1.08)	$(1.02)
11/30/2010	20.11	0.68	1.89	2.57	(0.43)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.30	4.81	5.11	—	—
+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gains distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

112	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover Rate

$(2.11)	$22.75	13.75%	$77	0.51	%(c)	3.72	%(c)	3.10	%(c)	23%
(0.62)	22.00	13.02	57	0.56		6.28		3.05		37
—	20.07	33.80	30	0.56	(c)	9.92	(c)	1.91	(c)	11

$(2.03)	$22.58	13.35%	$54	1.26	%(c)	4.48	%(c)	2.27	%(c)	23%
(0.50)	21.85	12.21	35	1.31		7.37		2.11		37
—	19.96	33.07	13	1.31	(c)	10.64	(c)	1.16	(c)	11

$(2.11)	$22.76	13.80%	$218	0.51	%(c)	3.73	%(c)	2.85	%(c)	23%
(0.63)	22.01	12.99	166	0.56		6.36		3.04		37
—	20.09	33.93	91	0.56	(c)	11.64	(c)	1.91	(c)	11

$(2.06)	$22.75	13.64%	$19	0.76	%(c)	3.95	%(c)	3.00	%(c)	23%
(0.58)	21.97	12.75	17	0.81		6.49		2.98		37
—	20.06	33.73	13	0.81	(c)	10.14	(c)	1.66	(c)	11

$(2.13)	$22.86	13.86%	$18	0.32	%(c)	3.57	%(c)	3.46	%(c)	23%
(0.64)	22.10	13.26	15	0.36		6.08		3.48		37
—	20.14	34.27	14	0.36	(c)	7.10	(c)	2.11	(c)	11

$(2.16)	$22.87	13.91%	$5,827	0.21	%(c)	3.46	%(c)	3.44	%(c)	23%
(0.66)	22.12	13.34	4,619	0.26		5.97		3.56		37
—	20.16	34.40	3,963	0.26	(c)	7.00	(c)	2.21	(c)	11

$(2.10)	$22.83	13.78%	$17	0.47	%(c)	3.72	%(c)	3.31	%(c)	23%
(0.62)	22.06	13.09	15	0.51		6.23		3.32		37
—	20.11	34.07	14	0.51	(c)	7.25	(c)	1.96	(c)	11

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	113

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions Global Allocation:
Class A
5/31/2011+	$10.58	$0.16	$0.91	$1.07	$(0.26)	$—
11/30/2010	9.84	0.26	0.85	1.11	(0.37)	—
7/1/2009** - 11/30/2009	8.45	0.08	1.35	1.43	(0.04)	—
6/30/2009	10.62	0.30	(1.98)	(1.68)	(0.40)	—
6/30/2008	12.57	0.33	(0.96)	(0.63)	(0.86)	(0.32)
6/30/2007	11.78	0.24	1.47	1.71	(0.77)	(0.15)
6/30/2006	11.08	0.19	0.80	0.99	(0.16)	(0.13)
Class B
5/31/2011+	$10.74	$0.14	$0.91	$1.05	$(0.21)	$—
11/30/2010	9.92	0.22	0.83	1.05	(0.23)	—
7/1/2009** - 11/30/2009	8.53	0.05	1.36	1.41	(0.02)	—
6/30/2009	10.70	0.23	(1.99)	(1.76)	(0.33)	—
6/30/2008	12.57	0.24	(0.96)	(0.72)	(0.69)	(0.32)
6/30/2007	11.72	0.15	1.46	1.61	(0.61)	(0.15)
6/30/2006	11.01	0.10	0.81	0.91	(0.07)	(0.13)
Class C
5/31/2011+	$10.69	$0.12	$0.92	$1.04	$(0.22)	$—
11/30/2010	9.89	0.19	0.85	1.04	(0.24)	—
7/1/2009** - 11/30/2009	8.50	0.05	1.36	1.41	(0.02)	—
6/30/2009	10.68	0.24	(2.01)	(1.77)	(0.33)	—
6/30/2008	12.55	0.24	(0.95)	(0.71)	(0.70)	(0.32)
6/30/2007	11.72	0.15	1.46	1.61	(0.63)	(0.15)
6/30/2006	11.01	0.10	0.81	0.91	(0.07)	(0.13)
Class D
5/31/2011+	$10.56	$0.10	$0.97	$1.07	$(0.27)	$—
11/30/2010	9.83	0.23	0.87	1.10	(0.37)	—
7/1/2009** - 11/30/2009	8.44	0.08	1.35	1.43	(0.04)	—
5/4/2009* - 6/30/2009	8.20	0.02	0.27	0.29	(0.04)	—
Class R
5/31/2011+	$10.54	$0.15	$0.90	$1.05	$(0.25)	$—
11/30/2010	9.81	0.24	0.84	1.08	(0.35)	—
7/1/2009** - 11/30/2009	8.44	0.07	1.34	1.41	(0.04)	—
5/4/2009* - 6/30/2009	8.20	0.02	0.27	0.29	(0.04)	—
Class P
5/31/2011+	$10.56	$0.16	$0.91	$1.07	$(0.27)	$—
11/30/2010	9.84	0.26	0.86	1.12	(0.40)	—
7/1/2009** - 11/30/2009	8.44	0.08	1.36	1.44	(0.04)	—
5/4/2009* - 6/30/2009	8.20	0.03	0.26	0.29	(0.04)	—
Institutional Class
5/31/2011+	$10.48	$0.17	$0.91	$1.08	$(0.27)	$—
11/30/2010	9.77	0.29	0.83	1.12	(0.41)	—
7/1/2009** - 11/30/2009	8.38	0.09	1.34	1.43	(0.04)	—
6/30/2009	10.55	0.33	(1.97)	(1.64)	(0.43)	—
6/30/2008	12.54	0.36	(0.91)	(0.55)	(0.98)	(0.32)
6/30/2007	11.80	0.33	1.44	1.77	(0.88)	(0.15)
6/30/2006	11.09	0.24	0.82	1.06	(0.22)	(0.13)
Administrative Class
5/31/2011+	$10.78	$0.05	$1.04	$1.09	$(0.26)	$—
11/30/2010	9.83	0.27	0.86	1.13	(0.18)	—
7/1/2009** - 11/30/2009	8.44	0.08	1.35	1.43	(0.04)	—
5/4/2009* - 6/30/2009	8.20	0.03	0.26	0.29	(0.04)	—
+	Unaudited.
*	Commencement of operations.
**	On April 14, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from June 30 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.

114	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

Return of Capital Distributions	Total Dividends and Distributions	Redemption Fees (a)(f)		Net Asset Value End of Period	Total Return (c)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover Rate

$—	$(0.26)	$—		$11.39	10.27%	$86,254	0.49	%(e)	1.33	%(e)	2.92	%(e)	29%
—	(0.37)	—		10.58	11.56	72,415	0.51		1.42		2.58		46
—	(0.04)	—		9.84	16.93	57,225	0.52	(e)	1.39	(e)	1.98	(e)	11
(0.09)	(0.49)	—	(b)	8.45	(15.51)	47,224	0.63		0.76		3.51		69
(0.14)	(1.32)	—	(b)	10.62	(5.45)	63,265	0.65		0.65		2.74		17
—	(0.92)	—	(b)	12.57	14.82	70,370	0.72		0.72		1.98		17
—	(0.29)	—	(b)	11.78	9.03	65,643	0.65		0.65		1.65		6

$—	$(0.21)	$—		$11.58	9.76%	$14,348	1.24	%(e)	2.16	%(e)	2.45	%(e)	29%
—	(0.23)	—		10.74	10.86	18,030	1.26		2.19		2.13		46
—	(0.02)	—		9.92	16.44	31,698	1.27	(e)	2.11	(e)	1.23	(e)	11
(0.08)	(0.41)	—	(b)	8.53	(16.12)	29,177	1.39		1.50		2.67		69
(0.14)	(1.15)	—	(b)	10.70	(6.07)	60,519	1.40		1.40		2.03		17
—	(0.76)	—	(b)	12.57	13.98	82,725	1.47		1.47		1.19		17
—	(0.20)	—	(b)	11.72	8.20	80,506	1.40		1.40		0.86		6

$—	$(0.22)	$—		$11.51	9.95%	$94,144	1.24	%(e)	2.08	%(e)	2.22	%(e)	29%
—	(0.24)	—		10.69	10.65	87,546	1.26		2.16		1.93		46
—	(0.02)	—		9.89	16.62	89,277	1.27	(e)	2.14	(e)	1.23	(e)	11
(0.08)	(0.41)	—	(b)	8.50	(16.21)	80,857	1.39		1.50		2.74		69
(0.14)	(1.16)	—	(b)	10.68	(6.10)	138,659	1.40		1.40		1.99		17
—	(0.78)	—	(b)	12.55	14.06	168,495	1.47		1.47		1.23		17
—	(0.20)	—	(b)	11.72	8.21	140,987	1.40		1.40		0.87		6

$—	$(0.27)	$—		$11.36	10.27%	$208	0.47	%(e)	1.31	%(e)	1.83	%(e)	29%
—	(0.37)	—		10.56	11.48	34	0.51		1.41		2.28		46
—	(0.04)	—		9.83	16.95	13	0.52	(e)	1.38	(e)	1.98	(e)	11
(0.01)	(0.05)	—		8.44	3.55	10	0.52	(e)	1.34	(e)	1.85	(e)	69

$—	$(0.25)	$—		$11.34	10.10%	$15	0.74	%(e)	1.56	%(e)	2.72	%(e)	29%
—	(0.35)	—		10.54	11.30	13	0.76		1.64		2.38		46
—	(0.04)	—		9.81	16.78	12	0.77	(e)	1.63	(e)	1.73	(e)	11
(0.01)	(0.05)	—		8.44	3.52	10	0.77	(e)	1.68	(e)	1.61	(e)	69

$—	$(0.27)	$—		$11.36	10.29%	$10,045	0.29	%(e)	1.18	%(e)	2.96	%(e)	29%
—	(0.40)	—		10.56	11.77	6,433	0.31		1.39		2.54		46
—	(0.04)	—		9.84	16.99	1,658	0.31	(e)	1.21	(e)	2.19	(e)	11
(0.01)	(0.05)	—		8.44	3.55	1,477	0.27	(e)	1.37	(e)	2.04	(e)	69

$—	$(0.27)	$—		$11.29	10.49%	$47,256	0.19	%(e)	1.07	%(e)	3.15	%(e)	29%
—	(0.41)	—		10.48	11.88	37,093	0.21		1.15		2.91		46
—	(0.04)	—		9.77	17.14	31,841	0.20	(e)	1.11	(e)	2.30	(e)	11
(0.10)	(0.53)	—	(b)	8.38	(15.16)	16,150	0.13		0.30		3.89		69
(0.14)	(1.44)	—	(b)	10.55	(4.85)	15,564	0.10		0.10		3.04		17
—	(1.03)	—	(b)	12.54	15.49	13,155	0.17		0.17		2.64		17
—	(0.35)	—	(b)	11.80	9.56	745	0.10		0.10		2.05		6

$—	$(0.26)	$—		$11.61	10.29%	$1,799	0.44	%(e)	1.31	%(e)	0.88	%(e)	29%
—	(0.18)	—		10.78	11.62	14	0.46		1.37		2.68		46
—	(0.04)	—		9.83	17.07	12	0.52	(e)	1.36	(e)	1.98	(e)	11
(0.01)	(0.05)	—		8.44	3.57	10	0.32	(e)	1.20	(e)	2.05	(e)	69
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends, capital gains and return of capital distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized.
(f)	Effective May 1, 2009, Fund redemption fees were eliminated.

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	115

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
AGI Solutions Global Growth Allocation:
Class A
5/31/2011+	$22.03	$0.24	$2.57	$2.81	$(0.91)	$(0.52)	$(1.43)
11/30/2010	19.96	0.47	2.09	2.56	(0.35)	(0.14)	(0.49)
4/27/2009* - 11/30/2009	15.00	0.17	4.79	4.96	—	—	—
Class C
5/31/2011+	$21.81	$0.19	$2.51	$2.70	$(0.76)	$(0.52)	$(1.28)
11/30/2010	19.87	0.44	1.96	2.40	(0.32)	(0.14)	(0.46)
4/27/2009* - 11/30/2009	15.00	0.09	4.78	4.87	—	—	—
Class D
5/31/2011+	$22.06	$0.39	$2.42	$2.81	$(0.88)	$(0.52)	$(1.40)
11/30/2010	19.96	0.63	1.94	2.57	(0.33)	(0.14)	(0.47)
4/27/2009* - 11/30/2009	15.00	0.17	4.79	4.96	—	—	—
Class R
5/31/2011+	$22.01	$0.36	$2.41	$2.77	$(0.82)	$(0.52)	$(1.34)
11/30/2010	19.93	0.62	1.91	2.53	(0.31)	(0.14)	(0.45)
4/27/2009* - 11/30/2009	15.00	0.14	4.79	4.93	—	—	—
Class P
5/31/2011+	$22.12	$0.41	$2.42	$2.83	$(0.90)	$(0.52)	$(1.42)
11/30/2010	19.99	0.71	1.91	2.62	(0.35)	(0.14)	(0.49)
4/27/2009* - 11/30/2009	15.00	0.19	4.80	4.99	—	—	—
Institutional Class
5/31/2011+	$22.14	$0.42	$2.43	$2.85	$(0.92)	$(0.52)	$(1.44)
11/30/2010	20.00	0.73	1.91	2.64	(0.36)	(0.14)	(0.50)
4/27/2009* - 11/30/2009	15.00	0.20	4.80	5.00	—	—	—
Administrative Class
5/31/2011+	$22.08	$0.39	$2.43	$2.82	$(0.87)	$(0.52)	$(1.39)
11/30/2010	19.97	0.68	1.90	2.58	(0.33)	(0.14)	(0.47)
4/27/2009* - 11/30/2009	15.00	0.17	4.80	4.97	—	—	—
+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gains distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

116	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover Rate

$23.41	13.18%	$4,952	0.49	%(c)	2.98	%(c)	2.13	%(c)	29%
22.03	13.08	815	0.54		5.64		2.29		66
19.96	33.07	41	0.54	(c)	6.46	(c)	1.57	(c)	6

$23.23	12.77%	$1,357	1.24	%(c)	3.75	%(c)	1.65	%(c)	29%
21.81	12.34	497	1.29		6.28		2.18		66
19.87	32.47	181	1.29	(c)	7.21	(c)	0.82	(c)	6

$23.47	13.17%	$57	0.50	%(c)	2.99	%(c)	3.39	%(c)	29%
22.06	13.15	22	0.54		5.48		3.05		66
19.96	33.07	13	0.54	(c)	6.46	(c)	1.57	(c)	6

$23.44	12.99%	$17	0.75	%(c)	3.23	%(c)	3.17	%(c)	29%
22.01	12.91	15	0.79		5.61		3.04		66
19.93	32.87	13	0.79	(c)	6.71	(c)	1.32	(c)	6

$23.53	13.24%	$17	0.30	%(c)	2.83	%(c)	3.61	%(c)	29%
22.12	13.38	15	0.34		5.21		3.48		66
19.99	33.27	13	0.34	(c)	6.31(c	)	1.77	(c)	6

$23.55	13.33%	$5,097	0.20	%(c)	2.72	%(c)	3.71	%(c)	29%
22.14	13.49	4,484	0.24		5.11		3.58		66
20.00	33.33	3,920	0.24	(c)	6.21	(c)	1.87	(c)	6

$23.51	13.20%	$17	0.45	%(c)	2.97	%(c)	3.46	%(c)	29%
22.08	13.20	15	0.49		5.36		3.33		66
19.97	33.13	13	0.49	(c)	6.46	(c)	1.62	(c)	6

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	117

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
AGI Solutions Retirement Income:
Class A
5/31/2011+	$18.52	$0.30	$0.68	$0.98	$(0.41)	$(0.20)	$(0.61)
11/30/2010	17.81	0.47	1.05	1.52	(0.61)	(0.20)	(0.81)
12/29/2008* - 11/30/2009	15.00	0.53	2.71	3.24	(0.43)	—	(0.43)
Class C
5/31/2011+	$18.36	$0.22	$0.68	$0.90	$(0.35)	$(0.20)	$(0.55)
11/30/2010	17.83	0.28	1.11	1.39	(0.66)	(0.20)	(0.86)
12/29/2008* - 11/30/2009	15.00	0.41	2.72	3.13	(0.30)	—	(0.30)
Class D
5/31/2011+	$18.60	$0.27	$0.71	$0.98	$(0.41)	$(0.20)	$(0.61)
11/30/2010	17.83	0.49	1.04	1.53	(0.56)	(0.20)	(0.76)
12/29/2008* - 11/30/2009	15.00	0.52	2.72	3.24	(0.41)	—	(0.41)
Class R
5/31/2011+	$18.73	$0.31	$0.66	$0.97	$(0.24)	$(0.20)	$(0.44)
11/30/2010	17.86	0.49	1.01	1.50	(0.43)	(0.20)	(0.63)
12/29/2008* - 11/30/2009	15.00	0.47	2.74	3.21	(0.35)	—	(0.35)
Class P
5/31/2011+	$18.41	$0.35	$0.63	$0.98	$(0.25)	$(0.20)	$(0.45)
11/30/2010	17.85	0.57	0.99	1.56	(0.80)	(0.20)	(1.00)
12/29/2008* - 11/30/2009	15.00	0.54	2.74	3.28	(0.43)	—	(0.43)
Institutional Class
5/31/2011+	$18.40	$0.37	$0.62	$0.99	$(0.43)	$(0.20)	$(0.63)
11/30/2010	17.85	0.57	1.01	1.58	(0.83)	(0.20)	(1.03)
12/29/2008* - 11/30/2009	15.00	0.55	2.74	3.29	(0.44)	—	(0.44)
Administrative Class
5/31/2011+	$18.40	$0.34	$0.64	$0.98	$(0.25)	$(0.20)	$(0.45)
11/30/2010	17.83	0.54	0.99	1.53	(0.76)	(0.20)	(0.96)
12/29/2008* - 11/30/2009	15.00	0.52	2.74	3.26	(0.43)	—	(0.43)
+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gains distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

118	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover Rate

$18.89	5.43%	$1,634	0.52	%(c)	2.83	%(c)	3.18	%(c)	38%
18.52	8.86	595	0.52		5.29		2.65		22
17.81	21.95	256	0.52	(c)	8.79	(c)	3.42	(c)	26

$18.71	5.00%	$2,626	1.27	%(c)	3.56	%(c)	2.45	%(c)	38%
18.36	8.09	1,398	1.27		6.16		1.56		22
17.83	21.11	133	1.27	(c)	10.38	(c)	2.67	(c)	26

$18.97	5.35%	$460	0.52	%(c)	2.98	%(c)	2.96	%(c)	38%
18.60	8.89	179	0.52		5.75		2.75		22
17.83	21.93	73	0.52	(c)	8.81	(c)	3.42	(c)	26

$19.26	5.23%	$16	0.77	%(c)	7.72	%(c)	3.34	%(c)	38%
18.73	8.61	15	0.77		5.62		2.70		22
17.86	21.72	12	0.77	(c)	7.31	(c)	3.17	(c)	26

$18.94	5.49%	$14	0.32	%(c)	7.81	%(c)	3.80	%(c)	38%
18.41	9.13	13	0.32		5.13		3.20		22
17.85	22.19	12	0.32	(c)	6.06	(c)	3.62	(c)	26

$18.76	5.56%	$4,888	0.22	%(c)	2.54	%(c)	3.99	%(c)	38%
18.40	9.24	4,803	0.22		5.04		3.22		22
17.85	22.30	3,779	0.22	(c)	5.96	(c)	3.72	(c)	26

$18.93	5.45%	$14	0.47	%(c)	7.96	%(c)	3.65	%(c)	38%
18.40	8.94	13	0.47		5.28		3.05		22
17.83	22.03	12	0.47	(c)	6.21	(c)	3.47	(c)	26

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	119

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
AGIC Convertible:
Class A
5/31/2011+	$28.21	$0.29	$3.07	$3.36	$(0.41)	$—	$(0.41)
4/12/2010* - 11/30/2010	26.22	0.38	1.82	2.20	(0.21)	—	(0.21)
Class C
5/31/2011+	$28.30	$0.18	$3.10	$3.28	$(0.35)	$—	$(0.35)
4/12/2010* - 11/30/2010	26.22	0.24	1.84	2.08	— (e)	—	— (e)
Class D
5/31/2011+	$28.16	$0.29	$3.07	$3.36	$(0.41)	$—	$(0.41)
4/12/2010* - 11/30/2010	26.22	0.40	1.79	2.19	(0.25)	—	(0.25)
Class R
5/31/2011+	$28.17	$0.25	$3.08	$3.33	$(0.36)	$—	$(0.36)
4/12/2010* - 11/30/2010	26.22	0.33	1.82	2.15	(0.20)	—	(0.20)
Class P
5/31/2011+	$28.12	$0.31	$3.07	$3.38	$(0.42)	$—	$(0.42)
6/7/2010* - 11/30/2010	24.02	0.27	4.11	4.38	(0.28)	—	(0.28)
Institutional Class
5/31/2011+	$28.08	$0.33	$3.06	$3.39	$(0.43)	$—	$(0.43)
11/30/2010	23.92	0.62	4.20	4.82	(0.66)	—	(0.66)
4/1/2009** - 11/30/2009	19.01	0.50	4.77	5.27	(0.36)	—	(0.36)
3/31/2009	24.88	0.43	(5.73)	(5.30)	(0.43)	(0.14)	(0.57)
3/31/2008	24.35	0.37	0.58	0.95	(0.32)	(0.10)	(0.42)
3/31/2007	24.57	0.45	2.03	2.48	(0.47)	(2.23)	(2.70)
3/31/2006	22.44	0.27	3.45	3.72	(0.55)	(1.04)	(1.59)
Administrative Class
5/31/2011+	$28.14	$0.29	$3.06	$3.35	$(0.41)	$—	$(0.41)
4/12/2010* - 11/30/2010	26.22	0.37	1.83	2.20	(0.28)	—	(0.28)
AGIC Focused Opportunity:
Class A
12/27/2010* - 5/31/2011+	$15.00	$(0.03)	$2.71	$2.68	$—	$—	$—
Institutional Class
12/27/2010* - 5/31/2011+	$15.00	$(0.04)	$2.76	$2.72	$—	$—	$—
+	Unaudited.
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gains distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 0.99%, 0.98%, 0.89%, 0.85% and 0.87% for the period ended November 30, 2009 and the years ended March 31, 2009, March 31, 2008, March 31, 2007 and March 31, 2006, respectively.
(e)	Less than $(0.01) per share.

120	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$31.16	12.03%	$68,971	0.95	%(c)	0.95	%(c)	1.89	%(c)	89%
28.21	8.46	10,500	0.96	(c)	0.97	(c)	2.25	(c)	116

$31.23	11.66%	$20,694	1.74	%(c)	1.74	%(c)	1.19	%(c)	89%
28.30	7.94	227	1.77	(c)	1.77	(c)	1.40	(c)	116

$31.11	12.08%	$52,577	0.95	%(c)	0.95	%(c)	1.86	%(c)	89%
28.16	8.46	2,180	0.93	(c)	0.94	(c)	2.31	(c)	116

$31.14	11.91%	$20	1.20	%(c)	1.20	%(c)	1.67	%(c)	89%
28.17	8.29	11	1.25	(c)	1.26	(c)	1.97	(c)	116

$31.08	12.11%	$41,567	0.78	%(c)	0.79	%(c)	2.07	%(c)	89%
28.12	18.34	21,417	0.84	(c)	0.87	(c)	2.35	(c)	116

$31.04	12.18%	$584,625	0.68	%(c)	0.68	%(c)	2.17	%(c)	89%
28.08	20.46	471,226	0.77		0.80		2.42		116
23.92	27.85	64,996	1.00	(c)(d)	1.00	(c)	3.34	(c)	84
19.01	(21.30)	20,664	1.03	(d)	1.03		1.86		91
24.88	3.84	47,773	1.03	(d)	1.03		1.45		98
24.35	10.79	39,022	1.02	(d)	1.02		1.89		92
24.57	17.15	31,627	1.03	(d)	1.14		1.02		92

$31.08	12.04%	$1,520	0.98	%(c)	0.98	%(c)	1.89	%(c)	89%
28.14	8.45	11	0.98	(c)	0.99	(c)	2.23	(c)	116

$17.68	17.87%	$606	1.45	%(c)	4.29	%(c)	(0.47	)%(c)	85%

$17.72	18.13%	$3,755	1.10	%(c)	4.30	%(c)	(0.51	)%(c)	85%

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	121

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income
AGIC High Yield Bond:
Class A
5/31/2011+	$10.03	$0.38	$0.44	$0.82	$(0.41)
4/12/2010* - 11/30/2010	9.65	0.49	0.19	0.68	(0.30)
Class C
5/31/2011+	$10.02	$0.34	$0.45	$0.79	$(0.37)
4/12/2010* - 11/30/2010	9.65	0.45	0.19	0.64	(0.27)
Class D
5/31/2011+	$9.79	$0.37	$0.45	$0.82	$(0.41)
4/12/2010* - 11/30/2010	9.65	0.48	0.18	0.66	(0.52)
Class R
5/31/2011+	$9.80	$0.36	$0.44	$0.80	$(0.39)
4/12/2010* - 11/30/2010	9.65	0.47	0.18	0.65	(0.50)
Class P
5/31/2011+	$9.78	$0.38	$0.44	$0.82	$(0.42)
4/12/2010* - 11/30/2010	9.65	0.50	0.17	0.67	(0.54)
Institutional Class
5/31/2011+	$9.80	$0.39	$0.43	$0.82	$(0.42)
11/30/2010	9.17	0.83	0.61	1.44	(0.81)
4/1/2009**-11/30/2009	7.40	0.52	1.77	2.29	(0.52)
3/31/2009	9.36	0.71	(1.90)	(1.19)	(0.77)
3/31/2008	10.27	0.76	(0.86)	(0.10)	(0.81)
3/31/2007	10.00	0.73	0.30	1.03	(0.76)
3/31/2006	10.04	0.70	0.02	0.72	(0.76)
Administrative Class
5/31/2011+	$9.78	$0.37	$0.44	$0.81	$(0.41)
4/12/2010* - 11/30/2010	9.65	0.49	0.17	0.66	(0.53)
+	Unaudited.
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gains distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 0.61%, 0.61%, 0.57%, 0.52% and 0.56% for the period ended November 30, 2009 and the years ended March 31, 2009, March 31, 2008, March 31, 2007 and March 31, 2006, respectively.

122	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$10.44	8.29%	$11,256	0.99	%(c)	0.99	%(c)	7.27	%(c)	95%
10.03	7.07	1,296	1.11	(c)	1.47	(c)	7.70	(c)	144

$10.44	7.99%	$3,840	1.75	%(c)	1.75	%(c)	6.63	%(c)	95%
10.02	6.73	311	1.87	(c)	2.21	(c)	7.12	(c)	144

$10.20	8.50%	$3,285	1.00	%(c)	1.00	%(c)	7.28	%(c)	95%
9.79	7.09	169	1.11	(c)	1.47	(c)	7.84	(c)	144

$10.21	8.31%	$15	1.24	%(c)	1.24	%(c)	7.16	%(c)	95%
9.80	6.97	11	1.36	(c)	1.63	(c)	7.74	(c)	144

$10.18	8.49%	$542	0.84	%(c)	0.84	%(c)	7.44	%(c)	95%
9.78	7.22	11	0.97	(c)	1.14	(c)	8.13	(c)	144

$10.20	8.54%	$106,018	0.62	%(c)	0.73	%(c)	7.72	%(c)	95%
9.80	16.23	93,782	0.63		0.93		8.65		144
9.17	31.50	69,667	0.61	(c)	0.61	(c)(d)	9.08	(c)	120
7.40	(13.01)	49,233	0.64		0.64	(d)	8.56		55
9.36	(1.06)	50,271	0.63		0.63	(d)	7.66		81
10.27	10.76	63,925	0.64		0.64	(d)	7.21		92
10.00	7.40	81,187	0.64		0.82	(d)	6.70		112

$10.18	8.39%	$12	0.98	%(c)	0.98	%(c)	7.36	%(c)	95%
9.78	7.12	11	1.12	(c)	1.28	(c)	7.98	(c)	144

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	123

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGIC International Growth:
Class A
5/31/2011+	$4.88	$0.03		$0.76	$0.79	$(0.03)	$—
11/30/2010	4.58	0.02		0.34	0.36	(0.06)	—
2/2/2009* - 11/30/2009	3.40	0.03		1.15	1.18	—	—
Class C
5/31/2011+	$4.83	$0.01		$0.75	$0.76	$— (e)	$—
11/30/2010	4.55	(0.01)		0.34	0.33	(0.05)	—
2/2/2009* - 11/30/2009	3.40	—	(e)	1.15	1.15	—	—
Class D
5/31/2011+	$4.89	$0.03		$0.76	$0.79	$(0.03)	$—
11/30/2010	4.58	0.01		0.36	0.37	(0.06)	—
2/2/2009* - 11/30/2009	3.40	0.03		1.15	1.18	—	—
Class R
5/31/2011+	$4.88	$0.02		$0.76	$0.78	$(0.01)	$—
11/30/2010	4.57	—	(f)	0.35	0.35	(0.04)	—
2/2/2009* - 11/30/2009	3.40	0.02		1.15	1.17	—	—
Class P
5/31/2011+	$4.92	$0.03		$0.76	$0.79	$(0.03)	$—
11/30/2010	4.59	0.03		0.35	0.38	(0.05)	—
2/2/2009* - 11/30/2009	3.40	0.04		1.15	1.19	—	—
Institutional Class
5/31/2011+	$4.93	$0.04		$0.76	$0.80	$(0.04)	$—
11/30/2010	4.60	0.06		0.33	0.39	(0.06)	—
11/30/2009	4.98	0.06		0.90	0.96	(0.17)	(1.17)
4/1/2008** - 11/30/2008	8.46	0.10		(3.58)	(3.48)	—	—
3/31/2008	22.35	0.17		3.82	3.99	(0.29)	(17.59)
3/31/2007	22.69	0.07		2.86	2.93	(0.07)	(3.20)
3/31/2006	20.47	0.16		6.05	6.21	—	(3.99)
+	Unaudited.
*	Commencement of operations.
**	On November 14, 2008, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gains distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.12%, 0.99%, 1.14% and 0.99% for the period ended November 30, 2008 and the years ended March 31, 2008, March 31, 2007 and March 31, 2006, respectively.
(e)	Less than $(0.01) per share.
(f)	Less than $0.01 per share.

124	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.03)	$5.64	16.23%	$375	1.41	%(c)	1.41	%(c)	1.06	%(c)	25%
(0.06)	4.88	7.99	225	1.56		2.89		0.36		118
—	4.58	34.71	43	1.56	(c)	4.40	(c)	0.69	(c)	133

$— (e)	$5.59	15.77%	$179	2.17	%(c)	2.17	%(c)	0.48	%(c)	25%
(0.05)	4.83	7.38	100	2.31		4.29		(0.28)		118
—	4.55	33.82	28	2.31	(c)	5.15	(c)	(0.06	)(c)	133

$(0.03)	$5.65	16.29%	$86	1.40	%(c)	1.40	%(c)	1.06	%(c)	25%
(0.06)	4.89	8.10	35	1.56		3.59		0.26		118
—	4.58	34.71	22	1.56	(c)	4.40	(c)	0.69	(c)	133

$(0.01)	$5.65	16.09%	$17	1.67	%(c)	1.67	%(c)	0.70	%(c)	25%
(0.04)	4.88	7.83	17	1.82		4.03		0.05		118
—	4.57	34.41	13	1.82	(c)	4.65	(c)	0.43	(c)	133

$(0.03)	$5.68	16.20%	$17	1.22	%(c)	1.22	%(c)	1.16	%(c)	25%
(0.05)	4.92	8.44	15	1.30		3.71		0.59		118
—	4.59	35.00	14	1.30	(c)	4.25	(c)	0.95	(c)	133

$(0.04)	$5.69	16.26%	$119,082	0.98	%(c)	1.15	%(c)	1.40	%(c)	25%
(0.06)	4.93	8.70	104,220	1.00		1.60		1.22		118
(1.34)	4.60	29.21	7,458	0.95		3.91		1.30		133
—	4.98	(41.13)	5,878	1.42	(c)	1.42	(c)(d)	1.90	(c)	29
(17.88)	8.46	11.37	9,496	1.38		1.38	(d)	1.02		113
(3.27)	22.35	13.80	15,000	1.41		1.41	(d)	0.30		119
(3.99)	22.69	33.63	45,889	1.37		1.37	(d)	0.73		167

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	125

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
AGIC International Growth Opportunities:
Class A
5/31/2011+	$31.36	$0.19	$4.03	$4.22	$(0.61)	$—	$(0.61)
4/12/2010* - 11/30/2010	28.30	(0.01)	3.07	3.06	—	—	—
Class C
5/31/2011+	$31.22	$0.11	$3.96	$4.07	$(0.55)	$—	$(0.55)
4/12/2010* - 11/30/2010	28.30	(0.24)	3.16	2.92	—	—	—
Class D
5/31/2011+	$31.37	$0.22	$3.99	$4.21	$(0.58)	$—	$(0.58)
4/12/2010* - 11/30/2010	28.30	0.04	3.03	3.07	—	—	—
Class R
5/31/2011+	$31.32	$0.10	$4.06	$4.16	$(0.51)	$—	$(0.51)
4/12/2010* - 11/30/2010	28.30	0.05	2.97	3.02	—	—	—
Class P
5/31/2011+	$30.35	$0.15	$3.98	$4.13	$(0.12)	$—	$(0.12)
11/30/2010	25.86	0.20	4.45	4.65	(0.16)	—	(0.16)
4/1/2009** - 11/30/2009	16.29	0.14	9.43	9.57	—	—	—
3/31/2009	40.10	0.33	(19.44)	(19.11)	—	(4.70)	(4.70)
3/31/2008	57.36	0.14	3.43	3.57	(1.27)	(19.56)	(20.83)
3/16/2007	49.86	0.05	9.07	9.12	—	(1.62)	(1.62)
3/31/2006	35.01	(0.01)	15.10	15.09	(0.24)	—	(0.24)
Institutional Class
5/31/2011+	$31.45	$0.20	$4.08	$4.28	$(0.50)	$—	$(0.50)
11/30/2010	26.91	0.24	4.94	5.18	(0.64)	—	(0.64)
4/1/2009** - 11/30/2009	16.93	0.17	9.81	9.98	—	—	—
3/31/2009	41.28	0.34	(19.99)	(19.65)	—	(4.70)	(4.70)
3/31/2008	57.63	0.39	3.17	3.56	(0.35)	(19.56)	(19.91)
3/16/2007	50.01	0.02	9.22	9.24	—	(1.62)	(1.62)
3/31/2006	35.02	0.13	15.06	15.19	(0.20)	—	(0.20)
Administrative Class
5/31/2011+	$31.37	$0.15	$4.06	$4.21	$(0.57)	$—	$(0.57)
4/12/2010* - 11/30/2010	28.30	0.09	2.98	3.07	—	—	—
+	Unaudited.
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gains distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.41%, 1.17%, 1.13%, 1.18% and 1.07% for the period ended November 30, 2009 and the years ended March 31, 2009, March 31, 2008, March 31, 2007 and March 31, 2006, respectively.
(e)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.26%, 1.01%, 1.00%, 1.03% and 0.91% for the period ended November 30, 2009 and the years ended March 31, 2009, March 31, 2008, March 31, 2007 and March 31, 2006, respectively.

126	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$34.97	13.60%	$989	1.51	%(c)	1.51	%(c)	1.14	%(c)	33%
31.36	10.81	97	1.66	(c)	1.70	(c)	(0.07	)(c)	57

$34.74	13.18%	$532	2.26	%(c)	2.26	%(c)	0.63	%(c)	33%
31.22	10.32	176	2.44	(c)	2.48	(c)	(1.23	)(c)	57

$35.00	13.59%	$215	1.56	%(c)	1.57	%(c)	1.32	%(c)	33%
31.37	10.85	38	1.66	(c)	1.83	(c)	0.22	(c)	57

$34.97	13.41%	$13	1.74	%(c)	1.74	%(c)	0.62	%(c)	33%
31.32	10.67	11	1.91	(c)	2.35	(c)	0.27	(c)	57

$34.36	13.64%	$44,251	1.33	%(c)	1.34	%(c)	0.92	%(c)	33%
30.35	18.12	46,636	1.37		1.77		0.74		57
25.86	58.75	66,137	1.41	(c)	1.41	(c)(d)	0.90	(c)	64
16.29	(48.16)	39,680	1.44		1.44	(d)	1.14		106
40.10	2.74	113,239	1.44		1.44	(d)	0.26		86
57.36	18.71	104,003	1.43		1.43	(d)	0.09		127
49.86	43.34	107,749	1.38		1.38	(d)	(0.02)		168

$35.23	13.73%	$104,574	1.21	%(c)	1.25	%(c)	1.17	%(c)	33%
31.45	18.22	89,186	1.23		1.70		0.86		57
26.91	58.95	14,224	1.26	(c)	1.26	(c)(e)	1.09	(c)	64
16.93	(48.08)	6,828	1.29		1.29	(e)	1.27		106
41.28	2.90	8,213	1.27		1.27	(e)	0.57		86
57.63	18.90	73,640	1.28		1.28	(e)	0.05		127
50.01	43.55	32,565	1.22		1.22	(e)	0.36		168

$35.01	13.58%	$13	1.50	%(c)	1.50	%(c)	0.87	%(c)	33%
31.37	10.85	11	1.66	(c)	2.04	(c)	0.53	(c)	57

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	127

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AGIC Micro Cap:
Class P
12/27/2010* - 5/31/2011+	$14.20	$(0.08)	$1.21	$1.13	$—
Institutional Class
5/31/2011+	$13.80	$(0.09)	$2.66	$2.57	$(1.04)
11/30/2010	10.44	(0.15)	3.51	3.36	—
4/1/2009** - 11/30/2009	7.58	(0.07)	2.93	2.86	—
3/31/2009	11.60	(0.07)	(3.95)	(4.02)	— (g)
3/31/2008	15.33	(0.18)	(1.49)	(1.67)	(2.06)
3/31/2007	17.43	(0.12)	(0.19)	(0.31)	(1.79)
3/31/2006	12.83	(0.11)	5.06	4.95	(0.35)
AGIC Small to Mid Cap Growth:
Institutional Class
5/31/2011+	$9.76	$(0.02)	$2.07	$2.05	$—
11/30/2010	7.98	(0.03)	1.81	1.78	—
4/1/2009** - 11/30/2009	5.42	(0.01)	2.57	2.56	—
3/31/2009	9.02	(0.03)	(3.57)	(3.60)	—
7/31/2007* - 3/31/2008	10.00	(0.03)	(0.95)	(0.98)	—
AGIC Ultra Micro Cap:
Class P
12/27/2010* - 5/31/2011+	$13.80	$(0.14)	$1.87	$1.73	$—
Institutional Class
5/31/2011+	$13.25	$(0.15)	$3.17	$3.02	$(0.72)
11/30/2010	8.93	(0.22)	4.54	4.32	—
4/1/2009** - 11/30/2009	5.78	(0.10)	3.25	3.15	—
3/31/2009	9.28	(0.16)	(3.34)	(3.50)	—
1/28/2008* - 3/31/2008	10.00	(0.03)	(0.69)	(0.72)	—
+	Unaudited.
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gains distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.63%, 0.91%, 1.38%, 1.19% and 1.10% for the period ended November 30, 2009 and the years ended March 31, 2009, March 31, 2008, March 31, 2007 and March 31, 2006, respectively.
(e)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 0.91%, 0.81% and 0.80% for the period ended November 30, 2009, the year ended March 31, 2009 and the period ended March 31, 2008, respectively.
(f)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 2.22%, 2.31% and 2.15% for the period ended November 30, 2009, the year ended March 31, 2009 and the period ended March 31, 2008, respectively.
(g)	Less than $(0.01) per share.

128	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

$15.33	7.96%	$84	1.65	%(c)	1.66	%(c)	(1.25	)%(c)	40%

$15.33	19.53%	$61,523	1.53	%(c)	1.54	%(c)	(1.23	)%(c)	40%
13.80	32.18	57,591	1.57		1.64		(1.25)		112
10.44	37.73	53,994	1.55	(c)	1.55	(c)(d)	(1.14	)(c)	86
7.58	(34.63)	40,178	1.58		1.58	(d)	(0.64)		104
11.60	(13.25)	60,122	1.58		1.58	(d)	(1.19)		139
15.33	(1.35)	84,405	1.58		1.58	(d)	(0.75)		165
17.43	39.04	78,058	1.57		1.64	(d)	(0.78)		180

$11.81	21.00%	$3,457	0.95	%(c)	4.17	%(c)	(0.28	)%(c)	52%
9.76	22.31	2,854	0.97		4.85		(0.40)		144
7.98	47.23	4,561	0.95	(c)	0.95	(c)(e)	(0.21	)(c)	119
5.42	(39.91)	3,102	0.97		0.97	(e)	(0.44)		179
9.02	9.80	4,862	0.95	(c)	0.95	(c)(e)	(0.50	)(c)	105

$15.53	12.54%	$182	2.41	%(c)	3.36	%(c)	(2.26	)%(c)	77%

$15.55	23.71%	$6,425	2.24	%(c)	3.39	%(c)	(2.10	)%(c)	77%
13.25	48.38	4,629	2.29		5.40		(1.99)		123
8.93	54.50	1,781	2.31	(c)	2.31	(c)(f)	(1.81	)(c)	87
5.78	(37.72)	1,084	2.40		2.40	(f)	(2.05)		109
9.28	(7.20)	886	2.31	(c)	2.31	(c)(f)	(2.10	)(c)	19

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	129

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
AGIC U.S. Emerging Growth:
Class A
12/20/2010* - 5/31/2011+	$13.77	$(0.05)	$1.93	$1.88	$—	$—	$—
Class C
12/20/2010* - 5/31/2011+	$13.77	$(0.10)	$1.94	$1.84	$—	$—	$—
Class D
12/20/2010* - 5/31/2011+	$13.77	$(0.05)	$1.93	$1.88	$—	$—	$—
Class R
12/20/2010* - 5/31/2011+	$13.77	$(0.07)	$1.93	$1.86	$—	$—	$—
Class P
12/20/2010* - 5/31/2011+	$13.77	$(0.04)	$1.94	$1.90	$—	$—	$—
Institutional Class
5/31/2011+	$12.84	$(0.03)	$2.87	$2.84	$—	$—	$—
11/30/2010	10.05	(0.06)	2.85	2.79	—	—	—
4/1/2009** - 11/30/2009	6.59	(0.03)	3.49	3.46	—	—	—
3/31/2009	11.45	(0.04)	(4.82)	(4.86)	—	—	—
3/31/2008	13.09	(0.06)	(0.70)	(0.76)	—	(0.88)	(0.88)
3/31/2007	13.90	(0.07)	0.19	0.12	—	(0.93)	(0.93)
3/31/2006	9.77	(0.11)	4.25	4.14	—	(0.01)	(0.01)
NFJ Global Dividend Value
Class A
5/31/2011+	$17.91	$0.43	$2.30	$2.73	$(0.29)	$(0.28)	$(0.57)
11/30/2010	18.16	0.43	0.38	0.81	(0.71)	(0.35)	(1.06)
6/26/2009* - 11/30/2009	15.00	0.15	3.04	3.19	(0.03)	—	(0.03)
Class C
5/31/2011+	$17.76	$0.38	$2.26	$2.64	$(0.24)	$(0.28)	$(0.52)
11/30/2010	18.12	0.28	0.41	0.69	(0.70)	(0.35)	(1.05)
6/26/2009* - 11/30/2009	15.00	0.10	3.02	3.12	— (d)	—	— (d)
Class D
5/31/2011+	$17.86	$0.48	$2.25	$2.73	$(0.29)	$(0.28)	$(0.57)
11/30/2010	18.17	0.43	0.37	0.80	(0.76)	(0.35)	(1.11)
6/26/2009* - 11/30/2009	15.00	0.15	3.04	3.19	(0.02)	—	(0.02)
Class P
5/31/2011+	$17.82	$0.42	$2.34	$2.76	$(0.21)	$(0.28)	$(0.49)
11/30/2010	18.17	0.46	0.38	0.84	(0.84)	(0.35)	(1.19)
6/26/2009* - 11/30/2009	15.00	0.16	3.04	3.20	(0.03)	—	(0.03)
Institutional Class
5/31/2011+	$17.83	$0.48	$2.27	$2.75	$(0.31)	$(0.28)	$(0.59)
11/30/2010	18.17	0.41	0.46	0.87	(0.86)	(0.35)	(1.21)
6/26/2009* - 11/30/2009	15.00	0.17	3.03	3.20	(0.03)	—	(0.03)
+	Unaudited.
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gains distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.
(e)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.16%, 0.90%, 0.72%, 0.72% and 1.17% for the period ended November 30, 2009, and the years ended March 31, 2009, March 31, 2008, March 31, 2007 and March 31, 2006, respectively.

130	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$15.65	13.65%	$135	1.50	%(c)	2.04	%(c)	(0.70	)%(c)	59%

$15.61	13.36%	$151	2.25	%(c)	2.75	%(c)	(1.42	)%(c)	59%

$15.65	13.65%	$37	1.50	%(c)	2.04	%(c)	(0.67	)%(c)	59%

$15.63	13.51%	$12	1.75	%(c)	2.26	%(c)	(1.07	)%(c)	59%

$15.67	13.80%	$14	1.25	%(c)	1.85	%(c)	(0.56	)%(c)	59%

$15.68	22.12%	$22,009	1.17	%(c)	1.74	%(c)	(0.44	)%(c)	59%
12.84	27.76	20,079	1.19		1.71		(0.57)		168
10.05	52.50	13,942	1.18	(c)	1.18	(c)(e)	(0.53	)(c)	97
6.59	(42.45)	6,591	1.21		1.21	(e)	(0.34)		146
11.45	(7.01)	7,499	1.21		1.21	(e)	(0.46)		129
13.09	1.30	7,409	1.21		1.21	(e)	(0.54)		148
13.90	42.38	6,721	1.50		1.89	(e)	(1.04)		128

$20.07	15.54%	$6,761	1.50	%(c)	1.73	%(c)	4.39	%(c)	36%
17.91	4.71	1,469	1.50		4.55		2.41		40
18.16	21.24	282	1.50	(c)	9.11	(c)	2.04	(c)	22

$19.88	15.10%	$2,792	2.25	%(c)	2.51	%(c)	3.94	%(c)	36%
17.76	3.99	1,210	2.25		5.11		1.57		40
18.12	20.80	89	2.25	(c)	9.86	(c)	1.29	(c)	22

$20.02	15.56%	$1,564	1.50	%(c)	1.75	%(c)	4.92	%(c)	36%
17.86	4.68	203	1.50		4.53		2.44		40
18.17	21.27	35	1.50	(c)	9.11	(c)	2.04	(c)	22

$20.09	15.72%	$15	1.30	%(c)	3.68	%(c)	4.36	%(c)	36%
17.82	4.90	13	1.30		4.45		2.63		40
18.17	21.31	12	1.30	(c)	8.96	(c)	2.24	(c)	22

$19.99	15.73%	$24,864	1.20	%(c)	1.50	%(c)	4.92	%(c)	36%
17.83	5.07	15,211	1.20		3.40		2.32		40
18.17	21.34	2,986	1.20	(c)	8.86	(c)	2.34	(c)	22

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	131

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income
RCM All Alpha:
Class A
3/31/2011* - 5/31/2011+	$15.00	$(0.02)	$(0.02)	$(0.04)	$—
Class C
3/31/2011* - 5/31/2011+	$15.00	$(0.04)	$(0.02)	$(0.06)	$—
Class D
3/31/2011* - 5/31/2011+	$15.00	$(0.02)	$(0.02)	$(0.04)	$—
Class P
3/31/2011* - 5/31/2011+	$15.00	$(0.02)	$(0.02)	$(0.04)	$—
Institutional Class
3/31/2011* - 5/31/2011+	$15.00	$(0.01)	$(0.03)	$(0.04)	$—
RCM All Horizons:
Class A
5/31/2011+	$13.38	$0.03	$1.40	$1.43	$(0.72)
11/30/2010	12.58	(0.04)	0.92	0.88	(0.08)
11/30/2009	9.73	0.06	2.81	2.87	(0.02)
7/15/2008* - 11/30/2008	15.00	0.01	(5.28)	(5.27)	—
Class C
5/31/2011+	$13.24	$(0.03)	$1.39	$1.36	$(0.63)
11/30/2010	12.47	(0.13)	0.90	0.77	— (d)
11/30/2009	9.70	(0.03)	2.80	2.77	— (d)
7/15/2008* - 11/30/2008	15.00	(0.02)	(5.28)	(5.30)	—
Class D
5/31/2011+	$13.40	$(0.01)	$1.45	$1.44	$(0.62)
11/30/2010	12.58	(0.05)	0.93	0.88	(0.06)
11/30/2009	9.73	0.05	2.82	2.87	(0.02)
7/15/2008* - 11/30/2008	15.00	0.01	(5.28)	(5.27)	—
Class P
5/31/2011+	$13.44	$0.08	$1.38	$1.46	$(0.74)
11/30/2010	12.60	(0.02)	0.93	0.91	(0.07)
11/30/2009	9.74	0.08	2.83	2.91	(0.05)
7/15/2008* - 11/30/2008	15.00	0.03	(5.29)	(5.26)	—
Institutional Class
5/31/2011+	$13.44	$0.05	$1.41	$1.46	$(0.75)
11/30/2010	12.60	(0.01)	0.94	0.93	(0.09)
11/30/2009	9.75	0.09	2.82	2.91	(0.06)
7/15/2008* - 11/30/2008	15.00	0.03	(5.28)	(5.25)	—
+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gains distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.

132	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$14.96	(0.27)%	$11	3.27	%(c)	8.04	%(c)	(0.90	)%(c)	116%

$14.94	(0.40)%	$10	3.99	%(c)	8.70	%(c)	(1.67	)%(c)	116%

$14.96	(0.27)%	$20	3.44	%(c)	8.20	%(c)	(0.93	)%(c)	116%

$14.96	(0.27)%	$10	2.99	%(c)	7.81	%(c)	(0.68	)%(c)	116%

$14.96	(0.27)%	$4,988	2.89	%(c)	7.70	%(c)	(0.57	)%(c)	116%

$14.09	11.04%	$376	1.66	%(c)	8.05	%(c)	0.41	%(c)	98%
13.38	7.06	271	1.66		10.98		(0.36)		193
12.58	29.58	65	1.66		22.14		0.48		171
9.73	(35.13)	7	1.66	(c)	18.41	(c)	0.30	(c)	120

$13.97	10.61%	$94	2.41	%(c)	8.79	%(c)	(0.49	)%(c)	98%
13.24	6.18	116	2.41		11.74		(1.09)		193
12.47	28.58	33	2.41		18.92		(0.27)		171
9.70	(35.33)	8	2.41	(c)	19.16	(c)	(0.43	)(c)	120

$14.22	11.05%	$10	1.66	%(c)	11.22	%(c)	(0.13	)%(c)	98%
13.40	7.05	14	1.66		29.09		(0.41)		193
12.58	29.58	10	1.66		17.90		0.48		171
9.73	(35.13)	6	1.66	(c)	18.41	(c)	0.30	(c)	120

$14.16	11.21%	$65	1.40	%(c)	8.07	%(c)	1.12	%(c)	98%
13.44	7.32	9	1.40		11.06		(0.17)		193
12.60	29.97	8	1.40		14.01		0.74		171
9.74	(35.07)	7	1.40	(c)	18.15	(c)	0.56	(c)	120

$14.15	11.23%	$2,020	1.30	%(c)	7.81	%(c)	0.72	%(c)	98%
13.44	7.50	1,858	1.30		10.97		(0.06)		193
12.60	29.96	1,690	1.30		13.91		0.84		171
9.75	(35.00)	1,299	1.30	(c)	18.05	(c)	0.66	(c)	120

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	133

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
RCM China Equity:
Class A
5/31/2011+	$19.81	$0.30	$(0.76)	$(0.46)	$—	$(0.33)	$(0.33)
6/7/2010* - 11/30/2010	15.00	(0.09)	4.90	4.81	—	—	—
Class C
5/31/2011+	$19.78	$(0.13)	$(0.41)	$(0.54)	$—	$(0.33)	$(0.33)
6/7/2010* - 11/30/2010	15.00	(0.17)	4.95	4.78	—	—	—
Class D
5/31/2011+	$19.84	$(0.01)	$(0.45)	$(0.46)	$—	$(0.33)	$(0.33)
6/7/2010* - 11/30/2010	15.00	(0.08)	4.92	4.84	—	—	—
Class P
5/31/2011+	$19.87	$0.03	$(0.46)	$(0.43)	$—	$(0.33)	$(0.33)
6/7/2010* - 11/30/2010	15.00	(0.02)	4.89	4.87	—	—	—
Institutional Class
5/31/2011+	$19.88	$0.04	$(0.47)	$(0.43)	$—	$(0.33)	$(0.33)
6/7/2010* - 11/30/2010	15.00	(0.01)	4.89	4.88	—	—	—
RCM Disciplined Equity:
Class A
5/31/2011+	$15.11	$0.06	$2.07	$2.13	$(0.08)	$(0.41)	$(0.49)
11/30/2010	14.53	0.08	1.09	1.17	(0.05)	(0.54)	(0.59)
11/30/2009	10.58	0.08	4.11	4.19	(0.06)	(0.18)	(0.24)
7/15/2008* - 11/30/2008	15.00	0.04	(4.46)	(4.42)	—	—	—
Class C
5/31/2011+	$14.89	$— (d)	$2.04	$2.04	$— (d)	$(0.41)	$(0.41)
11/30/2010	14.39	(0.03)	1.07	1.04	— (d)	(0.54)	(0.54)
11/30/2009	10.56	(0.02)	4.09	4.07	(0.06)	(0.18)	(0.24)
7/15/2008* - 11/30/2008	15.00	0.02	(4.46)	(4.44)	—	—	—
Class D
5/31/2011+	$15.12	$0.06	$2.08	$2.14	$— (d)	$(0.41)	$(0.41)
11/30/2010	14.57	0.09	1.07	1.16	(0.07)	(0.54)	(0.61)
11/30/2009	10.58	0.08	4.13	4.21	(0.04)	(0.18)	(0.22)
7/15/2008* - 11/30/2008	15.00	0.04	(4.46)	(4.42)	—	—	—
Class P
5/31/2011+	$15.21	$0.08	$2.09	$2.17	$(0.10)	$(0.41)	$(0.51)
11/30/2010	14.60	0.12	1.09	1.21	(0.06)	(0.54)	(0.60)
11/30/2009	10.59	0.11	4.13	4.24	(0.05)	(0.18)	(0.23)
7/15/2008* - 11/30/2008	15.00	0.05	(4.46)	(4.41)	—	—	—
Institutional Class
5/31/2011+	$15.21	$0.09	$2.08	$2.17	$(0.11)	$(0.41)	$(0.52)
11/30/2010	14.60	0.13	1.10	1.23	(0.08)	(0.54)	(0.62)
11/30/2009	10.60	0.12	4.12	4.24	(0.06)	(0.18)	(0.24)
7/15/2008* - 11/30/2008	15.00	0.06	(4.46)	(4.40)	—	—	—
+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gains distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.

134	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$19.02	(2.37)%	$1,706	1.74	%(c)	4.24	%(c)	3.16	%(c)	29%
19.81	32.07	239	1.90	(c)	8.21	(c)	(0.99	)(c)	21

$18.91	(2.78)%	$205	2.61	%(c)	5.10	%(c)	(1.35	)%(c)	29%
19.78	31.87	387	2.65	(c)	8.88	(c)	(1.88	)(c)	21

$19.05	(2.36)%	$458	1.82	%(c)	4.50	%(c)	(0.10	)%(c)	29%
19.84	32.27	386	1.90	(c)	8.10	(c)	(0.91	)(c)	21

$19.11	(2.21)%	$29	1.60	%(c)	4.28	%(c)	0.31	%(c)	29%
19.87	32.47	13	1.65	(c)	8.13	(c)	(0.19	)(c)	21

$19.12	(2.21)%	$3,888	1.50	%(c)	4.14	%(c)	0.37	%(c)	29%
19.88	32.53	3,923	1.55	(c)	8.01	(c)	(0.08	)(c)	21

$16.75	14.37%	$4,313	1.30	%(c)	1.44	%(c)	0.73	%(c)	12%
15.11	8.38	1,740	1.34		2.24		0.53		30
14.53	40.58	1,686	1.34		3.97		0.63		34
10.58	(29.47)	60	1.34	(c)	10.22	(c)	0.80	(c)	18

$16.52	13.94%	$1,438	2.05	%(c)	2.19	%(c)	(0.03	)%(c)	12%
14.89	7.51	615	2.09		2.92		(0.23)		30
14.39	39.51	628	2.09		4.72		(0.12)		34
10.56	(29.60)	53	2.09	(c)	10.97	(c)	0.47	(c)	18

$16.85	14.39%	$1,179	1.29	%(c)	1.69	%(c)	0.76	%(c)	12%
15.12	8.29	362	1.34		2.68		0.59		30
14.57	40.66	59	1.34		3.98		0.63		34
10.58	(29.47)	7	1.34	(c)	10.22	(c)	0.79	(c)	18

$16.87	14.53%	$31	1.06	%(c)	1.28	%(c)	0.97	%(c)	12%
15.21	8.63	11	1.08		2.04		0.79		30
14.60	41.03	10	1.08		3.73		0.89		34
10.59	(29.40)	7	1.08	(c)	9.96	(c)	1.05	(c)	18

$16.86	14.57%	$42,502	0.97	%(c)	1.17	%(c)	1.06	%(c)	12%
15.21	8.78	17,734	0.98		1.93		0.92		30
14.60	40.98	11,087	0.98		3.63		0.99		34
10.60	(29.33)	2,119	0.98	(c)	9.86	(c)	1.15	(c)	18

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	135

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period		Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
RCM Global EcoTrendsSM:
Class A
5/31/2011+	$18.76		$(0.05)	$2.83	$2.78	$—	$—	$—
11/30/2010	20.84		(0.12)	(1.96)	(2.08)	—	—	—
11/30/2009	16.34		(0.09)	4.59	4.50	—	—	—
11/30/2008	36.99		(0.24)	(20.03)	(20.27)	—	(0.38)	(0.38)
1/31/2007* - 11/30/2007	23.88	**	(0.19)	13.35	13.16	—	—	—
Class C
5/31/2011+	$18.47		$(0.12)	$2.77	$2.65	$—	$—	$—
11/30/2010	20.66		(0.26)	(1.93)	(2.19)	—	—	—
11/30/2009	16.32		(0.25)	4.59	4.34	—	—	—
9/02/2008* - 11/30/2008	31.57		(0.07)	(15.18)	(15.25)	—	—	—
Class D
5/31/2011+	$18.78		$(0.03)	$2.82	$2.79	$—	$—	$—
11/30/2010	20.85		(0.11)	(1.96)	(2.07)	—	—	—
11/30/2009	16.34		(0.12)	4.63	4.51	—	—	—
9/02/2008* - 11/30/2008	31.57		(0.07)	(15.16)	(15.23)	—	—	—
Class P
5/31/2011+	$18.86		$(0.06)	$2.87	$2.81	$—	$—	$—
11/30/2010	20.91		(0.08)	(1.97)	(2.05)	—	—	—
11/30/2009	16.36		(0.05)	4.60	4.55	—	—	—
9/02/2008* - 11/30/2008	31.57		(0.04)	(15.17)	(15.21)	—	—	—
Institutional Class
5/31/2011+	$18.90		$— (g)	$2.83	$2.83	$—	$—	$—
11/30/2010	20.92		(0.06)	(1.96)	(2.02)	—	—	—
11/30/2009	16.36		(0.03)	4.59	4.56	—	—	—
9/02/2008* - 11/30/2008	31.57		(0.04)	(15.17)	(15.21)	—	—	—
RCM Global Water:
Class A
5/31/2011+	$8.75		$0.07	$1.29	$1.36	$— (g)	$—	$— (g)
11/30/2010	7.99		0.03	0.74	0.77	(0.01)	—	(0.01)
11/30/2009	6.28		0.06	1.84	1.90	(0.19)	—	(0.19)
3/31/2008* - 11/30/2008	10.00		0.20	(3.92)	(3.72)	—	—	—
Class C
5/31/2011+	$8.62		$0.03	$1.28	$1.31	$— (g)	$—	$— (g)
11/30/2010	7.93		(0.03)	0.72	0.69	— (g)	—	— (g)
11/30/2009	6.24		0.01	1.84	1.85	(0.16)	—	(0.16)
3/31/2008* - 11/30/2008	10.00		0.16	(3.92)	(3.76)	—	—	—
Class D
5/31/2011+	$8.73		$0.08	$1.28	$1.36	$— (g)	$—	$— (g)
11/30/2010	7.98		0.03	0.73	0.76	(0.01)	—	(0.01)
11/30/2009	6.27		0.04	1.86	1.90	(0.19)	—	(0.19)
3/31/2008* - 11/30/2008	10.00		0.21	(3.94)	(3.73)	—	—	—
Class P
5/31/2011+	$8.77		$0.08	$1.29	$1.37	$— (g)	$—	$— (g)
11/30/2010	7.99		0.05	0.74	0.79	(0.01)	—	(0.01)
11/30/2009	6.29		0.08	1.83	1.91	(0.21)	—	(0.21)
3/31/2008* - 11/30/2008	10.00		0.21	(3.92)	(3.71)	—	—	—
Institutional Class
5/31/2011+	$8.71		$0.09	$1.28	$1.37	$— (g)	$—	$— (g)
11/30/2010	7.94		0.05	0.74	0.79	(0.02)	—	(0.02)
11/30/2009	6.29		0.09	1.82	1.91	(0.26)	—	(0.26)
7/15/2008* - 11/30/2008	9.01		0.07	(2.79)	(2.72)	—	—	—
+	Unaudited.
*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gains distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

136	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

Redemption Fees (a)(f)		Common Stock Offering Costs	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—		$—	$21.54	14.82%	$46,802	1.73	%(c)	1.79	%(c)	(0.43	)%(c)	12%
—		—	18.76	(9.98)	52,421	1.74		1.74		(0.61)		35
—	(e)	—	20.84	27.54	86,025	2.02		2.02		(0.48)		39
—	(e)	—	16.34	(55.36)	80,610	1.52	(d)	1.67	(d)	(0.78)		67
—		(0.05)	36.99	54.90	176,337	1.78	(c)(d)	1.78	(c)(d)	(0.96	)(c)	27

$—		$—	$21.12	14.35%	$6,719	2.49	%(c)	2.56	%(c)	(1.16	)%(c)	12%
—		—	18.47	(10.60)	6,400	2.51		2.51		(1.34)		35
—	(e)	—	20.66	26.59	7,682	2.82		2.82		(1.28)		39
—	(e)	—	16.32	(48.31)	746	2.40	(c)(d)	3.12	(c)(d)	(1.97	)(c)	67

$—		$—	$21.57	14.86%	$407	1.69	%(c)	1.74	%(c)	(0.31	)%(c)	12%
—		—	18.78	(9.93)	342	1.73		1.73		(0.58)		35
—	(e)	—	20.85	27.60	535	2.14		2.14		(0.60)		39
—	(e)	—	16.34	(48.21)	5	1.65	(c)(d)	2.37	(c)(d)	(1.32	)(c)	67

$—		$—	$21.67	14.90%	$2,974	1.55	%(c)	1.61	%(c)	(0.61	)%(c)	12%
—		—	18.86	(9.80)	8,455	1.57		1.57		(0.42)		35
—	(e)	—	20.91	27.81	8,754	1.79		1.79		(0.25)		39
—	(e)	—	16.36	(48.18)	97	1.40	(c)(d)	2.12	(c)(d)	(0.97	)(c)	67

$—		$—	$21.73	14.97%	$89	1.41	%(c)	1.48	%(c)	(0.04	)%(c)	12%
—		—	18.90	(9.66)	88	1.39		1.39		(0.31)		35
—	(e)	—	20.92	27.87	24	1.69		1.69		(0.15)		39
—	(e)	—	16.36	(48.18)	13	1.30	(c)(d)	2.02	(c)(d)	(0.92	)(c)	67

$—		$—	$10.11	15.56%	$27,638	1.63	%(c)	1.63	%(c)	1.45	%(c)	29%
—		—	8.75	9.63	22,774	1.80		1.80		0.41		40
—	(e)	—	7.99	30.93	23,787	2.04		2.04		0.90		47
—	(e)	—	6.28	(37.20)	20,589	1.60	(c)(d)	2.10	(c)(d)	3.44	(c)	54

$—		$—	$9.93	15.20%	$24,417	2.42	%(c)	2.42	%(c)	0.61	%(c)	29%
—		—	8.62	8.70	22,225	2.56		2.60		(0.37)		40
—	(e)	—	7.93	30.19	22,393	2.79		2.79		0.15		47
—	(e)	—	6.24	(37.60)	18,727	2.35	(c)(d)	2.85	(c)(d)	2.73	(c)	54

$—		$—	$10.09	15.45%	$4,317	1.76	%(c)	1.80	%(c)	1.58	%(c)	29%
—		—	8.73	9.70	1,157	1.84		2.74		0.34		40
—	(e)	—	7.98	31.11	156	2.40		2.40		0.55		47
—	(e)	—	6.27	(37.30)	6	1.60	(c)(d)	2.10	(c)(d)	3.45	(c)	54

$—		$—	$10.14	15.65%	$17,850	1.46	%(c)	1.46	%(c)	1.71	%(c)	29%
—		—	8.77	9.95	10,432	1.56		1.64		0.62		40
—	(e)	—	7.99	31.26	12,016	1.78		1.78		1.16		47
—	(e)	—	6.29	(37.10)	8,193	1.35	(c)(d)	1.85	(c)(d)	3.64	(c)	54

$—		$—	$10.08	15.78%	$1,398	1.30	%(c)	1.30	%(c)	1.90	%(c)	29%
—		—	8.71	9.96	1,378	1.46		1.48		0.61		40
—	(e)	—	7.94	31.42	544	1.68		1.68		1.26		47
—	(e)	—	6.29	(30.19)	16	1.25	(c)(d)	1.56	(c)(d)	2.44	(c)	54
(c)	Annualized.
(d)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See Note 1(l) in Notes to Financial Statements).
(e)	Less than $0.01 per share.
(f)	Effective May 1, 2009, Fund redemption fees were eliminated.
(g)	Less than $(0.01) per share.

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	137

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income
RCM International Opportunities:
Class A
5/31/2011+	$12.61	$0.17	$1.47	$1.64	$(0.05)
11/30/2010	12.49	0.07	0.12	0.19	(0.07)
11/30/2009	9.22	0.13	3.19	3.32	(0.05)
7/15/2008* - 11/30/2008	15.00	0.03	(5.81)	(5.78)	—
Class C
5/31/2011+	$12.49	$0.12	$1.45	$1.57	$(0.03)
11/30/2010	12.41	0.02	0.07	0.09	(0.01)
11/30/2009	9.20	0.04	3.18	3.22	(0.01)
7/15/2008* - 11/30/2008	15.00	— (d)	(5.80)	(5.80)	—
Class D
5/31/2011+	$12.61	$0.14	$1.50	$1.64	$— (d)
11/30/2010	12.49	0.12	0.06	0.18	(0.06)
11/30/2009	9.22	0.12	3.20	3.32	(0.05)
7/15/2008* - 11/30/2008	15.00	0.03	(5.81)	(5.78)	—
Class P
5/31/2011+	$12.66	$0.18	$1.49	$1.67	$(0.14)
11/30/2010	12.51	0.15	0.07	0.22	(0.07)
11/30/2009	9.23	0.15	3.20	3.35	(0.07)
7/15/2008* - 11/30/2008	15.00	0.04	(5.81)	(5.77)	—
Institutional Class
5/31/2011+	$12.66	$0.16	$1.51	$1.67	$(0.15)
11/30/2010	12.52	0.16	0.07	0.23	(0.09)
11/30/2009	9.24	0.17	3.18	3.35	(0.07)
7/15/2008* - 11/30/2008	15.00	0.05	(5.81)	(5.76)	—
RCM Redwood:
Class A
12/27/2010* - 5/31/2011+	$15.00	$(0.03)	$0.48	$0.45	$—
Class C
12/27/2010* - 5/31/2011+	$15.00	$(0.10)	$0.50	$0.40	$—
Class D
12/27/2010* - 5/31/2011+	$15.00	$(0.04)	$0.50	$0.46	$—
Class P
12/27/2010* - 5/31/2011+	$15.00	$(0.03)	$0.50	$0.47	$—
Institutional Class
12/27/2010* - 5/31/2011+	$15.00	$(0.02)	$0.49	$0.47	$—
+	Unaudited.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gains distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.

138	Allianz Multi-Strategy Funds Semiannual Report	5.31.11	See accompanying Notes to Financial Statements

Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Portfolio Turnover Rate

$14.20	13.02%	$37	1.56	%(c)	5.06	%(c)	2.55	%(c)	20%
12.61	1.50	20	1.56		2.86		0.59		29
12.49	36.19	42	1.56		17.58		1.16		35
9.22	(38.53)	6	1.56	(c)	9.65	(c)	0.71	(c)	9

$14.03	12.62%	$141	2.31	%(c)	3.43	%(c)	1.73	%(c)	20%
12.49	0.71	46	2.31		4.24		0.20		29
12.41	35.05	32	2.31		12.95		0.41		35
9.20	(38.67)	6	2.31	(c)	10.40	(c)	(0.04	)(c)	9

$14.25	13.03%	$20	1.56	%(c)	9.48	%(c)	2.05	%(c)	20%
12.61	1.42	11	1.56		7.98		0.96		29
12.49	36.19	11	1.56		10.14		1.16		35
9.22	(38.53)	6	1.56	(c)	9.65	(c)	0.71	(c)	9

$14.19	13.22%	$15	1.30	%(c)	1.90	%(c)	2.61	%(c)	20%
12.66	1.74	9	1.30		2.70		1.22		29
12.51	36.46	9	1.30		4.66		1.42		35
9.23	(38.47)	7	1.30	(c)	9.39	(c)	0.97	(c)	9

$14.18	13.23%	$23,221	1.20	%(c)	1.79	%(c)	2.35	%(c)	20%
12.66	1.83	12,978	1.20		2.61		1.33		29
12.52	36.53	12,420	1.20		4.56		1.52		35
9.24	(38.40)	2,463	1.20	(c)	9.29	(c)	1.07	(c)	9

$15.45	3.00%	$941	1.75	%(c)	5.44	%(c)	(0.50	)%(c)	26%

$15.40	2.67%	$98	2.50	%(c)	6.41	%(c)	(1.55	)%(c)	26%

$15.46	3.07%	$412	1.75	%(c)	5.58	%(c)	(0.67	)%(c)	26%

$15.47	3.13%	$10	1.50	%(c)	5.42	%(c)	(0.43	)%(c)	26%

$15.47	3.13%	$4,299	1.40	%(c)	5.28	%(c)	(0.30	)%(c)	26%

See accompanying Notes to Financial Statements	5.31.11	Allianz Multi-Strategy Funds Semiannual Report	139

Notes to Financial Statements

May 31, 2011 (unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds Multi-Strategy Trust (the “Trust”) was organized on January 10, 2008, as an open-end registered investment management company organized as a Massachusetts business trust. The Trust currently consists of twenty-six separate investment funds, each a “Fund” and collectively the “Funds”. Allianz Global Investors Fund Management LLC (the “Investment Manager”), serves as the Funds’ Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to seven classes of shares: A, C, D, R, P, Institutional and Administrative. As of November 1, 2009, Class B shares are no longer available for purchase, except through exchanges and dividend reinvestments. The Funds are authorized to issue an unlimited amount of $0.00001 par value shares of beneficial interest.

On December 20, 2010, Allianz AGIC U.S. Emerging Growth Fund added the following share classes: A, C, D, P and R. On December 27, 2010, Allianz AGIC Micro Cap and Allianz AGIC Ultra Micro Cap Funds added Class P shares.

On December 27, 2010, Allianz AGIC Focused Opportunity Fund and Allianz RCM Redwood Fund each commenced operations as a series of the Trust. On March 31, 2011, Allianz RCM All Alpha Fund commenced operations as a series of the Trust.

Each Fund sold and issued shares of beneficial interest to Allianz Global as follows:

Allianz Global Investors (“AGI”) Solutions 2015/AGI Solutions 2020/ AGI Solutions 2030/ AGI Solutions 2040/AGI Solutions 2050/ AGI Solutions Retirement Income
Class	Date	Shares	Amount
A	12/29/08	667	$10,000
C	12/29/08	667	10,000
D	12/29/08	667	10,000
R	12/29/08	666	10,000
P	12/29/08	666	10,000
Institutional	12/29/08	196,000	2,940,000
Administrative	12/29/08	667	10,000
		200,000	$3,000,000

AGI Solutions Global Allocation
Class	Date	Shares	Amount
D	5/4/09	1,220	$10,000
R	5/4/09	1,220	10,000
P	5/4/09	1,220	10,000
Administrative	5/4/09	1,220	10,000
		4,880	$40,000

AGI Solutions Global Growth Allocation
Class	Date	Shares	Amount
A	4/27/09	667	$10,000
C	4/27/09	666	10,000
D	4/27/09	666	10,000
R	4/27/09	667	10,000
P	4/27/09	667	10,000
Institutional	4/27/09	196,000	2,940,000
Administrative	4/27/09	667	10,000
		200,000	$3,000,000

AGIC Convertible
Class	Date	Shares	Amount
A	4/12/10	382	$10,000
C	4/12/10	382	10,000
D	4/12/10	381	10,000
R	4/12/10	381	10,000
P	6/7/10	416	10,000
Administrative	4/12/10	381	10,000
		2,323	$60,000

AGIC Focused Opportunity
Class	Date	Shares	Amount
A	12/27/10	667	$10,000
Institutional	12/27/10	200,000	3,000,000
		200,667	$3,010,000

AGIC High Yield Bond
Class	Date	Shares	Amount
A	4/12/10	1,037	$10,000
C	4/12/10	1,037	10,000
D	4/12/10	1,036	10,000
R	4/12/10	1,036	10,000
P	4/12/10	1,036	10,000
Administrative	4/12/10	1,036	10,000
		6,218	$60,000

AGIC International Growth
Class	Date	Shares	Amount
A	2/2/09	2,941	$10,000
C	2/2/09	2,941	10,000
D	2/2/09	2,941	10,000
R	2/2/09	2,941	10,000
P	2/2/09	2,941	10,000
		14,705	$50,000

AGIC International Growth Opportunities
Class	Date	Shares	Amount
A	4/12/10	353	$10,000
C	4/12/10	353	10,000
D	4/12/10	354	10,000
R	4/12/10	354	10,000
Administrative	4/12/10	353	10,000
		1,767	$50,000

AGIC Micro Cap
Class	Date	Shares	Amount
P	12/27/10	704	$10,000

AGIC Ultra Micro Cap
Class	Date	Shares	Amount
P	12/27/10	725	$10,000

140	Allianz Multi-Strategy Funds Semiannual Report	5.31.11

AGIC U.S. Emerging Growth
Class	Date	Shares	Amount
A	12/20/10	726	$10,000
C	12/20/10	726	10,000
D	12/20/10	726	10,000
R	12/20/10	726	10,000
P	12/20/10	726	10,000
		3,630	$50,000

NFJ Global Dividend Value
Class	Date	Shares	Amount
A	6/26/09	667	$10,000
C	6/26/09	667	10,000
D	6/26/09	666	10,000
P	6/26/09	667	10,000
Institutional	6/26/09	164,000	2,460,000
		166,667	$2,500,000

RCM All Alpha
Class	Date	Shares	Amount
A	3/31/11	667	$10,000
C	3/31/11	667	10,000
D	3/31/11	666	10,000
P	3/31/11	667	10,000
Institutional	3/31/11	333,333	5,000,000
		336,000	$5,040,000

RCM All Horizons
Class	Date	Shares	Amount
A	7/15/08	667	$10,000
C	7/15/08	666	10,000
D	7/15/08	667	10,000
P	7/15/08	667	10,000
Institutional	7/15/08	133,333	2,000,000
		136,000	$2,040,000

RCM China Equity
Class	Date	Shares	Amount
A	6/7/10	667	$10,000
C	6/7/10	667	10,000
D	6/7/10	667	10,000
P	6/7/10	666	10,000
Institutional	6/7/10	197,333	2,960,000
		200,000	$3,000,000

RCM Disciplined Equity
Class	Date	Shares	Amount
A	7/15/08	667	$10,000
C	7/15/08	666	10,000
D	7/15/08	667	10,000
P	7/15/08	667	10,000
Institutional	7/15/08	200,000	3,000,000
		202,667	$3,040,000

RCM Global EcoTrendsSM
Class	Date	Shares	Amount
A	1/18/07	4,189	$100,012
C	9/2/08	317	10,000
D	9/2/08	317	10,000
P	9/2/08	317	10,000
Institutional	9/2/08	317	10,000
		5,457	$140,012

RCM Global Water
Class	Date	Shares	Amount
A	3/31/08	1,000	$10,000
C	3/31/08	1,000	10,000
D	3/31/08	1,000	10,000
P	3/31/08	10,000	100,000
Institutional	7/15/08	1,110	10,000
		14,110	$140,000

RCM International Opportunities
Class	Date	Shares	Amount
A	7/15/08	667	$10,000
C	7/15/08	667	10,000
D	7/15/08	667	10,000
P	7/15/08	667	10,000
Institutional	7/15/08	266,666	4,000,000
		269,334	$4,040,000

RCM Redwood
Class	Date	Shares	Amount
A	12/27/10	667	$10,000
C	12/27/10	667	10,000
D	12/27/10	666	10,000
P	12/27/10	667	10,000
Institutional	12/27/10	200,000	3,000,000
		202,667	$3,040,000

The investment objective of each of AGI Solutions 2015, AGI Solutions 2020, AGI Solutions 2030, AGI Solutions 2040 and AGI Solutions 2050 is to seek capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income, and secondarily, capital appreciation. AGI Solutions Global Allocation’s investment objective is to seek after-inflation capital appreciation and current income. The investment objective of AGI Solutions Global Growth Allocation Fund is to seek primarily after-inflation capital appreciation and, secondarily, current income. AGI Solutions Retirement Income’s investment objective is to seek current income and secondarily, capital appreciation. Allianz AGIC Convertible’s investment objective is to seek maximum total return, consisting of capital appreciation and current income. The investment objective of Allianz AGIC International Growth, Allianz RCM All Horizons, Allianz RCM China Equity, Allianz RCM Disciplined Equity, Allianz RCM Global EcoTrendsSM, Allianz RCM Global Water and Allianz RCM International Opportunities is to seek long-term capital appreciation. Allianz AGIC High Yield Bond’s investment objective is to seek a high level of current income and capital growth. The investment objective of Allianz AGIC Focused Opportunity, Allianz AGIC International Growth Opportunities, Allianz AGIC Micro Cap, Allianz AGIC Small to Mid Cap Growth, Allianz AGIC Ultra Micro Cap and Allianz AGIC U.S. Emerging Growth is to seek maximum long-term capital appreciation. Allianz NFJ Global Dividend Value’s investment objective is to seek long-term growth

5.31.11	Allianz Multi-Strategy Funds Semiannual Report	141

Notes to Financial Statements  (Cont.)

May 31, 2011 (unaudited)

of capital and income. Allianz RCM All Alpha’s investment objective is to seek maximum total return while minimizing the effect of market volatility. The investment objective of Allianz RCM Redwood is to seek long-term capital appreciation with a high degree of downside protection and reduced volatility relative to the broad U.S. equity market. There is no guarantee that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in the Funds’ financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in underlying funds are valued at the closing net asset value per share of each underlying fund as reported on each business day.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Funds’ financial statements. Each Fund’s NAV is normally determined as of the close of regular trading (normally 4:00 p.m., Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the Funds’ NAV are calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by a third-party vendor. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the Funds’ financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine each Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurement.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
•

Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3—valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The valuation techniques used by the Funds to measure fair value during the six months ended May 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Funds utilized multi-dimensional relational pricing models and the estimation of the price that would have prevailed in a liquid market for an international equity given information available at the time of evaluation.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services

142	Allianz Multi-Strategy Funds Semiannual Report	5.31.11

using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds—Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at May 31, 2011 in valuing each Fund’s assets and liabilities is listed below:

AGI Solutions 2015:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/11

Investments in Securities – Assets
Allianz Funds	$2,051,967	—	—	$2,051,967
Allianz Funds Multi-Strategy Trust	988,815	—	—	988,815
Exchange-Traded Funds	1,868,100	—	—	1,868,100
Other Mutual Funds	222,255	—	—	222,255
PIMCO Funds	5,755,832	—	—	5,755,832
Total Investments	$10,886,969	—	—	$10,886,969

AGI Solutions 2020:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/11

Investments in Securities – Assets
Allianz Funds	$1,326,084	—	—	$1,326,084
Allianz Funds Multi-Strategy Trust	739,425	—	—	739,425
Exchange-Traded Funds	827,826	—	—	827,826
Other Mutual Funds	171,671	—	—	171,671
PIMCO Funds	3,303,391	—	—	3,303,391
Total Investments	$6,368,397	—	—	$6,368,397

AGI Solutions 2030:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/11

Investments in Securities – Assets
Allianz Funds	$2,452,810	—	—	$2,452,810
Allianz Funds Multi-Strategy Trust	1,438,172	—	—	1,438,172
Exchange-Traded Funds	465,021	—	—	465,021
Other Mutual Funds	239,833	—	—	239,833
PIMCO Funds	3,101,337	—	—	3,101,337
Total Investments	$7,697,173	—	—	$7,697,173

5.31.11	Allianz Multi-Strategy Funds Semiannual Report	143

Notes to Financial Statements  (Cont.)

May 31, 2011 (unaudited)

AGI Solutions 2040:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/11

Investments in Securities – Assets
Allianz Funds	$2,849,410	—	—	$2,849,410
Allianz Funds Multi-Strategy Trust	1,572,797	—	—	1,572,797
Exchange-Traded Funds	175,475	—	—	175,475
Other Mutual Funds	295,410	—	—	295,410
PIMCO Funds	1,447,247	—	—	1,447,247
Total Investments	$6,340,339	—	—	$6,340,339

AGI Solutions 2050:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/11

Investments in Securities – Assets
Allianz Funds	$3,015,223	—	—	$3,015,223
Allianz Funds Multi-Strategy Trust	1,619,915	—	—	1,619,915
Other Mutual Funds	297,708	—	—	297,708
PIMCO Funds	1,269,201	—	—	1,269,201
Total Investments	$6,202,047	—	—	$6,202,047

AGI Solutions Global Allocation:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/11

Investments in Securities – Assets
Allianz Funds	$93,815,356	—	—	$93,815,356
Allianz Funds Multi-Strategy Trust	54,234,253	—	—	54,234,253
Exchange-Traded Funds	9,930,999	—	—	9,930,999
Other Mutual Funds	9,058,646	—	—	9,058,646
PIMCO Funds	86,558,963	—	—	86,558,963
Repurchase Agreement	—	$318,000	—	318,000
Total Investments	$253,598,217	$318,000	—	$253,916,217

AGI Solutions Global Growth Allocation:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/11

Investments in Securities – Assets
Allianz Funds	$5,741,844	—	—	$5,741,844
Allianz Funds Multi-Strategy Trust	3,457,202	—	—	3,457,202
Other Mutual Funds	541,776	—	—	541,776
PIMCO Funds	1,667,513	—	—	1,667,513
Repurchase Agreement	—	$263,000	—	263,000
Total Investments	$11,408,335	$263,000	—	$11,671,335

AGI Solutions Retirement Income:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/11

Investments in Securities – Assets
Allianz Funds	$1,584,659	—	—	$1,584,659
Allianz Funds Multi-Strategy Trust	723,426	—	—	723,426
Exchange-Traded Funds	1,618,336	—	—	1,618,336
Other Mutual Funds	193,473	—	—	193,473
PIMCO Funds	5,394,480	—	—	5,394,480
Total Investments	$9,514,374	—	—	$9,514,374

144	Allianz Multi-Strategy Funds Semiannual Report	5.31.11

AGIC Convertible:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/11

Investments in Securities – Assets
Convertible Bonds:
Technology	$510,220	$62,230,044	—	$62,740,264
All Other	—	584,844,425	—	584,844,425
Convertible Preferred Stock:
Financial Services	—	9,446,792	—	9,446,792
Road/Rail	—	9,295,659	—	9,295,659
All Other	40,413,038	—	—	40,413,038
Short-Term Investments	—	71,127,031	—	71,127,031
Total Investments	$40,923,258	$736,943,951	—	$777,867,209

AGIC Focused Opportunity:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/11

Investments in Securities – Assets
Common Stock	$4,286,589	—	—	$4,286,589

AGIC High Yield Bond:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/11

Investments in Securities – Assets
Corporate Bonds & Notes:
Hotels/Gaming	—	$1,458,975	$1,296,356	$2,755,331
All Other	—	108,872,589	—	108,872,589
Repurchase Agreement	—	6,002,000	—	6,002,000
Total Investments	—	$116,333,564	$1,296,356	$117,629,920

AGIC International Growth:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/11

Investments in Securities – Assets
Common Stock:
Brazil	$1,690,424	—	—	$1,690,424
Canada	3,609,234	—	—	3,609,234
China	1,139,964	$3,723,480	—	4,863,444
Denmark	821,366	3,053,614	—	3,874,980
France	—	5,093,777	$1,631,150	6,724,927
Hong Kong	1,048,244	5,715,207	—	6,763,451
Taiwan	1,253,988	—	—	1,253,988
All Other	—	86,160,289	—	86,160,289
Repurchase Agreement	—	3,090,000	—	3,090,000
Total Investments	$9,563,220	$106,836,367	$1,631,150	$118,030,737

5.31.11	Allianz Multi-Strategy Funds Semiannual Report	145

Notes to Financial Statements  (Cont.)

May 31, 2011 (unaudited)

AGIC International Growth Opportunities:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 5/31/11

Investments in Securities – Assets
Common Stock:
Brazil	$3,273,038	—	—		$3,273,038
Canada	7,808,097	—	—		7,808,097
China	8,095,067	$6,267,341	—	†	14,362,408
Germany	4,395,472	11,879,378	—		16,274,850
Ireland	1,905,448	—	—		1,905,448
Switzerland	3,199,205	2,338,966	—		5,538,171
United Kingdom	6,021,792	33,249,258	—		39,271,050
All Other	—	54,943,525	—		54,943,525
Preferred Stock	2,440,277	—	—		2,440,277
Rights	180,369	—	—		180,369
Equity-Linked Security	—	1,958,349	—		1,958,349
Repurchase Agreement	—	951,000	—		951,000
Total Investments	$37,318,765	$111,587,817	—	†	$148,906,582
† Peace Mark Holdings Ltd. is fair-valued at $0.

AGIC Micro Cap:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 5/31/11

Investments in Securities – Assets
Common Stock	$59,458,214	—	—		$59,458,214
Repurchase Agreement	—	$2,535,000	—		2,535,000
Total Investments	$59,458,214	$2,535,000	—		$61,993,214

AGIC Small to Mid Cap Growth:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 5/31/11

Investments in Securities – Assets
Common Stock	$3,394,472	—	—		$3,394,472

AGIC Ultra Micro Cap:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 5/31/11

Investments in Securities – Assets
Common Stock	$6,405,383	—	—		$6,405,383
Repurchase Agreement	—	$301,000	—		301,000
Total Investments	$6,405,383	$301,000	—		$6,706,383

AGIC U.S. Emerging Growth:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 5/31/11

Investments in Securities – Assets
Common Stock	$21,859,194	—	—		$21,859,194
Repurchase Agreement	—	$324,000	—		324,000
Total Investments	$21,859,194	$324,000	—		$22,183,194

146	Allianz Multi-Strategy Funds Semiannual Report	5.31.11

NFJ Global Dividend Value:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/11

Investments in Securities – Assets
Common Stock:
Brazil	$2,770,617	—	—	$2,770,617
Canada	697,734	—	—	697,734
China	668,242	—	—	668,242
Russian Federation	700,870	—	—	700,870
United States	11,582,975	—	—	11,582,975
All Other	—	$17,986,666	—	17,986,666
Repurchase Agreement	—	1,030,000	—	1,030,000
Total Investments	$16,420,438	$19,016,666	—	$35,437,104

RCM All Alpha:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/11

Investments in Securities – Assets
Common Stock:
China	$31,487	$951,892	—	$983,379
France	—	27,329	—	27,329
Germany	—	65,113	—	65,113
Hong Kong	17,919	660,459	—	678,378
Netherlands	22,995	12,179	—	35,174
United Kingdom	—	202,946	—	202,946
All Other	2,169,512	—	—	2,169,512
Preferred Stock	—	25,113	—	25,113
Total Investments in Securities – Assets	$2,241,913	$1,945,031	—	$4,186,944

Investments in Securities – Liabilities
Securities Sold Short, at value:
Belgium	—	$(11,549)	—	$(11,549)
France	—	(36,628)	—	(36,628)
Germany	$(49,736)	(54,756)	—	(104,492)
Italy	—	(24,790)	—	(24,790)
Netherlands	(19,934)	(9,699)	—	(29,633)
Switzerland	(25,177)	(62,190)	—	(87,367)
United Kingdom	(57,956)	(69,572)	—	(127,528)
All Other	(2,024,492)	—	—	(2,024,492)
Total Investments in Securities – Liabilities	$(2,177,295)	$(269,184)	—	$(2,446,479)

Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	$57,381	—	$57,381

Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	$(85,647)	—	$(85,647)
Market Price	$(55,153)	—	—	(55,153)
Total Other Financial Instruments – Liabilities	$(55,153)	$(85,647)	—	$(140,800)
Total Investments	$9,465	$1,647,581	—	$1,657,046

5.31.11	Allianz Multi-Strategy Funds Semiannual Report	147

Notes to Financial Statements  (Cont.)

May 31, 2011 (unaudited)

RCM All Horizons:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/11

Investments in Securities – Assets
Common Stock:
Australia	—	$492,611	—	$492,611
France	—	80,724	—	80,724
Germany	—	96,732	—	96,732
Japan	—	64,738	—	64,738
Netherlands	—	92,291	—	92,291
United Kingdom	—	117,056	—	117,056
All Other	$1,322,274	—	—	1,322,274
Repurchase Agreement	—	290,000	—	290,000
Total Investments in Securities – Assets	$1,322,274	$1,234,152	—	$2,556,426
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	$(3)	—	$(3)
Total Investments	$1,322,274	$1,234,149	—	$2,556,423

RCM China Equity:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/11

Investments in Securities – Assets
Common Stock:
China	$176,867	$4,999,129	—	$5,175,996
Hong Kong	—	826,460	—	826,460
Repurchase Agreement	—	231,000	—	231,000
Total Investments	$176,867	$6,056,589	—	$6,233,456

RCM Disciplined Equity:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/11

Investments in Securities – Assets
Common Stock	$48,696,785	—	—	$48,696,785
Repurchase Agreement	—	$592,000	—	592,000
Total Investments	$48,696,785	$592,000	—	$49,288,785

RCM Global EcoTrendsSM:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/11

Investments in Securities – Assets
Common Stock:
Belgium	$691,175	—	—	$691,175
Canada	254,882	—	—	254,882
China	1,157,469	$541,349	—	1,698,818
Ireland	1,380,003	—	—	1,380,003
Russian Federation	1,143,921	—	—	1,143,921
Spain	915,225	1,753,617	—	2,668,842
Taiwan	—	622,822	$1,873,540	2,496,362
United Kingdom	1,183,056	1,996,765	—	3,179,821
United States	19,774,858	—	—	19,774,858
All Other	—	23,326,391	—	23,326,391
Repurchase Agreement	—	514,000	—	514,000
Total Investments	$26,500,589	$28,754,944	$1,873,540	$57,129,073

148	Allianz Multi-Strategy Funds Semiannual Report	5.31.11

RCM Global Water:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/11

Investments in Securities – Assets
Common Stock:
Austria	—	$4,261,399	—	$4,261,399
China	—	265,316	$54,320	319,636
Finland	—	1,507,438	—	1,507,438
France	—	4,206,785	—	4,206,785
Hong Kong	—	357,585	—	357,585
Japan	—	1,074,533	—	1,074,533
Netherlands	—	2,036,196	—	2,036,196
Sweden	—	4,053,171	—	4,053,171
Switzerland	—	6,488,366	—	6,488,366
United Kingdom	$4,433,072	8,857,698	—	13,290,770
All Other	34,378,732	—	—	34,378,732
Preferred Stock	—	422,796	—	422,796
Repurchase Agreement	—	2,604,000	—	2,604,000
Total Investments	$38,811,804	$36,135,283	$54,320	$75,001,407

RCM International Opportunities:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/11

Investments in Securities – Assets
Common Stock:
Brazil	$765,518	—	—	$765,518
Israel	304,422	—	—	304,422
Korea (Republic of)	286,488	—	—	286,488
Taiwan	292,556	—	—	292,556
All Other	—	$20,536,661	—	20,536,661
Preferred Stock	—	315,154	—	315,154
Repurchase Agreement	—	763,000	—	763,000
Total Investments in Securities – Assets	$1,648,984	$21,614,815	—	$23,263,799

Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	$(44)	—	$(44)
Total Investments	$1,648,984	$21,614,771	—	$23,263,755

RCM Redwood:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/11

Investments in Securities – Assets
Common Stock	$6,081,405	—	—	$6,081,405
Repurchase Agreement	—	$1,018,000	—	1,018,000
Total Investments in Securities – Assets	$6,081,405	$1,018,000	—	$7,099,405

Investments in Securities – Liabilities
Options Written, at value:
Market Price	$(1,347,435)	—	—	$(1,347,435)
Total Investments	$4,733,970	$1,018,000	—	$5,751,970

*	Other financial instruments are derivatives not reflected in the Schedules of Investments, such as futures contracts and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

5.31.11	Allianz Multi-Strategy Funds Semiannual Report	149

Notes to Financial Statements  (Cont.)

May 31, 2011 (unaudited)

There were no significant transfers between Levels 1 and 2 for the Funds during the six months ended May 31, 2011.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended May 31, 2011, was as follows:

AGIC Convertible:
	Beginning Balance 11/30/10		Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/11

Investments in Securities – Assets
Convertible Bonds:
Oil & Gas	$3,792,225		$(3,610,594)	—	$(62,465)	$(119,166)	—	—	—
Telecommunications	6,434,004		(6,889,681)	—	1,949,110	(1,493,433)	—	—	—
Total Investments	$10,226,229		$(10,500,275)	—	$1,886,645	$(1,612,599)	—	—	—

AGIC High Yield Bond:
	Beginning Balance 11/30/10		Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3*	Ending Balance 5/31/11

Investments in Securities – Assets
Corporate Bonds & Notes:
Hotels/Gaming	—		$1,232,526	$163	—	$63,667	—	—	$1,296,356
Transportation	$1,475,625		(195,212)	289	$10,212	96,411	—	$(1,387,325)	—
Total Investments	$1,475,625		$1,037,314	$452	$10,212	$160,078	—	$(1,387,325)	$1,296,356

*     Transferred out of Level 3 into Level 2 because sufficient observable inputs became available.

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at May 31, 2011 was $63,667.

AGIC International Growth:
	Beginning Balance 11/30/10		Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/11

Investments in Securities – Assets
Common Stock:
France	—		$1,473,401	—	—	$157,749	—	—	$1,631,150
Total Investments	—		$1,473,401	—	—	$157,749	—	—	$1,631,150

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at May 31, 2011 was $157,749.

AGIC International Growth Opportunities:
	Beginning Balance 11/30/10		Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/11

Investments in Securities – Assets
Common Stock:
China	—	†	—	—	—	—	—	—	—	†
Total Investments	—	†	—	—	—	—	—	—	—	†

† Peace Mark Holdings Ltd. is fair-valued at $0.

150	Allianz Multi-Strategy Funds Semiannual Report	5.31.11

RCM China Equity:
	Beginning Balance 11/30/10	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/11

Investments in Securities – Assets
Common Stock:
Rights#	$5,364	—	—	—	$(5,364)	—	—	—

# Rights that were received as part of an offering, expired unexcercised.

RCM Global EcoTrendsSM:
	Beginning Balance 11/30/10	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/11

Investments in Securities – Assets
Common Stock:
China	$478,111	$(647,036)	—	$318,594	$(149,669)	—	—	—
Taiwan	1,918,740	—	—	—	(45,200)	—	—	$1,873,540
Total Investments	$2,396,851	$(647,036)	—	$318,594	$(194,866)	—	—	$1,873,540

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at May 31, 2011 was $(45,200).

RCM Global Water:
	Beginning Balance 11/30/10	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/11

Investments in Securities – Assets
Common Stock:
China	—	$96,331	—	—	$(42,011)	—	—	$54,320
Total Investments	—	$96,331	—	—	$(42,011)	—	—	$54,320

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at May 31, 2011 was $(42,011).

These net realized gain (loss) and net change in unrealized appreciation/depreciation for the Funds are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statements of Operations. Interest income is recorded on an accrual basis. Consent fees are recorded as miscellaneous income upon receipt. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter

M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds' management has determined that its evaluation has resulted in no material impact to the Funds' financial statements at May 31, 2011. The Funds’ federal tax returns for the period since their inception or for the prior three years, whichever is shorter, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  The Funds (except for AGI Solutions Global Allocation, AGI Solutions Retirement Income, AGIC Convertible, AGIC High Yield Bond and NFJ Global Dividend Value) declare dividends and distributions from net investment income and net realized capital gains, if any, annually. AGI Solutions Global Allocation, AGI Solutions Retirement Income, AGIC Convertible and NFJ Global Dividend Value declare dividends from net investment income, if any, quarterly and distributions

5.31.11	Allianz Multi-Strategy Funds Semiannual Report	151

Notes to Financial Statements  (Cont.)

May 31, 2011 (unaudited)

from net realized capital gains, if any, annually. AGIC High Yield Bond declares dividends from net investment income, if any, monthly and distributions from net realized capital gains, if any, annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include distribution, servicing, administrative servicing and sub-transfer agent fees.

(g) Foreign Currency Translation.  The Funds' accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: AGIC Focused Opportunity—$16, AGIC International Growth—$144,303, AGIC International Growth Opportunities—$120,555, AGIC Micro Cap—$685, AGIC Small to Mid Cap Growth—$72, AGIC U.S. Emerging Growth—$441, NFJ Global Dividend Value—$52,162, RCM All Alpha—$760, RCM All Horizons—$1,642, RCM China Equity—$3,050, RCM Global EcoTrendsSM—$52,561, RCM Global Water—$77,584; RCM International Opportunities—$44,747 and RCM Redwood—$26.

(i) Repurchase Agreements.  The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(j) Securities Sold Short.  Certain Funds engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) it does not own. When the Funds engage in a short sale, they must borrow the security sold short and deliver it to the counterparty. The Funds will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Short sales expose the Funds to the risk that they will be required to cover the short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the applicable Fund. A short sale is “against the box” if the Funds hold in their portfolio or have the right to acquire the security sold short at no additional cost. The Funds will be subject to additional risks to the extent that they engage in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(k) Equity-Linked Securities.  Certain Funds purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to more efficiently and effectively access what is generally an emerging securities market. The Fund deposits cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties that are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty, at any time prior to the end of the term of the underlying agreement. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

(l) Custody Credits on Cash Balances.  The Funds benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency and credit risks.

152	Allianz Multi-Strategy Funds Semiannual Report	5.31.11

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security's market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common and preferred stock, or equity-related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Funds’ sub-advisers, Allianz Global Investors Capital LLC (“Allianz Capital”), Allianz Global Investors Solutions LLC (“AGIS”), NFJ Investment Group LLC (“NFJ”), RCM Asia Pacific Limited (“RCM AP”), RCM Capital Management LLC (“RCM”) and Allianz Global Investors Europe GmbH (“AGI Europe”), each an affiliate of the Investment Manager, seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Leverage will cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions (such as reverse repurchase agreements) or purchase instruments that give rise to forms of leverage. In addition, to the extent a Fund employs leverage, interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Fund’s investment returns, resulting in greater losses.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Funds are also party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3.	UNDERLYING FUNDS AND OTHER ACQUIRED FUNDS RISK

AGI Solutions 2015, AGI Solutions 2020, AGI Solutions 2030, AGI Solutions 2040, AGI Solutions 2050, AGI Solutions Global Allocation, AGI Solutions Global Growth Allocation and AGI Solutions Retirement Income invest their assets primarily in Underlying Funds (series of Allianz Funds, Allianz Funds Multi-Strategy Trust, PIMCO Equity Series, PIMCO Funds and PIMCO sponsored exchange-traded Funds (“ETFs”)). The Funds may also invest a portion of their assets in Other Acquired Funds (unaffiliated ETFs and other mutual funds and pooled vehicles). Accordingly, the Funds’ investment performance depends upon a favorable allocation among the Underlying Funds and Other Acquired Funds as well as the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. The risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds.

Investing in the Underlying Funds and Other Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds or Other Acquired Funds. Each

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Notes to Financial Statements  (Cont.)

May 31, 2011 (unaudited)

Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. Each Fund’s investment in a particular Underlying Fund may exceed 25% of its assets. To the extent that a Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund.

4.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Futures Contracts.  The Funds use futures contracts to manage their exposure to the securities markets or to movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

Options Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of put options are decreased by the premiums paid.

The Funds write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds or underlying funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market price risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the fair valuations of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at May 31, 2011:

RCM All Alpha:

Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	—	$57,381	$57,381
Liability derivatives:
Payable for variation margin on futures contracts*	$(38,745)	—	$(38,745)
Unrealized depreciation of forward foreign currency contracts	—	$(85,647)	(85,647)
Total liability derivatives	$(38,745)	$(85,647)	$(124,392)

*	Included in the unrealized depreciation of $55,153 of futures contracts. See Note 7(a) in the Notes to Financial Statements.

RCM All Horizons:

Location	Foreign Exchange Contracts
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(3)

RCM International Opportunities:

Location	Foreign Exchange Contracts
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(44)

154	Allianz Multi-Strategy Funds Semiannual Report	5.31.11

RCM Redwood:

Location	Market Price
Liability derivatives:
Options written, at value	$(1,347,435)

The effect of derivatives on the Statements of Operations for the six months ended May 31, 2011:

RCM All Alpha:

Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$79,048	—	$79,048
Foreign currency transactions (forward foreign currency contracts)	—	$(944)	(944)
Total net realized gain (loss)	$79,048	$(944)	$78,104
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(55,153)	—	$(55,153)
Foreign currency transactions (forward foreign currency contracts)	—	$(28,266)	(28,266)
Total net change in unrealized appreciation/depreciation	$(55,153)	$(28,266)	$(83,419)

RCM All Horizons:

Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$1,177
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward foreign currency contracts)	$(3)

RCM China Equity:

Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(131)

RCM Global EcoTrendsSM:

Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(19,368)

RCM Global Water:

Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$39,607

RCM International Opportunities:

Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$1,422
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward foreign currency contracts)	$(44)

RCM Redwood:

Location	Market Price
Net realized gain (loss) on:
Investments (options purchased)	$(8,386)
Options written	73,204
Total net realized gain	$64,818
Net change in unrealized appreciation/depreciation of:
Options written	$69,942

The average volume (measured at each fiscal quarter-end) of derivative activity during the six months ended May 31, 2011:

	Options Written Contracts(1)	Futures Contracts(1)	Forward Foreign Currency Contracts(2)
		Short	Purchased	Sold
RCM All Alpha	—	56	$10,540,112	$10,547,284
RCM All Horizons	—	—	—	1,119
RCM International Opportunities	—	—	—	5,897
RCM Redwood	2,162	—	—	—

(1)	Number of contracts
(2)	U.S. $ value on origination date

5.	INVESTMENT MANAGER/SUB-ADVISERS/DISTRIBUTOR

Investment Advisory Fee.  Each Fund has entered into an Investment Management Agreement (collectively the ‘‘Agreements’’) with the Investment Manager. Subject to the supervision of the Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Investment Manager receives an annual fee from each Fund, payable monthly, at an annual rate of each Fund’s average daily net assets as indicated in the following table:

	Management Fee	Effective Management Fee
AGI Solutions 2015	0.80%	0.16%
AGI Solutions 2020	0.80	0.15
AGI Solutions 2030	0.85	0.15
AGI Solutions 2040	0.85	0.15
AGI Solutions 2050	0.85	0.15
AGI Solutions Global Allocation	0.85	0.15
AGI Solutions Global Growth Allocation	0.85	0.16
AGI Solutions Retirement Income	0.75	0.16
AGIC Convertible	0.57	0.57
AGIC Focused Opportunity	0.80	0.80
AGIC High Yield Bond	0.48	0.48

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Notes to Financial Statements  (Cont.)

May 31, 2011 (unaudited)

	Management Fee	Effective Management Fee
AGIC International Growth	0.85%	0.85%
AGIC International Growth Opportunities	1.00	1.00
AGIC Micro Cap	1.25	1.25
AGIC Small to Mid Cap Growth	0.80	0.80
AGIC Ultra Micro Cap	1.50	1.50
AGIC U.S. Emerging Growth	0.90	0.90
NFJ Global Dividend Value	0.85	0.85
RCM All Alpha	1.25	1.25
RCM All Horizons	0.95	0.95
RCM China Equity	1.10	1.10
RCM Disciplined Equity	0.70	0.70
RCM Global EcoTrendsSM	1.00	1.00
RCM Global Water	0.95	0.95
RCM International Opportunities	0.85	0.85
RCM Redwood	1.00	1.00

The Investment Manager has retained its affiliates, AGI Capital, AGIS, NFJ and RCM to manage the Funds’ investments. Subject to the supervision of the Investment Manager, AGI Capital, AGIS, NFJ and RCM (collectively “the Sub-Advisers”) are responsible for making all of the investment decisions for the Funds for which they serve as sub-adviser as detailed below. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Advisers in return for their services. RCM has retained its affiliates, AGI Europe and RCM AP, to conduct the day to day portfolio management of all the Funds it sub-advises with the exception of RCM All Alpha, RCM Disciplined Equity and RCM Redwood, as detailed below. RCM (and not the RCM Funds or the Investment Manager), in turn, pays AGI Europe and RCM AP an annual fee, payable monthly for their services.

Sub-Adviser	Funds
AGIS	AGI Solutions 2015, AGI Solutions 2020, AGI Solutions 2030, AGI Solutions 2040, AGI Solutions 2050, AGI Solutions Global Allocation, AGI Solutions Global Growth Allocation, AGI Solutions Retirement Income
AGI Capital	AGIC Convertible, AGIC Focused Opportunity, AGIC High Yield Bond, AGIC International Growth, AGIC International Growth Opportunities, AGIC Micro Cap, AGIC Small to Mid Cap Growth, AGIC Ultra Micro Cap, AGIC U.S. Emerging Growth

Sub-Adviser	Funds
NFJ	NFJ Global Dividend Value
RCM	RCM All Alpha, RCM Disciplined Equity, RCM Redwood
RCM & AGI Europe	RCM All Horizons, RCM Global Eco TrendsSM, RCM Global Water, RCM International Opportunities
RCM & RCM AP	RCM China Equity

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of Allianz Global, the Investment Manager and the Sub-Advisers, serves as the distributor of the Funds’ shares pursuant to separate Distribution Servicing Plans for Class A, B, C, D and R. The Distributor, for each of the Funds, receives (i) servicing fees of 0.25% of the average daily net assets of each of Class A, B, C, D and R in connection with services rendered to shareholders of each class and the maintenance of shareholder accounts, and (ii) distribution fees of 0.75% of the average daily net assets of each of Class B and C and 0.25% of average daily net assets of Class R in connection with the distribution of Class B, C and R shares.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R classes, the Funds compensate the Distributor for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts.

Pursuant to the Distribution Plan for the Administrative Class shares, the Funds are permitted to reimburse the Distributor out of the Administrative Class’s assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average net assets of the class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that no more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed.

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended May 31, 2011, the Distributor received $611,570 representing commissions (sales charges) and contingent deferred sales charges.

6.	EXPENSE LIMITATION

The Trust and the Investment Manager have entered into Expense Limitation and Management Fee Waiver Agreements as indicated below:

		Expense Limitation %

	Management Fee Waiver %(1)	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
AGI Solutions 2015(2)	0.65%	0.50%	N/A	1.25%	0.50%	0.75%	0.30%	0.20%	0.45%
AGI Solutions 2020(2)	0.65	0.53	N/A	1.28	0.53	0.78	0.33	0.23	0.48
AGI Solutions 2030(2)	0.70	0.43	N/A	1.18	0.43	0.68	0.23	0.13	0.38
AGI Solutions 2040(2)	0.70	0.43	N/A	1.18	0.43	0.68	0.23	0.13	0.38
AGI Solutions 2050(2)	0.70	0.43	N/A	1.18	0.43	0.68	0.23	0.13	0.38
AGI Solutions Global Allocation(2)	0.70	0.44	1.19	1.19	0.44	0.69	0.24	0.14	0.39
AGI Solutions Global Growth Allocation(2)	0.70	0.43	N/A	1.18	0.43	0.68	0.23	0.13	0.38
AGI Solutions Retirement Income(2)	0.60	0.52	N/A	1.27	0.52	0.77	0.32	0.22	0.47
AGIC Convertible(3)	N/A	1.05	N/A	1.80	1.05	1.30	0.82	0.72	1.05
AGIC Focused Opportunity(3)	N/A	1.45	N/A	N/A	N/A	N/A	N/A	1.10	N/A

156	Allianz Multi-Strategy Funds Semiannual Report	5.31.11

		Expense Limitation %

	Management Fee Waiver %(1)	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
AGIC High Yield Bond(3)	N/A	1.08%	N/A	1.83%	1.08%	1.33%	0.93%	0.60%	1.08%
AGIC International Growth Opportunities(3)	N/A	1.62	N/A	2.37	1.62	1.87	1.32	1.19	1.62
AGIC International Growth(3)	N/A	1.56	N/A	2.31	1.56	1.82	1.30	0.97	N/A
AGIC Micro Cap(3)	N/A	N/A	N/A	N/A	N/A	N/A	1.65	1.54	N/A
AGIC Small to Mid Cap Growth(3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.90	N/A
AGIC Ultra Micro Cap(3)	N/A	N/A	N/A	N/A	N/A	N/A	2.41	2.23	N/A
AGIC U.S. Emerging Growth(3)	N/A	1.50	N/A	2.25	1.50	1.75	1.25	1.15	N/A
NFJ Global Dividend Value(3)	N/A	1.50	N/A	2.25	1.50	N/A	1.30	1.20	N/A
RCM All Alpha(4)	N/A	1.75	N/A	2.50	1.75	N/A	1.50	1.40	N/A
RCM All Horizons(3)	N/A	1.66	N/A	2.41	1.66	N/A	1.40	1.30	N/A
RCM China Equity(3)	N/A	1.70	N/A	2.45	1.70	N/A	1.50	1.40	N/A
RCM Disciplined Equity(3)	N/A	1.25	N/A	2.00	1.25	N/A	1.05	0.95	N/A
RCM Global EcoTrendsSM(3)	N/A	1.64	N/A	2.40	1.65	N/A	1.45	1.35	N/A
RCM Global Water(3)	N/A	1.70	N/A	2.45	1.70	N/A	1.50	1.40	N/A
RCM International Opportunities(3)	N/A	1.56	N/A	2.31	1.56	N/A	1.30	1.20	N/A
RCM Redwood(3)	N/A	1.75	N/A	2.50	1.75	N/A	1.50	1.40	N/A

(1)	The Investment Manager has contractually agreed to irrevocably waive a portion of its management fee with respect to the noted Funds. The waiver is calculated on the average daily net assets of each applicable Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds based on the rates disclosed in the above table. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Investment Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in Other Acquired Funds will continue through at least March 31, 2012. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments).
(2)	The Investment Manager has contractually agreed, until March 31, 2012, to irrevocably waive its management fee, and/or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote (1) above, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. Prior to April 1, 2011, the contractual waiver for AGI Solutions Global Allocation did not exclude Acquired Fund Fees and Expenses.
(3)	The Investment Manager has contractually agreed, until March 31, 2012, to irrevocably waive its management fee, and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. Prior to April 1, 2011, the contractual waiver also excluded Trustees’ fees for all share classes then in existence, except that for AGIC International Growth, trustees’ fees were only excluded for Institutional Class shares.
(4)

The Investment Manager has contractually agreed, until March 31, 2012, to irrevocably waive its management fee, and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, certain credits and other expenses, and short sale fees and substitute dividend expense on securities sold short, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

7.	INVESTMENTS IN SECURITIES

Purchases and sales of investments, other than short-term securities, for the six months ended May 31, 2011:

	Purchases	Sales
AGI Solutions 2015	$7,135,158	$2,720,120
AGI Solutions 2020	2,346,944	1,560,608
AGI Solutions 2030	2,809,275	1,807,289
AGI Solutions 2040	2,328,816	1,582,731
AGI Solutions 2050	2,060,627	1,339,658
AGI Solutions Global Allocation	86,321,061	70,994,574
AGI Solutions Global Growth Allocation	7,534,156	2,798,860
AGI Solutions Retirement Income	5,498,239	3,079,452
AGIC Convertible	724,611,509	527,033,444
AGIC Focused Opportunity	7,000,509	3,258,913
AGIC High Yield Bond	114,780,451	100,443,369

	Purchases	Sales
AGIC International Growth	$28,406,639	$32,518,665
AGIC International Growth Opportunities	49,109,103	48,768,648
AGIC Micro Cap	23,709,305	31,271,209
AGIC Small to Mid Cap Growth	1,685,819	1,708,133
AGIC Ultra Micro Cap	5,599,322	4,874,553
AGIC U.S. Emerging Growth	12,239,577	14,412,421
NFJ Global Dividend Value	23,860,429	9,445,045
RCM All Alpha	8,092,317	3,999,870
RCM All Horizons	2,351,143	2,268,323
RCM China Equity	2,842,939	1,505,132
RCM Disciplined Equity	30,051,968	4,700,630
RCM Global EcoTrendsSM	7,445,286	24,346,133
RCM Global Water	25,874,881	18,956,229
RCM International Opportunities	11,847,039	3,814,909
RCM Redwood	7,132,585	1,153,195

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Notes to Financial Statements  (Cont.)

May 31, 2011 (unaudited)

(a) Futures contracts outstanding at May 31, 2011:

	RCM All Alpha:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Depreciation
Short:
Mini Hang Seng Index	(56)	$(1,695)	6/29/11	$(55,153)

At May 31, 2011, RCM All Alpha pledged cash collateral of $105,574 for futures contracts.

(b) Transactions in options written for the six months ended May 31, 2011:

	RCM Redwood:
	Contracts	Premiums
Options outstanding, December 27, 2010†	—	—
Options written	3,765	$1,901,320
Options terminated in closing transactions	(1,258)	(422,532)
Options exercised	(178)	(58,965)
Options expired	(32)	(2,446)
Options outstanding, May 31, 2011	2,297	$1,417,377

†	Commencement of operations.

(c) Forward foreign currency contracts outstanding at May 31, 2011:

	RCM All Alpha:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value May 31, 2011	Unrealized Appreciation (Depreciation)
Purchased:
686,300 Australian Dollar settling 6/22/11	Bank of New York Mellon	$725,974	$730,934	$4,960
1,201,200 British Pound settling 6/22/11	Bank of New York Mellon	1,960,279	1,975,493	15,214
908,929 Canadian Dollar settling 6/22/11	Bank of New York Mellon	945,000	937,675	(7,325)
72,795 Canadian Dollar settling 9/22/11	Bank of New York Mellon	75,000	74,923	(77)
3,000,100 Euro settling 6/22/11	Bank of New York Mellon	4,321,859	4,315,496	(6,363)
149,087,999 Japanese Yen settling 6/22/11	Bank of New York Mellon	1,810,000	1,829,192	19,192
26,396,500 Japanese Yen settling 9/22/11	Bank of New York Mellon	325,000	324,025	(975)
330,061 Swiss Franc settling 6/22/11	Bank of New York Mellon	377,000	387,027	10,027
Sold:
686,300 Australian Dollar settling 6/22/11	Bank of New York Mellon	722,435	730,934	(8,499)
1,201,200 British Pound settling 6/22/11	Bank of New York Mellon	1,957,869	1,975,493	(17,624)
106,500 British Pound settling 9/22/11	Bank of New York Mellon	174,713	174,937	(224)
908,287 Canadian Dollar settling 6/22/11	Bank of New York Mellon	945,000	937,012	7,988
3,000,100 Euro settling 6/22/11	Bank of New York Mellon	4,311,120	4,315,496	(4,376)
173,900 Euro settling 9/22/11	Bank of New York Mellon	249,147	249,516	(369)
149,467,403 Japanese Yen settling 6/22/11	Bank of New York Mellon	1,810,000	1,833,847	(23,847)
335,127 Swiss Franc settling 6/22/11	Bank of New York Mellon	377,000	392,968	(15,968)
				$(28,266)

	RCM All Horizons:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value May 31, 2011	Unrealized Depreciation
Sold:
1,051 Australian Dollar settling 6/3/11	State Street Bank & Trust	$1,119	$1,122	$(3)

	RCM International Opportunities:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value May 31, 2011	Unrealized Depreciation
Sold:
109,480 Swedish Krona settling 6/7/11	State Street Bank & Trust	$17,692	$17,736	$(44)

158	Allianz Multi-Strategy Funds Semiannual Report	5.31.11

8.	INCOME TAX INFORMATION

At May 31, 2011, the aggregate cost basis and the net unrealized appreciation of investments for federal income tax purposes were as follows:

	Federal Tax Cost Basis	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
AGI Solutions 2015	$9,875,059	$1,011,910	—	$1,011,910
AGI Solutions 2020	5,472,309	896,088	—	896,088
AGI Solutions 2030	6,427,064	1,270,109	—	1,270,109
AGI Solutions 2040	4,999,812	1,340,527	—	1,340,527
AGI Solutions 2050	4,798,705	1,403,342	—	1,403,342
AGI Solutions Global Allocation	209,249,647	44,666,570	—	45,666,570
AGI Solutions Global Growth Allocation	9,845,677	1,825,658	—	1,825,658
AGI Solutions Retirement Income	8,603,210	911,164	—	911,164
AGIC Convertible	698,148,866	81,333,660	$1,615,317	79,718,343
AGIC Focused Opportunity	4,026,114	370,903	110,428	260,475
AGIC High Yield Bond	111,813,438	5,964,295	147,813	5,816,482
AGIC International Growth	92,190,129	27,261,996	1,421,388	25,840,608
AGIC International Growth Opportunities	110,904,023	43,764,732	5,762,173	38,002,559
AGIC Micro Cap	43,950,801	18,818,367	775,954	18,042,413
AGIC Small to Mid Cap Growth	2,546,219	881,151	32,898	848,253
AGIC Ultra Micro Cap	4,899,486	1,889,958	83,061	1,806,897
AGIC U.S. Emerging Growth	16,781,940	5,620,359	219,105	5,401,254
NFJ Global Dividend Value	33,349,945	2,437,071	349,912	2,087,159
RCM All Alpha	4,184,967	122,144	120,167	1,977
RCM All Horizons	2,326,824	278,321	48,719	229,602
RCM China Equity	5,827,167	616,035	209,746	406,289
RCM Disciplined Equity	43,745,354	5,849,787	306,356	5,543,431
RCM Global EcoTrendsSM	54,838,554	11,679,475	9,388,956	2,290,519
RCM Global Water	65,122,967	12,400,677	2,522,237	9,878,440
RCM International Opportunities	20,217,441	3,540,948	494,590	3,046,358
RCM Redwood	6,987,137	356,869	244,601	112,268

Primary differences, if any, between book and tax cost basis was attributable to wash sales and the differing treatment of bond premium amortization.

5.31.11	Allianz Multi-Strategy Funds Semiannual Report	159

Notes to Financial Statements  (Cont.)

May 31, 2011 (unaudited)

9.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.00001 par value. Changes in shares of beneficial interest were as follows:

	AGI Solutions 2015				AGI Solutions 2020
	Six Months ended 5/31/2011		Year ended 11/30/2010		Six Months ended 5/31/2011		Year ended 11/30/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	113,027	$2,117,550	8,944	$161,765	8,586	$164,424	5,684	$104,866
Class C	160,530	3,043,394	13,916	260,509	24,392	464,134	11,871	221,781
Class D	5,588	105,449	6,525	119,534	737	14,245	6,836	124,194
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	6,641	125,496	42,162	763,560	7,353	140,231	41,438	763,797
Administrative Class	—	—	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	805	14,841	194	3,416	523	9,718	85	1,515
Class C	1,117	20,378	179	3,142	618	11,387	73	1,305
Class D	515	9,500	263	4,648	594	11,053	175	3,110
Class R	36	672	29	494	41	750	30	531
Class P	39	725	31	535	43	805	33	572
Institutional Class	16,118	298,512	10,816	191,116	15,474	288,749	10,424	186,080
Administrative Class	38	705	29	520	42	784	31	556

Cost of shares redeemed:
Class A	(41,346)	(793,428)	(1,507)	(28,009)	(1,514)	(29,341)	—	—
Class C	(20,030)	(377,417)	(2,003)	(35,943)	—	—	(2,964)	(53,508)
Class D	(1,661)	(31,802)	(1,171)	(20,926)	(6,300)	(119,074)	(872)	(15,738)
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	(4,066)	(79,673)	—	—	(241)	(4,705)	(343)	(6,434)
Administrative Class	—	—	—	—	—	—	—	—
Net increase resulting from Fund share transactions	237,351	$4,454,902	78,407	$1,424,361	50,348	$953,160	72,501	$1,332,627

160	Allianz Multi-Strategy Funds Semiannual Report	5.31.11

AGI Solutions 2030				AGI Solutions 2040				AGI Solutions 2050
Six Months ended 5/31/2011		Year ended 11/30/2010		Six Months ended 5/31/2011		Year ended 11/30/2010		Six Months ended 5/31/2011		Year ended 11/30/2010
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

11,068	$229,308	9,725	$188,202	4,711	$103,065	8,876	$181,139	533	$11,858	1,364	$26,102
10,856	221,293	23,270	459,055	3,517	78,045	318	6,267	622	13,485	914	18,786
1,696	35,713	9,548	185,733	8,852	199,586	6,320	127,391	4,996	110,823	2,947	60,944
—	—	—	—	—	—	—	—	13	300	74	1,500
221	4,800	—	—	—	—	—	—	—	—	—	—
22,764	474,944	26,768	513,220	23,567	524,407	14,100	294,654	26,418	585,362	7,645	150,706
—	—	—	—	—	—	—	—	—	—	—	—

946	18,838	264	5,023	332	7,018	265	5,315	259	5,487	46	932
1,791	35,670	129	2,455	82	1,727	57	1,140	175	3,699	17	334
948	19,046	231	4,407	1,427	30,041	69	1,379	764	16,153	146	2,918
47	932	21	398	62	1,315	19	386	75	1,581	20	388
49	988	24	440	65	1,356	21	422	69	1,471	22	431
17,702	357,390	7,573	144,883	20,635	436,855	6,626	133,043	21,336	452,966	6,487	130,397
48	968	22	424	63	1,334	20	407	69	1,449	20	415

(4,107)	(85,750)	(5,491)	(106,209)	—	—	(6,703)	(130,014)	—	—	(317)	(6,060)
(1,360)	(28,182)	(1,118)	(22,534)	—	—	(1,469)	(29,707)	(10)	(216)	—	—
(301)	(6,186)	(1,946)	(36,676)	(8,614)	(183,694)	(514)	(10,372)	(3,739)	(83,828)	(71)	(1,449)
—	—	—	—	(10)	(223)	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
(3,017)	(63,710)	(2,458)	(47,101)	(4,262)	(94,426)	(7,540)	(155,329)	(1,801)	(39,633)	(1,931)	(40,179)
—	—	—	—	—	—	—	—	—	—	—	—
59,351	$1,216,062	66,562	$1,291,720	50,427	$1,106,406	20,465	$426,121	49,779	$1,080,957	17,383	$346,165

5.31.11	Allianz Multi-Strategy Funds Semiannual Report	161

Notes to Financial Statements  (Cont.)

May 31, 2011 (unaudited)

	AGI Solutions Global Allocation				AGI Solutions Global Growth Allocation
	Six Months ended 5/31/2011		Year ended 11/30/2010		Six Months ended 5/31/2011		Year ended 11/30/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	1,470,813	$16,284,158	2,107,258	$21,100,358	208,841	$4,746,859	108,779	$2,286,821
Class B	62,550	697,434	503,569	5,208,539	—	—	—	—
Class C	851,721	9,495,193	976,250	9,892,955	43,606	990,355	14,437	297,344
Class D	15,271	168,020	3,233	32,386	1,765	40,777	341	7,105
Class R	—	—	—	—	—	—	—	—
Class P	301,893	3,364,992	517,194	5,465,032	—	—	—	—
Institutional Class	765,916	8,414,845	1,022,893	10,053,350	655	15,000	1,565	34,786
Administrative Class	176,745	1,949,407	—	—	—	—	—	—
Class II — (liquidated)##	—	—	—	—	—	—	—	—
Institutional Class — (converted)#	—	—	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	137,373	1,484,378	186,839	1,843,992	6,792	148,479	68	1,357
Class B	25,922	284,564	51,317	513,069	—	—	—	—
Class C	133,210	1,454,717	172,775	1,722,144	1,383	30,091	311	6,226
Class D	153	1,643	60	592	44	953	16	319
Class R	29	321	45	435	41	910	15	300
Class P	316	3,401	455	4,480	44	967	16	330
Institutional Class	88,302	944,637	136,753	1,336,476	13,257	291,123	4,948	99,409
Administrative Class	701	7,779	22	222	44	946	15	319
Class II — (liquidated)##	—	—	—	—	—	—	—	—
Institutional Class — (converted)#	—	—	—	—	—	—	—	—

Issued upon conversion, net:#
Class P	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—	—	—
Institutional Class — (converted)#	—	—	—	—	—	—	—	—

Cost of shares redeemed:
Class A	(879,613)	(9,728,578)	(1,264,477)	(12,618,236)	(41,092)	(934,876)	(73,894)	(1,499,692)
Class B	(528,316)	(5,959,507)	(2,072,035)	(20,866,817)	—	—	—	—
Class C	(995,927)	(11,177,920)	(1,984,572)	(19,917,499)	(9,349)	(213,990)	(1,064)	(22,533)
Class D	(337)	(3,718)	(1,421)	(14,099)	(362)	(8,394)	(47)	(1,058)
Class R	—	—	—	—	—	—	—	—
Class P	(27,616)	(305,417)	(76,772)	(760,314)	—	—	—	—
Institutional Class	(205,596)	(2,267,407)	(879,819)	(8,650,834)	—	—	—	—
Administrative Class	(23,802)	(270,815)	—	—	—	—	—	—
Class II — (liquidated)##	—	—	—	—	—	—	—	—
Institutional Class — (converted)#	—	—	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	1,369,708	$14,842,127	(600,433)	$(5,653,769)	225,669	$5,109,200	55,506	$1,211,033

†	Commencement of operations.
*	Actual amount rounds to less than 1 share.
**	Inclusive of shares sold to Allianz Global subsequent to commencement of operations.
#	See Note 12(b) in the Notes to Financial Statements.
##	Share class of former Nicholas Applegate Institutional Funds.

162	Allianz Multi-Strategy Funds Semiannual Report	5.31.11

AGI Solutions Retirement Income				AGIC Convertible					AGIC Focused Opportunity
Six Months ended 5/31/2011		Year ended 11/30/2010		Six Months ended 5/31/2011		Year ended 11/30/2010			Period 12/27/10† through 5/31/2011
Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount	Shares	Amount

72,519	$1,353,167	20,355	$364,487	2,830,667	$86,324,239	384,030	**	$10,339,609 **	138,639	$2,340,223
—	—	—	—	—	—	—		—	—	—
74,254	1,359,765	70,654	1,256,191	662,496	20,537,176	8,019	**	208,890 **	—	—
19,256	357,859	9,938	178,032	1,945,893	59,326,809	96,420	**	2,629,734 **	—	—
23	420	94	1,698	247	7,603	381	**	10,000 **	—	—
—	—	—	—	855,068	26,459,374	21,668	**	551,257 **	—	—
20,353	371,087	37,032	653,068	10,497,210	321,017,465	3,666,604		94,120,282	13,281	229,859
—	—	—	—	49,231	1,527,196	381	**	10,000 **	—	—
—	—	—	—	—	—	—		—	—	—
—	—	—	—	—	—	371,892		9,243,926	—	—

911	16,610	551	9,652	8,075	240,374	211		5,452	—	—
—	—	—	—	—	—	—		—	—	—
1,962	35,518	733	12,855	726	21,930	—	*	3	—	—
596	10,908	208	3,642	6,681	200,296	15		386	—	—
18	341	24	432	5	140	3		77	—	—
19	331	39	694	10,311	302,137	9,412		240,745	—	—
9,136	165,275	13,196	230,293	57,278	1,680,720	74,961		1,906,796	—	—
18	326	38	665	165	4,987	5		106	—	—
—	—	—	—	—	—	20,294		514,654	—	—
—	—	—	—	—	—	2,499		63,286	—	—

—	—	—	—	—	—	1,168,070		28,057,731	—	—
—	—	—	—	—	—	11,459,992		282,405,705	—	—
—	—	—	—	—	—	(12,628,062)		(310,463,436)	—	—

(19,022)	(357,170)	(3,179)	(57,961)	(997,747)	(30,714,217)	(12,004)		(332,748)	(105,007)	(1,730,758)
—	—	—	—	—	—	—		—	—	—
(11,943)	(217,555)	(2,701)	(47,285)	(8,581)	(265,048)	—		—	—	—
(5,215)	(96,646)	(4,603)	(81,140)	(340,135)	(10,449,629)	(19,043)		(504,633)	—	—
(2)	(32)	(26)	(470)	—	—	—		—	—	—
—	—	—	—	(289,673)	(8,806,206)	(437,406)		(11,072,847)	—	—
(29,958)	(543,335)	(846)	(15,606)	(8,501,970)	(258,259,771)	(1,138,002)		(28,674,805)	(1,421)	(24,453)
—	—	—	—	(863)	(26,766)	—		—	—	—
—	—	—	—	—	—	(1,599,526)		(41,861,989)	—	—
—	—	—	—	—	—	(1,036,027)		(25,350,000)	—	—

132,925	$2,456,869	141,507	$2,509,247	6,785,084	$209,128,809	414,787		$12,048,181	45,492	$814,871

5.31.11	Allianz Multi-Strategy Funds Semiannual Report	163

Notes to Financial Statements  (Cont.)

May 31, 2011 (unaudited)

	AGIC High Yield Bond						AGIC International Growth
	Six Months ended 5/31/2011		Year ended 11/30/2010				Six Months ended 5/31/2011		Year ended 11/30/2010
	Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount

Shares sold:
Class A	973,419	$10,128,395	127,431	**	$1,261,497	**	40,172	$214,536	50,167	$230,519
Class C	345,639	3,601,614	32,849	**	330,326	**	11,550	61,487	30,629	144,942
Class D	334,625	3,376,063	20,762	**	204,250	**	14,425	76,200	4,159	20,500
Class R	373	3,802	1,036	**	10,000	**	—	—	614	2,900
Class P	51,018	519,004	1,036	**	10,000	**	—	—	—	—
Institutional Class	1,675,597	16,910,278	4,035,907		39,214,992		925,985	4,952,322	2,367,163	11,185,164
Administrative Class	—	—	1,036	**	10,000	**	—	—	—	—
Class III — (liquidated)##	—	—	—		—		—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	16,393	169,998	2,564		25,739		260	1,337	204	921
Class C	3,972	41,246	340		3,412		6	27	71	317
Class D	7,630	77,369	220		2,151		83	429	60	271
Class R	43	435	56		532		8	41	29	130
Class P	1,129	11,434	60		577		19	100	35	156
Institutional Class	404,929	4,069,567	592,326		5,665,507		154,978	804,332	13,623	61,550
Administrative Class	46	454	59		568		—	—	—	—
Class III — (liquidated)##	—	—	—		—		—	—	—	—

Issued in reorganization:#
Institutional Class	—	—	—		—		—	—	20,924,894	99,372,339

Cost of shares redeemed:
Class A	(41,072)	(427,451)	(752)		(7,487)		(20,103)	(111,177)	(13,596)	(61,461)
Class C	(13,018)	(135,932)	(2,093)		(21,026)		(263)	(1,397)	(16,031)	(77,360)
Class D	(37,351)	(377,004)	(3,677)		(36,106)		(6,259)	(32,684)	(1,973)	(9,862)
Class R	—	—	—		—		(614)	(3,177)	—	—
Class P	—	—	—		—		—	—	—	—
Institutional Class	(1,261,239)	(12,761,838)	(2,652,156)		(25,104,000)		(1,316,339)	(7,061,079)	(3,780,821)	(17,019,683)
Administrative Class	—	—	—		—		—	—	—	—
Class III — (liquidated)##	—	—	—		—		—	—	—	—
Net increase (decrease) resulting from Fund share transactions	2,462,133	$25,207,434	2,157,004		$21,570,932		(196,092)	$(1,098,703)	19,579,227	$93,851,343

**	Inclusive of shares sold to Allianz Global subsequent to commencement of operations.
#	See Note 12(a) in the Notes to Financial Statements.
##	Share class of former Nicholas Applegate Institutional Funds.

164	Allianz Multi-Strategy Funds Semiannual Report	5.31.11

AGIC International Growth Opportunities						AGIC Micro Cap				AGIC Small to Mid Cap Growth
Six Months ended 5/31/2011		Year ended 11/30/2010				Six Months ended 5/31/2011		Year ended 11/30/2010		Six Months ended 5/31/2011		Year ended 11/30/2010
Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

32,447	$1,080,863	6,415	**	$200,826	**	—	—	—	—	—	—	—	—
13,059	443,135	5,652	**	177,303	**	—	—	—	—	—	—	—	—
4,907	166,671	1,225	**	34,823	**	—	—	—	—	—	—	—	—
—	—	353	**	10,000	**	—	—	—	—	—	—	—	—
150,684	5,015,333	651,567	**	17,518,153	**	6,134 **	$93,295 **	—	—	—	—	—	—
582,271	19,676,084	2,492,309		71,737,470		431,883	6,298,477	1,161,512	$13,524,553	710	$7,525	603	$5,094
—	—	353	**	10,000	**	—	—	—	—	—	—	—	—
—	—	41,545		1,109,984		—	—	—	—	—	—	—	—

176	5,749	—		—		—	—	—	—	—	—	—	—
111	3,589	—		—		—	—	—	—	—	—	—	—
22	709	—		—		—	—	—	—	—	—	—	—
6	181	—		—		—	—	—	—	—	—	—	—
5,191	165,614	14,864		380,076		—	—	—	—	—	—	—	—
43,210	1,412,519	6,078		160,879		294,337	4,032,416	—	—	—	—	—	—
7	200	—		—		—	—	—	—	—	—	—	—
—	—	17,243		456,260		—	—	—	—	—	—	—	—

—	—	—		—		—	—	—	—	—	—	—	—

(7,427)	(244,292)	(3,320)		(105,223)		—	—	—	—	—	—	—	—
(3,509)	(117,007)	—		—		—	—	—	—	—	—	—	—
—	—	—		—		—	—	—	—	—	—	—	—
—	—	—		—		—	—	—	—	—	—	—	—
(404,849)	(13,512,956)	(1,686,848)		(46,408,272)		(677)	(10,196)	—	—	—	—	—	—
(493,027)	(16,837,259)	(191,603)		(5,294,895)		(885,323)	(12,927,655)	(2,161,698)	(25,716,370)	(535)	(5,525)	(279,955)	(2,500,000)
—	—	—		—		—	—	—	—	—	—	—	—
—	—	(1,407,951)		(39,838,563)		—	—	—	—	—	—	—	—

(76,721)	$(2,740,867)	(52,118)		$148,821		(153,646)	$(2,513,663)	(1,000,186)	$(12,191,817)	175	$2,000	(279,352)	$(2,494,906)

5.31.11	Allianz Multi-Strategy Funds Semiannual Report	165

Notes to Financial Statements  (Cont.)

May 31, 2011 (unaudited)

	AGIC Ultra Micro Cap				AGIC U.S. Emerging Growth
	Six Months ended 5/31/2011		Year ended 11/30/2010		Six Months ended 5/31/2011				Year ended 11/30/2010
	Shares	Amount	Shares	Amount	Shares		Amount		Shares	Amount

Shares sold:
Class A	—	—	—	—	9,707	**	$145,670	**	—	—
Class C	—	—	—	—	23,086	**	355,917	**	—	—
Class D	—	—	—	—	2,382	**	35,205	**	—	—
Class R	—	—	—	—	726	**	10,000	**	—	—
Class P	25,858 **	$378,363 **	—	—	916	**	12,910	**	—	—
Institutional Class	236,312	3,431,035	224,660	$2,568,563	177,323		2,574,664		717,419	$7,762,077
Class R — (liquidated)#	—	—	—	—	—		—		17,884	195,733

Issued in reinvestment of dividends and distributions:
Class A	—	—	—	—	—		—		—	—
Class C	—	—	—	—	—		—		—	—
Class D	—	—	—	—	—		—		—	—
Class R	—	—	—	—	—		—		—	—
Class P	—	—	—	—	—		—		—	—
Institutional Class	18,912	250,582	—	—	—		—		—	—
Class R — (liquidated)#	—	—	—	—	—		—		—	—

Cost of shares redeemed:
Class A	—	—	—	—	(1,116)		(17,050)		—	—
Class C	—	—	—	—	(13,407)		(204,624)		—	—
Class D	—	—	—	—	—		—		—	—
Class R	—	—	—	—	—		—		—	—
Class P	(14,122)	(210,979)	—	—	—		—		—	—
Institutional Class	(191,241)	(2,759,330)	(74,759)	(843,669)	(336,951)		(4,848,633)		(540,575)	(6,294,807)
Class R — (liquidated)#	—	—	—	—	—		—		(273,573)	(3,106,548)
Net increase (decrease) resulting from Fund share transactions	75,719	$1,089,671	149,901	$1,724,894	(137,334)		$(1,935,941)		(78,845)	$(1,443,545)

†	Commencement of operations.
**	Inclusive of shares sold to Allianz Global subsequent to commencement of operations.
#	Share class of former Nicholas Applegate Institutional Funds.

166	Allianz Multi-Strategy Funds Semiannual Report	5.31.11

NFJ Global Dividend Value				RCM All Alpha		RCM All Horizons
Six Months ended 5/31/2011		Year ended 11/30/2010		Period 3/31/11† through 5/31/2011		Six Months ended 5/31/2011		Year ended 11/30/2010
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

504,512	$9,785,697	81,734	$1,477,253	79	$1,181	14,177	$195,360	18,213	$224,432
80,680	1,549,252	93,523	1,672,592	—	—	—	—	7,888	95,619
69,994	1,356,238	10,797	193,603	668	10,000	11,322	159,300	354	5,000
—	—	—	—	—	—	—	—	—	—
523	10,149	—	—	—	—	3,901	55,297	—	—
495,689	9,675,786	679,483	11,362,655	—	—	—	—	3,125	40,000
—	—	—	—	—	—	—	—	—	—

4,929	91,845	2,021	35,408	—	—	1,120	14,793	49	582
2,402	44,252	1,021	17,851	—	—	423	5,556	—	1
1,083	20,166	393	6,818	—	—	375	4,996	4	47
—	—	—	—	—	—	—	—	—	—
24	453	46	816	—	—	37	496	4	49
27,643	510,421	14,770	259,393	—	—	7,812	103,421	1,052	12,658
—	—	—	—	—	—	—	—	—	—

(254,608)	(4,865,959)	(17,283)	(302,141)	—	—	(8,951)	(126,206)	(3,143)	(37,597)
(10,797)	(207,113)	(31,324)	(517,992)	—	—	(2,454)	(34,187)	(1,780)	(22,015)
(4,364)	(85,303)	(1,744)	(29,898)	—	—	(12,020)	(166,417)	(121)	(1,552)
—	—	—	—	—	—	—	—	—	—
(528)	(10,564)	—	—	—	—	(2)	(32)	—	—
(132,520)	(2,549,698)	(5,336)	(93,554)	—	—	(3,305)	(46,763)	—	—
—	—	—	—	—	—	—	—	—	—
784,662	$15,325,622	828,101	$14,082,804	747	$11,181	12,435	$165,614	25,645	$317,224

5.31.11	Allianz Multi-Strategy Funds Semiannual Report	167

Notes to Financial Statements  (Cont.)

May 31, 2011 (unaudited)

	RCM China Equity				RCM Disciplined Equity
	Six Months ended 5/31/2011		Period 6/7/2010† through 11/30/2010		Six Months ended 5/31/2011		Year ended 11/30/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	86,917	$1,684,111	32,393	$624,076	176,075	$2,862,466	118,813	$1,742,605
Class C	14,208	278,471	20,334	398,035	51,011	815,270	32,038	470,880
Class D	123,546	2,369,995	21,374	421,614	56,000	927,300	46,145	671,695
Class P	844	16,000	—	—	1,090	18,000	—	—
Institutional Class	2,643	52,000	—	—	1,567,890	25,503,892	433,852	6,213,177

Issued in reinvestment of dividends and distributions:
Class A	109	2,142	—	—	2,404	36,899	4,264	60,176
Class C	346	6,781	—	—	1,150	17,380	1,613	22,514
Class D	324	6,383	—	—	638	9,797	359	5,043
Class P	11	221	—	—	23	358	29	413
Institutional Class	3,320	65,473	—	—	39,500	610,363	35,387	501,065

Cost of shares redeemed:
Class A	(9,370)	(183,554)	(21,004)	(407,252)	(36,145)	(586,475)	(123,937)	(1,774,826)
Class C	(23,245)	(441,556)	(1,431)	(28,285)	(6,443)	(102,464)	(36,031)	(525,709)
Class D	(119,295)	(2,314,032)	(2,582)	(48,710)	(10,626)	(173,643)	(26,588)	(379,603)
Class P	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	(252,239)	(4,153,595)	(62,303)	(904,226)
Net increase (decrease) resulting from Fund share transactions	80,358	$1,542,435	49,084	$959,478	1,590,328	$25,785,548	423,641	$6,103,204

	RCM Global Water				RCM International Opportunities
	Six Months ended 5/31/2011		Year ended 11/30/2010		Six Months ended 5/31/2011		Year ended 11/30/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	619,890	$5,888,117	559,212	$4,552,171	1,396	$19,584	289	$3,582
Class C	205,821	1,931,597	427,388	3,431,725	7,835	105,885	1,055	12,703
Class D	334,727	3,193,318	162,204	1,337,241	577	8,150	—	—
Class P	799,000	7,532,847	441,673	3,549,309	402	5,500	—	—
Institutional Class	63,822	619,979	90,708	745,652	612,509	8,277,373	109,200	1,372,258

Issued in reinvestment of dividends and distributions:
Class A	182	1,707	896	7,143	4	58	18	230
Class C	1	8	2	14	10	130	2	21
Class D	1	8	65	514	— *	3	4	51
Class P	61	574	370	2,971	7	91	4	45
Institutional Class	58	543	208	1,633	11,260	150,213	7,491	92,048

Cost of shares redeemed:
Class A	(489,189)	(4,657,960)	(934,379)	(7,465,476)	(400)	(5,359)	(2,048)	(23,555)
Class C	(323,470)	(3,026,080)	(675,452)	(5,362,589)	(1,481)	(20,296)	—	—
Class D	(39,234)	(375,972)	(49,305)	(397,854)	(80)	(1,110)	—	—
Class P	(228,653)	(2,173,771)	(755,800)	(6,071,545)	—	—	—	—
Institutional Class	(83,325)	(776,659)	(1,376)	(11,540)	(11,056)	(153,479)	(83,529)	(1,005,600)
Net increase (decrease) resulting from Fund share transactions	859,692	$8,158,256	(733,586)	$(5,680,631)	620,983	$8,386,743	32,486	$451,783

†	Commencement of operations.
*	Actual amount rounds to less than 1 share.

168	Allianz Multi-Strategy Funds Semiannual Report	5.31.11

RCM Global EcoTrendsSM
Six Months ended 5/31/2011		Year ended 11/30/2010
Shares	Amount	Shares	Amount

155,706	$3,273,209	306,315	$6,051,943
27,933	570,274	99,132	1,927,198
5,634	117,589	8,520	172,194
19,237	408,169	139,279	2,738,886
1,897	39,138	3,717	69,258

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

(776,651)	(16,146,570)	(1,641,265)	(31,526,892)
(56,360)	(1,152,753)	(124,252)	(2,337,005)
(4,942)	(105,024)	(15,990)	(307,547)
(330,299)	(6,883,562)	(109,650)	(2,073,828)
(2,433)	(50,017)	(260)	(4,390)
(960,278)	$(19,929,547)	(1,334,454)	$(25,290,183)

RCM Redwood
Period 12/27/10† through 5/31/2011
Shares	Amount

60,217	$915,649
17,691	266,887
25,993	390,500
—	—
77,834	1,185,471

—	—
—	—
—	—
—	—
—	—

—	—
(12,000)	(180,480)
—	—
—	—
—	—
169,735	$2,578,027

5.31.11	Allianz Multi-Strategy Funds Semiannual Report	169

Notes to Financial Statements  (Cont.)

May 31, 2011 (unaudited)

10.	LEGAL PROCEEDINGS

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), the Distributor and Allianz Global), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims. In April 2011, the MDL court granted final approval of the settlement.

The Investment Manager, the Sub-Advisers and the Distributor believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

11.	INVESTMENTS BY AFFILIATES AND INVESTMENTS IN AFFILIATES

At May 31, 2011, Allianz Global held shares of the following Funds:

Approximate ownership
AGI Solutions 2015	39%
AGI Solutions 2020	68%
AGI Solutions 2030	61%
AGI Solutions 2040	80%
AGI Solutions 2050	84%
AGI Solutions Global Growth Allocation	44%
AGI Solutions Retirement Income	44%
AGIC Focused Opportunity	82%
NFJ Global Dividend Value	6%
RCM All Alpha	100%
RCM All Horizons	80%
RCM China Equity	62%
RCM Disciplined Equity	5%
RCM International Opportunities	17%
RCM Redwood	54%

Investment activity by Allianz Global could have a material impact on these Funds.

170	Allianz Multi-Strategy Funds Semiannual Report	5.31.11

The tables below show the transactions in and earnings from Underlying Funds for the six months ended May 31, 2011:

AGI Solutions 2015:

	Market Value 11/30/2010	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2011	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	$75,576	$52,890	$9,213	$28,185	$132,334	$298	$77
AGIC Income & Growth	256,008	200,543	32,581	83,875	439,141	2,704	(151)
AGIC International	84,926	54,297	13,669	14,750	135,610	1,934	557
AGIC Opportunity	—	168,845	13,001	11,926	168,148	—	379
NFJ Dividend Value	184,085	140,850	28,940	49,928	328,211	3,305	378
NFJ International Value	—	254,077	23,700	12,114	242,859	880	368
NFJ Renaissance	—	109,516	5,373	8,000	112,162	—	19
NFJ Small-Cap Value	147,450	65,122	62,636	45,779	167,221	2,546	9,498
RCM Global Resources	167,526	100,889	75,547	52,434	218,144	—	7,424
RCM Large-Cap Growth	—	114,274	9,031	2,914	108,137	—	(19)
Allianz Funds Multi-Strategy Trust:
AGIC International Growth Opportunities	122,919	70,312	64,423	45,331	142,925	1,941	10,241
AGIC U.S. Emerging Growth	67,107	56,003	32,098	24,475	107,170	—	4,383
NFJ Global Dividend Value	119,935	105,682	23,672	26,022	219,976	2,761	349
RCM Disciplined Equity	157,961	119,510	22,807	60,035	274,663	1,133	285
RCM International Opportunities	126,067	121,179	22,041	46,222	244,081	1,584	371
Exchange Traded Funds:
PIMCO 1-5 Year U.S. TIPS Index	—	1,595,026	—	15,213	1,610,240	24,296	—
PIMCO Funds:
Commodity RealReturn Strategy	124,161	118,254	44,455	50,155	217,730	7,549	4,782
Floating Income	158,376	129,878	14,910	2,686	275,105	4,655	(141)
Foreign Bond (U.S. Dollar-Hedged)	473,568	207,768	230,975	22,527	439,693	5,317	(4,185)
Income	445,389	148,290	266,806	50,946	330,510	10,718	26,542
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	66,378	26,576	80,068	—	—	16,576	(13,511)
Real Return	1,855,626	1,519,581	974,468	238,790	2,417,610	48,677	(2,863)
RealEstateRealReturn Strategy	64,510	48,822	15,030	39,644	111,788	5,637	(55)
Short-Term	523,775	1,095,666	94,775	23,057	1,526,334	6,546	(120)
Total Return	753,406	256,004	534,757	25,550	437,062	7,513	9,707
Total	$5,974,749	$6,879,854	$2,694,976	$980,558	$10,406,854	$156,570	$54,315

AGI Solutions 2020:

	Market Value 11/30/2010	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2011	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	$87,191	$11,345	$12,033	$41,408	$97,975	$343	$1,861
AGIC Income & Growth	255,120	39,092	51,814	68,474	256,880	2,230	3,619
AGIC International	80,014	14,512	5,394	10,927	98,251	1,822	486
AGIC Opportunity	—	91,416	5,538	7,901	94,110	—	332
AGIC Systematic Growth	56,727	8,516	5,871	10,827	65,654	540	694
NFJ Dividend Value	188,554	19,171	23,756	44,144	211,520	2,928	2,278
NFJ International Value	—	152,914	2,801	9,092	159,313	661	108
NFJ Renaissance	—	61,418	3,125	5,330	63,747	—	123
NFJ Small-Cap Value	140,621	10,739	70,143	35,615	94,414	2,510	15,047
RCM Global Resources	117,716	8,148	23,912	42,468	119,054	—	4,110
RCM Large-Cap Growth	—	65,666	2,416	1,781	65,166	—	134
Allianz Funds Multi-Strategy Trust:
AGIC International Growth Opportunities	147,508	16,806	51,047	55,191	128,734	2,337	15,809
AGIC U.S. Emerging Growth	71,255	6,566	26,228	19,877	64,715	—	6,729
NFJ Global Dividend Value	157,936	37,530	23,277	30,106	191,875	2,745	359
RCM Disciplined Equity	160,527	25,962	11,558	53,032	192,695	1,188	847
RCM International Opportunities	116,936	32,250	3,040	45,997	161,406	1,350	133
Exchange Traded Funds:
PIMCO 1-5 Year U.S. TIPS Index	—	686,302	—	11,042	697,344	12,501	—
PIMCO Funds:
Commodity RealReturn Strategy	168,972	20,863	3,675	68,488	207,164	9,068	(12)
Floating Income	180,478	22,067	17,642	3,663	187,701	3,956	437
Foreign Bond (U.S. Dollar-Hedged)	380,928	37,149	154,281	20,713	254,550	3,747	(3,238)
Income	321,514	26,941	157,785	40,248	193,057	7,484	13,860
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	58,704	12,797	61,812	—	—	12,797	(10,251)
Real Return	1,363,206	297,282	300,832	173,248	1,367,956	28,989	1,499
RealEstateRealReturn Strategy	75,350	10,680	21,830	33,203	71,935	5,447	5,257
Short-Term	369,462	460,367	2,448	15,335	828,696	4,147	(15)
Total Return	673,494	67,945	513,587	14,885	192,332	4,869	19,121
Total	$5,172,213	$2,244,444	$1,555,845	$862,995	$6,066,244	$111,659	$79,327

5.31.11	Allianz Multi-Strategy Funds Semiannual Report	171

Notes to Financial Statements  (Cont.)

May 31, 2011 (unaudited)

AGI Solutions 2030:

	Market Value 11/30/2010	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2011	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	$251,307	$34,850	$71,552	$117,395	$246,022	$990	$27,242
AGIC Income & Growth	306,935	50,099	24,740	77,263	349,981	2,914	1,161
AGIC International	141,412	23,886	—	19,578	181,473	3,220	—
AGIC Opportunity	64,030	136,999	—	33,447	228,768	—	—
AGIC Systematic Growth	196,422	6,616	141,115	25,589	75,491	1,871	29,734
NFJ Dividend Value	273,249	40,498	17,010	66,087	339,008	4,508	90
NFJ International Value	—	351,557	—	21,690	373,247	1,581	—
NFJ Renaissance	63,433	2,874	1,334	17,474	74,918	841	45
NFJ Small-Cap Value	259,662	45,715	121,221	80,150	211,560	4,636	16,033
RCM Global Resources	204,002	35,348	28,000	75,876	243,188	—	5,548
RCM Large-Cap Growth	—	125,477	—	3,677	129,154	—	—
Allianz Funds Multi-Strategy Trust:
AGIC International Growth Opportunities	277,292	25,448	114,118	92,435	216,508	4,394	33,521
AGIC U.S. Emerging Growth	274,382	5,004	201,344	59,374	116,055	—	74,685
NFJ Global Dividend Value	273,258	59,574	20,720	53,947	347,566	5,143	67
RCM Disciplined Equity	293,977	58,271	1,151	106,232	385,577	2,175	6
RCM International Opportunities	220,467	119,456	—	77,061	372,466	2,544	—
Exchange Traded Funds:
PIMCO 1-5 Year U.S. TIPS Index	—	457,600	—	7,421	465,021	8,332	—
PIMCO Funds:
Commodity RealReturn Strategy	259,705	38,857	16,219	93,977	315,013	13,886	1,188
Emerging Markets Bond	84,215	398	84,389	—	—	448	18,624
Floating Income	220,431	45,579	—	4,775	269,145	5,460	—
Foreign Bond (U.S. Dollar-Hedged)	376,815	39,728	175,270	20,496	232,000	3,513	(2,694)
Income	247,242	20,585	114,652	11,256	155,260	5,916	3,637
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	86,179	18,786	90,742	—	—	18,786	(14,213)
Real Return	674,576	215,613	100,135	98,576	798,814	16,864	(1,705)
RealEstateRealReturn Strategy	111,658	33,434	—	62,803	167,254	8,567	—
Short-Term	373,561	634,101	—	5,082	1,009,685	4,963	—
Total Return	622,682	48,521	483,577	11,801	154,166	4,187	19,061
Total	$6,156,892	$2,674,874	$1,807,289	$1,243,462	$7,457,340	$125,739	$212,030

AGI Solutions 2040:

	Market Value 11/30/2010	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2011	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	$281,184	$64,874	$103,526	$136,148	$277,567	$1,203	$29,430
AGIC Income & Growth	351,639	59,655	82,942	99,718	348,508	3,192	10,607
AGIC International	182,643	53,469	4,481	27,243	254,133	4,159	51
AGIC Opportunity	76,611	180,875	8,542	39,944	282,289	—	61
AGIC Systematic Growth	210,676	12,007	112,225	42,789	127,820	2,007	29,219
NFJ Dividend Value	355,479	49,842	44,421	86,796	414,188	5,845	2,168
NFJ International Value	—	418,753	10,008	25,350	434,153	1,860	58
NFJ Renaissance	71,667	14,788	2,296	20,845	96,204	951	9
NFJ Small-Cap Value	314,071	19,102	111,976	97,699	254,465	5,607	33,053
RCM Global Resources	216,341	22,501	38,554	75,591	232,270	—	7,628
RCM Large-Cap Growth	—	127,654	3,656	3,790	127,813	—	26
Allianz Funds Multi-Strategy Trust:
AGIC International Growth Opportunities	278,664	23,345	94,009	103,269	237,215	4,416	35,845
AGIC U.S. Emerging Growth	312,333	4,995	243,193	58,662	115,172	—	104,230
NFJ Global Dividend Value	293,758	52,608	19,521	57,866	364,391	5,541	109
RCM Disciplined Equity	359,787	47,252	33,024	131,411	413,055	2,662	2,115
RCM International Opportunities	245,842	166,034	6,881	85,657	442,964	2,837	(36)
Exchange Traded Funds:
PIMCO 1-5 Year U.S. TIPS Index	—	172,701	—	2,774	175,475	3,146	—
PIMCO Funds:
Commodity RealReturn Strategy	315,424	70,479	21,372	125,587	405,551	17,206	653
Emerging Markets Bond	170,991	20,865	191,418	—	—	979	40,376
Floating Income	263,331	67,384	19,076	5,720	315,560	6,486	148
Foreign Bond (U.S. Dollar-Hedged)	147,399	13,257	156,615	—	—	425	(2,382)
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	94,019	20,495	98,997	—	—	20,495	(14,751)
RealEstateRealReturn Strategy	122,169	84,247	21,128	76,658	216,233	10,346	721
Short-Term	182,354	340,881	14,433	2,353	509,903	2,536	(88)
Total Return	98,830	43,683	134,759	—	—	460	(2,784)
Total	$4,945,212	$2,151,746	$1,577,053	$1,305,870	$6,044,929	$102,359	$276,466

172	Allianz Multi-Strategy Funds Semiannual Report	5.31.11

AGI Solutions 2050:

	Market Value 11/30/2010	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2011	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	$288,573	$41,024	$75,588	$140,887	$290,312	$1,137	$28,979
AGIC Income & Growth	340,221	56,430	45,684	105,568	370,653	3,189	2,537
AGIC International	182,062	72,836	—	27,834	278,271	4,146	—
AGIC Opportunity	107,087	168,840	2,491	49,742	313,611	—	(5)
AGIC Systematic Growth	215,651	14,602	120,150	41,668	127,427	2,054	30,314
NFJ Dividend Value	352,465	67,392	38,480	91,709	435,860	5,800	84
NFJ International Value	—	415,431	2,499	25,542	438,413	1,863	(61)
NFJ Renaissance	73,727	9,834	—	20,944	95,554	978	—
NFJ Small-Cap Value	315,873	35,252	100,832	107,149	285,683	5,639	26,091
RCM Global Resources	214,793	29,583	25,000	79,545	252,213	—	4,309
RCM Large-Cap Growth	—	123,594	—	3,632	127,226	—	—
Allianz Funds Multi-Strategy Trust:
AGIC International Growth Opportunities	290,533	28,313	100,508	107,301	248,905	4,604	34,908
AGIC U.S. Emerging Growth	333,826	7,314	257,705	64,262	127,386	—	105,714
NFJ Global Dividend Value	283,415	63,036	8,351	56,981	375,366	5,534	(71)
RCM Disciplined Equity	391,067	65,806	65,761	133,218	432,609	2,893	4,002
RCM International Opportunities	241,094	159,115	1,932	86,464	435,649	2,782	62
PIMCO Funds:
Commodity RealReturn Strategy	366,514	51,914	32,754	140,596	431,338	19,658	2,842
Emerging Markets Bond	184,949	875	185,331	—	—	983	43,653
Floating Income	253,366	91,676	41,858	5,669	307,002	6,310	155
Foreign Bond (U.S. Dollar-Hedged)	104,247	2,295	103,643	—	—	288	(1,913)
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	94,090	20,510	99,072	—	—	20,510	(14,653)
RealEstateRealReturn Strategy	130,220	75,194	14,568	77,452	223,635	10,282	1,643
Short-Term	37,093	279,894	11,001	1,465	307,226	1,496	—
Total	$4,800,866	$1,880,760	$1,333,208	$1,367,628	$5,904,339	$100,146	$268,590

AGI Solutions Global Allocation:

	Market Value 11/30/2010	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2011	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	$10,148,032	$754,939	$3,241,545	$3,716,329	$8,827,409	$39,819	$1,003,230
AGIC Income & Growth	13,511,542	511,509	5,987,390	1,977,607	8,764,239	101,427	824,928
AGIC International	8,499,585	580,963	19,996	1,867,587	10,061,700	193,540	1,133
AGIC Opportunity	5,463,751	122,147	450,227	3,086,958	6,359,240	—	87,836
AGIC Systematic Growth	2,296,875	87,237	—	790,325	2,649,186	21,880	—
NFJ Dividend Value	5,282,224	986,996	713,355	969,111	6,383,553	86,996	4,342
NFJ International Value	—	15,658,065	100,009	982,160	16,543,389	72,997	3,173
NFJ Large Cap Value	6,584,097	148,816	2,423,395	1,279,167	5,107,401	78,816	465,285
NFJ Renaissance	4,739,720	62,875	1,522,627	1,664,768	3,876,398	62,875	541,810
NFJ Small-Cap Value	7,237,959	194,003	1,901,861	2,662,391	6,356,678	129,013	333,012
RCM Global Resources	9,766,587	608,161	1,810,748	3,033,470	10,037,451	—	338,762
RCM Large-Cap Growth	10,381,897	358,836	2,766,166	2,179,897	8,848,712	33,817	542,954
Allianz Funds Multi-Strategy Trust:
AGIC International Growth Opportunities	11,587,301	583,421	4,986,085	3,502,366	8,395,287	183,307	1,592,082
AGIC U.S. Emerging Growth	8,521,701	107,147	2,653,524	2,840,490	7,638,658	—	718,168
NFJ Global Dividend Value	10,249,921	800,943	775,005	1,875,870	11,523,003	178,338	15,577
RCM Disciplined Equity	8,748,041	398,147	21,014	2,680,670	10,104,350	64,728	647
RCM International Opportunities	8,171,526	7,111,814	49,998	2,663,276	16,572,955	94,308	464
Exchange Traded Funds:
PIMCO 1-5 Year U.S. TIPS Index	—	9,773,270	—	157,729	9,930,999	177,989	—
PIMCO Funds:
Commodity RealReturn Strategy	7,289,141	532,404	4,711,820	1,131,272	3,739,858	268,910	999,913
Emerging Markets Bond	4,295,016	20,323	4,303,878	—	—	22,824	739,276
Floating Income	7,391,805	3,995,559	24,998	137,646	11,442,309	231,002	(261)
Foreign Bond (U.S. Dollar-Hedged)	13,497,956	1,118,388	4,039,184	716,755	10,253,113	149,058	(29,050)
Income	—	8,820,462	124,997	335,044	9,030,898	196,745	389
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	3,271,848	713,211	3,445,084	—	—	713,211	(543,204)
Real Return	17,081,529	2,273,053	4,157,930	2,090,188	15,280,678	346,908	249,905
RealEstateRealReturn Strategy	3,620,554	294,251	1,567,919	1,318,003	2,626,796	259,252	333,875
Short-Term	4,346,801	21,461,778	702,998	110,639	25,198,257	124,769	(1,873)
Total Return	26,625,280	2,103,666	18,357,820	851,378	8,987,054	212,709	721,393
Total	$218,610,689	$80,182,384	$70,859,573	$44,621,096	$244,539,571	$4,045,238	$8,943,766

5.31.11	Allianz Multi-Strategy Funds Semiannual Report	173

Notes to Financial Statements  (Cont.)

May 31, 2011 (unaudited)

AGI Solutions Global Growth Allocation:

	Market Value 11/30/2010	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2011	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	$320,261	$290,673	$88,570	$189,405	$580,426	$1,365	$(529)
AGIC Income & Growth	418,840	298,100	228,142	91,761	513,942	4,218	5,448
AGIC International	217,408	348,614	23,280	39,597	576,773	5,292	(944)
AGIC Opportunity	120,295	362,513	21,174	68,124	518,258	—	(678)
AGIC Systematic Growth	237,800	132,021	165,110	60,274	229,020	2,421	16,625
NFJ Dividend Value	434,768	391,005	105,509	153,434	802,833	8,953	(251)
NFJ International Value	—	925,904	56,618	48,415	916,203	3,840	(1,498)
NFJ Renaissance	88,069	129,741	11,524	32,426	229,076	1,247	(268)
NFJ Small-Cap Value	369,268	250,225	155,607	156,236	516,325	6,911	2,590
RCM Global Resources	270,937	243,552	44,682	107,791	515,133	—	(2,083)
RCM Large-Cap Growth	—	353,013	17,274	8,767	343,855	—	(651)
Allianz Funds Multi-Strategy Trust:
AGIC International Growth Opportunities	319,723	279,403	68,465	166,940	577,755	5,358	(1,111)
AGIC U.S. Emerging Growth	366,929	153,183	244,077	142,950	345,579	—	51,815
NFJ Global Dividend Value	361,672	440,902	61,622	86,735	804,328	11,378	(1,276)
RCM Disciplined Equity	469,072	413,186	140,720	147,152	804,108	3,701	580
RCM International Opportunities	313,506	612,070	60,843	120,379	925,432	3,885	(1,720)
PIMCO Funds:
Commodity RealReturn Strategy	422,109	227,225	347,568	92,604	343,305	20,170	53,601
Emerging Markets Bond	203,187	63,108	266,438	—	—	1,263	35,165
Floating Income	302,946	445,377	67,286	5,174	683,727	12,780	(719)
Foreign Bond (U.S. Dollar-Hedged)	117,268	37,623	151,987	—	—	376	(1,846)
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	155,676	84,182	206,172	—	—	42,682	(32,063)
RealEstateRealReturn Strategy	152,285	141,403	93,017	86,486	231,080	14,853	(302)
Short-Term	—	458,659	51,028	1,732	409,401	1,803	38
Total Return	58,574	42,824	95,968	—	—	320	(2,914)
Total	$5,720,593	$7,124,506	$2,772,681	$1,806,382	$10,866,559	$152,816	$117,009

AGI Solutions Retirement Income:

	Market Value 11/30/2010	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2011	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	$56,332	$31,926	$20,058	$18,724	$76,866	$222	$1,101
AGIC Income & Growth	286,552	121,049	40,842	77,224	383,290	2,839	1,152
AGIC International	67,228	52,220	12,958	12,499	115,949	1,531	142
AGIC Opportunity	—	97,185	9,499	7,701	95,535	—	148
NFJ Dividend Value	177,345	104,049	26,441	42,185	285,538	3,222	611
NFJ International Value	—	188,462	7,489	10,184	191,008	782	(149)
NFJ Small-Cap Value	140,301	42,595	55,615	42,136	143,283	2,505	6,366
RCM Global Resources	119,907	112,575	54,625	38,900	198,008	—	3,557
RCM Large-Cap Growth	—	92,651	—	2,531	95,182	—	—
Allianz Funds Multi-Strategy Trust:
AGIC International Growth Opportunities	98,722	36,449	49,569	31,884	96,916	1,564	6,923
AGIC U.S. Emerging Growth	59,382	—	64,928	—	—	—	16,899
NFJ Global Dividend Value	132,450	77,725	37,770	26,045	189,840	2,729	37
RCM Disciplined Equity	139,789	104,532	20,204	46,641	242,516	1,034	482
RCM International Opportunities	120,150	66,133	8,745	37,297	194,154	1,387	703
Exchange Traded Funds:
PIMCO 1-5 Year U.S. TIPS Index	—	1,381,874	—	17,957	1,399,831	23,111	—
PIMCO Funds:
Commodity RealReturn Strategy	113,621	61,234	38,046	36,480	151,449	6,113	2,572
Floating Income	99,679	48,229	8,898	1,597	140,605	2,704	119
Foreign Bond (U.S. Dollar-Hedged)	554,793	126,582	284,845	15,878	384,296	5,416	(6,320)
Income	547,407	126,989	297,492	68,493	383,845	13,451	18,848
International StocksPlus® TR Strategy (U.S. Dollar-Hedged)	74,850	16,316	78,827	—	—	16,316	(11,869)
Real Return	2,292,027	1,375,628	1,277,846	262,865	2,425,267	51,485	2,859
RealEstateRealReturn Strategy	75,600	23,185	14,668	33,547	96,772	5,691	(344)
Short-Term	691,338	818,198	82,833	26,922	1,429,355	6,864	(311)
Total Return	802,438	180,932	560,954	25,506	382,891	7,529	2,596
Total	$6,649,911	$5,286,718	$3,053,152	$883,196	$9,102,396	$156,495	$46,122

174	Allianz Multi-Strategy Funds Semiannual Report	5.31.11

12.	FUND EVENTS

a. Allianz AGIC International Growth Fund

Prior to the opening of business on March 22, 2010, Allianz AGIC International Growth Fund (the “Allianz Fund”) acquired all assets and liabilities of the Nicholas-Applegate International Growth Fund (the “NACM Fund”). The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 2,538,266 Class I shares and 10,027,746 Class II shares of the NACM Fund, valued at $99,372,339 in total, for 4,236,267 and 16,688,627, respectively, of the Institutional Class shares of the Allianz Fund. The investment portfolio of the NACM Fund, with a fair value of $101,198,651 and identified cost of $91,475,364 at March 19, 2010, was the principal asset acquired by the Allianz Fund. For financial reporting purposes, assets received and shares issued by the Allianz Fund were recorded at fair value; however, the cost basis of the investments received from the NACM Fund was carried forward to align ongoing reporting of the Allianz Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the acquisition, the Allianz Fund’s net assets were $4,236,652. The NACM Fund’s unrealized appreciation at acquisition date was $9,724,720.

Assuming the acquisition had been completed on December 1, 2009, the beginning of the annual reporting period of the Allianz Fund, the Allianz Fund’s pro forma results of operations for the year ended November 30, 2010, would have been as follows:

Net investment income	$925,090	*
Net gain on investments and foreign currency transactions	7,395,021	**
Net increase in net assets resulting from operations	$8,320,111

*	$841,001 as reported, plus $74,593 of the NACM Fund pre-merger, plus $9,496 of pro-forma expense adjustments.
**	$2,457,774 as reported, plus $4,937,247 of the NACM Fund pre-merger.

Because both the Allianz Fund and the NACM Fund continuously sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the NACM Fund that have been included in the Allianz Fund’s Statement of Operations since March 22, 2010.

See Note 9 in the Notes to Financial Statements for the changes in shares outstanding for the Allianz Fund during the year ended November 30, 2010.

b. Allianz AGIC Convertible Fund

On May 24, 2010, the Board of Trustees of the Trust approved a series of share class authorization, reclassification and conversion transactions relating to Class P and Institutional Class shares of Allianz AGIC Convertible Fund. Effective June 4, 2010, the Fund launched “Class P-1” shares. At the close of business on June 7, 2010, Class P shares of 1,168,070 in the amount of $28,057,731 held in accounts on platforms maintained by third-party service organizations (i.e., not including Class P shares of the Fund held in accounts serviced by the Fund’s investment manager or distributor) automatically converted into shares of the new Class P-1 of the Fund. Class P-1 shares had the same shareholders’ rights and privileges with respect to exchanges, purchases, redemptions, distributions and other actions, and charged the same annual fund operating expenses, as those for Class P shareholders of the Fund. The Trust adopted an Administrative Services Plan for Class P-1 shares, which, similar to the Trust’s Administrative Services Plan for Class P shares, permitted the Fund to make service fee payments at an annual rate of up to 0.10% of the Fund’s average daily net assets attributable to its Class P-1 shares, for the provision of certain administrative, recordkeeping and other services to Class P-1 shareholders.

Class P shares of 3,252,668 in the amount of $78,131,128 held in accounts serviced by the Fund’s investment manager or distributor were reclassified as “Institutional-1 Class” shares of the Fund immediately after the close of business on June 7, 2010. Simultaneously, the estimated annual fund operating expenses, after applying expense reductions pursuant to the Trust’s Expense Limitation Agreement, that are applicable to Institutional-1 Class shares of the Fund were lowered by 0.10%, from 0.82% to 0.72%, to reflect the termination of the Trust’s Administrative Services Plan for Class P shares with respect to this share class. The resulting net expense ratio was expected to match the “Total Annual Fund Operating Expenses After Expense Reductions” of Institutional Class shares of the Fund as stated in the applicable Prospectus.

At the close of business on June 7, 2010, Institutional Class shares of the Fund ceased to be available for purchase, or for exchanges by shareholders of other series of the Trust and series of Allianz Funds, PIMCO Funds and PIMCO Equity Series. At the close of business June 10, 2010, Institutional Class shares of 12,628,062 in the amount of $310,463,436 automatically converted into Institutional-1 Class shares of the Fund.

At the close of business on June 14, 2010, Institutional-1 Class shares of the Fund were reclassified as Institutional Class shares of the Fund, and Class P-1 shares of the Fund were reclassified as Class P shares of the Fund. The Fund ceased to have any Institutional-1 Class shares or Class P-1 shares authorized or outstanding.

c. Fund Name Changes

On April 1, 2011, the following fund names were changed:

Former Name	Current Name
Allianz AGIC Emerging Growth Fund	Allianz AGIC U.S. Emerging Growth Fund
Allianz Global Investors Solutions Core Allocation Fund	Allianz Global Investors Solutions Global Allocation Fund
Allainz Global Investors Solutions Growth Allocation Fund	Allainz Global Investors Solutions Global Growth Allocation Fund

d. Sub-Adviser Change

On May 31, 2011, the merger of Allianz Global Investors Advisory GmbH (“AGIA”) into AGI Europe was finalized. AGI Europe succeeded to the advisory business of AGIA, including as portfolio manager of RCM All Horizons, RCM Global EcoTrendsSM, RCM Global Water and RCM International Opportunities. Upon completion of the merger, the portfolio management agreements in effect between RCM and AGIA became contracts of AGI Europe by operation of law.

e. Changes to Board of Trustees

Deborah A. Zoullas was appointed by the Board of Trustees to serve as a Trustee of the Funds effective June 14, 2011.

5.31.11	Allianz Multi-Strategy Funds Semiannual Report	175

Notes to Financial Statements  (Cont.)

May 31, 2011 (unaudited)

13.	SUBSEQUENT EVENTS

On June 16, 2011, the following Funds declared dividends to shareholders from net investment income, payable June 16, 2011 to shareholders of record on June 15, 2011:

Fund Name	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
AGI Solutions Global Allocation	$0.05649	$0.02938	$0.03467	$0.05744	$0.05018	$0.06111	$0.06378	$0.05688
AGI Solutions Retirement Income	0.14501	N/A	0.10998	0.13638	0.00084	0.00076	0.15209	0.00093
AGIC Convertible	0.12371	N/A	0.09104	0.12058	0.12306	0.13302	0.13916	0.12402
AGIC High Yield Bond	0.06306	N/A	0.05721	0.05920	0.06084	0.06425	0.06500	0.06291
NFJ Global Dividend Value	0.26909	N/A	0.23348	0.26879	N/A	0.19354	0.28122	N/A

On July 21, 2011, the following Fund declared dividends to shareholders from net investment income, payable July 21, 2011 to shareholders of record on July 20, 2011:

Fund Name	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
AGIC High Yield Bond	$0.06038	$0.05383	$0.05793	$0.05821	$0.06165	$0.06250	$0.06034

176	Allianz Multi-Strategy Funds Semiannual Report	5.31.11

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements

(unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees (the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, initially approve any new investment management agreement or sub-advisory agreement for a Fund and annually approve the continuation of (i) the Trust’s Amended and Restated Investment Management Agreement on behalf of each Fund with Allianz Global Investors Fund Management LLC (the “Investment Manager”), (ii) the Sub-Advisory Agreements between the Investment Manager and the particular sub-adviser for each Fund, and (iii) the Portfolio Management Agreements between RCM Capital Management LLC (“RCM”) and each of Allianz Global Investors Europe GmbH (“AGI Europe”) and RCM Asia Pacific Limited (“RCM AP”) for certain Funds in the Trust. The Amended and Restated Investment Management Agreement, the Sub-Advisory Agreements and the Portfolio Management Agreements are collectively referred to herein as the “Agreements”. The sub-advisers for the Funds appearing in this report include Allianz Global Investors Solutions LLC (“AGIS”), Allianz Global Investors Capital LLC (“AGIC”), NFJ Investment Group LLC (“NFJ”) and RCM (the “Sub-Advisers”).

The new agreements approved during the period covered by this report relate to the organization of Allianz AGIC Focused Opportunity Fund (“AGIC Focused Opportunity”) and Allianz RCM All Alpha Fund (“RCM All Alpha” and together with AGIC Focused Opportunity, the “New Funds”). At an in-person meeting held on December 15, 2010, the Board and the Independent Trustees unanimously approved, for an initial 2-year term, the Agreements with respect to the AGIC Focused Opportunity Fund, a new series of the Trust, which commenced operations on December 27, 2010. On March 7-8, 2011, at an in-person meeting, the Board and the Independent Trustees unanimously approved, for an initial 2-year term, the Agreements with respect to RCM All Alpha, a new series of the Trust, which commenced operations on March 31, 2011.

At the in-person meeting held on March 7-8, 2011, the Board and the Independent Trustees unanimously approved the continuation of the Agreements for an additional one-year period with respect to the Allianz Global Investors Solutions 2015 Fund, Allianz Global Investors Solutions 2020 Fund, Allianz Global Investors Solutions 2030 Fund, Allianz Global Investors Solutions 2040 Fund, Allianz Global Investors Solutions 2050 Fund, Allianz Global Investors Solutions Retirement Income Fund, Allianz Global Investment Solutions Global Allocation Fund, Allianz Global Investors Solutions Global Growth Allocation Fund, Allianz AGIC International Growth Fund, Allianz NFJ Global Dividend Value Fund, Allianz RCM Global EcoTrends Fund, Allianz RCM Global Water Fund, Allianz RCM All Horizons Fund, Allianz RCM Disciplined Equity Fund and Allianz RCM International Opportunities Fund (the “Renewal Funds” and together with the New Funds, the “Funds”).

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

The Independent Trustees were assisted in their evaluation of the factors that they deemed to be material, including those factors described below, by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meetings.

In connection with their deliberations regarding the approval of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, extent and quality of the various investment management, administrative and other services to be performed by the Investment Manager and the Sub-Advisers under the Agreements.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager including, among other items: (i) information provided by Lipper Analytical Services, Inc. (“Lipper”) for all the Funds except RCM All Alpha for which the peer group data was provided by Morningstar Direct (“Morningstar”), on the investment performance of a group of funds with investment classifications and/or objectives comparable to those of the Funds identified by Lipper and Morningstar, as applicable, and the performance of applicable benchmark indices and on the total return investment performance (based on net assets) of the Renewal Funds for various time periods; and (ii) information on the New Funds’ management fees and other anticipated expenses and on the Renewal Funds’ management fees and other expenses and information provided by Lipper and Morningstar on the management fees and other expenses of comparable funds; (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Advisers, including institutional separate accounts and other clients, (iv) an estimate of the profitability to the Investment Manager and its affiliates from their relationship with the New Funds and the profitability to the Investment Manager from its relationship with the Renewal Funds for the twelve months ended November 30, 2010; (v) descriptions of various functions to be performed by the Investment Manager, and the Sub-Advisers for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Advisers, including information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative and other services to the Funds. The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account in their review those interests of each series of the Trust that were in common.

As part of their review, the Trustees examined the ability of the Investment Manager and the Sub-Advisers to provide high-quality investment management and other services to the Funds. The Trustees considered the investment philosophy and research and decision making processes of the Sub-Advisers; the experience of key advisory personnel of the Sub-Advisers responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Advisers to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Advisers; and the level of skill required to manage the Funds. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Advisers’ services with respect to regulatory compliance and ability to comply with the investment and compliance policies and procedures of the Funds; the nature, extent and quality of certain administrative services the Investment Manager would be responsible for providing to the New Funds and is responsible for providing to the Renewal Funds; and conditions that might affect the ability of the Investment Manager or the Sub-Advisers to provide high-quality services to the Funds in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Advisers’ investment process, research capabilities and philosophy were well-suited to each Fund given its investment objectives and policies, and that the Investment Manager and the Sub-Advisers would be able to meet and/or continue to meet any reasonably foreseeable obligations under each Agreement.

5.31.11	Allianz Multi-Strategy Funds Semiannual Report	177

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements  (Cont.)

(unaudited)

In assessing the reasonableness of the Funds’ fees under the Agreements, the Trustees considered, among other information, each Fund’s management fee and the expected and/or actual total expense ratio as a percentage of average daily net assets and the management fees and total expense ratios of comparable funds identified by Lipper or Morningstar, as applicable. The Trustees also noted the management fee waiver agreement and expense limitation agreements for the Funds that cap expenses.

In comparing the Funds to their respective peers as identified by Lipper and Morningstar with respect to expenses, the Trustees noted that the Funds were not charged a separate administration fee, recognizing that their management fee includes a component for administrative services, while many peer funds in the Lipper or Morningstar categories have separate advisory and administration agreements with separate fees. Therefore, the Trustees, at the recommendation of the Investment Manager, also considered the expected total expense ratio of each New Fund and estimated total expense ratios of the Renewal Funds compared to the total expenses of the peer funds, recognizing that the fees for management and administrative services and other non-management fees would be subsumed within the total expense ratio.

Because the New Funds had not yet commenced operations, the Trustees did not have investment performance to compare to each New Fund’s respective peer group’s returns.

To the extent possible, the Trustees considered each Fund’s management fee charged by the Investment Manager and respective Sub-Adviser to other clients, including traditional domestic funds relative to international funds and sector funds. The Trustees noted that the management fee to be paid by the New Funds was generally in line with the fees paid by other institutional funds managed by AGIC and RCM, respectively. The Trustees also considered the management fees charged by the Sub-Advisers to other clients, traditional domestic funds relative to international funds and sector funds and, where applicable, fees charged by the Sub-Advisers to institutional and separate account clients with investment strategies similar to those of the Renewal Funds. Regarding the institutional separate accounts, the Trustees noted that the management fees paid by the Renewal Funds are either in line with or slightly higher than the fees paid by these clients of the Sub-Advisers, but were advised that the administrative burdens for the Investment Manager and the Sub-Advisers with respect to the Renewal Funds were relatively higher, due in part to the more extensive regulatory regime to which the Renewal Funds are subject in comparison to institutional separate accounts.

The Trustees also considered the estimate of the profitability of the Investment Manager and its affiliates from their investment management relationship with the New Funds. Additionally, the Trustees considered the profitability analysis of the Investment Manager from its relationship with each Renewal Fund and determined that such profitability did not appear to be excessive. The Trustees also took into account that, as open-end investment companies, the Funds intend to raise additional assets, so as the assets of the Funds grow over time, the Funds could gain potential economies of scale by having their expenses spread over an increasing asset base, thus potentially lowering the total fund expenses as a percentage of fund assets. Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager, the Sub-Advisers and their affiliates, such as reputational value derived from serving as Investment Manager and Sub-Advisers to the Funds.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and Sub-Advisers’ responses and efforts to continue to improve the Renewal Funds’ investment performance. The Trustees also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services to be provided by the Investment Manager or Sub-Advisers, as the case may be.

178	Allianz Multi-Strategy Funds Semiannual Report	5.31.11

Allianz Funds Multi-Strategy Trust

Trustees

Hans W. Kertess

Chairman of the Board of Trustees

Paul Belica

Bradford K. Gallagher

James A. Jacobson

John C. Maney

William B. Ogden, IV

Alan Rappaport

Deborah A. Zoullas

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Advisers

Allianz Global Investors Capital LLC

600 West Broadway, 30th Floor

San Diego, CA 92101

Allianz Global Investors Europe GmbH

Mainzer Lanstrasse 11-13

Frankfurt-am-Main, Germany

Allianz Global Investors Solutions LLC

600 West Broadway

San Diego, CA 92101

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, TX 75201

RCM Asia Pacific Limited

21st Floor, Cheung Kong Center

2 Queen’s Road Central

Hong Kong

RCM Capital Management LLC

555 Mission Street, Suite 1700

San Francisco, CA 94105

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Fund Officers

Brian S. Shlissel

President

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Youse E. Guia

Chief Compliance Officer

Lagan Srivastava

Assistant Secretary

Richard H. Kirk

Assistant Secretary

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agents

Boston Financial Data Services, Inc.

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class and Administrative Class shares)

330 West 9th Street

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 426-0107 for Class A, B, C, D and R shares or (800) 498-5413 for Class P, Institutional Class and Administrative Class shares. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our website, www.allianzinvestors.com.

Allianz Global Investors has more than $1 trillion under management for our clients worldwide.* Our U.S. investment managers—PIMCO, NFJ Investment Group, RCM, Allianz Global Investors Capital and Allianz Global Investors Solutions—provide clients with a comprehensive and constantly evolving range of investment styles and products.

For more information about any of our innovative investment solutions or client services, call your financial advisor or visit www.allianzinvestors. com.

* Assets under management are for Allianz Global Investors AG as of 12/31/10.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes). Please read the prospectus carefully before you invest or send money.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2011. For information about any product, contact your financial advisor.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AZ750SA_053111

AGI-2011-05-31-1080

ITEM 2.	CODE OF ETHICS

Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing

ITEM 6.	SCHEDULE OF INVESTMENTS

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end investment management companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end investment management companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

Disclosure not required for open-end investment management companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 Cert. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds Multi-Strategy Trust

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date:	August 1, 2011

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	August 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date:	August 1, 2011

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	August 1, 2011